               1998
                  SEMI-ANNUAL REPORT
                    FINANCIAL STATEMENTS

                                                                [MAS FUND LOGO]

MAS FUNDS

MAS Funds is pleased to present the Semi-Annual Report for the Portfolios as of March 31, 1998. Please call your Miller Anderson & Sherrerd service contact at 800-354-8185 with any questions regarding these Financial Statements.

TABLE OF CONTENTS




   MAS Overview and Statement of Net Assets
   Value Portfolio.........................    1
   Equity Portfolio........................    4
   Small Cap Value Portfolio...............    9
   International Equity Portfolio..........   14
   Mid Cap Growth Portfolio................   17
   Mid Cap Value Portfolio.................   20
   Emerging Markets Value Portfolio........   24
   Fixed Income Portfolio..................   27
   Domestic Fixed Income Portfolio.........   37
   High Yield Portfolio....................   44
   Cash Reserves Portfolio.................   50
   Fixed Income Portfolio II...............   52
   Mortgage-Backed Securities Portfolio....   60
   Limited Duration Portfolio..............   65
   Special Purpose Fixed Income
      Portfolio............................   71
   Municipal Portfolio.....................   79
   PA Municipal Portfolio..................   85
   Global Fixed Income Portfolio...........   89
   International Fixed Income Portfolio....   93
   Intermediate Duration Portfolio.........   96
   Multi-Market Fixed Income Portfolio.....  104
   Balanced Portfolio......................  113
   Multi-Asset-Class Portfolio.............  124
Statement of Operations....................  138
Statement of Changes in Net Assets.........  143
Financial Highlights.......................  150
Notes to Financial Statements..............  168


THIS SEMI-ANNUAL REPORT CONTAINS CERTAIN INVESTMENT RETURN INFORMATION. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH EITHER MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

VALUE
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Value Portfolio combines Miller Anderson & Sherrerd's disciplined valuation process with the judgment gained through considerable experience in low P/E investing, emphasizing large capitalization stocks from all market sectors. MAS considers a company's intrinsic worth, projected earnings and other measures to help determine if its current price makes it a strong candidate for value investing. MAS also employs a formal sell discipline. Individual positions are sold when price appreciation or earnings-per-share deterioration raises the current P/E ratio.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*

                                    MAS VALUE
                      ---------------------------------------
                      INSTITUTIONAL#   INVESTMENT
SIX MONTHS                 7.23%           7.13%       7.07%        17.23%
ONE YEAR                  33.03           32.83       32.71         47.99
FIVE YEARS                21.82           21.74       21.72         22.40
TEN YEARS                 18.78           18.74       18.73         18.94

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

# Represents an investment in the Institutional Class.

----------------------------------------------------
                                            VALUE
       MARCH 31, 1998           SHARES      (000)!
----------------------------------------------------

BANKS (8.5%)
Chase Manhattan Corp.            688,054  $   92,801
Citicorp                         309,380      43,932
Crestar Financial Corp.          364,202      21,533
First Union Corp.              1,408,603      79,938
Mellon Bank Corp.                635,396      40,348
NationsBank Corp.                386,600      28,198
Republic New York Corp.          297,701      39,706
----------------------------------------------------
GROUP TOTAL                                  346,456
----------------------------------------------------
BASIC RESOURCES (7.3%)
Cabot Oil & Gas Corp., Class
  A                              755,242      27,850
Dow Chemical Co.                 372,475      36,223
E.I. DuPont de Nemours & Co.     506,768      34,460
Great Lakes Chemical Corp.     1,030,818      55,664
IMC Global, Inc.                 955,494      36,369
Inland Steel Industries,
  Inc.                           995,300      27,495
Lubrizol Corp.                   242,800       9,348
National Steel Corp, Class B     786,200      13,464
Rohm & Haas Co.                  400,856      41,413
Westvaco Corp.                   526,120      16,178
----------------------------------------------------
GROUP TOTAL                                  298,464
----------------------------------------------------
CONSUMER DURABLES (11.2%)
Chrysler Corp.                   487,100      20,245
Dana Corp.                       709,451      41,281
Ford Motor Co.                 2,857,630     125,914
General Motors Corp.           1,628,809     109,843
Goodyear Tire & Rubber Co.     1,197,813      90,734
Owens Corning                  1,441,941      51,820
Tupperware Corp.                 748,976      19,942
----------------------------------------------------
GROUP TOTAL                                  459,779
----------------------------------------------------
CONSUMER SERVICES (0.3%)
Standard Register Co.            411,011      13,949
----------------------------------------------------
ENERGY (6.7%)
Amoco Corp.                      228,136      19,705
Atlantic Richfield Co.           507,656      39,914
British Petroleum plc ADR        498,442      42,897
* Nabors Industries, Inc.        370,900       8,786
Phillips Petroleum Co.           863,595      43,126
Repsol SA ADR                    857,710      43,636
Ultramar Diamond Shamrock
  Corp.                          930,290      32,793
YPF SA ADR                     1,330,938      45,252
----------------------------------------------------
GROUP TOTAL                                  276,109
----------------------------------------------------
FOOD, TOBACCO & OTHER (4.9%)
IBP, Inc.                        972,603      21,823
Philip Morris Cos., Inc.       1,784,005      74,371


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

VALUE
PORTFOLIO (UNAUDITED)




                                            VALUE
(CONT'D)                        SHARES      (000)!
----------------------------------------------------

RJR Nabisco Holdings Corp.     1,925,090  $   60,279
Universal Foods Corp.            859,547      42,118
----------------------------------------------------
GROUP TOTAL                                  198,591
----------------------------------------------------
HEALTH CARE (5.5%)
Beckman Instruments, Inc.      1,034,399      59,284
Columbia/HCA Healthcare
  Corp.                        1,294,561      41,750
* Foundation Health Systems,
  Inc.                         1,603,284      44,190
Mallinckrodt, Inc.               794,651      31,389
* Maxicare Health Plans,
  Inc.                           816,960       8,987
* Vencor, Inc.                   795,800      23,824
* Wellpoint Health Networks,
  Inc.                           215,500      14,546
----------------------------------------------------
GROUP TOTAL                                  223,970
----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (16.9%)
Aeroquip-Vickers, Inc.         1,351,176      78,115
* AMR Corp.                      269,390      38,573
Case Corp.                     1,509,926     102,864
Caterpillar, Inc.                478,094      26,325
CSX Corp.                        555,596      33,058
Cummins Engine Co., Inc.       1,414,386      77,968
Delta Air Lines, Inc.            310,800      36,752
Eaton Corp.                      252,602      24,045
* FMC Corp.                      401,565      31,523
Harnischfeger Industries,
  Inc.                         1,542,501      52,734
Kennametal, Inc.                 772,563      40,656
Olsten Corp.                   2,198,160      34,896
Parker Hannifin Corp.            906,237      46,445
Tecumseh Products Co., Class
  A                              648,176      34,839
TRW, Inc.                        618,818      34,112
----------------------------------------------------
GROUP TOTAL                                  692,905
----------------------------------------------------
INSURANCE (9.7%)
Allstate Corp.                   569,820      52,388

American General Corp.           574,955      37,192
Chubb Corp.                      237,115      18,584
CIGNA Corp.                      294,200      60,311
Everest Reinsurance
  Holdings, Inc.                 984,191      40,475
Hartford Financial Services
  Group, Inc.                    441,053      47,854
Loews Corp.                      266,400      27,772
Old Republic International
  Corp.                          887,800      39,341
ReliaStar Financial Corp.        901,338      41,518
Transatlantic Holdings, Inc.     411,458      31,116
----------------------------------------------------
GROUP TOTAL                                  396,551
----------------------------------------------------
RETAIL (8.2%)
Dillard's, Inc., Class A       1,176,309      43,450
* Federated Department
  Stores, Inc.                   707,400      36,652
Russell Corp.                    789,415      21,166
Sears, Roebuck & Co.             740,000      42,504
Springs Industries, Inc.,
  Class A                        645,018      35,436
* Toys 'R' Us, Inc.            2,471,551      74,301
V.F. Corp.                     1,187,006      62,392
* Woolworth Corp.                755,600      18,890
----------------------------------------------------
GROUP TOTAL                                  334,791
----------------------------------------------------
TECHNOLOGY (6.9%)
* Arrow Electronics, Inc.        957,200      25,904
Avnet, Inc.                      311,700      17,942
International Business
  Machines Corp.                 962,244      99,953
* Quantum Corp.                  872,700      18,599
* Seagate Technology, Inc.       955,752      24,133
* Stratus Computer, Inc.       1,327,400      58,489
Tektronix, Inc.                  852,817      38,057
----------------------------------------------------
GROUP TOTAL                                  283,077
----------------------------------------------------
UTILITIES (2.7%)
Cinergy Corp.                    411,607      15,229
DTE Energy Co.                   666,540      26,203
Duke Energy Corp.                349,822      20,836
Entergy Corp.                    681,545      20,276
GPU, Inc.                        583,204      25,807
----------------------------------------------------
GROUP TOTAL                                  108,351
----------------------------------------------------
TOTAL COMMON STOCKS (Cost $2,732,121)      3,632,993
----------------------------------------------------
CASH EQUIVALENTS (17.8%)
----------------------------------------------------

                                    FACE
                                  AMOUNT
                                   (000)
                              ----------
Short-term Investments
  Held as Collateral for
  Loaned Securities (8.4%)    $  345,139     345,139
----------------------------------------------------
COMMERCIAL PAPER (7.2%)
CIT Group Holdings
  5.51%, 5/22/98                  46,700      46,336
Eiger Capital Corp.
  5.56%, 4/16/98                  50,000      49,884
General Electric Capital
  Corp.
  5.53%, 4/2/98                   50,000      49,992
General Motors Acceptance
  Corp.
  5.54%, 4/15/98                  50,000      49,892
Household Finance Corp.
  5.54%, 4/3/98                   50,000      49,985
IBM Credit Corp.
  5.52%, 5/7/98                   25,000      24,862
Trident Capital Finance Inc.
  5.53%, 4/29/98                  23,730      23,628
----------------------------------------------------
GROUP TOTAL                                  294,579
----------------------------------------------------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



                                 FACE
                                AMOUNT      VALUE
                                (000)       (000)!
----------------------------------------------------

REPURCHASE AGREEMENT (2.2%)
  Chase Securities, Inc. 5.75%,
  dated 3/31/98, due 4/1/98,
  to be repurchased at
  $89,838, collateralized
  by various U.S. Government
  Obligations, due
  4/1/98-11/15/99, valued
  at $90,092                  $   89,823  $   89,823
----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $729,541)       729,541
----------------------------------------------------
TOTAL INVESTMENTS (106.6%)
(Cost $3,461,662)                          4,362,534
----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.6%)
Cash                                               2
Dividends Receivable                           4,965
Interest Receivable                               14
Receivable for Investments Sold               74,206
Receivable for Fund Shares Sold                5,960
Other Assets                                     116
Payable for Fund Shares Redeemed              (4,980)
Payable for Investment Advisory Fees          (4,727)
Payable for Administrative Fees                 (272)
Payable for Shareholder Servicing
  Fees-Investment Class                           (4)
Payable for Distribution
  Fee-Adviser Class                              (85)
Payable for Trustees' Deferred
  Compensation Plan-Note F                       (98)
Collateral on Securities Loaned, at
  Value                                     (345,139)
Other Liabilities                               (181)
                                          ----------
                                            (270,223)
----------------------------------------------------
NET ASSETS (100%)                         $4,092,311
----------------------------------------------------

                                            VALUE
                                            (000)!
----------------------------------------------------

INSTITUTIONAL CLASS
----------------------------------------------------
NET ASSETS
Applicable to 185,149,408 outstanding
  shares of beneficial interest
  (unlimited authorization, no par
  value)                                  $3,632,965
----------------------------------------------------
NET ASSET VALUE PER SHARE                 $    19.62
----------------------------------------------------
INVESTMENT CLASS
----------------------------------------------------
NET ASSETS
Applicable to 1,487,756 outstanding
  shares of beneficial interest
  (unlimited authorization,
  no par value)                           $   29,166
----------------------------------------------------
NET ASSET VALUE PER SHARE                 $    19.60
----------------------------------------------------
ADVISER CLASS
----------------------------------------------------
NET ASSETS
Applicable to 21,957,690 outstanding
  shares of beneficial interest
  (unlimited authorization,
  no par value)                           $  430,180
----------------------------------------------------
NET ASSET VALUE PER SHARE                 $    19.59
----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                           $3,047,427
Undistributed Net Investment Income
  (Loss)                                      15,591
Undistributed Realized Net Gain (Loss)       128,421
Unrealized Appreciation (Depreciation)
  on Investment Securities                   900,872
----------------------------------------------------
NET ASSETS                                $4,092,311
----------------------------------------------------
!    See Note A1 to Financial Statements.
*    Non-income producing security
ADR  American Depositary Receipt


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

EQUITY
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Equity Portfolio is Miller Anderson & Sherrerd's core-strategy common stock fund, investing mostly in stocks of large companies. MAS employs strategic economic and market analyses and disciplined valuation methodologies to identify the best individual stocks. Strategic over- and under-weightings are managed to maintain a portfolio that is well diversified among industry sectors.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*




                                   MAS EQUITY
                        ----------------------------
                    INSTITUTIONAL#  INVESTMENT
    SIX MONTHS          12.25%        12.18%      12.16%      17.23%
    ONE YEAR            39.82          39.55      39.70        47.99
    FIVE YEARS          19.33          19.24      19.31        22.40
    TEN YEARS           17.87          17.83      17.87        18.94


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

# Represents an investment in the Institutional Class.

----------------------------------------------------
                                             VALUE
        MARCH 31, 1998            SHARES    (000)!
----------------------------------------------------

BANKS (4.3%)
BankBoston Corp.                  125,000  $  13,781
Chase Manhattan Corp.              96,400     13,002
Citicorp                           94,400     13,405
First Union Corp.                 216,016     12,259
----------------------------------------------------
GROUP TOTAL                                   52,447
----------------------------------------------------
BASIC RESOURCES (4.5%)
Bowater, Inc.                     134,900      7,613
Champion International Corp.      182,900      9,934
E.I. DuPont de Nemours & Co.      238,500     16,218
* Grace Specialty Chemicals        65,600      1,205
PPG Industries, Inc.               95,800      6,508
Praxair, Inc.                     122,600      6,306
Solutia, Inc.                     208,200      6,194
W. R. Grace & Co.                   9,000        753
----------------------------------------------------
GROUP TOTAL                                   54,731
----------------------------------------------------

BEVERAGE & PERSONAL PRODUCTS (1.3%)
Anheuser-Busch Cos., Inc.         125,900      5,831
Coca-Cola Enterprises, Inc.       148,300      5,441
Dial Corp.                        178,300      4,268
----------------------------------------------------
GROUP TOTAL                                   15,540
----------------------------------------------------
CONSUMER DURABLES (7.3%)
Chrysler Corp.                    152,300      6,330
Ford Motor Co.                    664,800     29,293
General Motors Corp.              367,117     24,757
Goodyear Tire & Rubber Co.        132,300     10,022
LucasVarity plc ADR               247,600     10,229
Owens Corning                     196,300      7,055
----------------------------------------------------
GROUP TOTAL                                   87,686
----------------------------------------------------
CONSUMER SERVICES (6.1%)
* Cendant Corp.                   481,345     19,073
* Clear Channel Communications,
  Inc.                            106,300     10,417
News Corp., Ltd. ADR              327,900      7,542
Service Corp. International       274,200     11,636
* Tele-Communications, Inc.,
  Class A                         456,400     14,191
* Tele-Communications Liberty
  Media Group, Class A            328,913     11,306
----------------------------------------------------
GROUP TOTAL                                   74,165
----------------------------------------------------
CREDIT & FINANCE/
  INVESTMENT COMPANIES (2.7%)
American Express Co.               60,000      5,509
Associates First Capital Corp.,
  Class A                          21,438      1,694
Bear Stearns Co., Inc.             78,600      4,038
CMAC Investment Corp.              58,400      3,898


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                  SHARES    (000)!
----------------------------------------------------

Lehman Brothers Holdings, Inc.     72,600  $   5,436
SLM Holding Corp.                 269,100     11,739
----------------------------------------------------
GROUP TOTAL                                   32,314
----------------------------------------------------
ENERGY (8.7%)
Atlantic Richfield Co.             76,700      6,031
British Petroleum plc ADR         125,034     10,761
Coastal Corp.                     185,000     12,048
Columbia Gas System, Inc.          99,100      7,705
Diamond Offshore Drilling, Inc.   117,200      5,318
ENSCO International, Inc.          95,100      2,639
* Global Marine, Inc.             108,200      2,678
Mobil Corp.                        83,500      6,398
* Nabors Industries, Inc.         177,000      4,193
Phillips Petroleum Co.            207,800     10,377
* R & B Falcon Corp.              195,000      5,777
Schlumberger Ltd.                  82,800      6,272
Texaco, Inc.                      203,600     12,267
USX-Marathon Group                171,200      6,441
YPF SA ADR                        191,300      6,504
----------------------------------------------------
GROUP TOTAL                                  105,409
----------------------------------------------------
FOOD, TOBACCO & OTHER (4.1%)
Philip Morris Cos., Inc.          819,270     34,153
RJR Nabisco Holdings Corp.        550,380     15,825
----------------------------------------------------
GROUP TOTAL                                   49,978
----------------------------------------------------
HEALTH CARE (6.4%)
American Home Products Corp.       68,700      6,552
Baxter International, Inc.        225,400     12,425
Bristol-Myers Squibb Co.           84,972      8,864
* Health Management Associates,
  Inc., Class A                   219,050      6,270
* HEALTHSOUTH Rehabilitation
  Corp.                           250,000      7,016
* Lincare Holdings, Inc.          133,200      9,407
Merck & Co., Inc.                 117,100     15,033
Mylan Labs, Inc.                  104,400      2,401
* Tenet Healthcare Corp.          248,400      9,020
----------------------------------------------------
GROUP TOTAL                                   76,988
----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (12.8%)
Aeroquip-Vickers, Inc.            103,100      5,960
* AMR Corp.                        60,100      8,606
Case Corp.                        270,000     18,394
Cummins Engine Co., Inc.          342,700     18,891
Eaton Corp.                        24,000      2,285
* FMC Corp.                       118,200      9,279
Harnischfeger Industries, Inc.    167,700      5,733
Lockheed Martin Corp.             226,800     25,515
Textron, Inc.                      95,100      7,323
United Technologies Corp.         264,500     24,417
Waste Management, Inc.            589,300     18,158
York International Corp.          215,500      9,698
----------------------------------------------------
GROUP TOTAL                                  154,259
----------------------------------------------------

----------------------------------------------------
INSURANCE (6.1%)
Allstate Corp.                     65,481  $   6,020
Everest Reinsurance Holdings,
  Inc.                            133,900      5,507
Exel Ltd.                         168,800     13,082
Hartford Financial Services
  Group, Inc.                     182,150     19,763
Loews Corp.                       220,800     23,018
Travelers Property Casualty
  Corp., Class A                  140,100      6,164
----------------------------------------------------
GROUP TOTAL                                   73,554
----------------------------------------------------
MID CAP GROWTH (5.6%)
* Accelr8 Technology Corp.         15,500        250
* Advanced Fibre
  Communications, Inc.             19,300        702
A.G. Edwards, Inc.                 11,100        486
* Allied Waste Industries, Inc.    37,500        936
* American Disposal Services,
  Inc.                             11,400        430
* AMF Bowling, Inc.                27,700        710
* At Home Corp., Series A          22,700        768
* Atlas Air, Inc.                  14,700        479
* Beringer Wine Estates
  Holdings, Inc., Class B          13,500        697
* BMC Software, Inc.               16,300      1,366
* Borders Group, Inc.              33,000      1,124
* Brylane, Inc.                    11,900        667
* Cablevision Systems Corp.,
  Class A                          10,000        657
* Cellular Communications
  International, Inc.              12,800        870
* CIENA Corp.                      10,300        439
* Cinar Films, Inc., Class B       20,300        865
Cintas Corp.                       19,600      1,014
Comcast Corp., Class A Special     17,500        618
* Complete Business Solutions,
  Inc.                             35,000      1,256
* CompUSA, Inc.                    17,800        463
* Computer Horizons Corp.          20,200      1,015
* Concord EFS Inc.                 31,500      1,089
CVS Corp.                          14,000      1,057
Danaher Corp.                      10,000        759
Diamond Offshore Drilling, Inc.    11,700        531
* Dollar Tree Stores, Inc.          9,100        483
* EarthShell Corp.                 10,600        189
Estee Lauder Cos., Class A         17,600      1,195
* Exodus Communications, Inc.       5,600        157
FINOVA Group, Inc.                 15,700        924
* Fiserv, Inc.                     19,350      1,226
Franklin Resources, Inc.           12,000        636
* Friendly Ice Cream Corp.         24,100        491
* Geac Computer Corp., Ltd.        13,700        575
* Global Industries Ltd.           25,600        522
* Globalstar Telecommunications
  Ltd.                             30,500      1,933
HBO & Co.                          20,000      1,208
* Health Management Associates,
  Inc., Class A                    80,192      2,295
* Healthcare Recoveries, Inc.      30,100        700
* Heftel Broadcasting Corp.,
  Class A                          13,500        604
* Hibbett Sporting Goods, Inc.     14,500        402
* Imax Corp.                       33,700        956

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

EQUITY
PORTFOLIO (UNAUDITED)


                                             VALUE
(CONT'D)                          SHARES    (000)!
----------------------------------------------------

Inter-Tel, Inc.                    17,200  $     463
* Intermedia Communications,
  Inc.                              8,500        677
* J. Ray McDermott, S.A.           11,500        484
* Jacor Communications, Inc.       16,700        985
* Level 3 Communications, Inc.      7,300        523
* Lincare Holdings, Inc.           28,900      2,041
Linear Technology Corp.             7,700        531
* Loral Space & Communications
  Ltd.                             41,800      1,168
* MAPICS, Inc.                     43,700        773
* Metro-Goldwyn-Mayer, Inc.        23,100        517
* Metromedia Fiber Network,
  Inc., Class A                     7,100        239
* Micro Focus Group plc ADR        18,900        900
* Networks Associates, Inc.        15,325      1,015
* NEXTLINK Communications,
  Inc., Class A                    17,600        565
* Nutraceutical International
  Corp.                            19,200        422
ONIX Systems, Inc.                 22,200        322
* Orange plc                       63,000        402
* Orthodontic Centers of
  America, Inc.                    47,700      1,034
* Outdoor Systems, Inc.            32,650      1,145
* Pediatrix Medical Group, Inc.    10,700        498
* Peoplesoft, Inc.                 13,300        701
* Polo Ralph Lauren Corp.          17,200        517
Premier Parks, Inc.                17,900      1,038
* Princeton Video Image, Inc.      17,800        145
* Province Healthcare Co.          15,600        410
* Qwest Communications
  International, Inc.              15,700        610
* RELTEC Corp.                      9,200        326
* Rexall Sundown, Inc.             19,400        661
* Sapient Corp.                    16,800        796
* Sealed Air Corp.                 13,200        865
* Security Capital Group, Inc.,
  Class B                           9,200        283
Security Capital Industrial
  Trust                            25,990        666
* Security Capital U.S. Realty     25,300        334
Shire Pharmaceuticals Group plc
  ADR                               8,500        182
Sirrom Capital Corp.               35,200      1,058
* Stage Stores, Inc.                9,100        470
State Street Corp.                 13,800        939
Stewart Enterprises, Inc.,
  Class A                           9,700        540
* Sunrise Assisted Living, Inc.    17,200        770

* Tele-Communications, Inc.,
  Class A                          20,095        625
* Tele-Communications
  International, Inc., Class A     26,100        525
* Tele-Communications Liberty
  Media Group, Class A             36,387      1,251
* Tele-Communications TCI
  Ventures Group, Class A          45,310        796
* Tel-Save Holdings, Inc.          20,400        464
* Tellabs, Inc.                    20,700      1,389
* Total Renal Care Holdings,
  Inc.                             16,600        553
* Uniphase Corp.                   15,100        635
* United Rentals, Inc.             28,200        733
----------------------------------------------------
* Univision Communications,
  Inc., Class A                    10,200  $     380
* USA Waste Services, Inc.         15,300        682
----------------------------------------------------
GROUP TOTAL                                   67,792
----------------------------------------------------
RETAIL (5.1%)
* CompUSA, Inc.                   352,300      9,160
CVS Corp.                         127,600      9,634
* Federated Department Stores,
  Inc.                            130,500      6,762
Home Depot, Inc.                  110,188      7,431
* Office Depot, Inc.              342,800     10,670
* Polo Ralph Lauren Corp.         129,900      3,905
Ross Stores, Inc.                  82,900      3,658
Wal-Mart Stores, Inc.             198,900     10,107
----------------------------------------------------
GROUP TOTAL                                   61,327
----------------------------------------------------
TECHNOLOGY (10.5%)
* Applied Materials, Inc.         145,700      5,145
* Bay Networks, Inc.              235,900      6,399
* BMC Software, Inc.              145,700     12,211
* Cisco Systems, Inc.             172,700     11,808
Compaq Computer Corp.             165,100      4,272
Intel Corp.                       127,300      9,937
* Microsoft Corp.                 441,000     39,470
* Network Associates, Inc.        133,800      8,864
* SCI Systems, Inc.               133,600      4,760
* Seagate Technology, Inc.        225,100      5,684
* Tellabs, Inc.                   117,100      7,860
* 3Com Corp.                      144,075      5,178
Xerox Corp.                        54,600      5,811
----------------------------------------------------
GROUP TOTAL                                  127,399
----------------------------------------------------
UTILITIES (4.7%)
* Airtouch Communications, Inc.   136,600      6,685
MCI Communications Corp.          286,500     14,182
SBC Communications, Inc.          266,000     11,604
Sprint Corp.                      158,000     10,695
* WorldCom, Inc.                  319,189     13,745
----------------------------------------------------
GROUP TOTAL                                   56,911
----------------------------------------------------
VALUE (8.3%)
Aeroquip-Vickers, Inc.             49,600      2,867
American General Corp.             19,400      1,255
Amoco Corp.                        10,700        924
* AMR Corp.                         6,600        945
* Arrow Electronics, Inc.          24,400        660
Atlantic Richfield Co.             15,500      1,219
Avnet, Inc.                         7,900        455
Beckman Instruments, Inc.          27,500      1,576
British Petroleum plc ADR          11,366        978
Cabot Oil & Gas Corp., Class A     25,900        955
Case Corp.                         36,900      2,514
Caterpillar, Inc.                  20,400      1,123
Chase Manhattan Corp.              16,600      2,239
Chubb Corp.                         5,500        431
CIGNA Corp.                         7,700      1,578

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                  SHARES    (000)!
----------------------------------------------------

Citicorp                           13,400  $   1,903
Columbia/HCA Healthcare Corp.      17,000        548
Crestar Financial Corp.            53,749      3,178
CSX Corp.                          25,400      1,511
Cummins Engine Co., Inc.           41,000      2,260
Delta Air Lines, Inc.               9,300      1,100
Dillard's Inc., Class A            24,600        909
Dow Chemical Co.                   10,200        992
Duke Energy Corp.                  10,668        635
E.I. DuPont de Nemours & Co.       19,000      1,292
Eaton Corp.                         6,000        571
Entergy Corp.                      28,867        859
First Union Corp.                  55,599      3,155
* FMC Corp.                        17,800      1,397
Ford Motor Co.                     81,800      3,604
* Foundation Health Systems,
  Inc., Class A                    41,310      1,139
General Motors Corp.               31,032      2,093
Goodyear Tire & Rubber Co.         35,800      2,712
GPU, Inc.                          31,500      1,394
Great Lakes Chemical Corp.         15,800        853
Harnischfeger Industries, Inc.     32,000      1,094
Hartford Financial Services
  Group, Inc.                      12,800      1,389
IBP, Inc.                          38,000        853
IMC Global, Inc.                   23,700        902
Inland Steel Industries, Inc.      22,700        627
International Business Machines
  Corp.                            31,100      3,231
Kennametal, Inc.                   14,608        769
Loews Corp.                         6,400        667
Mallinckrodt, Inc.                 26,200      1,035
* Maxicare Health Plans, Inc.      33,600        370
Mellon Bank Corp.                  21,800      1,384
National Steel Corp., Class B      28,000        479
NationsBank Corp.                   7,000        511
Old Republic International
  Corp.                            27,100      1,201
Olsten Corp.                       49,900        792
Owens Corning                      24,200        870
Parker Hannifin Corp.              27,950      1,432
Philip Morris Cos., Inc.           48,900      2,039
Phillips Petroleum Co.             20,200      1,009
* Quantum Corp.                    21,600        460
ReliaStar Financial Corp.          23,845      1,098
Repsol SA ADR                      24,100      1,226
Republic New York Corp.            10,200      1,360
RJR Nabisco Holdings Corp.         44,700      1,400
Rohm & Haas Co.                    18,600      1,922
Russell Corp.                      24,000        643
* Seagate Technology, Inc.         27,100        684
Sears, Roebuck & Co.               27,500      1,580
Springs Industries, Inc.,
 Class A                           23,800      1,308
Standard Register Co.              17,600        597
* Stratus Computer, Inc.           36,100      1,591
Tecumseh Products Co., Class A     39,700      2,134
Tektronix, Inc.                    36,750      1,640
* Toys 'R' Us, Inc.                33,300      1,001
Transatlantic Holdings, Inc.       13,300      1,006

                                             VALUE
                                  SHARES    (000)!
----------------------------------------------------
TRW, Inc.                          19,600  $   1,080
Tupperware Corp.                   21,600        575
Ultramar Diamond Shamrock Corp.    27,700        976
* Vencor, Inc.                     15,900        476
V.F. Corp.                         41,600      2,187
* Wellpoint Health Networks,
  Inc.                             11,900        803
YPF SA ADR                         41,600      1,414
----------------------------------------------------
GROUP TOTAL                                   99,639
----------------------------------------------------
TOTAL COMMON STOCKS (Cost $876,460)        1,190,139
----------------------------------------------------
CASH EQUIVALENTS (11.0%)
----------------------------------------------------
                                      FACE
                                      AMOUNT
                                     (000)
                                    --------

Short-term Investments
  Held as Collateral for
  Loaned Securities (10.9%)      $130,983    130,983
----------------------------------------------------
REPURCHASE AGREEMENT (0.1%) Chase Securities, Inc.
  5.75%, dated 3/31/98, due
  4/1/98, to be repurchased at
  $1,196, collateralized by various
  U.S. Government Obligations,
  due 4/1/98-11/15/99, valued at
  $1,199                            1,195      1,195
----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $132,178)       132,178
----------------------------------------------------
TOTAL INVESTMENTS (109.5%)
 (Cost $1,008,638)                         1,322,317
----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-9.5%)
Cash                                               2
Dividends Receivable                           1,429
Receivable for Investments Sold               22,953
Receivable for Fund Shares Sold                  363
Other Assets                                      62
Payable for Investments Purchased             (5,285)
Payable for Fund Shares Redeemed              (1,330)
Payable for Investment Advisory Fees          (1,495)
Payable for Administrative Fees                  (83)
Payable for Trustees' Deferred
  Compensation Plan-Note F                       (57)
Collateral on Securities Loaned, at Value   (130,983)
Other Liabilities                                (89)
                                           ---------
                                            (114,513)
----------------------------------------------------
NET ASSETS (100%)                          $1,207,804
----------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------
NET ASSETS
Applicable to 50,914,235 outstanding
  shares of beneficial interest
  (unlimited authorization, no par value)  $1,205,413
----------------------------------------------------
NET ASSET VALUE PER SHARE                  $   23.68
----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

EQUITY
PORTFOLIO (UNAUDITED)

                                             VALUE
(CONT'D)                                    (000)!
----------------------------------------------------
INVESTMENT CLASS
----------------------------------------------------
NET ASSETS
Applicable to 96,449 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)             $   2,281
----------------------------------------------------
NET ASSET VALUE PER SHARE                  $   23.65
----------------------------------------------------
ADVISER CLASS
----------------------------------------------------
NET ASSETS
Applicable to 4,632 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)             $     110**
----------------------------------------------------
NET ASSET VALUE PER SHARE                  $   23.66
----------------------------------------------------
----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                            $ 789,504
Undistributed Net Investment Income
  (Loss)                                       3,091
Undistributed Realized Net Gain (Loss)       101,530
Unrealized Appreciation (Depreciation) on
  Investment Securities                      313,679
----------------------------------------------------
NET ASSETS                                 $1,207,804
----------------------------------------------------
 !   See Note A1 to Financial Statements.
 *   Non-income producing security
**   Represents $109,599 of net assets.
ADR  American Depositary Receipt

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP VALUE
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Small Cap Value Portfolio applies Miller Anderson & Sherrerd's value investing to small-and medium-sized companies, combining MAS's disciplined valuation process with the judgment gained through considerable experience in low P/E investing. The Portfolio keeps sector weights within 5% of the sector weights of the Russell 2000 Index, with strategic over- and under-weightings assigned to different economic sectors and industries. This portfolio is not currently open to new investors.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*

                         MAS SMALL CAP      RUSSELL 2000
                      VALUE INSTITUTIONAL      INDEX
                      ----------------------------------

SIX MONTHS                    5.26%             6.37%
ONE YEAR                     45.29             42.01
FIVE YEARS                   23.35             17.67
TEN YEARS                    19.63             14.80


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Small-capitalization stock prices have experienced a greater degree of market volatility than those of large-capitalization companies.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

* Total returns are compared to the Russell 2000 Index, an unmanaged market index. Returns for periods less than one year are cumulative.

STATEMENT OF NET ASSETS
COMMON STOCKS (95.4%)

----------------------------------------------------
                                             VALUE
        MARCH 31, 1998            SHARES     (000)!
----------------------------------------------------

BANKS (6.3%)
Bank United Corp., Class A          38,400  $  1,920
Banknorth Group, Inc.               20,400     1,489
Colonial BancGroup, Inc.           122,500     4,425
Community First Bankshares,
  Inc.                              44,600     2,275
Cullen/Frost Bankers, Inc.          44,500     2,628
Dime Bancorp, Inc.                 136,471     4,103
Eagle Financial Corp.               42,200     2,440
First American Corp. of
  Tennessee                        115,300     5,650
* Golden State Bancorp Inc.        189,000     7,217
Investors Financial Services
  Corp.                             41,100     2,260
Long Island Bancorp, Inc            22,600     1,429
Magna Group, Inc.                   44,700     2,595
* Mechanics Savings Bank            76,600     2,336
Mercantile Bankshares Corp.         81,600     2,953
North Fork Bancorp., Inc.           78,100     3,017
* Prime Bancshares, Inc.           104,100     2,668
* Redfed Bancorp, Inc.             110,000     2,200
Reliance Bancorp, Inc.             103,300     4,003
Trustco Bank Corp.                  49,329     1,400
Union Planters Corp.                41,936     2,608
----------------------------------------------------
GROUP TOTAL                                   59,616
----------------------------------------------------

BASIC RESOURCES (4.8%)
* ACX Technologies, Inc.            73,700     1,764
AK Steel Holding Corp.             155,200     3,279
Agnico-Eagle Mines Ltd.            633,900     3,566
Barrick Gold Corp.                 279,400     6,042
Bowater, Inc.                       55,800     3,149
Crompton & Knowles Corp.            95,200     2,755
Equitable Resources, Inc.           66,700     2,218
Longview Fibre Co.                 101,100     1,573
National Steel Corp., Class B      147,600     2,528
P.H. Glatfelter Co.                 72,200     1,304
* RMI Titanium Co.                  78,500     1,697
Solutia, Inc.                      225,500     6,709
* Steel Dynamics, Inc.             120,000     2,550
* Tetra Technologies, Inc.         201,200     4,980
* Titanium Metals Corp.             53,800     1,459
----------------------------------------------------
GROUP TOTAL                                   45,573
----------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (1.4%)
* Blyth Industries, Inc.           388,650    13,263
----------------------------------------------------
CONSUMER DURABLES (6.5%)
Arvin Industries, Inc.             160,000     6,550
* Brewer (C) Homes, Inc.,
  Class A                          121,300       243
Centex Corp.                        76,600     2,920
* Essex International, Inc.         99,600     3,934
Excel Industries, Inc.             207,700     4,284
* Furniture Brands
  International, Inc.              375,700    12,093
General Cable Corp.                 60,600     2,750
* Giant Cement Holdings, Inc.      202,500     5,417
Interface, Inc.                     48,700     2,024


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP VALUE
PORTFOLIO (UNAUDITED)


                                             VALUE
(CONT'D)                          SHARES     (000)!
----------------------------------------------------

* Lear Corp.                        84,900  $  4,786
Lone Star Industries, Inc.          92,200     6,402
Simpson Industries, Inc.           181,000     2,534
* Simpson Manufacturing Co.,
  Inc.                              44,500     1,813
Southdown, Inc.                     59,700     4,160
Superior Telecom Inc.               30,800     1,286
----------------------------------------------------
GROUP TOTAL                                   61,196
----------------------------------------------------
CONSUMER SERVICES (4.8%)
* ACNielsen Corp.                   73,000     1,930
* Action Performance Cos.,
  Inc.                              62,700     2,206
* Budget Group, Inc.               156,900     5,884
Central Newspapers, Inc.,
  Class A                           32,200     2,288
FelCor Suite Hotels, Inc.           91,800     3,402
* Jacor Communications, Inc.        67,400     3,977
* John Q. Hammons Hotels, Inc.       9,400        74
* Journal Register Co.             167,500     3,497
* Prime Hospitality Corp.          248,500     4,846
Sotheby's Holdings, Inc.,
  Class A                          105,600     2,455
* TMP Worldwide, Inc.              203,800     6,496
* Valassis Communications,
  Inc.                             159,900     6,556
* World Color Press, Inc.           59,200     2,057
----------------------------------------------------
GROUP TOTAL                                   45,668
----------------------------------------------------
CREDIT & FINANCE/ INVESTMENT COMPANIES (3.3%)
CIT Group, Inc., Class A           172,100     5,615
CMAC Investment Corp.               35,000     2,336
Eaton Vance Corp.                   76,200     3,672
EVEREN Capital Corp.                95,400     4,210
* First Alliance Corp.              86,850     1,363
* Franchise Mortgage
  Acceptance
  Co. LLC                           43,400     1,090
H.F. Ahmanson & Co.                 49,300     3,821
* Healthcare Financial
  Partners, Inc.                    30,100     1,426
Imperial Credit Industries,
  Inc.                             131,100     3,105
Legg Mason, Inc.                    18,133     1,075
Morgan Keegan, Inc.                 48,400     1,056
* T & W Financial Corp.             31,200       897
* Waddell & Reed Financial,
  Inc.                              43,800     1,139
----------------------------------------------------
GROUP TOTAL                                   30,805
----------------------------------------------------

ENERGY (8.9%)
Apache Corp.                        76,500     2,811
* Benton Oil & Gas Co.             101,900     1,127
Camco International, Inc.          106,400     6,437
Coflexip SA                         45,000     2,779
Eastern Enterprises                 67,000     2,881
Energen Corp.                      258,200     5,680
Enron Oil & Gas Co.                107,700     2,470
ENSCO International, Inc.           87,000     2,414
* Global Industries Ltd.           199,000     4,055
* Global Marine, Inc.               84,500     2,091
* HS Resources, Inc.               108,201     1,691
* Input/Output, Inc.                35,000       818
KN Energy, Inc.                    140,000     8,269
National Fuel Gas Co.               66,700     3,135
* National-Oilwell, Inc.           239,300     7,852
Noble Affiliates, Inc.              60,700     2,527
* Noble Drilling Corp.             208,100     6,360
* Ocean Energy, Inc.               127,764     3,010
Pioneer Natural Resources Co.       40,000       995
* Stolt Comex Seaway, S.A.          19,400       489
Sun Co., Inc.                       54,400     2,224
Transocean Offshore, Inc.          109,000     5,607
* Varco International, Inc.         92,400     2,379
* Veritas DGC, Inc.                 41,500     2,098
Vintage Petroleum, Inc.            188,600     3,961
Wicor, Inc                           7,100       344
----------------------------------------------------
GROUP TOTAL                                   84,504
----------------------------------------------------
FOOD, TOBACCO & OTHER (3.2%)
* Consolidated Cigar Holdings,
  Inc.                             222,900     3,525
Dimon, Inc.                        832,100    13,886
* Fresh Del Monte Produce,
  Inc.                             366,500     5,635
* General Cigar Holdings, Inc.     276,800     4,238
* Standard Commercial Corp.        177,250     2,825
----------------------------------------------------
GROUP TOTAL                                   30,109
----------------------------------------------------
HEALTH CARE (9.2%)
Alpharma, Inc.                     215,700     4,678
* AmeriSource Health Corp.,
  Class A                           22,200     1,335
Angelica Corp.                     171,600     3,958
* ARV Assisted Living, Inc.        107,900     1,511
Beckman Instruments, Inc.           93,600     5,364
* Genesis Health Ventures,
  Inc.                              79,600     2,239
* Guilford Pharmaceuticals,
  Inc.                             196,200     4,316
* Hologic, Inc.                    139,100     3,860
* Lincare Holdings, Inc.            78,100     5,516
* Marquette Medical Systems,
  Inc., Class A                     92,100     2,556
* Maxicare Health Plans, Inc.      147,200     1,619
* Maxxim Medical, Inc.             111,400     3,196
Mylan Labs, Inc.                    79,300     1,824
* NBTY, Inc.                        65,500     3,979
* Personnel Group of America,
  Inc.                             162,000     3,685
* PharMerica, Inc.                 353,200     5,254
* Physicians' Specialty Corp.      135,300     1,522
* PSS World Medical, Inc.          264,000     6,204
* Respironics, Inc.                100,498     2,908
* Sterile Recoveries, Inc.          43,500       740
* Transkaryotic Therapies,
  Inc.                              91,600     2,966
* Trex Medical Corp.               131,800     2,479
* Trigon Healthcare, Inc.          138,000     4,149
* Universal Health Services,
  Inc., Class B                     81,900     4,730
* Vivus, Inc.                      385,200     4,526
* Wellpoint Health Networks,
  Inc.                              22,600     1,525
----------------------------------------------------
GROUP TOTAL                                   86,639
----------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                  SHARES     (000)!
----------------------------------------------------

HEAVY INDUSTRY/TRANSPORTATION (11.2%)
AAR Corp.                          147,300  $  4,014
* AccuStaff, Inc.                   92,600     3,195
* AFC Cable Systems, Inc.           47,400     1,843
Arnold Industries, Inc.             25,000       422
* Atlas Air, Inc.                  345,800    11,260
* Aviall, Inc.                     174,100     2,611
* Aviation Sales Co.               105,000     4,305
* BE Aerospace, Inc.                97,600     2,745
* CDI Corp.                         85,400     3,677
Chart Industries, Inc.              81,000     2,410
Cincinnati Milacron, Inc.           91,100     2,904
Columbus McKinnon Corp.             61,200     1,683
* Data Processing Resources
  Corp.                             71,100     2,209
* Fiserv, Inc.                      41,400     2,624
Flowserve Corp.                    185,100     6,039
Greenbrier Cos., Inc.              104,100     1,796
* Halter Marine Group, Inc.         44,000       698
* Hirsch International Corp.,
  Class A                           75,200       696
* Insurance Auto Auctions,
  Inc.                             201,500     2,216
JLG Industries, Inc.                21,000       349
Kaydon Corp.                        76,400     3,123
Knightsbridge Tankers Ltd.         112,200     3,198
Manitowoc Co.                       62,900     2,430
Martin Marietta Materials,
  Inc.                              41,100     1,775
* Midway Airlines Corp.             29,100       549
* Midwest Express Holdings,
  Inc.                              45,000     2,205
* OMI Corp.                        401,800     3,616
* PST Vans, Inc.                    80,800       545
* Philip Services Corp.            613,400     6,402
Select Appointments Holdings
  plc ADR                          141,800     3,580
* Steelcase Inc.                    40,000     1,460
Stewart & Stevenson Services,
  Inc.                              60,000     1,444
* Swift Transportation Co.,
  Inc.                              70,500     1,692
Teekay Shipping Corp.               71,000     2,210
Tranz Rail Holdings Ltd. ADR       161,500     1,716
* Triumph Group, Inc.               78,500     3,483
Wabash National Corp.              109,700     3,181
Werner Enterprises, Inc.           229,700     5,857
----------------------------------------------------
GROUP TOTAL                                  106,162
----------------------------------------------------
INSURANCE (3.8%)
Allied Life Financial Corp.        120,100     2,620
AmerUs Life Holdings, Inc.,
  Class A                          100,000     3,237
ESG Re Ltd.                        153,000     3,978
Everest Reinsurance Holdings,
  Inc.                             177,400     7,296
FBL Financial Group, Inc.,
  Class A                           52,100     2,637
Fremont General Corp.              112,300     6,605
Hartford Life, Inc., Class A       106,600     4,964
Nationwide Financial Services,
  Inc., Class A                     52,300     2,268
Presidential Life Corp.            100,700     1,907
----------------------------------------------------
GROUP TOTAL                                   35,512
----------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (7.1%)
Associated Estates Realty
  Corp.                             94,300     1,969
Avalon Properties, Inc.             51,000     1,479
(+) Canadian Hotel Income
  Properties                       300,000     1,904
CarrAmerica Realty Corp.           107,500     3,225
Chateau Communities, Inc.          124,008     3,689
Cousins Properties, Inc.            15,400       476
Crescent Real Estate Equities
  Co.                              121,700     4,381
Duke Realty Investments, Inc.      198,894     4,848
Equity Office Properties Trust      32,100       983
Excel Realty Trust, Inc.           187,400     6,676
Health Care REIT, Inc.             147,850     4,066
Health and Retirement Property
  Trust                             95,000     1,912
Healthcare Realty Trust, Inc.      102,200     2,887
Home Properties of N.Y., Inc.      251,492     6,979
* Imperial Credit Commercial
  Mortgage Investment Corp.         46,800       702
Liberty Property Trust             107,500     2,889
Mack-Cali Realty Corp.              73,100     2,855
Post Properties, Inc.               61,900     2,472
* Security Capital Group,
  Inc., Class B                    109,600     3,370
Security Capital Industrial
  Trust                             39,600     1,015
Smith (Charles E.) Residential
  Realty, Inc.                     150,700     5,011
United Dominion Realty Trust,
  Inc.                             206,900     3,000
----------------------------------------------------
GROUP TOTAL                                   66,788
----------------------------------------------------
RETAIL (7.6%)
* BJ's Wholesale Club, Inc.        163,400     6,373
* Borders Group, Inc.              100,700     3,430
* Brylane, Inc.                    103,400     5,797
Cato Corp., Class A                271,200     3,220
Claire's Stores, Inc.              137,100     3,145
* Columbia Sportswear Co.           16,000       338
* CompUSA, Inc.                     99,100     2,577
Culp, Inc.                         185,700     3,807
* Dan River, Inc.                  148,900     2,829
* Dress Barn (The), Inc.            94,600     2,720
* Friendly Ice Cream Corp.          84,900     1,730
* Galey & Lord, Inc.                32,200       741
* Goody's Family Clothing,
  Inc.                              77,800     3,443
Hughes Supply, Inc.                 71,400     2,584
* I. C. Isaacs & Co., Inc.          67,600       473
* Office Depot, Inc.               193,800     6,032
Pier 1 Imports, Inc.               148,850     4,037
* Polo Ralph Lauren Corp.          159,500     4,795
Ross Stores, Inc.                   52,700     2,325
Russ Berrie & Co., Inc.             91,300     2,767
* Stage Stores, Inc.                58,900     3,041
* Zale Corp.                       187,200     5,405
----------------------------------------------------
GROUP TOTAL                                   71,609
----------------------------------------------------
TECHNOLOGY (11.9%)
* Acclaim Entertainment, Inc.    1,357,400     8,993
* Aspen Technology, Inc.             5,300       219

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP VALUE
PORTFOLIO (UNAUDITED)


                                             VALUE
(CONT'D)                          SHARES     (000)!
----------------------------------------------------

* Avant! Corp.                      79,908  $  1,668
* Avid Technology, Inc.            107,600     4,425
* Box Hill Systems Corp.            44,400       569
* Cherry Corp., Class A            143,700     2,587
* CHS Electronics, Inc.            259,000     4,856
* Citrix Systems, Inc.              47,400     2,569
* Computer Horizons Corp.           49,500     2,487
* Computer Products, Inc.           59,300     1,383
* Compuware Corp.                   50,900     2,513
* Comverse Technology, Inc.        270,660    13,229
* Creative Technology Ltd.          66,500     1,496
* Dionex Corp.                      25,000     1,394
* Electronic Arts, Inc.             53,800     2,522
* FactSet Research Systems,
  Inc.                              26,500       947
* General Scanning Inc.            112,900     2,427
* GenRad, Inc.                      68,100     2,115
* Glenayre Technologies, Inc.      167,000     2,088
* HMT Technology Corp.             251,600     3,255
* Innova Corp.                     118,000     1,829
* Ingram Micro, Inc., Class A       46,500     1,726
* Network Associates, Inc.         173,500    11,494
* P-Com, Inc.                      142,000     2,840
* PairGain Technologies, Inc.       39,600       950
Penn Engineering &
  Manufacturing Corp.               73,900     1,885
* Platinum Technology, Inc.        174,100     4,483
Salient 3 Communications,
  Inc., Class A                     43,900       505
* Sanmina Corp.                     34,200     2,392
* SCI Systems, Inc.                112,700     4,015
* Splash Technology Holdings,
  Inc.                             132,800     2,224
*@ Sterling Software, Inc.
  (Escrow)                           6,951        --
* Summit Design, Inc.              175,200     2,606
* Symantec Corp.                   157,900     4,253
* Systems & Computer
  Technology Corp.                  50,900     2,100
* Teradyne, Inc.                   118,500     4,747
* USCS International, Inc.          72,500     1,545
* Unit Instruments, Inc.           166,500     1,415
----------------------------------------------------
GROUP TOTAL                                  112,751
----------------------------------------------------
UTILITIES (5.4%)
* CalEnergy Co., Inc.              165,200     4,667
* Calpine Corp.                    131,300     2,339
Cinergy Corp.                       56,500     2,090
Commonwealth Energy Systems        216,200     8,621
Illinova Corp.                     158,300     4,779
* LCI International Inc.            41,364     1,593
Minnesota Power & Light Co.         58,300     2,478
* Mobile Telecommunication
  Technologies Corp.                91,000     2,036

New Century Energies, Inc.          46,100     2,322
New York State Electric & Gas
  Corp.                             78,400     3,126
* Paging Network, Inc.             188,700     2,901
Public Service Co. of New
  Mexico                           165,900     4,054
Rochester Gas & Electric Corp.      43,700     1,420
* SmarTalk Teleservices, Inc.       73,900     2,360
Teco Energy Inc.                   207,500     5,862
----------------------------------------------------
GROUP TOTAL                                   50,648
----------------------------------------------------
TOTAL COMMON STOCKS (Cost $732,683)          900,843
----------------------------------------------------
RIGHTS (0.1%)
----------------------------------------------------
* Coast Federal Litigation
  Contingent Payment Rights
  Trust (Cost $0)                   61,000       991
----------------------------------------------------
WARRANTS (0.2%)
----------------------------------------------------
sec.* Canadian Hotel Income
  Properties REIT, expiring
  6/25/98
  (acquired 9/16/97, Cost
  $1,929)                          300,000     1,904
----------------------------------------------------
CASH EQUIVALENT (4.5%)
----------------------------------------------------
                                      FACE
                                     AMOUNT
                                     (000)
                                    -------
REPURCHASE AGREEMENT (4.5%)
Chase Securities, Inc. 5.75%,
  dated 3/31/98, due 4/1/98,
  to be repurchased at
  $42,630, collateralized by
  various U.S. Government
  Obligations, due
  4/1/98-11/15/99, valued at
  $42,751 (Cost $42,623)        $   42,623    42,623
----------------------------------------------------
TOTAL INVESTMENTS (100.2%) (Cost $777,235)   946,361
----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
Dividends Receivable                             834
Interest Receivable                                7
Receivable for Investments Sold               12,549
Receivable for Fund Shares Sold                  387
Other Assets                                      30
Payable for Investments Purchased            (13,171)
Payable for Fund Shares Redeemed                (663)
Payable for Investment Advisory Fees          (1,649)
Payable for Administrative Fees                  (63)
Payable for Trustees' Deferred
  Compensation Plan-Note F                       (25)
Other Liabilities                                (42)
                                            --------
                                              (1,806)
----------------------------------------------------
NET ASSETS (100%)                           $944,555
----------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                             (000)!
----------------------------------------------------

INSTITUTIONAL CLASS
----------------------------------------------------
NET ASSETS
Applicable to 42,187,111 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)              $944,555
----------------------------------------------------
NET ASSET VALUE PER SHARE                   $  22.39
----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                             $705,209
Undistributed Net Investment Income (Loss)       (18)
Undistributed Realized Net Gain (Loss)        70,238
Unrealized Appreciation (Depreciation) on
  Investment Securities                      169,126
----------------------------------------------------
NET ASSETS                                  $944,555
----------------------------------------------------
sec. Restricted Security-Total market value of restricted security owned at March 31, 1998 was $1,904 or 0.2% of net assets.
!     See Note A1 to Financial Statements.
*     Non-income producing security
(+)   144A security. Certain conditions for public sale may
      exist.
@     Value is less than $500.
ADR   American Depositary Receipt
REIT  Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The International Equity Portfolio is Miller Anderson & Sherrerd's core international stock fund, investing in more than 80 different companies from over 20 countries. MAS focuses on absolute and relative measures of value, trends in business dynamics and risk control through diversification. MAS analyzes both short- and long-term economic trends and employs a proprietary valuation process and liquidity indicators to determine country weightings and select individual stocks. Exposure to foreign currency is actively managed and hedged when appropriate.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*

                        MAS INTERNATIONAL EQUITY
                      ----------------------------    MSCI WORLD
                      INSTITUTIONAL#   INVESTMENT
SIX MONTHS                 7.07%           7.01%          5.86%
ONE YEAR                  23.82           23.62          19.15
FIVE YEARS                11.99           11.90          12.13
SINCE INCEPTION            9.81            9.77           5.64

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

# Represents an investment in the Institutional Class.

-----------------------------------------------------
                                             VALUE
        MARCH 31, 1998           SHARES      (000)!
-----------------------------------------------------

ARGENTINA (1.3%)
* Banco Rio de La Plata SA ADR    297,900  $    3,724
YPF SA ADR                        117,000       3,978
-----------------------------------------------------
GROUP TOTAL                                     7,702
-----------------------------------------------------
AUSTRALIA (2.2%)
Foodland Associated Ltd.          313,375       2,347
National Australia Bank Ltd.      391,900       5,574
Reinsurance Australia Corp.,
  Ltd.                          1,767,571       4,722
-----------------------------------------------------
GROUP TOTAL                                    12,643
-----------------------------------------------------
AUSTRIA (1.7%)
OMV AG                             75,259       9,704
-----------------------------------------------------
CANADA (4.5%)
Canadian National Railway Co.      85,000       5,463
National Bank of Canada           343,200       6,438
Quebecor, Inc., Class B           330,300       6,871
TransCanada Pipelines Ltd.        324,300       7,650
-----------------------------------------------------
GROUP TOTAL                                    26,422
-----------------------------------------------------
FRANCE (11.7%)
* Dexia France                     65,059       8,720
Elf Aquitaine                      93,000      12,194
Groupe Danone                      40,740       9,841
Lafarge SA                        120,900      10,288
Lagardere S.C.A.                  128,000       5,167
Rhone-Poulenc                     221,710      11,274
Scor                              193,110      11,070
-----------------------------------------------------
GROUP TOTAL                                    68,554
-----------------------------------------------------
GERMANY (7.6%)
Deutsche Bank AG                   91,260       6,843
Deutsche Lufthansa AG             563,470      11,855
Deutsche Telekom AG               248,850       5,444
Henkel KGaA                       118,560       8,541
RWE AG                             93,000       5,017
Springer (Axel) Verlag AG           7,956       6,842
-----------------------------------------------------
GROUP TOTAL                                    44,542
-----------------------------------------------------
GREECE (1.0%)
Hellenic Telecommunication
  Organization SA                 112,000       2,806
* National Bank of Greece SA       26,620       2,917
-----------------------------------------------------
GROUP TOTAL                                     5,723
-----------------------------------------------------
HONG KONG (2.1%)
HSBC Holdings plc                  81,200       2,484
Jardine Matheson Holdings Ltd.    431,000       1,957
Jardine Strategic Holdings
  Ltd.                          1,092,500       2,993

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------


                                             VALUE
                                 SHARES      (000)!
-----------------------------------------------------

New World Development Co.,
  Ltd.                            695,000  $    2,453
Wharf (Holdings) Ltd.           1,334,000       2,617
-----------------------------------------------------
GROUP TOTAL                                    12,504
-----------------------------------------------------
INDIA (0.0%)
Housing Development Finance
  Corp., Ltd.                          10           1
ITC Ltd.                              800          14
Tata Power Supply Co., Ltd.           200           1
-----------------------------------------------------
GROUP TOTAL                                        16
-----------------------------------------------------
INDONESIA (0.4%)
* Gulf Indonesia Resources
  Ltd.                            125,500       2,259
-----------------------------------------------------
ITALY (7.8%)
* Banca di Roma                 5,484,000       9,256
ENI S.p.A.                      1,316,500       8,974
Pirelli S.p.A.                  3,468,000      13,305
Telecom Italia S.p.A.           2,314,820      14,191
-----------------------------------------------------
GROUP TOTAL                                    45,726
-----------------------------------------------------
JAPAN (10.9%)
Bridgestone Corp.                 405,000       9,176
Fuji Electric Co., Ltd.         1,081,000       3,706
Hirose Electric Co., Ltd.          90,600       4,513
Matsushita Electric Industrial
  Co., Ltd.                        92,000       1,477
Mitsui Fudosan Co., Ltd.          139,000       1,324
Nintendo Corp., Ltd.               84,000       7,247
Nippon Telegraph & Telephone
  Corp.                               647       5,388
Nissan Motor Co., Ltd.          1,211,000       4,633
Promise Co., Ltd.                 107,000       5,547
Sony Corp.                         80,000       6,782
Takefuji Corp.                     92,300       4,362
TDK Corp.                          52,000       4,018
Tokio Marine & Fire Insurance     492,000       5,499
-----------------------------------------------------
GROUP TOTAL                                    63,672
-----------------------------------------------------
MEXICO (2.1%)
ALFA SA de C.V., Class A          598,000       3,378
* Banacci SA de C.V., Class B   1,171,000       2,977
* Cemex SA de C.V., Class B       682,300       3,689
*@ Grupo Financiero Capital SA    761,325          --
* Tubos de Acero de Mexico SA     133,000       2,491
-----------------------------------------------------
GROUP TOTAL                                    12,535
-----------------------------------------------------

NETHERLANDS (4.5%)
ING Groep N.V.                    234,355      13,300
Philips Electronics N.V.          177,500      13,028
-----------------------------------------------------
GROUP TOTAL                                    26,328
-----------------------------------------------------
NORWAY (2.0%)
Christiania Bank OG
  Kreditkasse                   2,733,700      11,618
-----------------------------------------------------
RUSSIA (0.7%)
Lukoil Holding ADR                 58,800       4,133
-----------------------------------------------------
SINGAPORE (1.0%)
* Creative Technology Ltd.        257,100       5,785
-----------------------------------------------------
SPAIN (1.8%)
Telefonica de Espana              238,000      10,498
-----------------------------------------------------
SWEDEN (7.8%)
Astra AB, Class A                 399,000       8,241
* Nordbanken Holding AB         1,916,600      12,715
Pharmacia & Upjohn,
  Inc.-Depository Shares          199,800       8,628
Sparbanken Sverige AB, Class A    484,100      15,967
-----------------------------------------------------
GROUP TOTAL                                    45,551
-----------------------------------------------------
SWITZERLAND (1.2%)
* Swissair AG (Registered)          5,185       7,246
-----------------------------------------------------
UNITED KINGDOM (19.4%)
Bank of Scotland                  849,400      10,055
Burmah Castrol plc                561,700      11,463
FKI plc                         1,214,000       4,129
Imperial Tobacco Group plc      1,458,800      10,730
LucasVarity plc                 2,576,700      10,426
National Westminster Bank plc     528,800       9,684
Pilkington plc                  4,372,250       8,864
Rank Group plc                  1,417,310       9,576
Sainsbury (J.) plc              1,268,592      10,909
Somerfield plc                    621,000       3,725
Sun Alliance Insurance Group
  plc                             766,342       9,771
Tomkins plc                     2,403,455      14,648
-----------------------------------------------------
GROUP TOTAL                                   113,980
-----------------------------------------------------
TOTAL COMMON STOCKS (Cost $431,032)           537,141
-----------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.7%)
-----------------------------------------------------
JAPAN (0.7%)
Sanwa International Finance
  Bermuda Trust, 1.25% (Cost
  $4,222)                             180       3,975
-----------------------------------------------------
PREFERRED STOCKS (1.4%)
-----------------------------------------------------
BRAZIL (1.4%)
Eletrobras, Class B             68,600,000      3,391
Telesp                          15,640,000      5,076
-----------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $8,091)            8,467
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY
PORTFOLIO (UNAUDITED)

                                                      VALUE
(CONT'D)                          SHARES              (000)!
-------------------------------------------------------------

RIGHTS (0.0%)
-------------------------------------------------------------
FRANCE (0.0%)
* Lafarge SA, expiring 4/8/98
    (Cost $0)                     120,900          $     158
-------------------------------------------------------------
FOREIGN CURRENCY (6.3%)
-------------------------------------------------------------

                                           FACE
                                         AMOUNT
                                          (000)
                                   ------------

Australian Dollar                  AUD          248       164
!! British Pound                   GBP       12,468    20,890
Canadian Dollar                    CAD           19        14
@ Italian Lira                     ITL           42        --
Japanese Yen                       JPY    2,121,497    15,915
Netherlands Guilder                NLG          266       128
@ Norwegian Krone                  NOK            1        --
Singapore Dollar                   SGD            6         3
@ South Korean Won                 KRW           60        --
--------------------------------------------------------------
TOTAL FOREIGN CURRENCY (Cost $37,560)                  37,114
--------------------------------------------------------------
CASH EQUIVALENTS (17.5%)
--------------------------------------------------------------
Short-term Investments
  Held as Collateral for Loaned
  Securities (16.9%)                        $99,026    99,026
--------------------------------------------------------------
REPURCHASE AGREEMENT (0.6%) Chase
  Securities, Inc. 5.75%, dated 3/31/98
  due 4/1/98, to be repurchased at
  $3,645, collateralized by various
  U.S. Government Obligations, due
  4/1/98-11/15/99, valued at $3,655
  (Cost $3,644)                               3,644     3,644
--------------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $102,670)                102,670
--------------------------------------------------------------
TOTAL INVESTMENTS (117.6%) (Cost $583,575)            689,525
--------------------------------------------------------------

                                                  VALUE
                                                  (000)!
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-17.6%)
Foreign Currency Held as Collateral on Futures
  Contracts (Cost $3,144)                        $  3,144
Dividends Receivable                                  970
Interest Receivable                                     1
Receivable for Withholding Tax Reclaim                237
Receivable for Investments Sold                     2,374
Receivable for Fund Shares Sold                       342
Other Assets                                           65
Payable for Investments Purchased                  (8,563)
Payable for Fund Shares Redeemed                     (557)
Payable for Investment Advisory Fees                 (717)
Payable for Administrative Fees                       (39)
Accrued Foreign Capital Gains Tax                      (1)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                         (26)
Payable to Custodian                               (1,476)
Unrealized Loss on Forward Foreign Currency
  Contracts                                            (1)
Unrealized Loss on Futures Contracts                 (245)
Collateral on Securities Loaned, at Value         (99,026)
                                                 --------
                                                 (103,518)
---------------------------------------------------------
NET ASSETS (100%)                                $586,007
---------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 38,682,123 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                  $585,313
---------------------------------------------------------
NET ASSET VALUE PER SHARE                        $  15.13
---------------------------------------------------------
INVESTMENT CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 45,953 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                  $    694
---------------------------------------------------------
NET ASSET VALUE PER SHARE                        $  15.10
---------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                  $434,475
Undistributed Net Investment Income (Loss)            880
Undistributed Realized Net Gain (Loss)             45,007
Unrealized Appreciation (Depreciation) on:
  Investment Securities (Net of Foreign Capital
    Gains Tax of $1)                              106,395
  Foreign Currency Transactions                      (505)
  Futures                                            (245)
---------------------------------------------------------
NET ASSETS                                       $586,007
---------------------------------------------------------
!    See Note A1 to Financial Statements.
*    Non-income producing security
!!   A portion of these securities or currency was pledged
     to cover margin requirements for futures contracts.
@    Value is less than $500.
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP GROWTH
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Mid Cap Growth Portfolio invests in the common stock of small- and medium-sized companies with superior long-term earnings-growth potential and rising earnings estimates. MAS's four-part process combines quantitative, fundamental, and valuation analysis with a strict sell discipline. A quantitative screen sorts the stocks in each sector based on estimate revision. MAS then conducts fundamental research on purchase candidates, seeking strong sales growth, rising profit margins, and high returns on capital. Qualitative measures, including management quality and strategic positioning, are also reviewed. This fundamental analysis is coupled with valuation analysis to weed out the most overvalued securities. Holdings are sold when earnings-estimate-revisions deteriorate, when our fundamental research uncovers unfavorable trends, or when their valuations exceed the level that we believe is reasonable given their growth prospects.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                          MAS MID CAP GROWTH
                      --------------------------    S&P MIDCAP
                      INSTITUTIONAL#    ADVISER@     400 INDEX
                      ------------------------------------------

SIX MONTHS                21.99%         21.87%        11.94%
ONE YEAR                  77.26          76.85         49.01
FIVE YEARS                24.25          24.19         19.51
SINCE INCEPTION           22.99          22.96         19.43


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Small-capitalization stock prices have experienced a greater degree of market volatility than those of large-capitalization companies.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

# Represents an investment in the Institutional Class.

@ Represents an investment in the Adviser Class which commenced operations 1/31/97. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

* The Mid Cap Growth Portfolio commenced operations on 3/30/90. Total returns are compared to the S&P MidCap 400 Index, an unmanaged market index. Returns for periods less than one year are cumulative.

STATEMENT OF NET ASSETS
COMMON STOCKS (94.7%)

----------------------------------------------------
                                             VALUE
        MARCH 31, 1998            SHARES    (000)!
----------------------------------------------------

BANKS (2.7%)
* Concord EFS, Inc.               231,600  $   8,005
State Street Corp.                101,600      6,915
----------------------------------------------------
GROUP TOTAL                                   14,920
----------------------------------------------------
BASIC RESOURCES (1.5%)
* EarthShell Corp.                 87,700      1,568
* Sealed Air Corp.                 97,100      6,360
----------------------------------------------------
GROUP TOTAL                                    7,928
----------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (2.5%)
* Beringer Wine Estates
  Holdings, Inc., Class B          99,200      5,121
Estee Lauder Cos., Class A        129,800      8,810
----------------------------------------------------
GROUP TOTAL                                   13,931
----------------------------------------------------
CONSUMER DURABLES (1.0%)
Danaher Corp.                      73,550      5,585
----------------------------------------------------
CONSUMER SERVICES (18.3%)
* AMF Bowling, Inc.               204,100      5,230
* At Home Corp., Series A         178,350      6,030
* Cablevision Systems Corp.,
  Class A                          75,600      4,971
* Cinar Films, Inc., Class B      147,600      6,291
Comcast Corp., Class A Special    146,097      5,159
* Heftel Broadcasting Corp.,
  Class A                          98,500      4,408
* Imax Corp.                      247,800      7,031
* Jacor Communications, Inc.      122,800      7,245
* Metro-Goldwyn-Mayer, Inc.       169,900      3,802
* Outdoor Systems, Inc.           240,375      8,428
Premier Parks, Inc.               138,800      8,051
* Princeton Video Image, Inc.     133,700      1,086
Stewart Enterprises, Inc.,
  Class A                          82,400      4,584
* Tele-Communications, Inc.,
  Class A                         168,599      5,242
* Tele-Communications
  International, Inc., Class A    191,900      3,862
* Tele-Communications Liberty
  Media Group, Class A            292,116     10,041
* Tele-Communications TCI
  Ventures Group, Class A         362,802      6,372
* Univision Communications,
  Inc., Class A                    84,100      3,133
----------------------------------------------------
GROUP TOTAL                                  100,966
----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP GROWTH
PORTFOLIO (UNAUDITED)

                                             VALUE
(CONT'D)                          SHARES    (000)!
----------------------------------------------------

CREDIT & FINANCE/ INVESTMENT COMPANIES (4.3%)
A.G. Edwards, Inc.                 81,400  $   3,561
FINOVA Group, Inc.                115,600      6,806
Franklin Resources, Inc.           94,600      5,014
Sirrom Capital Corp.              271,700      8,168
----------------------------------------------------
GROUP TOTAL                                   23,549
----------------------------------------------------
ENERGY (2.2%)
Diamond Offshore Drilling, Inc.    91,700      4,161
* Global Industries Ltd.          198,500      4,044
* J. Ray McDermott, S.A.           87,500      3,686
----------------------------------------------------
GROUP TOTAL                                   11,891
----------------------------------------------------
FOOD, TOBACCO & OTHER (1.5%)
* Nutraceutical International
  Corp.                           160,900      3,540
* Rexall Sundown, Inc.            141,100      4,806
----------------------------------------------------
GROUP TOTAL                                    8,346
----------------------------------------------------
HEALTH CARE (12.4%)
HBO & Co.                         145,600      8,791
* Health Management Associates,
  Inc., Class A                   570,450     16,329
* Lincare Holdings, Inc.          244,200     17,247
* Orthodontic Centers of
  America, Inc.                   350,800      7,608
* Pediatrix Medical Group, Inc.    78,400      3,646
* Province Healthcare Co.         121,300      3,184
Shire Pharmaceuticals Group plc
  ADR                              70,200      1,505
* Sunrise Assisted Living, Inc.   126,600      5,665
* Total Renal Care Holdings,
  Inc.                            122,366      4,076
----------------------------------------------------
GROUP TOTAL                                   68,051
----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (9.6%)
* Allied Waste Industries, Inc.   276,000      6,891
* American Disposal Services,
  Inc.                             84,100      3,175
* Atlas Air, Inc.                 115,400      3,758
Cintas Corp.                      144,000      7,452
* Fiserv, Inc.                    142,450      9,028
* Loral Space & Communications
  Ltd.                            304,100      8,496
ONIX Systems, Inc.                186,900      2,710
* United Rentals, Inc.            241,300      6,274
* USA Waste Services, Inc.        118,800      5,294
----------------------------------------------------
GROUP TOTAL                                   53,078
----------------------------------------------------

INSURANCE (0.9%)
* Healthcare Recoveries, Inc.     221,600      5,152
----------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (1.8%)
* Security Capital Group, Inc.,
  Class B                          68,400      2,104
Security Capital Industrial
  Trust                           208,864      5,352
*(+) Security Capital U.S.
  Realty                          196,500      2,594
----------------------------------------------------
GROUP TOTAL                                   10,050
----------------------------------------------------
RETAIL (7.7%)
* Borders Group, Inc.             241,200      8,216
* Brylane, Inc.                    87,600      4,911
* CompUSA, Inc.                   149,900      3,898
CVS Corp.                         103,500      7,814
* Dollar Tree Stores, Inc.         73,400      3,899
* Friendly Ice Cream Corp.        176,500      3,596
* Hibbett Sporting Goods, Inc.    106,600      2,958
* Polo Ralph Lauren Corp.         126,500      3,803
* Stage Stores, Inc.               66,600      3,438
----------------------------------------------------
GROUP TOTAL                                   42,533
----------------------------------------------------
TECHNOLOGY (19.0%)
* Accelr8 Technology Corp.        139,200      2,245
* Advanced Fibre
  Communications, Inc.            142,100      5,169
* BMC Software, Inc.              121,300     10,166
* CIENA Corp.                      80,300      3,423
* Complete Business Solutions,
  Inc.                            253,600      9,098
* Computer Horizons Corp.         161,800      8,130
* Exodus Communications, Inc.      45,400      1,271
* Geac Computer Corp., Ltd.       115,200      4,834
Inter-Tel, Inc.                   209,000      5,630
Linear Technology Corp.            58,700      4,050
* MAPICS, Inc.                    339,900      6,012
* Micro Focus Group plc ADR       140,900      6,710
* Network Associates, Inc.        125,462      8,312
* Peoplesoft, Inc.                 95,800      5,047
* RELTEC Corp.                     77,400      2,743
* Sapient Corp.                   122,400      5,799
* Tellabs, Inc.                   162,700     10,921
* Uniphase Corp.                  125,700      5,287
----------------------------------------------------
GROUP TOTAL                                  104,847
----------------------------------------------------
UTILITIES (9.3%)
* Cellular Communications
  International, Inc.              99,400      6,759
* Globalstar Telecommunications
  Ltd.                            248,702     15,761
* Intermedia Communications,
  Inc.                             62,600      4,985
* Level 3 Communications, Inc.     72,800      5,214
* Metromedia Fiber Network,
  Inc., Class A                    52,100      1,752
* NEXTLINK Communications,
  Inc., Class A                   130,000      4,176
* Orange plc                      527,400      3,363
* Qwest Communications
  International, Inc.             130,700      5,081
* Tel-Save Holdings, Inc.         170,400      3,877
----------------------------------------------------
GROUP TOTAL                                   50,968
----------------------------------------------------
TOTAL COMMON STOCKS (Cost $350,484)          521,795
----------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT     VALUE
                                  (000)     (000)!
----------------------------------------------------
CASH EQUIVALENTS (30.0%)
----------------------------------------------------

Short-term Investments
  Held as Collateral for
  Loaned Securities (24.4%)      $134,118  $ 134,118
----------------------------------------------------
REPURCHASE AGREEMENT (5.6%) Chase Securities, Inc.
   5.75%, dated 3/31/98, due
   4/1/98, to be repurchased at
   $30,923, collateralized by
   various U.S. Government
   Obligations, due
   4/1/98-11/15/99, valued at
   $31,010                         30,918     30,918
----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $165,036)       165,036
----------------------------------------------------
TOTAL INVESTMENTS (124.7%) (Cost $515,520)   686,831
----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-24.7%)
Dividends Receivable                              61
Interest Receivable                                5
Receivable for Investments Sold               11,730
Receivable for Fund Shares Sold                3,942
Other Assets                                      18
Payable for Investments Purchased            (16,699)
Payable for Fund Shares Redeemed                (287)
Payable for Investment Advisory Fees            (583)
Payable for Administrative Fees                  (35)
Payable for Trustees' Deferred
  Compensation Plan-Note F                       (16)
Payable for Distribution Fees-Adviser
  Class                                           (5)
Collateral on Securities Loaned, at Value   (134,118)
Other Liabilities                                (45)
                                           ---------
                                            (136,032)
----------------------------------------------------
NET ASSETS (100%)                          $ 550,799
----------------------------------------------------

                                               Value
                                              (000)!
----------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------

NET ASSETS
Applicable to 23,442,906 outstanding
  shares of beneficial interest
  (unlimited authorization, no par value)  $ 521,737
----------------------------------------------------
NET ASSET VALUE PER SHARE                  $   22.26
----------------------------------------------------
ADVISER CLASS
----------------------------------------------------
NET ASSETS
Applicable to 1,309,333 outstanding
  shares of beneficial interest
  (unlimited authorization, no par value)  $  29,062
----------------------------------------------------
NET ASSET VALUE PER SHARE                  $   22.20
----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                            $ 340,482
Undistributed Net Investment Income
  (Loss)                                        (329)
Undistributed Realized Net Gain (Loss)        39,335
Unrealized Appreciation (Depreciation) on
  Investment Securities                      171,311
----------------------------------------------------
NET ASSETS                                 $ 550,799
----------------------------------------------------
!    See Note A1 to Financial Statements.
*    Non-income producing security
(+) 144A security. Certain conditions for public sale may exist.
ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP VALUE
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Mid Cap Value Portfolio applies Miller Anderson & Sherrerd's value investing to medium-sized companies, combining MAS's disciplined valuation process with the judgment gained through considerable experience in low P/E investing. The Portfolio keeps sector weights within 5% of the sector weights of the S&P Mid-Cap 400 Index, with strategic over- and under-weightings assigned to different economic sectors and industries.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*

                           MAS MID CAP VALUE
                      ----------------------------   S&P MIDCAP
                      INSTITUTIONAL#   INVESTMENT
SIX MONTHS                10.09%           9.96%       11.94%
ONE YEAR                  56.04           55.71        49.01
SINCE INCEPTION           39.11           38.93        29.07

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Small-capitalization stock prices have experienced a greater degree of market volatility than those of large-capitalization companies.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

# Represents an investment in the Institutional Class.

----------------------------------------------------
                                             VALUE
         MARCH 31, 1998            SHARES    (000)!
----------------------------------------------------

BANKS (8.7%)
City National Corp.                 32,200  $  1,224
Colonial BancGroup, Inc.            91,000     3,287
Comerica, Inc.                      28,400     3,005
Community First Bankshares, Inc.    29,000     1,479
Compass Bancshares, Inc.            14,900       749
Crestar Financial Corp.             25,187     1,489
Cullen/Frost Bankers, Inc.          25,000     1,476
Dime Bancorp, Inc.                  77,100     2,318
First American Corp. of Tennessee   15,100       740
First of America Bank Corp.            119        10
* Golden State Bancorp., Inc.       67,000     2,558
Greenpoint Financial Corp.          33,000     1,186
Investors Financial Services
  Corp.                             12,100       665
Mercantile Bankshares Corp.         34,101     1,234
National Commerce Bancorp.          25,400     1,083
North Fork Bancorp., Inc.           27,700     1,070
Regions Financial Corp.             77,800     3,263
* Silicon Valley Bancshares         11,900       727
Southtrust Corp.                    66,100     2,768
Sovereign Bancorp, Inc.             38,520       701
Trans Financial, Inc.               38,900     1,682
Wilmington Trust Corp.              16,300     1,082
----------------------------------------------------
GROUP TOTAL                                   33,796
----------------------------------------------------
BASIC RESOURCES (2.6%)
Bowater, Inc.                       57,800     3,262
Crompton & Knowles Corp.            46,300     1,340
Lubrizol Corp.                      14,900       574
National Steel Corp., Class B       39,500       676
* Owens-Illinois, Inc.              16,500       714
Solutia, Inc.                      118,200     3,516
----------------------------------------------------
GROUP TOTAL                                   10,082
----------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (0.2%)
Dial Corp.                          30,700       735
----------------------------------------------------
CONSUMER DURABLES (7.0%)
Arvin Industries, Inc.              19,300       790
Centex Corp.                        25,300       965
Dana Corp.                          39,700     2,310
D.R. Horton, Inc.                   26,800       570
* Essex International, Inc.         99,100     3,914
* Furniture Brands International,
  Inc.                              49,900     1,606
General Cable Corp.                 28,500     1,293
Kaufman & Broad Home Corp.          34,800     1,133
* Knoll, Inc.                       81,700     3,151
* Lear Corp.                        45,500     2,565
Leggett & Platt, Inc.               17,900       921
Lone Star Industries, Inc.          20,300     1,410
Southdown, Inc.                     57,200     3,986

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                   SHARES    (000)!
----------------------------------------------------

* Tower Automotive, Inc.            29,800  $  1,341
* USG Corp.                         26,400     1,431
----------------------------------------------------
GROUP TOTAL                                   27,386
----------------------------------------------------
CONSUMER SERVICES (5.5%)
* Budget Group, Inc.               121,800     4,568
Central Newspapers, Inc., Class A   11,200       796
Hertz Corp., Class A                22,500     1,035
* Jacor Communications, Inc.        30,500     1,799
* Journal Register Co.              52,900     1,104
Media General, Inc., Class A        67,300     3,310
* MGM Grand, Inc.                   17,300       593
New York Times Co., Class A          7,000       490
* Valassis Communications, Inc.    102,500     4,203
Viad Corp.                          40,200       975
Washington Post Co., Class B         4,500     2,393
----------------------------------------------------
GROUP TOTAL                                   21,266
----------------------------------------------------
CREDIT & FINANCE/
INVESTMENT COMPANIES (6.9%)
AMBAC, Inc.                         28,400     1,660
Associates First Capital Corp.       7,312       578
Bear Stearns Co., Inc.              69,820     3,587
Capital One Financial Corp.         33,400     2,634
* CIT Group, Inc., Class A          47,800     1,559
CMAC Investment Corp.               23,300     1,555
Franklin Resources, Inc.            92,700     4,913
Legg Mason, Inc.                    37,600     2,230
Lehman Brothers Holdings, Inc.      25,200     1,887
Providian Financial Corp.           29,300     1,683
Raymond James Financial, Inc.       19,500       849
SLM Holding Corp.                   84,700     3,695
----------------------------------------------------
GROUP TOTAL                                   26,830
----------------------------------------------------
ENERGY (6.0%)
Columbia Gas System, Inc.           23,300     1,812
* Cooper Cameron Corp.              17,000     1,026
* Dril-Quip, Inc.                    8,000       260
ENSCO International, Inc.           41,800     1,160
* Global Industries Ltd.            70,700     1,440
National Fuel Gas Co.               14,400       677
NICOR, Inc.                         13,500       570
Noble Affiliates, Inc.              13,400       558
* Noble Drilling Corp.             113,900     3,481
* Ocean Energy, Inc.                93,180     2,195
ONEOK, Inc.                         14,785       602
Precision Drilling Corp.            18,900       399
Sun Co., Inc.                       12,100       495
Tosco Corp.                         25,100       885
Transocean Offshore, Inc.           74,500     3,832
* Valero Energy Corp.               20,700       691
Varco International, Inc.           41,700     1,074
Vintage Petroleum, Inc.             25,600       538
Washington Gas Light Co.             5,400       148
* Weatherford Enterra, Inc.         32,700     1,388
----------------------------------------------------
GROUP TOTAL                                   23,231
----------------------------------------------------

FOOD, TOBACCO & OTHER (2.3%)
Dean Foods Co.                      24,300     1,223
Dimon, Inc.                         27,300       456
* Fresh Del Monte Produce, Inc.    125,200     1,925
Interstate Bakeries Corp.           82,900     2,679
* Keebler Foods Co.                 21,900       657
Lancaster Colony Corp.              28,800     1,222
Michael Foods, Inc.                 28,400       760
----------------------------------------------------
GROUP TOTAL                                    8,922
----------------------------------------------------
HEALTH CARE (6.6%)
Bergen Brunswig Corp., Class A      20,100       857
* Datascope Corp.                   40,000     1,040
* HEALTHSOUTH Rehabilitation
  Corp.                             77,200     2,166
* Lincare Holdings, Inc.            37,700     2,663
* Marquette Medical Systems,
  Inc., Class A                     30,100       835
Mylan Labs, Inc.                    96,100     2,210
* Personnel Group of America,
  Inc.                              22,400       510
* PharMerica, Inc.                 192,400     2,862
* PSS World Medical, Inc.           49,200     1,156
* Respironics, Inc.                117,094     3,388
* Trigon Healthcare, Inc.          171,200     5,147
* Universal Health Services,
  Inc., Class B                     25,600     1,478
* Watson Pharmaceuticals, Inc.      41,700     1,501
----------------------------------------------------
GROUP TOTAL                                   25,813
----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (10.8%)
* AccuStaff, Inc.                   46,000     1,587
Agco Corp.                          43,600     1,294
Air Express International Corp.    109,500     2,909
Airborne Freight Corp.              19,600       737
* Atlas Air, Inc.                  101,100     3,292
* Aviation Sales Co.                24,100       988
Canadian National Railway Co.       12,800       819
Case Corp.                          29,400     2,003
* CDI Corp.                         17,300       745
Cincinnati Milacron, Inc.            9,800       312
CNF Transportation, Inc.            63,800     2,293
Comair Holdings, Inc.               26,600       705
Danka Business Systems plc ADR      41,500       763
* DONCASTERS plc ADR                11,200       293
* Fiserv, Inc.                      28,600     1,813
* Interim Services, Inc.            47,100     1,590
Lafarge Corp.                       16,500       633
Martin Marietta Materials, Inc.    101,800     4,396
Miller (Herman), Inc.               29,800       999
* Philip Services Corp.            161,100     1,681
Precision Castparts Corp.           25,600     1,515
* Select Appointments Holdings
  plc ADR                           65,700     1,659
* SPS Technologies, Inc.            20,800     1,122

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP VALUE
PORTFOLIO (UNAUDITED)

                                             VALUE
(CONT'D)                           SHARES    (000)!
----------------------------------------------------

* Steelcase, Inc.                   13,300  $    485
Trinity Industries, Inc.            29,200     1,602
* Triumph Group, Inc.               19,000       843
* USA Waste Services, Inc.          95,400     4,251
Vulcan Materials Co.                 7,000       767
----------------------------------------------------
GROUP TOTAL                                   42,096
----------------------------------------------------
INSURANCE (3.2%)
Allmerica Financial Corp.           13,700       875
AmerUs Life Holdings, Inc.,
Class A                             25,000       809
Capital Re Corp.                    27,500     1,767
ESG Re Ltd.                         23,900       621
Everest Reinsurance Holdings,
  Inc.                              12,600       518
Nationwide Financial Services,
  Inc., Class A                     55,700     2,416
Old Republic International Corp.    35,000     1,551
Reliance Group Holdings, Inc.       33,800       647
ReliaStar Financial Corp.           19,100       880
Stirling Cooke Brown Holdings,
  Ltd.                              46,600     1,247
Torchmark Corp.                     20,800       953
----------------------------------------------------
GROUP TOTAL                                   12,284
----------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (2.2%)
CarrAmerica Realty Corp.            38,200     1,146
Crescent Real Estate Equities Co.  178,200     6,415
Mack-Cali Realty Corp.               7,800       305
* Security Capital Group, Inc.,
  Class B                           26,600       818
----------------------------------------------------
GROUP TOTAL                                    8,684
----------------------------------------------------
RETAIL (10.7%)
Applebee's International, Inc.      29,100       673
Arbor Drugs, Inc.                   39,450       929
* Barnes & Noble, Inc.               9,200       359
* Best Buy Co., Inc.                19,500     1,299
* BJ's Wholesale Club, Inc.         86,000     3,354
* Brinker International, Inc.       66,700     1,459
* Brylane, Inc.                     54,100     3,033
* Columbia Sportswear Co.            5,800       122
* CompUSA, Inc.                     47,100     1,225
Culp, Inc.                          13,600       279
CVS Corp.                           20,200     1,525
* Dan River, Inc.                   39,800       756
Hughes Supply, Inc.                 52,500     1,900
* Office Depot, Inc.               146,400     4,557
Pier 1 Imports, Inc.                34,950       948
* Polo Ralph Lauren Corp.           56,700     1,705
Richfood Holdings, Inc.             49,900     1,597
Ross Stores, Inc.                  123,000     5,427
Russ Berrie & Co., Inc.             54,800     1,661
* ShopKo Stores, Inc.               18,700       593
TJX Cos., Inc.                     102,800     4,652
V.F. Corp.                          32,900     1,729
* Zale Corp.                        66,600     1,923
----------------------------------------------------
GROUP TOTAL                                   41,705
----------------------------------------------------

TECHNOLOGY (10.1%)
* ADC Telecommunications, Inc.      47,000     1,295
* Altera Corp.                      35,300     1,333
* Analog Devices, Inc.              74,200     2,467
* Atmel Corp.                       48,000       723
* Avant! Corp.                      20,655       431
* BMC Software, Inc.                43,200     3,621
* Cadence Design Systems, Inc.      51,800     1,794
* Computer Products, Inc.           40,700       949
* Electronic Arts, Inc.             59,300     2,783
* HMT Technology Corp.              44,200       572
* Inacom Corp.                       6,100       169
* Lexmark International Group,
  Inc.                              21,500       970
Linear Technology Corp.             36,800     2,539
* Micron Technology, Inc.           58,600     1,703
* Network Associates, Inc.          50,100     3,319
* Platinum Technology, Inc.         59,900     1,542
* Sanmina Corp.                     12,000       839
* SCI Systems, Inc.                 73,600     2,622
* Storage Technology Corp.          22,800     1,734
* Stratus Computer, Inc.            13,200       582
* Symantec Corp.                   194,900     5,250
Tektronix, Inc.                     16,650       743
* Teradyne, Inc.                    38,000     1,522
----------------------------------------------------
GROUP TOTAL                                   39,502
----------------------------------------------------
UTILITIES (6.4%)
Allegheny Energy, Inc.              74,800     2,510
Black Hills Corp.                   37,800       876
Century Telephone Enterprises,
  Inc.                              24,500     1,498
CMS Energy Corp.                    28,000     1,314
Florida Progress Corp.              61,300     2,555
IPALCO Enterprises, Inc.            27,800     1,253
Illinova Corp.                      46,200     1,395
* LCI International, Inc.           21,400       824
LG&E Energy Corp.                   30,800       795
New Century Energies, Inc.          49,900     2,514
New York State Electric &
Gas Corp.                           19,400       774
* Nextel Communications, Inc.,
  Class A                           92,700     3,129
NIPSCO Industries, Inc.             29,800       834
Pinnacle West Capital Corp.         51,700     2,297
Teco Energy, Inc.                   87,600     2,475
----------------------------------------------------
GROUP TOTAL                                   25,043
----------------------------------------------------
TOTAL COMMON STOCKS (Cost $293,009)          347,375
----------------------------------------------------
UNIT TRUST (0.9%)
----------------------------------------------------
S&P Mid-Cap 400 Depositary Receipts
  (Cost $3,320)                     49,200     3,508
----------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                      FACE
                                    AMOUNT    VALUE
                                     (000)    (000)!
----------------------------------------------------

CASH EQUIVALENT (7.3%)
----------------------------------------------------
REPURCHASE AGREEMENT (7.3%)
Chase Securities, Inc. 5.75%,
  dated 3/31/98 due 4/1/98, to be
  repurchased at $28,473,
  collateralized by various U.S.
  Government Obligations, due
  4/1/98-11/15/98, valued at
  $28,554
  (Cost $28,468)                   $28,468  $ 28,468
----------------------------------------------------
TOTAL INVESTMENTS (97.4%) (Cost $324,797)    379,351
----------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.6%)
Cash                                               6
Dividends Receivable                             119
Interest Receivable                                5
Receivable for Investments Sold                4,325
Receivable for Fund Shares Sold               40,974
Other Assets                                       6
Payable for Investments Purchased            (34,365)
Payable for Fund Shares Redeemed                (499)
Payable for Investment Advisory Fees            (547)
Payable for Administrative Fees                  (22)
Payable for Shareholder Servicing Fees-
  Investment Class                                (2)
Payable for Trustee's Deferred
  Compensation Plan-Note F                        (5)
Other Liabilities                                (21)
                                            --------
                                               9,974
----------------------------------------------------
NET ASSETS (100%)                           $389,325
----------------------------------------------------

                                             VALUE
                                             (000)!
----------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------
NET ASSETS
Applicable to 17,362,051 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)              $372,006
----------------------------------------------------
NET ASSET VALUE PER SHARE                   $  21.43
----------------------------------------------------
INVESTMENT CLASS
----------------------------------------------------
NET ASSETS
Applicable to 810,922 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)              $ 17,319
----------------------------------------------------
NET ASSET VALUE PER SHARE                   $  21.36
----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                             $318,864
Undistributed Net Investment Income (Loss)       297
Undistributed Realized Net Gain (Loss)        15,610
Unrealized Appreciation (Depreciation) on
  Investment Securities                       54,554
----------------------------------------------------
NET ASSETS                                  $389,325
----------------------------------------------------
!    See Note A1 to Financial Statements.
*    Non-income producing security
ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

EMERGING MARKETS VALUE
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Emerging Markets Value Portfolio invests primarily in common stocks of emerging markets issuers throughout the world, investing in more than 50 stocks from more than 20 countries. Miller Anderson & Sherrerd evaluates both short-term and long-term international economic trends and relative attractiveness of emerging markets and individual emerging market securities to achieve the Portfolio's objective of long-term capital growth. Valuation techniques and business dynamics are emphasized in determining country allocation and stock selection. Foreign currency exposure is actively managed, but is not often hedged due to the high cost of hedging transactions.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*

                      MAS EMERGING      MSCI EMERGING
                      MARKETS VALUE   MARKETS FREE INDEX
                      ----------------------------------

SIX MONTHS               (12.97)%           (13.15)%
ONE YEAR                  (6.73)            (15.27)
SINCE INCEPTION            8.04               0.60

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Emerging Markets Value Portfolio commenced operations on 2/28/95. Total returns are compared to the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged market index. Returns for periods less than one year are cumulative.

STATEMENT OF NET ASSETS
COMMON STOCKS (83.8%)

----------------------------------------------------
                                              VALUE
        MARCH 31, 1998             SHARES    (000)!
----------------------------------------------------

ARGENTINA (5.6%)
* Banco Rio de La Plata SA ADR       21,100  $   264
YPF SA ADR                           14,600      496
----------------------------------------------------
GROUP TOTAL                                      760
----------------------------------------------------
BRAZIL (5.8%)
* Light Participacoes SA          1,912,000      496
Pao de Acucar GDR                    13,000      299
----------------------------------------------------
GROUP TOTAL                                      795
----------------------------------------------------
CHILE (2.2%)
Cia de Telecomunicaciones de Chile
SA ADR                                3,700      102
Embotelladora Andina SA
  Series B ADR                        9,700      194
----------------------------------------------------
GROUP TOTAL                                      296
----------------------------------------------------
GREECE (6.1%)
Hellenic Telecommunication
  Organization SA                    16,300      408
* National Bank of Greece SA          3,900      428
----------------------------------------------------
GROUP TOTAL                                      836
----------------------------------------------------
HONG KONG (2.2%)
* China Southern Airlines Co.,
  Ltd. ADR                           13,600      187
* Guangshen Railway Co., Ltd.,
  Class H                           520,000      119
----------------------------------------------------
GROUP TOTAL                                      306
----------------------------------------------------
HUNGARY (3.3%)
* Matav Rt ADR                       14,500      451
----------------------------------------------------
INDIA (7.5%)
Hindustan Lever Ltd.                     50        2
*@ Indian Petrochemicals Corp.,
  Ltd.                                  100       --
ITC Ltd.                              1,322       24
Mahanagar Telephone Nigam Ltd.       52,900      352
* Reliance Industries Ltd.          149,640      652
----------------------------------------------------
GROUP TOTAL                                    1,030
----------------------------------------------------
INDONESIA (1.8%)
* Gulf Indonesia Resources Ltd.       5,500       99
International Nickel Indonesia      106,500      130
Pabrik Kertas Tjiwi Kimia            62,500       15
----------------------------------------------------
GROUP TOTAL                                      244
----------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                              VALUE
                                   SHARES    (000)!
----------------------------------------------------

ISRAEL (7.1%)
Bank Hapoalim Ltd.                   75,000  $   206
Elron Electronic Industries
  Ltd.                               10,000      165
First International Bank of
  Israel Ltd., Class 1                1,600      249
Supersol Ltd.                       110,000      356
----------------------------------------------------
GROUP TOTAL                                      976
----------------------------------------------------
KOREA (2.4%)
* Hyundai Heavy Industries            5,210      194
SK Telecom Co., Ltd. ADR             17,700      140
----------------------------------------------------
GROUP TOTAL                                      334
----------------------------------------------------
MALAYSIA (0.7%)
* Lingkaran Trans Kota Holdings
  Bhd                               100,000       99
----------------------------------------------------
MEXICO (20.3%)
ALFA SA de C.V., Class A            110,000      621
* Banacci SA de C.V., Class B       143,000      364
* Cemex SA de C.V., Class B         104,000      562
* Grupo Posadas SA, Class A         597,000      442
Organizacion Soriana SA de
  C.V., Class B                     113,000      433
Panamerican Beverages, Inc.,
  Class A                             8,800      353
----------------------------------------------------
GROUP TOTAL                                    2,775
----------------------------------------------------
PHILIPPINES (1.7%)
Philippine Long Distance
  Telephone Co. ADR                   8,500      237
----------------------------------------------------
RUSSIA (2.5%)
Lukoil Holding ADR                    4,800      337
----------------------------------------------------
SINGAPORE (3.2%)
* Creative Technology Ltd.           19,400      437
----------------------------------------------------
SOUTH AFRICA (2.0%)
Lonrho plc                          153,000      278
----------------------------------------------------
TAIWAN (1.9%)
* Taiwan Semiconductor
  Manufacturing Co. ADR               9,800      254
----------------------------------------------------
THAILAND (6.2%)
K. R. Precision Public Co.,
  Ltd. (Foreign)                    124,000      329
* Ruam Pattana Fund II
  (Foreign)                         830,600      148
* Sub-Thawee Fund (Foreign)         785,400      371
----------------------------------------------------
GROUP TOTAL                                      848
----------------------------------------------------

----------------------------------------------------
VENEZUELA (1.3%)
CANTV ADR                             4,300      180
----------------------------------------------------
TOTAL COMMON STOCKS (Cost $11,253)            11,473
----------------------------------------------------
PREFERRED STOCKS (12.5%)
----------------------------------------------------
BRAZIL (12.5%)
* Cia Cimento Portland Itau       1,100,000      259
CEMIG                            10,241,000      497
Eletrobras, Class B               5,300,000      262
Telesp                            1,366,000      444
Votorantim Celulose e Papel SA   11,800,000      249
----------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $1,610)           1,711
----------------------------------------------------
WARRANTS (0.0%)
----------------------------------------------------
INDONESIA (0.0%)
*@ Sinar Mas Multiartha (Foreign),
  expiring 11/28/01
  (Cost $0)                          12,495       --
----------------------------------------------------
FOREIGN CURRENCY (0.6%)
----------------------------------------------------

                                          FACE
                                        AMOUNT
                                         (000)
                                       -------

Indian Rupee                      INR       19      1
Indonesian Rupiah                 IDR  627,356     73
Singapore Dollar                  SGD        2      1
------------------------------------------------------
TOTAL FOREIGN CURRENCY (Cost $77)                  75
------------------------------------------------------
CASH EQUIVALENT (3.3%)
-------------------------------
REPURCHASE AGREEMENT (3.3%) Chase Securities, Inc.
  5.75%, dated 3/31/98, due
  4/1/98, to be repurchased at
  $457, collateralized by various
  U.S. Government Obligations,
  due 4/1/98-11/15/99, valued at
  $458 (Cost $457)                        $457    457
------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (Cost $13,397)      13,716
----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

EMERGING MARKETS VALUE
PORTFOLIO (UNAUDITED)


                                                 VALUE
(CONT'D)                                        (000)!
-------------------------------------------------------

OTHER ASSETS AND LIABILITIES (-0.2%)
Cash                                            $     1
Dividends Receivable                                 29
Receivable for Investments Sold                     225
Receivable from Investment Adviser                    4
Unrealized Gain on Forward Foreign Currency
  Contracts                                           1
Other Assets                                         52
Payable for Investments Purchased                  (294)
Payable for Administrative Fees                      (1)
Accrued Foreign Capital Gains Tax                   (22)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                        (1)
Other Liabilities                                   (16)
                                                -------
                                                    (22)
-------------------------------------------------------
NET ASSETS (100%)                               $13,694
-------------------------------------------------------
INSTITUTIONAL CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 1,432,002 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                  $13,694
-------------------------------------------------------
NET ASSET VALUE PER SHARE                       $  9.56
-------------------------------------------------------
-------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                  14,408
Undistributed Net Investment Income (Loss)           96
Undistributed Realized Net Gain (Loss)           (1,100)
Unrealized Appreciation (Depreciation) on:
  Investment Securities (Net of Foreign
   Capital Gains Tax of $22)                        299
  Foreign Currency Transactions                      (9)
-------------------------------------------------------
NET ASSETS                                      $13,694
-------------------------------------------------------
!    See Note A1 to Financial Statements.
*    Non-income producing security
@    Value is less than $500.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Fixed Income Portfolio is Miller Anderson & Sherrerd's primary fixed-income fund, investing in all sectors of the bond market. MAS constructs a diversified fund with a maturity and duration structure reflecting long-term views on interest rates and inflation. MAS selects investments in U.S. Treasuries, agencies, corporate bonds, mortgages, foreign and other fixed-income securities based upon relative value in the marketplace.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*


                                MAS FIXED INCOME
                      ---------------------------------------     SALOMON
                      INSTITUTIONAL#   INVESTMENT
SIX MONTHS                 3.87%           3.87%       3.70%        4.60%
ONE YEAR                  11.54           11.45       11.27        11.98
FIVE YEARS                 7.93            7.89        7.84         7.00
TEN YEARS                  9.68            9.66        9.64         9.00


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

# Represents an investment in the Institutional Class.

-------------------------------------------------------
                         RATINGS     FACE
                        (STANDARD   AMOUNT    VALUE
MARCH 31, 1998          & POOR'S)   (000)     (000)!
-------------------------------------------------------

ADJUSTABLE RATE MORTGAGES (8.6%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 7/20/27-12/20/97  Tsy    $356,256  $  361,506
-------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (10.5%)
Federal Home Loan Mortgage
  Corporation
  May TBA
   6.50%, 5/15/28           Agy      42,800      42,330
Federal National Mortgage
  Association
  May TBA
   6.50%, 8/15/24-5/15/28   Agy     406,450     401,475
-------------------------------------------------------
GROUP TOTAL                                     443,805
-------------------------------------------------------
ASSET BACKED CORPORATES (11.2%)
Advanta Mortgage Loan Trust,
  Series:
  97-3 A2
   6.61%, 4/25/12           AAA      12,905      12,919
  97-4 A2
   6.53%, 9/25/12           AAA      16,809      16,812
Aegis Auto Receivables
  Trust, Series 95-1 A
   8.60%, 3/20/02           N/R         189         190
ALPS,
  Series:
  94-1 A4 CMO
   7.80%, 9/15/04           AA        8,505       8,691
  94-1 C2 CMO
   9.35%, 9/15/04           BBB       6,999       7,125
Arcadia Automobile
  Receivables Trust,
  Series:
  97-C A4
   6.375%, 1/15/03          AAA      28,510      28,688
  97-D A3
   6.20%, 5/15/03           AAA      15,350      15,381
  98-A A3
   5.90%, 11/15/02          AAA      18,625      18,567
Chevy Chase Auto
  Receivables Trust,
  Series 97-4 A
   6.25%, 6/15/04           AAA       5,458       5,468
CIT Group Home Equity Loan
  Trust, Series 97-1 A3
   6.25%, 9/15/11           AAA      10,100      10,106
Daimler Benz Auto Grantor
  Trust, Series 97-A A
   6.05%, 3/31/05           AAA      12,783      12,783

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO (UNAUDITED)

                            RATING     FACE
                           (STANDARD  AMOUNT     VALUE
(CONT'D)                   & POOR'S)   (000)     (000)!
-------------------------------------------------------

Empire Funding Home Loan
  Owner Trust,
  Series 97-5 A2
   6.59%, 5/25/14           AAA    $  5,850  $    5,864
(+) Federal Mortgage
  Acceptance Corp. Loan
  Receivables Trust,
  Series 96-B A1
   7.629%, 11/1/18          A         6,600       6,721
First Plus Home Loan
  Trust,
  Series:
  97-3 A2
   6.48%, 9/10/08           AAA       9,590       9,608
  97-3 A3
   6.57%, 10/10/10          AAA      10,860      10,903
  97-4 A2
   6.30%, 8/10/09           AAA      11,425      11,416
  97-4 A3
   6.40%, 8/10/11           AAA       9,875       9,878
  98-1 A2
   5.97%, 11/10/10          AAA      16,236      16,138
  98-1 A3
   6.04%, 11/10/13          AAA      10,000       9,910
First Security Auto
  Grantor Trust,
  Series 97-B A
   6.10%, 4/15/03           AAA      22,738      22,771
Ford Credit Auto Owner
  Trust,
  Series 97-B A3
   6.05%, 4/15/01           AAA      28,337      28,405
Green Tree Financial
  Corp.,
  Series 97-1 A3
   6.17%, 9/20/05           AAA          75          75
Honda Auto Receivables
  Grantor Trust,
  Series:
  97-A A
   5.85%, 2/15/03           AAA      22,546      22,522
  97-B A
   5.95%, 5/15/03           AAA      17,793      17,798
IMC Home Equity Loan Trust,
  Series 98-1 A2
   6.31%, 12/20/12          AAA      20,000      19,938
(+) Long Beach Acceptance
  Auto Grantor Trust,
  Series 97-2 A
   6.69%, 9/25/04           AAA      10,716      10,736
NAL Auto Trust,
  Series 96-4 A
   6.90%, 12/15/00          N/R          13          13
(+) National Car Rental
  Financing Ltd.,
  Series 96-1 A4
   7.35%, 10/20/03          N/R      12,000      12,435

Nissan Auto Receivables
  Grantor Trust,
  Series 97-A A
   6.15%, 2/15/03           AAA      25,349      25,389
Old Stone Credit Corp.
  Home Equity Trust,
  Series 92-3 B1
   6.35%, 9/25/07           AAA          11          11
(+) Rental Car Finance
  Corp.,
  Series 97-1 A2
   6.45%, 4/25/03           AA       23,750      23,809
(+) Securitized Multiple
  Asset Rated Trust,
  Series:
  97-5 A1
   7.72%, 6/15/05           A         8,676       8,718
  98-1 A1
   7.45%, 3/16/06           A         7,991       7,984
Security Pacific Home
  Equity Trust,
  Series 91-A B
   10.50%, 3/10/06          A+        1,872       1,871
(+) Team Fleet Financing
  Corp.,
  Series:
  96-1A
   6.65%, 12/15/02          A-        6,500       6,550
  97-1A
   7.35%, 5/15/03           A-        3,675       3,797
WFS Financial Owner Trust,
  Series 97-C A3
   6.10%, 3/20/02           AAA      17,535      17,541
World Omni Automobile
  Lease Securitization
  Corp., Series 97-B A2
   6.08%, 11/25/03          AAA      23,700      23,729
-------------------------------------------------------
GROUP TOTAL                                     471,260
-------------------------------------------------------
ASSET BACKED MORTGAGES (0.8%)
Advanta Mortgage Loan
  Trust, Series 96-2 A5
   8.08%, 6/25/27           AAA       8,875       9,241
Champion Home Equity Loan
  Trust, Series 96-2 A4
   8.00%, 9/25/28           AAA       6,800       7,114
Cityscape Home Equity Loan
  Trust,
  Series:
  96-3 A IO
   1.00%, 10/25/26          N/R     119,590       2,860
  sec. 96-3 A YMA 10/25/26
    (acquired 12/24/96,
    cost $222)              N/R     119,590         161
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-4 A11 I IO
   1.10%, 1/15/28           AAA     106,920       2,728
  96-4 A11 I YMA
   1/15/28                  AAA     106,920         154
  (+) 96-4 A12 I IO
   1.05%, 1/15/28           AAA      28,854         733

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                          RATINGS     FACE
                         (STANDARD   AMOUNT     VALUE
                          & POOR'S)  (000)      (000)!
-------------------------------------------------------

  sec. 96-4 A12 I YMA
   1/15/28 (acquired
     12/16/96, cost $82)    AAA    $ 28,854  $       42
  97-1 A10 I IO
   1.10%, 3/15/28           AAA     132,158       3,477
  (+) 97-1 A10 I YMA
   3/15/28                  AAA     132,158         185
IMC Home Equity Loan
  Trust, Series 96-3 A7
   8.05%, 8/25/26           AAA       6,667       6,969
-------------------------------------------------------
GROUP TOTAL                                      33,664
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  AGENCY COLLATERAL SERIES (1.7%)
Federal Home Loan Mortgage
  Corporation,
  Series:
  90-129 H PAC
   8.85%, 3/15/21           Agy          80          86
  92-1398 I Inv Fl REMIC
   12.18%, 10/15/07         Agy       2,451       2,991
  1415-S Inv Fl IO
   18.50%, 11/15/07         Agy       2,770       1,238
  1476-S Inv Fl IO
   REMIC PAC
   4.26%, 2/15/08           Agy      26,386       2,950
  1485-S Inv Fl IO REMIC
   3.85%, 3/15/08           Agy      24,066       2,183
  1600-SA Inv Fl IO REMIC
   2.25%, 10/15/08          Agy      53,152       2,945
  1709-H PO REMIC
   1/15/24                  Agy         849         520
  1813-K PO REMIC
   2/15/24                  Agy         840         678
  1844-PC PO REMIC
   3/15/24                  Agy       1,545       1,143
  1854-A PO
   12/15/23                 Agy         150         110
  1887-I PO
   10/15/22                 Agy         910         692
  1950-SC Inv Fl IO
   2.25%, 10/15/22          Agy       1,540         134
  1965-C Inv Fl
   5.988%, 2/15/24          Agy         120         120

Federal National Mortgage
  Association,
  Series:
  90-118 S Inv Fl REMIC
   28.183%, 9/25/20         Agy       1,187       1,802
  92-186 S Inv Fl IO REMIC
   3.26%, 10/25/07          Agy      49,193       3,985
  93-149 O PO REMIC
   8/25/23                  Agy       1,731       1,258
  93-205 G PO REMIC
   9/25/23                  Agy       4,330       3,089
  93-205 H PO REMIC
   9/25/23                  Agy      19,244      10,021
  93-235 H PO REMIC
   9/25/23                  Agy       1,592       1,369
  96-11 V PO REMIC
   9/25/23                  Agy      12,004       8,972
  96-14 PC PO
   12/25/23                 Agy       1,460         981
  96-37 H PO REMIC
   8/25/23                  Agy       7,886       6,490
  96-46 PB PO REMIC
   9/25/23                  Agy       1,500       1,127
  96-54 O PO
   11/25/23                 Agy       1,185         817
  96-68 SC Inv Fl IO
   REMIC
   2.35%, 1/25/24           Agy      11,605       1,439
  97-3 E PO
   12/25/23                 Agy         150         114
  97-30 Inv Fl IO REMIC
   2.25%, 7/25/22           Agy       1,210         106
  287 1 PO
   12/17/07                 Agy      18,364      12,768
  G92-53 S Inv Fl IO REMIC
   32.344%, 9/25/22         Agy       2,214       1,706
Government National
  Mortgage Association,
  Series:
  96-12 S Inv Fl IO REMIC
   2.75%, 6/16/26           Tsy       2,076         135
  96-13 S Inv Fl IO REMIC
   3.40%, 7/16/11           Tsy         730          60
  96-17 S Inv Fl IO REMIC
   2.80%, 8/16/26           Tsy         883          60
+ Kidder Peabody Mortgage
  Assets Trust,
  Series:
  87-B IO
   9.50%, 4/22/18           Aaa          77          20
  87-B PO
   4/22/18                  Aaa          77          60
-------------------------------------------------------
GROUP TOTAL                                      72,169
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-NON-AGENCY
  COLLATERAL SERIES (4.0%)
American Housing Trust,
  Series V 1G
   9.125%, 4/25/21          AAA       6,085       6,446
Capstead Mortgage Corp.
  IV,
  Series 97-NAM3
   7.25%, 10/25/27          AAA      12,662      12,716
Citicorp Mortgage
  Securities, Inc.,
  Series:
  + 90-7 A7
   9.50%, 6/25/05           Baa3        178         178
  93-9 A1 REMIC
   7.00%, 3/25/20           AAA          20          20


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO (UNAUDITED)

                                 RATINGS    FACE
                                (STANDARD  AMOUNT     VALUE
(CONT'D)                        & POOR'S)  (000)      (000)!
--------------------------------------------------------------

sec. First Boston Mortgage
  Corp.,
  Series 92-4 B1
   8.125%, 10/25/22
   (acquired 1/25/93-12/9/93,
   cost $3,877)                    A      $  4,085  $    4,253
+ Headlands Mortgage
  Securities, Inc.
  Series 97-5 AI5
   7.25%, 11/25/27                 Aaa         399         401
sec.## Kidder Peabody
  Funding Corp., Series
  92-4 B2
   8.467%, 5/28/22
   (acquired 8/5/92-8/29/97,
   cost $3,659)                    N/R       3,648       3,649
Mid-State Trust II,
  Series 88-2 A4
   9.625%, 4/1/03                  AAA       2,695       2,902
PNC Mortgage Securities
  Corp., Series 96-1 B1
  REMIC
   7.50%, 6/25/26                  AA          137         140
Prudential Home Mortgage
  Securities Co., Inc.,
  Series:
  90-5 A3
   9.50%, 5/25/05                  AAA         458         458
  sec.+ 92-33 B1
   7.50%, 11/15/22
   (acquired 8/29/97,
   cost $154)                      Aa3         161         162
  (+)+ 92-A 2B4
   7.90%, 4/28/22                  A1       11,188      10,971
  sec.+ 93-17 B1
   6.50%, 3/1/23
   (acquired 4/14/93-10/13/94,
   cost $6,263)                    A2        6,549       6,495
  (+)++ 94-A 3B3
   6.803%, 4/28/24                 A           410         401
  (+) 94-A 3B5
   6.802%, 4/28/24                 N/R      11,244      11,001
Residential Accredit Loans,
  Inc.,
  Series:
  + 97-QS1 A11
   7.50%, 2/25/27                  Aaa      10,386      10,545
  97-QS2 A8
   7.75%, 3/25/27                  AAA       5,500       5,677
  97-QS3 A8
   7.75%, 4/25/27                  AAA      11,890      12,285
  97-QS4 A7
   7.75%, 5/25/27                  AAA      12,905      13,271
  97-QS8 A10
   7.50%, 8/25/27                  AAA         325         331
  97-QS13 A7 REMIC
   7.25%, 12/25/27                 AAA      27,949      28,279
Residential Asset
  Securitization Trust
  Association,
  Series 98-A1 A4 REMIC
   6.75%, 3/25/28                  AAA      22,800      22,400

                                 RATINGS    FACE
                                (STANDARD  AMOUNT     VALUE
                                & POOR'S)  (000)      (000)!
--------------------------------------------------------------

Residential Funding Mortgage
  Securities Co., Inc.,
   Series 94-S1 A19
   6.75%, 1/25/24                  AAA    $ 11,452  $   11,316
Rural Housing Trust,
  Series 87-1 B1 REMIC
   3.33%, 10/1/28                  A-        4,213       4,053
--------------------------------------------------------------
GROUP TOTAL                                            168,350
--------------------------------------------------------------
COMMERCIAL MORTGAGES (9.7%)
+ American Southwest Financial
  Securities Corp.,
   Series 95-C1 A1B
   7.40%, 11/17/04                 Aaa       8,015       8,292
Asset Securitization Corp.,
  Series:
  95-MD4 A1
   7.10%, 8/13/29                  AAA      38,761      40,314
  (+)+ 96-D3 A1C
   7.40%, 10/13/26                 Aaa       8,000       8,514
  96-MD6 A1B
   6.88%, 11/13/26                 AAA         125         129
  + 96-MD6 A1C
   7.04%, 11/13/26                 AAA       8,150       8,496
  97-D5 A1B
   6.66%, 4/14/07                  AAA      10,225      10,441
  +## 97-D5 PS1 IO
   1.563%, 2/14/41                 Aaa      94,835      10,221
Beverly Finance Corp.,
  Series 94-1
   8.36%, 7/15/04                  AA-         125         135
(+) Carousel Center
  Finance, Inc.,
  Series:
  1 A1
   6.828%, 11/15/07                AA        6,200       6,305
  1 C
   7.527%, 10/15/07                BBB+      5,408       5,490
(+) Creekwood Capital
  Corp.,
  Series 95-1A
   8.47%, 3/16/15                  AA        5,569       6,306
(+) Crystal Run
  Properties, Inc.,
  Series A
   7.393%, 8/15/11                 AA       10,925      11,671
DLJ Mortgage Acceptance
  Corp.,
  Series:
  93-MF7 A1
   7.40%, 6/18/03                  AAA         111         113
  (+) 95-CF2 A3
   7.05%, 12/17/27                 A         3,275       3,330
  95-CF2 S2 IO
   1.645%, 12/17/27                BBB      47,940       4,189
  (+) 96-CF1 A1B
   7.58%, 3/13/28                  AAA       5,310       5,655
  (+) 96-CF2 A1B
   7.29%, 11/12/21                 AAA       2,305       2,419
  (+)++## 96-CF2 S IO
   1.641%, 11/21/21                AAA      37,992       3,165

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                 RATINGS    FACE
                                (STANDARD  AMOUNT     VALUE
                                & POOR'S)  (000)      (000)!
--------------------------------------------------------------

  (+) 97-CF1 A1B
   7.60%, 5/15/30                  AAA    $ 11,715  $   12,601
  (+) 97-CF1 S IO
   1.097%, 5/15/30                 AAA      74,455       4,734
Federal National Mortgage
  Association,
  Series 93-M2 B
   2.581%, 11/25/23                Agy         222           8
First Union-Lehman Brothers
  Commercial Mortgage Trust,
  Series 97-C2 A3
   6.65%, 12/18/07                 AAA      22,000      22,349
+ GMAC Commercial Mortgage
  Securities, Inc.,
  Series:
  ## 96-C1 X2 IO
   1.917%, 3/15/21                 Aaa      34,515       2,895
  97-C1 A2
   6.853%, 9/15/06                 Aaa      14,885      15,277
  97-C2 A3
   6.566%, 11/15/07                Aaa      17,000      17,185
  ## 97-C2 X IO
   1.273%, 4/15/27                 Aaa     158,662      12,053
+ GS Mortgage Securities
  Corp. II,
  Series:
  97-GL A2D
   6.94%, 7/13/30                  Aaa      15,630      16,229
  ## 97-GL X2 IO
   0.930%, 7/13/30                 Aaa      37,330       1,929
J.P. Morgan Commercial
  Mortgage Finance Corp.,
  Series 97-C5 A2
   7.069%, 9/15/29                 AAA      14,865      15,615
(+) Lakeside Finance Corp.
   6.47%, 12/15/00                 AA          145         146
+## LB Commercial Conduit
  Mortgage Trust,
  Series:
  96-C2 A
   7.424%, 10/25/26                Aaa       9,602      10,056
  98-C1 IO
   1.199%, 2/18/28                 Aaa     167,600      11,209
Lehman Large Loan,
  Series 97-LLI A2
   6.84%, 9/12/06                  AAA      16,650      17,108
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  95-C1 IO
   2.185%, 5/25/15                 N/R       1,409          68
  96-C1 A3
   7.42%, 4/25/28                  AAA      11,415      11,961
  96-C2 A2
   6.82%, 11/21/28                 AAA       3,825       3,912

                                 RATINGS    FACE
                                (STANDARD  AMOUNT     VALUE
                                & POOR'S)  (000)      (000)!
--------------------------------------------------------------

  ++## 96-C2 IO
   1.538%, 11/21/28                AAA    $ 39,429  $    3,322
+ Midland Realty Acceptance
  Corp.,
  Series 96-C2 A2
   7.233%, 1/25/29                 Aaa       6,805       7,116
Mortgage Capital
  Funding, Inc.,
  Series:
  95-MC1 A1B
   7.60%, 5/25/27                  AAA      11,100      11,357
  + 97-MC1 A3
   7.288%, 7/20/27                 Aaa      17,649      18,496
  + 97-MC2 A2
   6.664%, 9/20/07                 Aaa      21,225      21,515
Nomura Asset
  Securities Corp.,
  Series:
  ++ 94-MD1 A1B
   7.526%, 3/15/18                 AAA         255         260
  ++## 94-MD1 A2
   7.671%, 3/15/18                 AA           65          67
  94-MD1 A3
   8.026%, 3/15/18                 N/R       4,314       4,544
(+) Park Avenue Finance
  Corp.,
  Series 97-C1 A1
   7.58%, 5/12/07                  N/R      11,764      12,407
(+) Prime Property Funding,
  Series 1 A
   6.633%, 7/23/03                 AA        4,834       4,893
+ Salomon Brothers
  Mortgage Securities,
  Series 97-TZH A2
   7.174%, 3/24/22                 Aa2       7,900       8,191
Sawgrass Financial LLC,
  Series 93-1 A
   6.45%, 1/20/06                  AAA         155         156
++## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1A IO
   1.431%, 2/25/28                 AAA      51,568       1,209
  96-CFL X1 IO
   1.42%, 2/25/28                  AAA      56,550       3,046
  96-CFL X2 IO
   1.225%, 2/25/28                 AAA      14,664         408
+ Town & Country
  Funding Corp.,
  Series A
   5.85%, 8/15/98                  Aa2       1,545       1,542
--------------------------------------------------------------
GROUP TOTAL                                            409,049
--------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO (UNAUDITED)



                          RATINGS    FACE
                         (STANDARD  AMOUNT     VALUE
(CONT'D)                 & POOR'S)  (000)      (000)!
-------------------------------------------------------

ENERGY (0.5%)
(+) ESI Tractebel
  Acquisition Corp.
   7.99%, 12/30/11          BB     $  5,320  $    5,272
(+) Excel Paralubes
  Funding
   7.43%, 11/1/15           A-        7,200       7,462
Mobile Energy Services
   8.665%, 1/1/17           BBB-      9,046       9,674
-------------------------------------------------------
GROUP TOTAL                                      22,408
-------------------------------------------------------
FINANCE (8.3%)
(+) Anthem Insurance Cos.,
  Inc.,
  Series A
   9.00%, 4/1/27            BBB+     10,840      11,616
BankAmerica Capital Corp.
  Series 2
   8.00%, 12/15/26          A            60          64
(+) BankAmerica
  Institutional,
  Series A
   8.07%, 12/31/26          A-       22,935      24,433
(+) BT Institutional
  Capital Trust,
  Series A
   8.09%, 12/1/26           BBB+     20,850      21,631
+ Boeing Capital Services
  Corp., Series B
   6.53%, 5/4/98            Baa2        275         275
(+) Equitable Life
  Assurance Society of
  the U.S.,
  Series 1A
   6.95%, 12/1/05           A        15,262      15,655
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24           BBB+     15,620      18,075
(+) First Chicago
  NBD Corp.,
  Series A
   7.95%, 12/1/26           A-       20,250      21,238
First Union Institutional
  Capital, Series I
   8.04%, 12/1/26           BBB+     23,830      25,272
(+) Florida Property &
  Casualty
   7.375%, 7/1/03           A-        8,600       8,938
(+) Florida Windstorm
   6.70%, 8/25/04           A-       19,430      19,559
J.P. Morgan Capital
  Trust I
   7.54%, 1/15/27           AA-       4,835       4,908
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23           AA-      14,470      14,402
(+) Nationwide Mutual Life
  Insurance Co.
   7.50%, 2/15/24           A+       14,235      14,248
NB Capital Trust
   8.25%, 4/15/27           A-        7,765       8,498
(+) New York Life
  Insurance Co.
   7.50%, 12/15/23          AA        6,105       6,180
PNC Institutional Capital,
  Series A
   7.95%, 12/15/26          BBB+     17,540      18,375

                          RATINGS      FACE
                         (STANDARD    AMOUNT     VALUE
                         & POOR'S)    (000)      (000)!
-------------------------------------------------------

(+) Prime Property
  Funding II
   6.80%, 8/15/02           A      $  6,435  $    6,498
   7.00%, 8/15/04           A         6,945       7,044
(+) Prudential Insurance
  Co.
   8.30%, 7/1/25            A         4,880       5,446
(+) State Street
  Institutional Capital,
  Series:
  A
   7.94%, 12/30/26          A         9,800      10,424
  B
   8.035%, 3/15/27          A        10,750      11,531
Washington Mutual Capital
   8.375%, 6/1/27           BBB-      7,240       7,811
Washington Mutual, Inc.,
  Series A
   8.206%, 2/1/27           BBB-      9,680      10,276
Wells Fargo Capital,
  Series:
  (+) A
   8.125%, 12/1/26          BBB      17,050      18,063
  B
   7.95%, 12/1/26           BBB+      1,900       1,981
  I
   7.96%, 12/15/26          BBB+      3,870       4,059
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13            AA-      10,614      10,906
  96 WFP-D
   6.95%, 9/1/13            AA-      21,505      22,217
-------------------------------------------------------
GROUP TOTAL                                     349,623
-------------------------------------------------------
FOREIGN GOVERNMENTS (1.4%)
Government of Germany
   7.375%, 12/2/02          AAA    DEM97,900     59,169
-------------------------------------------------------
INDUSTRIALS (3.8%)
American Standard Cos.
   7.375%, 2/1/08           BB-    $ 10,515      10,340
Columbia/HCA Healthcare
   7.58%, 9/15/25           BBB       9,545       8,671
   9.00%, 12/15/14          BBB       6,165       6,441
DR Structured Finance,
  Series:
  93-K1 A1
   6.66%, 8/15/10           BB       10,386       9,658
  93-K1 A2
   7.43%, 8/15/18           BB          260         229
  94-K1 A1
   7.60%, 8/15/07           BB        7,076       6,966
  94-K2 A2
   9.35%, 8/15/19           BB        3,890       4,038
Fred Meyer, Inc.
   7.375%, 3/1/05           BB+      23,755      23,799
Kmart Funding Corp.,
  Series F
   8.80%, 7/1/10            BB        7,945       8,204


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



                         RATINGS     FACE
                       (STANDARD    AMOUNT     VALUE
                        & POOR'S)   (000)      (000)!
-------------------------------------------------------

News America Holdings
   7.75%, 2/1/24            BBB-   $     85  $       89
   8.875%, 4/26/23          BBB-     11,875      13,933
(+) Oxymar
   7.50%, 2/15/16           BBB       5,785       5,886
Paramount Communications,
  Inc.
   8.25%, 8/1/22            BB+      23,742      24,419
Philip Morris Cos., Inc.
   6.375%, 2/1/06           A         2,790       2,749
   7.00%, 7/15/05           A         6,815       6,975
Rhone-Poulenc Rorer, Inc.,
  Series 92-A 3
   8.62%, 1/5/21            BBB-      7,955       8,780
Scotia Pacific Holding Co.
   7.95%, 7/20/15           BBB       6,854       7,163
Southland Corp.
   5.00%, 12/15/03          BB+      16,080      14,070
-------------------------------------------------------
GROUP TOTAL                                     162,410
-------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.2%)
Bank of America, Series A
   8.375%, 5/1/07           AAA         377         382
sec. Household Bank,
  Series 85-1 CMO
   7.94%, 5/1/02 (acquired
   6/22/94, cost $222)      N/R         234         237
sec.## Magnolia Federal
  Bank,
  Series 84-2
   9.12%, 10/1/07
   (acquired 5/1/87, cost
   $745)                    N/R         792         813
## Resolution Trust Corp.,
  Series 92-5 C
   8.617%, 1/25/26          AA        3,869       3,868
Ryland Acceptance Corp.
  IV,
  Series 79-A
   6.65%, 7/1/11            AA        4,364       4,231
-------------------------------------------------------
GROUP TOTAL                                       9,531
-------------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES-AGENCY COLLATERAL
  SERIES (1.3%)
Federal National Mortgage
  Association,
  Series:
  96-27 A PO REMIC
   10/25/23                 Agy         155          81
  249 1 PO
   10/25/23                 Agy      37,257      26,109
  260 1 PO
   4/1/24                   Agy       5,831       4,505
  282 1 PO
   9/1/25                   Agy      25,879      19,083

                          RATINGS      FACE
                         (STANDARD    AMOUNT     VALUE
                         & POOR'S)    (000)      (000)!
-------------------------------------------------------

First Boston Mortgage
  Securities Corp.,
  Series 87-B2 IO
   8.985%, 4/25/17          AAA    $     59  $       14
Government National
  Mortgage Association,
  Various Pools:
   1.00%, 11/20/05          Tsy     135,238       3,146
-------------------------------------------------------
GROUP TOTAL                                      52,938
-------------------------------------------------------
TELEPHONES (1.2%) CSC Holdings, Inc.
   7.875%, 12/15/07         BB+      11,800      12,154
(+) Lenfest
  Communications, Inc.
   7.625%, 2/15/08          BB+       6,595       6,611
(+)# Qwest Communications,
  Inc.
   0.00%, 2/1/08            B+       18,465      13,018
# Teleport Communications
  Group, Inc.
   0.00%, 7/1/07            B+       24,525      21,092
-------------------------------------------------------
GROUP TOTAL                                      52,875
-------------------------------------------------------
TRANSPORTATION (0.6%)
Continental Airlines,
  Series 98-1 A
   6.648%, 9/15/17          AA+      12,525      12,515
(+) Jet Equipment Trust,
  Series:
  94-A A11
   10.00%, 6/15/12          A+          275         348
  95-C
   10.69%, 5/1/15           BBB       8,445      10,989
-------------------------------------------------------
GROUP TOTAL                                      23,852
-------------------------------------------------------
U.S. TREASURY SECURITIES (16.6%)
U.S. Treasury Notes
   3.375%, 1/15/07
     (Inflation Indexed)    Tsy     123,930     120,135
   3.625%, 7/15/02
     (Inflation Indexed)    Tsy      76,059      75,274
   3.625%, 1/15/08
     (Inflation Indexed)    Tsy      88,125      87,079
   5.625%, 2/28/01          Tsy       3,000       2,999
   6.25%, 4/30/01           Tsy     140,000     142,362
   6.375%, 3/31/01          Tsy      18,500      18,864
   !! 7.125%, 2/29/00       Tsy     246,500     253,239
-------------------------------------------------------
GROUP TOTAL                                     699,952
-------------------------------------------------------
UTILITIES (0.7%) CalEnergy Co., Inc.
   7.63%, 10/15/07          BB+      14,055      14,039
CMS Energy Corp,
  Series B
   7.375%, 11/15/00         BB        8,455       8,544


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO (UNAUDITED)



                          RATINGS     FACE
                         (STANDARD   AMOUNT     VALUE
                         & POOR'S)    (000)     (000)!
(CONT'D)
-------------------------------------------------------

(+) Edison Mission Energy
  Funding Corp.,
  Series B
   7.33%, 9/15/08           BBB    $  7,225  $    7,496
-------------------------------------------------------
GROUP TOTAL                                      30,079
-------------------------------------------------------
YANKEE (7.3%)
(+) Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08          BBB      18,478      18,524
(+) AST Research, Inc.
   7.45%, 10/1/02           B+       15,660      14,042
(+) Glencore Nickel
  Property Ltd.
   9.00%, 12/1/14           BB+      11,675      11,575
Grupo Minero Mexicano SA
  de CV, Series A
   8.25%, 4/1/08            BB       11,310      11,222
(+) Hutchison Whampoa
  Financial, Series B
   7.45%, 8/1/17            A+       10,670       9,811
(+) Hyundai Semiconductor
  America
   8.25%, 5/15/04           BB        2,755       2,257
   8.625%, 5/15/07          BB       10,120       8,081
(+) Israel Electric Corp.,
  Ltd.
   7.25%, 12/15/06          A-        3,090       3,146
   7.75%, 12/15/27          A-       19,150      19,436
Korea Development Bank
   7.375%, 9/17/04          BB+      18,520      16,801
National Power Corp.
   7.875%, 12/15/06         BB+      11,240      10,224
   8.40%, 12/15/16          BB+       8,315       7,234
(+) Oil Purchase Co.
   7.10%, 10/31/02          BBB      17,775      17,794
(+) Paiton Energy Funding
   9.34%, 2/15/14           CCC      11,245       5,398
(+) Petroliam Nasional
  Bhd.
   7.125%, 10/18/06         A+       20,265      18,867
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17            BBB      17,415      18,244
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14          BBB+     23,015      23,828
(+) Reliance Industries
  Ltd.
   8.25%, 1/15/27           BB+       1,890       1,765
   9.375%, 6/24/26          BB+       2,965       2,976
## Republic of Argentina
   5.00%, 3/31/23           BB       16,320      12,475
# Republic of Argentina
  Par, Series L
   5.75%, 3/31/23           BB       14,755      11,278
Republic of Colombia
   8.70%, 2/15/16           BBB-     19,215      18,802

                          RATINGS      FACE
                         (STANDARD    AMOUNT     VALUE
                         & POOR'S)    (000)      (000)!
-------------------------------------------------------
Rogers Cablesystems Ltd.
   10.00%, 3/15/05          BB+    $  7,560  $    8,467
Rogers Cantel, Inc.
   8.30%, 10/1/07           BB+       5,370       5,397
(+) Samsung Electronics
  Co.
   7.45%, 10/1/02           B+        9,060       8,124
United Mexican States Par
  Bond, Series:
  A
   6.25%, 12/31/19          BB       15,725      13,298
  B
   6.25%, 12/31/19          BB       10,975       9,281
-------------------------------------------------------
GROUP TOTAL                                     308,347
-------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $3,691,502)                                 3,730,987
-------------------------------------------------------
PREFERRED STOCKS (1.8%)
-------------------------------------------------------
                                     SHARES
                                     ------

INDUSTRIALS (0.3%)
(+) Entertainment
  Properties,
   14.253%                  BBB-     10,200       9,500
Tier One Properties,
   11.095%                  A         4,650       4,480
-------------------------------------------------------
GROUP TOTAL                                      13,980
-------------------------------------------------------
MORTGAGE-OTHER (1.5%)
(+)+ Home Ownership
  Funding Corp.
   13.331%                  Aaa      63,925      61,311
-------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $78,937)            75,291
-------------------------------------------------------
RIGHTS (0.0%)
-------------------------------------------------------
MISC-INDUSTRIALS (0.0%)
*@ United Mexican States
  Recovery Rights,
  expiring 6/30/03 (Cost
  $0)                       N/R    10,975,000        --
-------------------------------------------------------
INTEREST RATE CAPS (0.0%)-SEE NOTE A6
-------------------------------------------------------
                                      FACE
                                     AMOUNT
                                      (000)
                                    --------
Bankers Trust Co.,
  terminating 10/15/99, to
  receive on 10/15/99 the
  excess, as measured on
  10/15/98, of 12 month
  LIBOR over 6.34%
  multiplied by the
  notional amount.          A-     $  2,800           3


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



                           RATINGS    FACE
                          (STANDARD  AMOUNT     VALUE
                          & POOR'S)  (000)      (000)!
-------------------------------------------------------

J.P. Morgan and Co.,
  terminating 10/15/99, to
  receive on 10/15/99 the
  excess, as measured on
  10/15/98, of 12 month
  LIBOR over 6.34%
  multiplied by the
  notional amount.          AA-    $778,400  $      724
-------------------------------------------------------
TOTAL INTEREST RATE CAPS (Premium Paid $3,302)      727
-------------------------------------------------------
CASH EQUIVALENTS (23.6%)
-------------------------------------------------------
Short-term Investments
  Held as Collateral for
  Loaned Securities (3.6%)          153,736     153,736
-------------------------------------------------------
CASH INVESTMENTS-MORTGAGE (14.9%)
Federal Home Loan Mortgage
  Corporation Conventional
  Pools:
   9.50%, 10/1/16           Agy       1,593       1,735
   10.00%, 10/1/10-11/1/20  Agy      28,600      31,489
   10.50%, 9/1/10-10/1/20   Agy       3,569       3,928
   11.00%, 5/1/11-9/1/20    Agy       5,348       6,029
   11.25%, 10/1/11-12/1/15  Agy       1,591       1,795
   11.50%, 1/1/11-12/1/15   Agy         152         173
   11.75%, 4/1/19           Agy         148         168
   12.00%, 2/1/15           Agy          26          30
   12.50%, 8/1/13           Agy          19          22
   13.00%, 6/1/19           Agy          50          58
   14.75%, 3/1/10           Agy          31          36
  Gold Pools:
   9.50%, 10/1/17-12/1/22   Agy      14,638      16,056
   10.00%, 6/1/17-3/1/21    Agy       9,006       9,991
   10.50%, 8/1/19-4/1/21    Agy       1,677       1,873
  Series:
  ## 1933-FM REMIC
   6.50%, 3/15/25           Agy       4,578       4,601
  ## 1933-FO REMIC
   6.50%, 3/15/25           Agy       8,003       8,042
  ## 2040-FC
   5.975%, 2/15/23          Agy      22,350      22,408
Federal National
  Mortgage Association
  Conventional Pools;
   9.00%, 12/1/08-1/1/22    Agy      35,431      38,143
   9.50%, 7/1/16-12/1/26    Agy      12,323      13,470

                          RATINGS     FACE
                         (STANDARD   AMOUNT     VALUE
                          & POOR'S)  (000)      (000)!
-------------------------------------------------------

   10.00%, 10/1/07-1/1/27   Agy    $ 20,896  $   23,145
   10.50%, 6/1/10-11/1/20   Agy       6,705       7,561
   10.75%, 2/1/11           Agy          43          48
   11.00%, 1/1/16-11/1/20   Agy       4,976       5,626
   11.50%, 1/1/13-2/1/20    Agy       5,275       6,026
   12.00%, 4/1/15           Agy          55          63
   12.50%, 5/1/12           Agy       1,025       1,198
   13.50%, 8/1/14           Agy          18          22
  Series:
  ## 94-50 FD REMIC
   6.20%, 3/25/24           Agy      16,054      16,108
  ## 97-70 FA REMIC, PAC
    (11)
   6.20%, 7/18/20           Agy      11,539      11,604
  ## 98-22 FA REMIC
   6.025%, 4/18/28          Agy      48,250      48,356
Government National
  Mortgage Association
  Adjustable Rate
  Mortgages:
   7.00%, 2/20/25-3/20/25   Tsy      24,457      24,948
   7.125%, 7/20/25          Tsy      21,037      21,458
   7.375%, 4/20/25-6/20/25  Tsy      85,031      86,731
   7.50%, 1/20/25           Tsy      15,258      15,563
  Various Pools:
   10.00%, 11/15/09-
     10/15/27               Tsy      88,066      98,004
   10.50%, 8/15/10-2/15/25  Tsy      23,522      26,553
   11.00%,
     12/15/09-5/15/26       Tsy      39,220      44,949
   11.50%, 5/15/13-9/20/19  Tsy         577         649
   12.00%, 4/15/12-1/15/19  Tsy      25,797      29,972
-------------------------------------------------------
GROUP TOTAL                                     628,631
-------------------------------------------------------
REPURCHASE AGREEMENT (5.1%)
Chase Securities, Inc. 5.75%
  dated 3/31/98, due 4/1/98, to
  be repurchased at $213,811,
  collateralized by various U.S.
  Government Obligations, due
  4/1/98-11/15/99, valued at
  $214,416                          213,776     213,776
-------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $994,709)          996,143
-------------------------------------------------------
TOTAL INVESTMENTS (113.8%) (Cost
  $4,768,450)                                 4,803,148
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO (UNAUDITED)




                                                VALUE
(CONT'D)                                        (000)!
-------------------------------------------------------

OTHER ASSETS AND LIABILITIES (-13.8%)
Cash                                         $        6
Dividends Receivable                              2,623
Interest Receivable                              41,614
Receivable for Investments Sold                 401,080
Receivable for Fund Shares Sold                  12,452
Unrealized Gain on Swap Agreements                  479
Unrealized Gain on Forward Foreign Currency
  Contracts                                       1,950
Other Assets                                        116
Payable for Investments Purchased              (879,296)
Payable for Fund Shares Redeemed                 (4,228)
Payable for Investment Advisory Fees             (3,633)
Payable for Administrative Fees                    (276)
Payable for Shareholder Servicing Fees-
  Investment Class                                   (4)
Payable for Distribution Fees-Adviser Class         (22)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                       (93)
Payable for Daily Variation on Futures
  Contracts                                        (507)
Collateral on Securities Loaned, at Value      (153,736)
Other Liabilities                                  (430)
                                             ----------
                                               (581,905)
-------------------------------------------------------
NET ASSETS (100%)                            $4,221,243
-------------------------------------------------------
INSTITUTIONAL CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 336,935,259 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)               $4,084,124
-------------------------------------------------------
NET ASSET VALUE PER SHARE                    $    12.12
-------------------------------------------------------
INVESTMENT CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 2,391,769 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $   29,007
-------------------------------------------------------
NET ASSET VALUE PER SHARE                    $    12.13
-------------------------------------------------------
ADVISER CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 8,916,707 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $  108,112
-------------------------------------------------------
NET ASSET VALUE PER SHARE                    $    12.12
-------------------------------------------------------

                                               VALUE
                                               (000)!
-------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital                              $4,095,280
Undistributed Net Investment Income (Loss)       69,129
Undistributed Realized Net Gain (Loss)           20,936
Unrealized Appreciation (Depreciation) on:
  Investment Securities                          34,698
  Foreign Currency Transactions                   1,921
  Futures and Swaps                                (721)
-------------------------------------------------------
NET ASSETS                                   $4,221,243
-------------------------------------------------------
sec. Restricted Security-Total market value of restricted securities owned at March 31, 1998 was $15,812 or 0.4% of net assets.
!       See Note A1 to Financial Statements.
*       Non-income producing security
(+)     144A security. Certain conditions for public sale
        may exist.
!!      A portion of these securities was pledged to cover
        margin requirements for future contracts.
+       Moody's Investors Service, Inc. rating. Security is
        not rated by Standard & Poor's Corporation.
++      Fitch rating. Security is not rated by Standard &
        Poor's Corporation or Moody's Investors Service,
        Inc.
#       Step Bond-Coupon rate increases in increments to
        maturity. Rate disclosed is as of March 31, 1998.
        Maturity date disclosed is the ultimate maturity.
##      Variable or floating rate security-rate disclosed
        is as of March 31, 1998.
@       Value is less than $500.
Inv
Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at March 31, 1998.
CMO     Collateralized Mortgage Obligation
DEM     German Mark
IO      Interest Only
N/R     Not rated by Moody's Investors Service, Inc.,
        Standard & Poor's Corporation or Fitch.
PAC     Planned Amortization Class
PO      Principal Only
REMIC   Real Estate Mortgage Investment Conduit
TBA     Security is subject to delayed delivery. See Note
        A8 to Financial Statements.
YMA     Yield Maintenance Agreement


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED INCOME
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Domestic Fixed Income Portfolio invests in all sectors of the domestic investment-grade bond market. Miller Anderson & Sherrerd constructs a diversified fund with a maturity and duration structure reflecting long-term views on interest rates and inflation. MAS selects investments in U.S. Treasuries, agencies, corporate bonds, mortgages and other fixed-income securities based upon relative value in the marketplace.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                       MAS DOMESTIC FIXED      SALOMON
                      INCOME INSTITUTIONAL   BROAD INDEX
                      -----------------------------------

SIX MONTHS                     4.20%             4.60%
ONE YEAR                      11.52             11.98
FIVE YEARS                     7.43              7.00
TEN YEARS                      9.47              9.00


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Domestic Fixed Income Portfolio (formerly known as the Select Fixed Income Portfolio) commenced operations on 9/30/87. Pursuant to a vote of the Portfolio's shareholders on December 19, 1994, the Portfolio's investment policies were changed to emphasize fixed-income securities of domestic issuers rated A or higher. Shareholders then voted on May 1, 1997, to permit the Portfolio to invest a limited portion of its assets in fixed-income securities of domestic issuers rated BBB at the time of purchase. The Portfolio's performance pattern may have been affected by these changes. Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index. Returns for periods less than one year are cumulative.

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (81.6%)
--------------------------------------------------------------------------------


-----------------------------------------------------
              RATINGS                 FACE
             (STANDARD               AMOUNT    VALUE
          MAR&HPOOR'S)98              (000)   (000)!
-----------------------------------------------------

ADJUSTABLE RATE MORTGAGES (7.8%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 8/20/27-9/20/27      Tsy   $ 6,443  $ 6,536
-----------------------------------------------------
AGENCY FIXED RATE MORTGAGES (4.4%)
Federal Home Loan Mortgage
  Corporation May TBA
   6.50%, 5/15/28              Agy     1,300    1,285
Federal National Mortgage
  Association May TBA
   6.50%, 8/15/24              Agy     2,400    2,371
-----------------------------------------------------
GROUP TOTAL                                     3,656
-----------------------------------------------------
ASSET BACKED CORPORATES (13.7%)
Aegis Auto Receivables Trust,
  Series 95-1 A
   8.60%, 3/20/02              N/R       117      117
ALPS,
  Series 94-1 A4 CMO
   7.80%, 9/15/04              AA        275      281
Americredit Automobile
  Receivables Trust, Series
  96-B A
   6.50%, 1/12/02              AAA       232      233
Arcadia Automobile
  Receivables Trust,
  Series:
  97-C A4
   6.375%, 1/15/03             AAA       505      508
  98-A A3
   5.90%, 11/15/02             AAA       325      324
Chevy Chase Auto Receivables
  Trust, Series 97-4 A
   6.25%, 6/15/04              AAA       372      372
CPS Auto Grantor Trust,
  Series 97-2 A
   6.65%, 10/15/02             AAA       229      231
Daimler-Benz Auto Grantor
  Trust, Series 97-A A
   6.05%, 3/31/05              AAA       292      292
Empire Funding Home Loan
  Owner Trust,
  Series:
  97-4 A2
   7.16%, 5/25/12              AAA       366      370
  97-4 A3
   7.11%, 7/25/14              AAA       275      279


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED INCOME
PORTFOLIO (UNAUDITED)


                            RATINGS     FACE
                           (STANDARD   AMOUNT   VALUE
                            &CPOOR'S)  (000)   (000)!
-----------------------------------------------------

(+) First Merchants Auto
  Receivables Corp.,
  Series 97-2 A1
   6.85%, 11/15/02             AAA   $   304  $   306
First Plus Home Loan Trust,
  Series:
  97-3 A2
   6.48%, 9/10/08              AAA       185      185
  97-3 A3
   6.57%, 10/10/10             AAA       180      181
  98-1 A3
   6.04%, 10/10/13             AAA       400      396
First Security Auto Grantor
  Trust, Series 97-B A
   6.10%, 4/15/03              AAA       608      609
Ford Credit Auto Owner Trust,
  Series 97-B A3
   6.05%, 4/15/01              AAA       295      296
Green Tree Financial Corp.,
  Series:
  97-7 A3
   6.18%, 9/15/09              AAA       335      335
  + 98-1 A2
   5.85%, 4/11/11              Aaa       500      498
  98-2 A3
   6.05%, 10/1/07              AAA       425      424
(+) ++ Health Care
  Receivables Securitization
  Program, Series 97-1 A
   6.815%, 7/1/01              AAA       200      202
Honda Auto Receivables
  Grantor Trust, Series 97-A
  A
   5.85%, 2/15/03              AAA       505      505
IMC Home Equity Loan Trust,
  Series 98-1 A2
   6.31%, 12/20/12             AAA       400      399
(+) Long Beach Acceptance
  Auto Grantor Trust, Series
  97-2 A
   6.69%, 9/25/04              AAA       230      231
(+) National Car Rental
  Financing Ltd., Series 96-1
  A4
   7.35%, 10/20/03             N/R       375      389
Nissan Auto Receivables
  Grantor Trust, Series 97-A
  A
   6.15%, 2/15/03              AAA       514      515
(+) Rental Car Finance
  Corp., Series 97-1 A2
   6.45%, 4/25/03              AA        450      451
(+) Team Fleet Financing
  Corp.,
  Series:
  96-1 A
   6.65%, 12/15/02             A-        250      252
  97-1 A
   7.35%, 5/15/03              A-        600      620
Union Acceptance Corp.,
  Series 96-B A
   6.45%, 7/9/03               AAA       287      288

                             RATINGS    FACE
                            (STANDARD  AMOUNT   VALUE
                            & POOR'S)  (000)   (000)!
-----------------------------------------------------

WFS Financial Owner Trust,
  Series:
  97-C A3
   6.10%, 3/20/02              AAA   $   385  $   385
  97-D A4
   6.25%, 3/20/03              AAA       400      401
World Omni Automobile Lease
  Securitization Corp.,
  Series 97-B A2
   6.08%, 11/25/03             AAA       525      526
-----------------------------------------------------
GROUP TOTAL                                    11,401
-----------------------------------------------------
ASSET BACKED MORTGAGES (2.7%)
AFC Home Equity Loan Trust,
  Series 96-4 1A6
   7.22%, 3/25/27              AAA       400      405
Cityscape Home Equity Loan
  Trust,
  Series:
  96-3 A IO
   1.00%, 10/25/26             N/R     6,076      145
  sec. 96-3 A YMA
   10/25/26 (acquired
   12/24/96, cost $11)         AAA     6,076        8
  96-3 A8
   7.65%, 9/25/25              AAA       350      355
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-3 A7
   8.04%, 9/15/27              AAA       300      313
  sec. 96-4 A11 I IO
   1.10%, 1/15/28 (acquired
   12/16/96, cost $152)        AAA     4,649      119
  (+) 96-4 A11 I YMA
   1/15/28                     AAA     4,649        7
  96-4 A12 I IO
   1.05%, 1/15/28              AAA     1,255       32
  96-4 A12 I YMA
   1/15/28                     AAA     1,255        2
  (+) 97-1 A10 I IO
   1.10%, 3/15/28              AAA     5,727      151
  97-1 A10 I YMA
   3/15/28                     N/R     5,727        8
Delta Funding Home Equity
  Loan Trust, Series 96-2 A5
   8.01%, 10/25/27             AAA       334      354
IMC Home Equity Loan Trust,
  Series 96-3 A7
   8.05%, 8/25/26              AAA       350      366
-----------------------------------------------------
GROUP TOTAL                                     2,265
-----------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



                           RATINGS    FACE
                          (STANDARD  AMOUNT    VALUE
                          & POOR'S)   (000)   (000)!
-----------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS-AGENCY
COLLATERAL SERIES (1.1%)
## Collateralized Mortgage
  Obligation Trust, Series
  16-Q Inv Fl
   12.25%, 3/20/18             AAA   $   115  $   123
## Federal Home Loan Mortgage
  Corporation,
  Series:
  1632-SA Inv Fl REMIC
   5.229%, 11/15/23            Agy       300      268
  1699-SD Inv Fl IO REMIC
   2.25%, 3/15/24              Agy     1,749      138
Federal National Mortgage
  Association,
  Series:
  96-37 H PO REMIC
   8/25/23                     Agy       305      251
  97-3 E PO
   12/25/23                    Agy       225      171
-----------------------------------------------------
GROUP TOTAL                                       951
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-NON-AGENCY
  COLLATERAL SERIES (4.0%)
Bear Stearns Mortgage
  Securities, Inc.,
  Series 96-9 AI11
   8.00%, 12/25/27             AAA       200      207
sec.++ Citicorp Mortgage
  Securities, Inc., Series
  95-2 B1 REMIC
   7.50%, 4/25/25 (acquired
   8/7/95-9/24/96, cost $398)  AA        413      419
Countrywide Mortgage Backed
  Securities, Inc., Series
  93-C A11
   6.50%, 1/25/24              AAA       237      230
++ First Boston Mortgage
  Securities Corp.,
  Series 93-5 B1
   7.30%, 7/25/23              AA+       237      238
+ Independent National
  Mortgage Corp.,
  Series 94-O B1
   7.875%, 9/25/24             A2        241      253
Mid-State Trust II,
  Series 88-2 A4
   9.625%, 4/1/03              AAA       100      108
PNC Mortgage Securities
  Corp., Series 96-1 B1 REMIC
   7.50%, 6/25/26              AA        442      448
Prudential Home Mortgage
  Securities Co., Inc.,
  Series:
  90-5 A3
   9.50%, 5/25/05              AAA        16       16
  95-2 M
   8.50%, 6/25/25              AA        270      278

                             RATINGS    FACE
                            (STANDARD   AMOUNT   VALUE
                            & POOR'S)   (000)   (000)!
-----------------------------------------------------

+ Residential Accredit Loans,
  Inc., Series 97-QS1 A11
   7.50%, 2/25/27              Aaa   $   400  $   406
Residential Asset
  Securitization Trust,
  Series 96-A11 A9
   7.75%, 2/25/27              AAA       275      284
Residential Funding Mortgage
  Securities Co., Inc.,
  Series 93-S27 M2
   7.50%, 6/25/23              A         235      237
Rural Housing Trust,
  Series 87-1 B1 REMIC
   3.33%, 10/1/28              A-        204      196
-----------------------------------------------------
GROUP TOTAL                                     3,320
-----------------------------------------------------
COMMERCIAL MORTGAGES (13.2%)
American Southwest Financial
  Securities Corp.,
  Series:
  ++## 93-2 S1 IO
   1.079%, 1/18/09             AA      6,312      265
  + 95-C1 A1B
   7.40%, 11/17/04             Aaa       175      181
Asset Securitization Corp.,
  Series:
  95-D1 A1
   7.59%, 8/11/27              AAA       210      221
  ++## 95-MD4 ACS2 IO
   2.364%, 8/13/29             AAA     1,799      313
  95-MD4 A1
   7.10%, 8/13/29              AAA       169      176
  (+) + 96-D3 A1C
   7.40%, 10/13/26             Aaa       275      293
  96-MD6 A1C
   7.04%, 11/13/26             AAA       300      313
  +## 97-D5 PSI IO
   1.563%, 2/14/41             Aaa     2,687      290
(+) Carousel Center
  Finance, Inc., Series 1 B
   7.188%, 10/15/07            A         325      333
Chase Commercial Mortgage
  Securities Corp., Series
  96-2 B
   6.90%, 10/19/06             AA        500      510
(+) Creekwood Capital
  Corp., Series 95-1A
   8.47%, 3/16/15              AA        240      272
(+) CVM Finance Corp.
   7.19%, 3/1/04               AA        431      446
(+) DLJ Mortgage
  Acceptance Corp.,
  Series:
  95-CF2 A3
   7.05%, 12/17/27             A         400      407
  96-CF1 A1B
   7.58%, 3/13/28              AAA       300      319
  96-CF2 A1B
   7.29%, 7/15/06              AAA       310      325


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED INCOME
PORTFOLIO (UNAUDITED)



                            RATINGS     FACE
                           (STANDARD   AMOUNT   VALUE
                            & POOR'S)  (000)    (000)!
(CONT'D)
-----------------------------------------------------

  ++## 96-CF2 S IO
   1.640%, 11/12/21            AAA   $ 3,815  $   318
  97-CF1 S IO
   1.097%, 3/15/17             AAA     2,900      184
  97-CF1 A1B
   7.60%, 4/15/07              AAA       350      376
First Union-Lehman Brothers
  Commercial Mortgage,
  Series 97-C2 A3
   6.65%, 12/18/07             AAA       400      406
(+) Forum Finance
   7.125%, 5/15/04             AA        375      384
+ GMAC Commercial Mortgage
  Securities, Inc.,
  Series:
  96-C1 X2 IO
   1.917%, 3/15/21             Aaa     2,346      197
  97-C2 X IO
   1.273%, 4/15/27             Aaa     3,450      262
J. P. Morgan Commercial
  Mortgage Finance Corp.,
  Series 97-C5 A2
   7.069%, 9/15/29             AAA       350      368
+## LB Commercial Conduit
  Mortgage Trust,
  Series:
  96-C2 A
   7.424%, 10/25/26            Aaa       361      378
  98-C1 IO
   1.199%, 2/18/28             Aaa     3,450      231
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  96-C1 A3
   7.42%, 4/25/28              AAA       200      210
  96-C2 A2
   6.82%, 11/21/28             AAA       150      153
  ++## 96-C2 IO
   1.538%, 11/21/28            AAA     1,987      167
+ Midland Realty Acceptance
  Corp., Series 96-C2 A2
   7.233%, 1/25/29             Aaa       250      261
Mortgage Capital Funding,
  Inc.,
  Series:
  95-MC1 A1B
   7.60%, 5/25/27              AAA       225      230
  + 97-MC1 A3
   7.288%, 7/20/27             Aaa       650      681
  + 97-MC2 A2
   6.664%, 9/20/07             Aaa       475      481
Nomura Asset Securities
  Corp.,
  Series:
  ++ 94-MD1 A1B
   7.526%, 3/15/18             AAA        91       93
  ++## 94-MD1 A2
   7.672%, 3/15/18             AA        125      130
(+) Park Avenue Finance
  Corp., Series 97-C1 A1
   7.58%, 5/12/07              N/R       391      413

                           RATINGS    FACE
                          (STANDARD  AMOUNT    VALUE
                          & POOR'S)   (000)   (000)!
-----------------------------------------------------

(+) Prime Property Funding
  II
   6.633%, 7/23/03             AA    $   173  $   175
++## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1 IO
   1.42%, 2/25/28              AAA     2,952      159
  96-CFL X1A IO
   1.431%, 2/25/28             AAA     2,705       63
  96-CFL X2 IO
   1.225%, 2/25/28             AAA       821       23
-----------------------------------------------------
GROUP TOTAL                                    11,007
-----------------------------------------------------
ENERGY (0.5%)
(+) Excel Paralubes
  Funding
   7.43%, 11/1/15              A-        450      467
-----------------------------------------------------
FINANCE (13.7%)
(+) Anthem Insurance Cos.,
  Inc.,
  Series A
   9.00%, 4/1/27               BBB+      225      241
(+) BankAmerica
  Institutional, Series A
   8.07%, 12/31/26             A-        525      559
Beneficial Corp.,
  Series F
   6.47%, 11/17/08             A         310      310
(+) BT Institutional
  Capital Trust, Series A
   8.09%, 12/1/26              BBB+      550      570
(+) EOP Operating LP
   6.625%, 2/15/05             BBB       325      324
(+) Equitable Life
  Assurance Society of the
  U.S., Series 1A
   6.95%, 12/1/05              A         600      615
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24              BBB+      475      550
(+) Fifty-Seventh Street
  Associates
   7.125%, 6/1/17              A         569      579
(+) First Chicago NBD
  Corp.,
  Series A
   7.95%, 12/1/26              A-        550      577
(+) First Hawaiian Bank,
  Series A
   6.93%, 12/1/03              A         575      588
!! First Union Institutional
  Capital, Series I
   8.04%, 12/1/26              BBB+      525      557
(+) Florida Property &
  Casualty
   7.375%, 7/1/03              A-        250      260
   7.45%, 7/1/04               A         150      156
(+) Florida Windstorm
   6.70%, 8/25/04              A-        300      302
General Motors Acceptance
  Corp.
   5.875%, 1/22/03             A         350      346


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



                            RATINGS    FACE
                           (STANDARD  AMOUNT    VALUE
                           & POOR'S)   (000)   (000)!
-----------------------------------------------------

(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23              AA-   $   400  $   398
(+) Nationwide Mutual Life
  Insurance Co.
   7.50%, 2/15/24              A+        350      350
NB Capital Trust
   8.25%, 4/15/27              A-        150      164
PNC Institutional Capital,
  Series A
   7.95%, 12/15/26             BBB+      625      655
(+) Prime Property Funding
  II
   7.00%, 8/15/04              A         400      406
(+) Prudential Insurance
  Co.
   8.30%, 7/1/25               A         150      167
(+) State Street
  Institutional Capital,
  Series:
  A
   7.94%, 12/30/26             A         500      532
  B
   8.035%, 3/15/27             A         100      107
Washington Mutual Capital
   8.375%, 6/1/27              BBB-      180      194
Washington Mutual, Inc.,
  Series A
   8.206%, 2/1/27              BBB-      110      117
(+) Wells Fargo Capital,
  Series A
   8.125%, 12/1/26             BBB       600      636
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13               AA-       889      913
  96 WFP-D
   6.95%, 9/1/13               AA-       250      258
-----------------------------------------------------
GROUP TOTAL                                    11,431
-----------------------------------------------------
INDUSTRIALS (1.2%)
(+) Atlas Air, Inc.,
  Series A
   7.38%, 1/2/18               AA-       320      327
News America Holdings
   7.75%, 1/20/24              BBB-       75       79
   7.75%, 2/1/24               BBB-      335      351
   8.875%, 4/26/23             BBB-       70       82
Philip Morris Cos., Inc.
   7.00%, 7/15/05              A         175      179
-----------------------------------------------------
GROUP TOTAL                                     1,018
-----------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (0.4%)
sec.## Gemsco Mortgage Pass
  thru Certificate,
  Series 87-A
   8.701%, 11/25/10 (acquired
   9/9/88, cost $236)          AA        257      262

                           RATINGS    FACE
                          (STANDARD  AMOUNT    VALUE
                          & POOR'S)   (000)   (000)!
-----------------------------------------------------

## Resolution Trust Corp.,
  Series 92-5 C
   8.617%, 1/25/26             AA    $    37  $    37
-----------------------------------------------------
GROUP TOTAL                                       299
-----------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES-AGENCY
  COLLATERAL SERIES (2.6%)
Federal Home Loan Mortgage
  Corporation,
  Series 1911-C PO
   11/15/23                    Agy       550      326
Federal National Mortgage
  Association,
  Series:
  96-34 C PO
   3/25/23                     Agy       425      254
  249 1 PO
   10/25/23                    Agy     1,217      853
  260 1 PO
   4/1/24                      Agy       218      169
  282 1 PO
   9/1/25                      Agy       730      538
-----------------------------------------------------
GROUP TOTAL                                     2,140
-----------------------------------------------------
TELEPHONES (0.4%) MCI Communications Corp.
   6.95%, 8/15/06              A         290      298
-----------------------------------------------------
TRANSPORTATION (1.0%)
Continental Airlines,
  Series 98-1 A
   6.648%, 9/15/17             AA+       340      340
(+) Jet Equipment Trust,
  Series 94-A A11
   10.00%, 6/15/12             A+        395      499
-----------------------------------------------------
GROUP TOTAL                                       839
-----------------------------------------------------
U.S. TREASURY SECURITIES (14.9%)
U.S. Treasury Bond
   8.75%, 8/15/20              Tsy       425      567
U.S. Treasury Notes
   3.375%, 1/15/07
     (Inflation Indexed)       Tsy     2,804    2,718
   3.625%, 7/15/02
     (Inflation Indexed)       Tsy     1,107    1,096
   3.625%, 1/15/08
     (Inflation Indexed)       Tsy     1,750    1,729
   5.625%, 2/28/01             Tsy     1,750    1,750
   6.25%, 4/30/01              Tsy       500      508
   6.375%, 3/31/01             Tsy     3,950    4,028
-----------------------------------------------------
GROUP TOTAL                                    12,396
-----------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $66,781)   68,024
-----------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED INCOME
PORTFOLIO (UNAUDITED)



                            RATINGS
                           (STANDARD           VALUE
(CONT'D)                    & POOR'S) SHARES   (000)!
-----------------------------------------------------

PREFERRED STOCKS (1.6%)
-----------------------------------------------------
INDUSTRIALS (0.2%)
Tier One Properties
   11.095%                     A         200  $   193
-----------------------------------------------------
MORTGAGES-OTHER (1.4%)
(+)+ Home Ownership Funding
  Corp.
   13.331%                     Aaa     1,200    1,151
-----------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $1,403)            1,344
-----------------------------------------------------
INTEREST RATE CAP (0.0%)--SEE NOTE A6
-----------------------------------------------------
                                      FACE
                                     AMOUNT
                                      (000)
                                     -------
J.P. Morgan and Co., terminating 10/15/99, to receive on 10/15/99 the excess, as measured on 10/15/98, of 12 month LIBOR over 6.34% multiplied by the notional amount.
  (Premium Paid $111)          AA-   $26,200       24
-----------------------------------------------------
CASH EQUIVALENTS (26.3%)
-----------------------------------------------------
Short-term Investments Held as
  Collateral for Loaned Securities
  (5.7%)                               4,707    4,707
-----------------------------------------------------
CASH INVESTMENTS-MORTGAGE (15.2%)
Federal Home Loan Mortgage
  Corporation
  Conventional Pool:
   10.00%, 11/1/20             Agy       323      357
  Gold Pool:
   12.00%, 11/1/19             Agy        84       95
  Series:
## 1933-FM REMIC
   6.50%, 3/15/25              Agy        96       97
## 1933-FQ REMIC
   6.50%, 3/15/25              Agy       188      188
Federal National Mortgage
  Association Conventional Pools:
   9.50%, 2/1/20-8/1/20        Agy       651      709
   10.00%, 5/1/22              Agy       122      135
   10.50%, 12/1/17-2/1/28      Agy       695      784
   11.50%, 9/1/25              Agy       160      182
  Series:
## 92-43 FC REMIC
   6.35%, 10/25/21             Agy       414      417
## 94-50 FD REMIC
   6.20%, 3/25/24              Agy       319      320
## 97-70 FA REMIC, PAC (11)
   6.20%, 7/18/20              Agy       226      228
## 98-22 FA REMIC
   6.025%, 4/18/28             Agy     1,000    1,002

                             RATINGS    FACE
                           (STANDARD  AMOUNT    VALUE
                            & POOR'S)  (000)   (000)!
-----------------------------------------------------

Government National Mortgage
  Association Adjustable Rate
  Mortgages:
   7.00%, 2/20/25-3/20/25      Tsy   $   779  $   795
   7.375%, 4/20/25-6/20/25     Tsy     2,342    2,390
  Various Pools:
   9.50%, 12/15/21             Tsy       445      484
   10.00%, 9/15/18-12/25/26    Tsy       892      989
   10.50%, 5/15/19-2/15/25     Tsy     1,108    1,251
   11.00%, 1/15/10-7/15/20     Tsy       678      776
   11.50%, 8/15/13             Tsy       445      514
   12.00%, 12/15/12-3/15/15    Tsy       328      381
  April TBA
   10.00%, 4/15/28             Tsy       550      610
-----------------------------------------------------
GROUP TOTAL                                    12,704
-----------------------------------------------------
REPURCHASE AGREEMENT (5.4%)
Chase Securities, Inc. 5.75% dated
  3/31/98, due 4/1/98, to be
  repurchased at $4,478
  collateralized by various U.S.
  Government Obligations, due
  4/1/98-11/15/99, valued at $4,491    4,477    4,477
-----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $21,842)          21,888
-----------------------------------------------------
TOTAL INVESTMENTS (109.5%) (Cost $90,137)      91,280
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-9.5%)
Dividends Receivable                               46
Interest Receivable                               825
Receivable for Investments Sold                 4,637
Receivable for Fund Shares Sold                     1
Unrealized Gain on Swap Agreements                 16
Other Assets                                        4
Payable for Investments Purchased              (8,621)
Payable for Investment Advisory Fees              (71)
Payable for Administrative Fees                    (6)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                      (3)
Payable for Daily Variation on Futures
  Contracts                                        (7)
Collateral on Securities Loaned, at Value      (4,707)
Other Liabilities                                 (18)
                                              -------
                                               (7,904)
-----------------------------------------------------
NET ASSETS (100%)                             $83,376
-----------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------


                                               VALUE
                                               (000)!
-----------------------------------------------------

INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 7,460,148 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                $83,376
-----------------------------------------------------
NET ASSET VALUE PER SHARE                     $ 11.18
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                               $80,158
Undistributed Net Investment Income (Loss)      1,309
Undistributed Realized Net Gain (Loss)            770
Unrealized Appreciation (Depreciation) on:
  Investment Securities                         1,143
  Futures and Swaps                                (4)
-----------------------------------------------------
NET ASSETS                                    $83,376
-----------------------------------------------------

-----------------------------------------------------------
sec. Restricted Security-Total market value of restricted securities owned at March 31, 1998 was $808 or 1.0% of net assets.
!        See Note A1 to Financial Statements.
(+)      144A security. Certain conditions for public sale
         may exist.
!!       A portion of these securities was pledged to cover
         margin requirements for futures contracts.
+        Moody's Investors Service, Inc. rating. Security is
         not rated by Standard & Poor's Corporation.
++       Fitch rating. Security is not rated by Standard &
         Poor's Corporation or Moody's Investors Service,
         Inc.
##       Variable or floating rate security-rate disclosed
         is as of March 31, 1998.
CMO      Collateralized Mortgage Obligation
Inv Fl   Inverse Floating Rate-Interest rate fluctuates with
         an inverse relationship to an associated interest
         rate. Indicated rate is the effective rate at
         March 31, 1998.
IO       Interest Only
N/R      Not rated by Moody's Investors Service, Inc.,
         Standard & Poor's Corporation or Fitch.
PAC      Planned Amortization Class
PO       Principal Only
REMIC    Real Estate Mortgage Investment Conduit
TBA      Security is subject to delayed delivery. See Note
         A8 to Financial Statements.
YMA      Yield Management Agreement


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

HIGH YIELD
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The High Yield Portfolio applies Miller Anderson & Sherrerd's analytical capabilities to a specialized fixed-income fund, investing primarily in below-investment-grade corporate bonds selected through study of the credit-worthiness of the underlying companies. MAS's strategy uses equity and fixed-income valuation techniques and analyses of economic and industry trends to determine the Portfolio's structure. Individual securities are selected and monitored by managers specializing in corporate bonds and using in-depth financial analysis to uncover opportunities in undervalued issues.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                                  MAS HIGH YIELD                  SALOMON
                      ---------------------------------------   HIGH YIELD
                      INSTITUTIONAL#   INVESTMENT
SIX MONTHS                 5.54%           5.43%       5.43%        6.54%
ONE YEAR                  19.63           19.50       19.38        16.16
FIVE YEARS                13.02           12.95       12.98        11.41
SINCE INCEPTION           12.35           12.31       12.32        12.02


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. High-yield fixed-income securities, otherwise known as "junk bonds," represent a much greater risk of default and tend to be more volatile than higher-rated bonds.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

# Represents an investment in the Institutional Class.

----------------------------------------------------
                        RATINGS    FACE
                       (STANDARD  AMOUNT     VALUE
MARCH 31, 1998          POOR'S)   (000)     (000)!
----------------------------------------------------

ASSET BACKED CORPORATES (2.4%)
Commercial Financial
  Services, Inc.,
  Series 97-5 A1
   7.72%, 6/15/05          A     $   5,027  $  5,051
(+)+ Long Beach
  Acceptance Auto Grantor
  Trust, Series 97-1 B
   14.22%, 10/26/03        Ba3       6,082     6,078
(+) OHA Auto Grantor
  Trust
  Series 97-A
   11.00%, 9/15/03         BB        4,296     4,231
----------------------------------------------------
GROUP TOTAL                                   15,360
----------------------------------------------------
CABLE (4.4%) CSC Holdings, Inc.
   7.875%, 12/15/07        BB+       5,065     5,217
   9.875%, 5/15/06         B         5,330     5,823
Lenfest Communications,
  Inc.
   8.375%, 11/1/05         BB+       5,155     5,374
Rogers Cablesystems Ltd.
   10.00%, 3/15/05,
     Series B              BB+       5,720     6,406
   10.125%, 9/1/12         BB+       2,750     3,028
Rogers Communications,
  Inc.
   9.125%, 1/15/06         BB-       2,075     2,122
----------------------------------------------------
GROUP TOTAL                                   27,970
----------------------------------------------------
CHEMICALS (1.5%)
ISP Holdings, Inc.,
  Series B
   9.00%, 10/15/03         B+        9,175     9,645
----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (0.6%)
+ Citicorp Mortgage
  Securities, Inc.,
  Series 90-8 A7
   9.50%, 6/25/05          B3        1,105       571
sec.++ DLJ Mortgage
  Acceptance Corp.,
  Series 94-3 B3
   6.50%, 4/25/24
   (acquired 5/8/95, cost
   $908)                   BB        1,361       671
+ First Boston Mortgage
  Securities Corp.,
  Series 92-4R 2
   8.025%, 10/25/22        Ba3           5         5


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------


                             RATINGS    FACE
                           (STANDARD  AMOUNT    VALUE
                            & POOR'S)  (000)    (000)!
-----------------------------------------------------

(+)+ Prudential Home
  Mortgage Securities
  Co., Inc.,
  Series 92-A 3B2
   7.90%, 4/28/22          Caa   $   3,586  $  2,152
## Ryland Mortgage
  Securities Corp.,
  Series 92-A C1
   8.27%, 3/29/30          BB          700       569
----------------------------------------------------
GROUP TOTAL                                    3,968
----------------------------------------------------
COMMERCIAL MORTGAGES (1.5%)
(+)## DLJ Mortgage
  Acceptance Corp.,
  Series:
  96-CF2 S IO
   1.640%, 11/12/21        AAA       8,182       682
  + 97-CF2 S IO
   0.356%, 10/15/17        Aaa     103,488     2,724
++ Federal Mortgage
  Acceptance Corp., Loan
  Receivables Trust,
  Series 96-B C A1
   7.929%, 11/1/18         BB        3,937     3,522
+ GMAC Commercial
  Mortgage Securities,
  Inc.,
  Series 96-C1 X2 IO
   1.868%, 3/15/21         Aaa      14,628     1,227
++## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1 IO
   1.42%, 2/25/28          AAA      18,535       998
  96-CFL X1A IO
   1.431%, 2/25/28         AAA      16,871       396
  96-CFL X2 IO
   1.225%, 2/25/28         AAA       4,802       134
----------------------------------------------------
GROUP TOTAL                                    9,683
----------------------------------------------------
COMMUNICATIONS (14.6%)
Comcast Cellular Holdings
  Corp., Series B
   9.50%, 5/1/07           BB+       6,050     6,413
(+) Concentric Network
  Corp.
   12.75%, 12/15/07        N/R       3,000     3,540
# Dial Call
  Communications, Inc.
   0.00%, 4/15/04          CCC+      4,875     4,875
   + 0.00%, 12/15/05       B2        6,845     6,742
Esprit Telecom Group plc
   11.50%, 12/15/07        B-    DEM 8,000     4,738
(+) Flag Ltd.
   8.25%, 1/30/08          B+      $ 2,480     2,548
Globalstar LP/Capital
   11.375%, 2/15/04        B         3,235     3,397
# Intermedia
  Communications, Inc.,
  Series B
   0.00%, 7/15/07          B         7,240     5,448

                            RATINGS    FACE
                          (STANDARD  AMOUNT    VALUE
                           & POOR'S)  (000)    (000)!
-----------------------------------------------------

(+) Iridium Capital
  Corp.,
  Series A
   13.00%, 7/15/05         B-    $   2,670  $  2,990
IXC Communications, Inc.,
  Series B
   12.50%, 10/1/05         B         4,600     5,474
# Nextel Communications,
  Inc.
   0.00%, 8/15/04          CCC+      3,400     3,272
   (+) 0.00%, 2/15/08      CCC+      3,915     2,506
(+)+# NEXTLINK
  Communications Co.
   0.00%, 4/15/08          B3        6,780     4,288
Qwest Communications
  International, Inc.
   (+)# 0.00%, 2/1/08      B+        4,995     3,521
  Series B
   10.875%, 4/1/07         B+        2,435     2,825
+# RCN Corp.
   0.00%, 10/15/07         B3        8,050     5,394
Rogers Cantel, Inc.
   8.30%, 10/1/07          BB+       4,000     4,020
RSL Communications plc
   # 0.00%, 3/15/08        B-   DEM 13,600     4,542
   (+) 9.125%, 3/1/08      B-      $ 4,795     4,843
   12.25%, 11/15/06        B-          425       485
# Teleport Communications
  Group, Inc.
   0.00%, 7/1/07           B+        7,190     6,183
# Telesystems
  International Wireless,
  Inc., Series C
   0.00%, 11/1/07          B-        9,070     5,737
----------------------------------------------------
GROUP TOTAL                                   93,781
----------------------------------------------------
CONSUMER MANUFACTURING (0.9%)
(+) Revlon Consumer
  Products
   8.125%, 2/1/06          B         5,695     5,766
----------------------------------------------------
ENERGY (1.6%)
Nuevo Energy Co.
   9.50%, 4/15/06          B+        3,871     4,123
Snyder Oil Corp.
   8.75%, 6/15/07          B+        5,830     5,990
----------------------------------------------------
GROUP TOTAL                                   10,113
----------------------------------------------------
FINANCIAL (3.9%)
Criimi Mae, Inc.
   9.125%, 12/1/02         BB        5,000     5,050
(+)# Fuji JGB Investments
  LLC,
  Series A
   9.87%, 12/31/49         BB+       4,600     4,554
(+)# IBJ Preferred
  Capital Co. LLC, Series
  A
   8.79%, 12/29/49         BBB-      3,725     3,585
Residential Reinsurance
   11.45%, 12/15/98        BB-       3,000     3,034


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

HIGH YIELD
PORTFOLIO (UNAUDITED)



                        RATINGS     FACE
                       (STANDARD   AMOUNT     VALUE
(CONT'D)               & POOR'S)   (000)     (000)!
----------------------------------------------------

(+)# SB Treasury Co. LLC,
  Series A
   9.40%, 12/29/49         BBB-  $   3,485  $  3,602
Western Financial Bank
   8.875%, 8/1/07          BB+       5,720     5,520
----------------------------------------------------
GROUP TOTAL                                   25,345
----------------------------------------------------
FOOD & BEVERAGE (1.0%) Ameriserve Food Co.
   10.125%, 7/15/07        B-        2,165     2,327
(+) Smithfield Foods,
  Inc.
   7.625%, 2/15/08         BB+       3,850     3,831
----------------------------------------------------
GROUP TOTAL                                    6,158
----------------------------------------------------
GAMING (2.0%)
Grand Casinos, Inc.
   10.125%, 12/1/03        BB        6,915     7,537
Station Casinos, Inc.
   9.75%, 4/15/07          B+        4,460     5,051
   10.125%, 3/15/06        B+          375       421
----------------------------------------------------
GROUP TOTAL                                   13,009
----------------------------------------------------
GENERAL INDUSTRIAL (3.2%) American Standard Cos.
   7.375%, 2/1/08          BB-       5,745     5,649
Geberit
  International S.A.
   10.125%, 4/15/07        B+    DEM 4,140     2,539
Navistar Financial Corp.,
  Series B
   9.00%, 6/1/02           B+      $ 1,555     1,635
# Norcal Waste Systems,
  Inc.
   13.50%, 11/15/05        BB-       9,155    10,620
----------------------------------------------------
GROUP TOTAL                                   20,443
----------------------------------------------------
HEALTH CARE (6.7%)
Columbia/HCA Healthcare
   6.91%, 6/15/05          BBB      19,710    18,532
(+) Fresenius Medical
  Capital Trust II
   7.875%, 2/1/08          B+        2,885     2,885
Integrated Health
  Services
   9.50%, 9/15/07          B         5,655     6,008
(+) Magellan Health
  Services, Inc.
   9.00%, 2/15/08          B-        3,250     3,274
(+) Pharmerica, Inc.
   8.375%, 4/1/08          B         2,980     2,995
Tenet Healthcare Corp.
   8.625%, 1/15/07         B+        5,600     5,838
Vencor, Inc.
   8.625%, 7/15/07         B+        2,900     3,266
----------------------------------------------------
GROUP TOTAL                                   42,798
----------------------------------------------------

                       RATINGS      FACE
                      (STANDARD    AMOUNT     VALUE
                      & POOR'S)    (000)     (000)!
----------------------------------------------------

HOTELS, LODGING & RESTAURANTS (1.4%)
HMC Acquisition
  Properties
   9.00%, 12/15/07         BB-   $   3,535  $  3,751
Host Marriott Travel
  Plaza
   9.50%, 5/15/05          BB-       5,225     5,565
----------------------------------------------------
GROUP TOTAL                                    9,316
----------------------------------------------------
MEDIA & ENTERTAINMENT (4.9%)
Fox/Liberty Networks
   # 0.00%, 8/15/07        B         8,700     5,916
   8.875%, 8/15/07         B         2,330     2,417
Outdoor Systems, Inc.
   8.875%, 6/15/07         B         7,460     7,833
!! Paramount
  Communications, Inc.
   8.25%, 8/1/22           BB+       5,385     5,538
Sinclair Broadcast Group,
  Inc.
   9.00%, 7/15/07          B         2,925     3,049
(+)# TCI Satellite
  Entertainment, Inc.
   0.00%, 2/15/07          B-        8,950     6,422
----------------------------------------------------
GROUP TOTAL                                   31,175
----------------------------------------------------
METALS (2.6%)
(+) EES Coke Battery Co.,
  Inc.
   9.382%, 4/15/07         BB-       2,500     2,610
(+) Impress Metal
  Packaging Holdings
   9.875%, 5/29/07         B     DEM 9,465     5,439
(+) Murrin Murrin
  Holdings
   9.375%, 8/31/07         BB-      $8,550     8,507
----------------------------------------------------
GROUP TOTAL                                   16,556
----------------------------------------------------
PACKAGING (3.3%)
# Nextel Communications,
  Inc.
   0.00%, 9/15/07          CCC+     15,145    10,147
(+) Norampac, Inc.
   9.50%, 2/1/08           B+        6,000     6,255
SD Warren Co.
   12.00%, 12/15/04        B+        4,365     4,878
----------------------------------------------------
GROUP TOTAL                                   21,280
----------------------------------------------------
RETAIL (6.0%)
(+) CA FM Lease Trust
   8.50%, 7/15/17          BBB-      8,255     8,648
DR Structured Finance
  Series:
  93-K1 A1
   6.66%, 8/15/10          BB        3,516     3,269
  93-K1 A2
   7.43%, 8/15/18          BB        2,565     2,254
  94-K1 A1
   7.60%, 8/15/07          BB        3,795     3,736
  94-K1 A2
   8.375%, 8/15/15         BB        1,525     1,498


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       RATINGS      FACE
                      (STANDARD    AMOUNT     VALUE
                      & POOR'S)    (000)     (000)!
----------------------------------------------------

  94-K2 A2
   9.35%, 8/15/19          BB    $   3,360  $  3,488
Fleming Cos, Inc.
   10.50%, 12/1/04         B+        2,420     2,565
Kmart Funding Corp.,
  Series F
   8.80%, 7/1/10           BB        5,925     6,118
Southland Corp.
   5.00%, 12/15/03         BB+       8,279     7,244
----------------------------------------------------
GROUP TOTAL                                   38,820
----------------------------------------------------
SOVEREIGN & EMERGING MARKETS (19.5%)
Asia Pulp & Paper Co.,
  Ltd., Series A
   12.00%, 2/15/04         B+        6,185     5,134
(+) AST Research, Inc.
   7.45%, 10/1/02          B+        7,160     6,420
(+) Azteca Holdings SA
   11.00%, 6/15/02         B-        1,520     1,587
(+) Globo Comunicacoes
  Participoes
   10.50%, 12/20/06        BB-       6,030     6,120
Grupo Minero Mexicano SA
  de CV, Series A
   8.25%, 4/1/08           BB        6,200     6,152
Hermes Europe Railtel
   11.50%, 8/15/07         B         2,825     3,200
(+) Hylsa SA de CV
   9.25%, 9/15/07          BB        3,825     3,825
(+) Hyundai Semiconductor
  America
   8.625%, 5/15/07         BB        5,650     4,512
Indah Kiat Finance
  Mauritius
   10.00%, 7/1/07          B+        2,200     1,826
Korea Development Bank
   7.375%, 9/17/04         BB+       5,940     5,389
Korea Electric Power
  Corp.
   7.75%, 4/1/13           B+        1,800     1,530
Multicanal S.A.
   10.50%, 2/1/07          BB-       5,940     6,341
National Power Corp.
   7.875%, 12/15/06        BB+       2,985     2,715
(+) NSM Steel, Inc.
   12.25%, 2/1/08          CCC       5,000     4,800
# Occidente y Caribe
  Cellular
   0.00%, 3/15/04          B         8,480     7,462
Philippine Long Distance
  Telephone Co., Series E
   7.85%, 3/6/07           BB+       3,395     3,126
(+) Pindo Deli Financial
  Mauritius
   10.75%, 10/1/07         BB        8,640     7,085
Pohang Iron & Steel Co.,
  Ltd.
   7.125%, 7/15/04         B+          690       611

                       RATINGS     FACE
                      (STANDARD   AMOUNT     VALUE
                      & POOR'S)   (000)     (000)!
----------------------------------------------------

(+)# PTC International
  Finance BV
   0.00%, 7/1/07           B+    $   9,303  $  6,513
Quezon Power Ltd.
   8.86%, 6/15/17          BB+       5,660     4,953
(+) RBS Participacos S.A.
   11.00%, 4/1/07          BB-       4,375     4,424
(+) Reliance Industries
  Ltd.
   8.25%, 1/15/27          BB+       1,130     1,055
   9.375%, 6/24/26         BB+       1,230     1,234
## Republic of Argentina,
  Series L
   6.688%, 3/31/05         BB-       7,762     7,155
+ Republic of Argentina
  Pre 4 BOCON, PIK
   # 0.00%, 9/1/02         Ba3         435       531
   ## 5.625%, 9/1/02       Ba3       2,675     3,267
(+) RG Receivables Ltd.
   9.60%, 2/10/05          BB-       6,900     6,918
(+) Samsung Electronics
  Co.
   7.45%, 10/1/02          B+          300       269
(+) Satelites Mexicanos
  S.A.
   10.125%, 11/1/04        B-        3,615     3,737
(+) Total Access
  Communication PCL
  (Convertible)
   2.00%, 5/31/06          BBB-      2,140     1,455
Transgas de Occidente
  S.A.
   9.79%, 11/1/10          BBB-          2         2
TV Azteca S.A., Series B
   10.50%, 2/15/07         B+        5,405     5,797
----------------------------------------------------
GROUP TOTAL                                  125,145
----------------------------------------------------
TECHNOLOGY (1.6%)
Advanced Micro Devices,
  Inc.
   11.00%, 8/1/03          BB-       9,260     9,908
(+) Lenfest
  Communications, Inc.
   7.625%, 2/15/08         BB+         570       572
----------------------------------------------------
GROUP TOTAL                                   10,480
----------------------------------------------------
TRANSPORTATION (2.2%)
ALPS, Series 96-1 DX
   12.75%, 6/15/06         BB-       6,557     6,566
(+) Jet Equipment Trust,
  Series:
  94-C1
   11.79%, 6/15/13         BBB-      3,450     4,647
  95-D
   11.44%, 11/1/14         BBB-      2,350     3,140
----------------------------------------------------
GROUP TOTAL                                   14,353
----------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

HIGH YIELD
PORTFOLIO (UNAUDITED)



                        RATINGS    FACE
                       (STANDARD  AMOUNT     VALUE
(CONT'D)               & POOR'S)   (000)     (000)!
----------------------------------------------------

UTILITIES (1.8%) (+) AES Corp.
   8.50%, 11/1/07          B+    $   5,495  $  5,701
Midland Funding Corp. I,
  Series C-94
   10.33%, 7/23/02         BB-       3,018     3,289
Midland Funding II,
  Series A
   11.75%, 7/23/05         B-        2,300     2,737
----------------------------------------------------
GROUP TOTAL                                   11,727
----------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $543,015)                                  562,891
----------------------------------------------------
PREFERRED STOCKS (4.6%)
----------------------------------------------------
                                     SHARES
                                     ------
CABLE (3.0%)
Time Warner, Inc., Series M
   10.25%                  BB+      17,187    19,250
----------------------------------------------------
COMMUNICATIONS (0.7%)
IXC Communications, Inc., PIK
   7.25%                   CCC+      3,451     4,210
----------------------------------------------------
MEDIA & ENTERTAINMENT (0.9%)
Sinclair Capital
   11.625%                 B        52,815     5,863
----------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $26,580)         29,323
----------------------------------------------------
UNITS (1.3%)
----------------------------------------------------
COMMUNICATIONS (0.6%)
(+)# Wam ! Net, Inc.
   0.00%, 3/1/05           N/R       6,325     3,811
----------------------------------------------------
TECHNOLOGY (0.7%) (+) AMSC Acquisition Co.
   12.25%, 4/1/08          N/R       4,720     4,885
----------------------------------------------------
TOTAL UNITS (Cost $8,605)                      8,696
----------------------------------------------------
WARRANTS (0.1%)
----------------------------------------------------
COMMUNICATIONS (0.1%)
*@ Dial Call
  Communications, Inc.,
  expiring 4/25/99         N/R       4,800        --

                         RATINGS
                        (STANDARD              VALUE
                        & POOR'S)   SHARES     (000)!
----------------------------------------------------

(+)* Globalstar
  Telecommunications
  Ltd.,
  expiring 2/15/04         N/R       3,235  $    485
(+)* Iridium World
  Communications Ltd.,
  expiring 7/15/05         N/R       1,920       461
----------------------------------------------------
GROUP TOTAL                                      946
----------------------------------------------------
SOVEREIGN & EMERGING MARKETS (0.0%)
*@ Occidente y Caribe
  Cellular, expiring
  3/15/04                  N/R      33,920        --
----------------------------------------------------
TOTAL WARRANTS (Cost $378)                       946
----------------------------------------------------
CASH EQUIVALENT (4.5%)
----------------------------------------------------
                                      FACE
                                     AMOUNT
                                     (000)
                                    --------
REPURCHASE AGREEMENT (4.5%)
Chase Securities, Inc. 5.75%,
  dated 3/31/98, due 4/1/98, to
  be repurchased at $28,810,
  collateralized by various
  U.S. Government Obligations,
  due 4/1/98-11/15/99, valued
  at $28,892 (Cost $28,820)      $  28,805    28,805
----------------------------------------------------
TOTAL INVESTMENTS (98.1%) (Cost $607,398)    630,661
----------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.9%)
Cash                                               2
Interest Receivable                           10,844
Receivable for Investments Sold                6,939
Receivable for Fund Shares Sold                  974
Unrealized Gain on Forward Foreign
  Currency Contracts                             277
Other Assets                                      18
Payable for Investments Purchased             (5,986)
Payable for Fund Shares Redeemed                (225)
Payable for Investment Advisory Fees            (566)
Payable for Administrative Fees                  (43)
Payable for Trustees' Deferred
  Compensation- Plan-Note F                      (16)
Payable for Shareholder Servicing Fees-
  Investment Class                                (1)
Payable for Distribution Fees-Adviser
  Class                                           (2)
Payable for Daily Variation on Futures
  Contracts                                      (80)
Other Liabilities                                (21)
                                            --------
                                              12,114
----------------------------------------------------
NET ASSETS (100%)                           $642,775
----------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



                                             VALUE
                                             (000)!
----------------------------------------------------

INSTITUTIONAL CLASS
----------------------------------------------------
NET ASSETS
Applicable to 61,834,127 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)              $618,538
----------------------------------------------------
NET ASSET VALUE PER SHARE                   $  10.00
----------------------------------------------------
INVESTMENT CLASS
----------------------------------------------------
NET ASSETS
Applicable to 1,289,824 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)              $ 12,915
----------------------------------------------------
NET ASSET VALUE PER SHARE                   $  10.01
----------------------------------------------------
ADVISER CLASS
----------------------------------------------------
NET ASSETS
Applicable to 1,132,170 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)              $ 11,322
----------------------------------------------------
NET ASSET VALUE PER SHARE                   $  10.00
----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital $595,502 Undistributed Net Investment Income (Loss) 13,333 Undistributed Realized Net Gain (Loss) 10,453 Unrealized Appreciation (Depreciation) on:
  Investment Securities                       23,263
  Foreign Currency Transactions                  266
  Futures                                        (42)
----------------------------------------------------
NET ASSETS                                  $642,775
----------------------------------------------------
----------------------------------------------------
sec. Restricted Security-Total market value of restricted security owned at March 31, 1998 was $671 or 0.1% of net assets.
!     See Note A1 to Financial Statements.
*     Non-income producing security
(+)   144A security. Certain conditions for public sale may
      exist.
!!    A portion of these securities was pledged to cover
      margin requirements for future contracts.
+     Moody's Investors Service, Inc. rating. Security is
      not rated by Standard & Poor's Corporation.
++    Fitch rating. Security is not rated by Standard &
      Poor's Corporation or Moody's Investors Service,
      Inc.
#     Step Bond-Coupon rate increases in increments to
      maturity. Rate disclosed is as of March 31, 1998.
      Maturity date disclosed is the ultimate maturity.
##    Variable or floating rate security-rate disclosed is
      as of March 31, 1998.
@     Value is less than $500.
DEM   German Mark
IO    Interest Only
N/R Not rated by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch.
PCL   Public Company Limited
PIK   Payment-In-Kind Security

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

CASH RESERVES
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Cash Reserves Portfolio is a money market fund which invests in only the highest quality short-term investment securities. The fund looks to maximize current income while preserving capital and liquidity. The Portfolio purchases cash equivalents with maturities of up to 13 months using high-grade (A1/P1) commercial paper and other money market securities, such as repurchase agreements and U.S. Treasury Bills.


               SEC 7-DAY YIELDS AT 3/31/98

          AVERAGE YIELD                   5.33%
          EFFECTIVE YIELD                 5.47


Performance is net of all fees. The table above represents past performance and is not indicative of future results.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

An investment in the Cash Reserves Portfolio is neither insured nor guaranteed by the U.S. Government. The Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.
STATEMENT OF NET ASSETS
COMMERCIAL PAPER (73.7%)

----------------------------------------------------
                                    FACE
                                   AMOUNT    VALUE
         MARCH 31, 1998            (000)     (000)!
----------------------------------------------------

COMMERCIAL BANKING & CREDIT (25.3%) Abbey National N.A.
   5.44%, 4/29/98                  $2,000   $  1,992
American Express Credit Corp.
   5.49%, 6/5/98                   2,000       1,980
   5.56%, 4/3/98                   2,000       1,999
Associates Corp. of North America
   5.49%, 6/19/98                  2,000       1,976
   5.50%, 6/3/98                   1,000         990
Australia & New Zealand Bank,
  Inc., Delaware
   5.48%, 6/25/98                  2,000       1,974
Bank of America
   5.43%, 5/20/98                  1,000         993
Canadian Bank Imperial Holdings
   5.48%, 6/22/98                  2,000       1,975
CIT Group Holdings, Inc.
   5.51%, 5/22/98                  2,000       1,984

                                    FACE
                                   AMOUNT    VALUE
                                   (000)     (000)!
====================================================

Eiger Capital Corp.
   5.54%, 4/20/98                  $1,000   $    997
J.P. Morgan & Co.
   5.50%, 6/22/98                  1,000         987
   5.64%, 6/18/98                  2,000       1,976
Sun Trust Co.
   5.44%, 4/24/98                  2,000       1,993
SunTrust Banks, Inc.
   5.53%, 5/7/98                   1,000         995
Rabobank U.S. Finance Corp.
   5.55%, 4/29/98                  2,000       1,991
Westdeutsche Landesbank
   5.46%, 4/29/98                  1,000         996
   5.54%, 4/20/98                  2,000       1,994
----------------------------------------------------
GROUP TOTAL                                   27,792
----------------------------------------------------
FINANCIAL LEASING & SERVICES (28.6%)
 Asset Securitization Corp.
   5.52%, 6/5/98                   2,000       1,980
Atlantic Asset Securitization
  Corp.
   5.58%, 4/13/98                  2,641       2,636
Commercial Credit Co.
   5.47%, 4/17/98                  2,000       1,995
First Chicago Financial Corp.
   5.50%, 6/15/98                  2,000       1,977
   5.56%, 5/6/98                   1,000         995
General Reinsurance Corp.
   5.72%, 4/23/98                  2,000       1,993
Greenwich Funding
   5.53%, 5/14/98                  3,000       2,980
International Lease Finance Corp.
   5.43%, 5/14/98                  2,000       1,987
   5.48%, 6/3/98                   1,000         990
Kimberly Clark
   5.50%, 4/24/98                  2,000       1,993
Merrill Lynch & Co.
   5.45%, 5/6/98                   2,000       1,989
   5.49%, 4/17/98                  1,000         998
National Rural Utilities
  Cooperative Finance Corp.
   5.45%, 5/20/98                  2,000       1,985
   5.68%, 4/28/98                  1,000         996
Panasonic Finance, Inc.
   5.52%, 4/28/98                  3,000       2,988
Texaco, Inc.
   5.48%, 6/22/98                  2,000       1,975
USAA Capital Corp.
   5.45%, 4/7/98                   1,000         999
----------------------------------------------------
GROUP TOTAL                                   31,456
----------------------------------------------------
INDUSTRIALS (7.2%)
General Electric Capital Corp.
   5.45%, 6/5/98                   1,000         990
   5.49%, 7/2/98                   2,000       1,972


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                    FACE
                                   AMOUNT    VALUE
                                   (000)     (000)!
----------------------------------------------------

General Motors Acceptance Corp.
   5.51%, 6/3/98                   $2,000   $  1,981
IBM Credit Corp.
   5.52%, 5/7/98                   3,000       2,983
----------------------------------------------------
GROUP TOTAL                                    7,926
----------------------------------------------------
MANUFACTURING AND RETAIL TRADE (4.5%)
Eastman Kodak
   5.51%, 5/21/98                  2,000       1,985
Electronic Data Systems
   5.55%, 4/7/98                   3,000       2,997
----------------------------------------------------
GROUP TOTAL                                    4,982
----------------------------------------------------
PERSONAL BANKING & CREDIT (5.4%) Metlife Funding, Inc.
   5.49%, 4/28/98                    986         982
Prudential Funding Corp.
   5.51%, 6/1/98                   2,000       1,981
Transamerica Corp.
   5.52%, 4/23/98                  3,000       2,990
----------------------------------------------------
GROUP TOTAL                                    5,953
----------------------------------------------------
TRANSPORTATION (2.7%)
Daimler-Benz North America Corp.
   5.46%, 4/28/98                  2,000       1,992
   5.50%, 5/22/98                  1,000         992
----------------------------------------------------
GROUP TOTAL                                    2,984
----------------------------------------------------
TOTAL COMMERCIAL PAPER (Cost $81,093)         81,093
----------------------------------------------------
CERTIFICATES OF DEPOSIT (16.4%)
----------------------------------------------------
COMMERCIAL BANKING & CREDIT (16.4%)
ABN-Amro Chicago
   5.69%, 3/22/99                  1,000       1,000
ABN-Amro Finance
   5.53%, 7/7/98                   1,000       1,000
Bank of Montreal, Chicago
   5.85%, 11/6/98                  1,000       1,000
Barclays Bank
   5.83%, 6/19/98                  1,000       1,000
Barclays Bank, New York
   5.50%, 5/5/98                   1,000       1,000
Canadian Imperial Bank of
  Commerce
   5.50%, 4/27/98                  2,000       2,000
Chase Manhattan Corp.
   5.56%, 6/2/98                   2,000       2,000
Commerzbank U.S. Finance, Inc.
   5.60%, 2/11/99                  1,000         998
Credit Agricole Indosuez
   5.74%, 3/29/99                  1,000         999
CS First Boston
   5.60%, 2/11/99                  2,000       2,000
Deutsche Bank
   5.50%, 7/29/98                  1,000       1,000
   5.60%, 2/11/99                  1,000       1,000

                                     FACE
                                    AMOUNT    VALUE
                                    (000)     (000)!
----------------------------------------------------

Landesbank Hessen Thueingen, New
  York
   5.88%, 4/7/98                   $1,000   $  1,000
National Westminster Bank
   5.52%, 8/5/98                   1,000       1,000
Swiss Bank (NY)
   5.90%, 12/16/98                 1,000       1,000
----------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $17,997)                              17,997
----------------------------------------------------
AGENCY FLOATING RATE MORTGAGE (6.4%)
----------------------------------------------------
## Federal Home Loan Mortgage Corp.
   5.46%, 6/22/98
   (Cost $7,000)                   7,000       7,000
----------------------------------------------------
REPURCHASE AGREEMENT (3.4%)
----------------------------------------------------
Chase Securities, Inc.
   5.75%, dated 3/31/98, due
   4/1/98, to be repurchased at
   $3,707, collateralized by
   various U.S. Government
   Obligations, due
   4/1/98-11/15/99, valued at
   $3,717 (Cost $3,706)            3,706       3,706
----------------------------------------------------
TOTAL INVESTMENTS (99.9%) (Cost $109,796)    109,796
----------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
Interest Receivable                              264
Receivable for Fund Shares Sold                    4
Other Assets                                       5
Dividend Payable                                 (30)
Payable for Fund Shares Redeemed                 (14)
Payable for Investment Advisory Fees             (61)
Payable for Administrative Fees                   (8)
Payable for Trustees' Deferred
  Compensation Plan-Note F                        (3)
Other Liabilities                                (17)
                                            --------
                                                 140
----------------------------------------------------
NET ASSETS (100%)                           $109,936
----------------------------------------------------
NET ASSETS
Applicable to 109,934,190 outstanding
  shares of beneficial interest
  (unlimited
  authorization, no par value)              $109,936
----------------------------------------------------
NET ASSET VALUE PER SHARE                   $   1.00
----------------------------------------------------
NET ASSETS CONSIST OF:
Paid In Capital                             $109,936
----------------------------------------------------
NET ASSETS (100%)                           $109,936
----------------------------------------------------
!    See Note A1 to Financial Statements.
## Variable or floating rate security-rate disclosed is as of March 31, 1998.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO II (UNAUDITED)

MAS OVERVIEW
-------------------------------------------------------------------------------
The Fixed Income Portfolio II invests in all sectors of the investment-grade bond market. Miller Anderson & Sherrerd constructs a diversified fund with a maturity and duration structure reflecting long-term views on interest rates and inflation. MAS selects investments in U.S. Treasuries, agencies, investment-grade corporate bonds, mortgages, foreign and other fixed-income securities based upon relative value in the marketplace.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                             MAS FIXED            SALOMON
                      INCOME II INSTITUTIONAL   BROAD INDEX
                      -------------------------------------

SIX MONTHS                      3.85%               4.60%
ONE YEAR                       11.24               11.98
FIVE YEARS                      7.29                7.00
SINCE INCEPTION                 9.94                9.08


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

* The Fixed Income Portfolio II commenced operations on 8/31/90. Pursuant to a vote of the Portfolio's shareholders on May 12, 1997, the Portfolio's investment policies were changed to allow the Portfolio to invest in fixed-income securities of domestic issuers rated BBB or higher at the time of purchase. The Portfolio's performance pattern may have been affected by this change. Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index. Returns for periods less than one year are cumulative.

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (84.0%)

----------------------------------------------------------
                             RATINGS      FACE
    March 31,               (STANDARD    AMOUNT    VALUE
      1998                  & POOR'S)    (000)     (000)!
----------------------------------------------------------

ADJUSTABLE RATE MORTGAGES (7.6%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 8/20/27-11/20/97   Tsy        $ 20,753  $ 21,073
-----------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (8.1%)
Federal Home Loan Mortgage
  Corporation
  Conventional Pools:
   8.25%, 10/1/06            Agy              91        95
  May TBA
   6.50%, 5/15/28            Agy           2,200     2,176
Federal National Mortgage
  Association
  May TBA
   6.50%, 5/15/28            Agy          23,350    20,101
----------------------------------------------------------
GROUP TOTAL                                         22,372
-----------------------------------------------------------
ASSET BACKED CORPORATES (13.5%)
Aegis Auto Receivables
  Trust,
  Series 95-1 A
   8.60%, 3/20/02            N/R             407       408
ALPS, Series, 94-1 A4 CMO
   7.80%, 9/15/04            AA              800       817
Americredit Automobile
  Receivables Trust,
  Series 96-B A
   6.50%, 1/12/02            AAA             809       813
Arcadia Automobile
  Receivables Trust,
  Series:
  97-C A4
   6.375%, 1/15/03           AAA           1,110     1,117
  97-D A3
   6.20%, 5/15/03            AAA           1,400     1,403
  98-A A3
   5.90%, 11/15/02           AAA           1,350     1,346
Banc One Auto Grantor
  Trust,
  Series 97-B A
   6.29%, 7/20/04            AAA           1,326     1,332
Chevy Chase Auto
  Receivables Trust,
  Series 97-4 A
   6.25%, 6/15/04            AAA           1,138     1,140
CPS Auto Grantor Trust,
  Series 97-2 A
   6.65%, 10/15/02           AAA             555       558
(+) Credit Card Receivables
  Trust, Series 98-IA A
   6.478%, 12/22/04          AAA             672       671


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                             RATINGS       FACE
                            (STANDARD     AMOUNT    VALUE
                            & POOR'S)     (000)     (000)!
----------------------------------------------------------

Daimler Benz Auto Grantor
  Trust, Series 97-A A
   6.05%, 3/31/05            AAA        $    802  $    802
Empire Funding Home Loan
  Owner Trust,
  Series 97-4 A2
   7.16%, 5/25/12            AAA           1,000     1,011
(+) First Merchants Auto
  Receivables Corp.,
  Series 97-2 A1
   6.85%, 11/15/02           AAA             495       498
First Plus Home Loan Trust,
  Series:
  97-3 A2
   6.48%, 9/10/08            AAA             655       656
  97-3 A3
   6.57%, 10/10/10           AAA             645       648
  97-4 A2
   6.30%, 8/10/09            AAA             650       650
  97-4 A3
   6.40%, 8/10/11            AAA             575       575
  98-1 A3
   6.04%, 10/10/13           AAA           1,025     1,016
First Security Auto Grantor
  Trust, Series 97-B A
   6.10%, 4/15/03            AAA           1,363     1,365
Ford Credit Auto Owner
  Trust, Series 97-B A3
   6.05%, 4/15/01            AAA             825       827
Green Tree Financial Corp.,
  Series:
  97-7 A3
   6.18%, 9/15/09            AAA             900       900
  + 98-1 A2
   5.85%, 4/1/11             Aaa           1,425     1,419
  98-2 A3
   6.05%, 10/1/07            AAA           1,350     1,347
(+)++ Health Care
  Receivables
  Securitization Program,
  Series 97-1 A
   6.815%, 7/1/01            AAA             400       404
Honda Auto Receivables
  Grantor Trust,
  Series 97-A A
   5.85%, 2/15/03            AAA           1,392     1,390
IMC Home Equity Loan Trust,
  Series 98-1 A2
   6.31%, 12/20/12           AAA           1,325     1,321
(+) Long Beach Acceptance
  Auto Grantor Trust,
  Series:
  97-2 A
   6.69%, 9/25/04            AAA             670       671
  98-1 A
   6.19%, 1/25/04            AAA             610       607

                            RATINGS        FACE
                           (STANDARD      AMOUNT    VALUE
                           & POOR'S)      (000)     (000)!
----------------------------------------------------------

(+) National Car Rental
  Financing Ltd.,
  Series 96-1 A4
   7.35%, 10/20/03           N/R           1,125     1,166
Nissan Auto Receivables
  Grantor Trust,
  Series 97-A A
   6.15%, 2/15/03            AAA        $  1,469  $  1,472
(+) Rental Car Finance
  Corp.,
  Series 97-1 A2
   6.45%, 4/25/03            AA            1,350     1,353
Security Pacific Home
  Equity Trust,
  Series 91-A B
   10.50%, 3/10/06           A+              254       254
(+) Team Fleet Financing
  Corp.,
  Series:
  96-1A
   6.65%, 12/15/02           A-              475       479
  97-1A
   7.35%, 5/15/03            A-            1,300     1,343
UCFC Home Equity Loan,
  Series 97-D A2
   6.475%, 6/15/12           AAA           1,100     1,104
Union Acceptance Corp.,
  Series 96-B A
   6.45%, 7/9/03             AAA             998     1,002
WFS Financial Owner Trust,
  Series:
  97-C A3
   6.10%, 3/20/02            AAA           1,180     1,180
  98-A A3
   5.90%, 5/20/02            AAA           1,200     1,198
World Omni Automobile Lease
  Securitization Corp.,
  Series 97-B A2
   6.08%, 11/25/03           AAA           1,175     1,176
----------------------------------------------------------
GROUP TOTAL                                         37,439
----------------------------------------------------------
ASSET BACKED MORTGAGES (0.7%)
AFC Home Equity Loan Trust,
  Series 96-4 1A6
   7.22%, 3/25/27            AAA           1,000     1,013
Cityscape Home Equity Loan
  Trust,
  Series:
  96-3 A IO
   1.00%, 10/25/26           N/R          12,180       291
  sec. 96-3 A YMA 10/25/26
   (acquired 12/24/96,
   cost $23)                 N/R          12,180        17
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-4 A11 I IO
   1.10%, 1/15/28            AAA           9,298       237


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO II (UNAUDITED)



                           RATINGS     FACE
                          (STANDARD   AMOUNT    VALUE
                          & POOR'S)   (000)     (000)!
(CONT'D)
-----------------------------------------------------

  sec. 96-4 A11 I YMA
   1/15/28
   (acquired 12/16/96, cost
   $22)                      AAA   $  9,298  $     13
  96-4 A12 I IO
   1.05%, 1/15/28            AAA      2,510        64
  (+) 96-4 A12 I YMA
   1/15/28                   AAA      2,510         4
  97-1 A10 I IO
   1.10%, 3/15/28            AAA     11,454       301
  (+) 97-1 A10 I YMA
   3/15/28                   N/R     11,454        16
-----------------------------------------------------
GROUP TOTAL                                     1,956
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  AGENCY COLLATERAL SERIES (1.8%)
Federal Home Loan Mortgage
  Corporation,
  Series:
  89-47 F PAC
   10.00%, 6/15/20           Agy        400       434
  1632-SA Inv Fl REMIC
   5.229%, 11/15/23          Agy        884       789
  1699-SD Inv Fl IO REMIC
   2.25%, 3/15/24            Agy      8,874       699
  1709-H PO REMIC
   1/15/24                   Agy         62        38
  1813-K PO REMIC
   2/15/24                   Agy         60        49
  1844-PC PO REMIC
   3/15/24                   Agy        110        81
  1854-A PO REMIC
   12/15/23                  Agy        800       589
  1887-I PO REMIC
   10/15/22                  Agy         65        49
Federal National Mortgage
  Association,
  Series:
  93-149 O PO REMIC
   8/25/23                   Agy        123        90
  93-205 G PO REMIC
   9/25/23                   Agy        474       338
  93-235 H PO REMIC
   9/25/23                   Agy        171       147
  96-14 PC PO
   12/25/23                  Agy        105        71
  96-37 H PO REMIC
   8/25/23                   Agy        698       574
  96-46 PB PO REMIC
   9/25/23                   Agy        110        83
  96-54 O PO
   11/25/23                  Agy         87        60
  287 1 PO
   12/17/07                  Agy      1,286       894
-----------------------------------------------------
GROUP TOTAL                                     4,985
-----------------------------------------------------

                         RATINGS      FACE
                        (STANDARD    AMOUNT    VALUE
                         & POOR'S)    (000)    (000)!
-----------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (5.6%)
Bear Stearns Mortgage
  Securities, Inc.,
  Series 96-4 AI 10
   8.125%, 9/25/27           AAA   $  1,100  $  1,143
sec.++ Citicorp Mortgage
  Securities, Inc., Series
  95-2 B1 REMIC
   7.50%, 4/25/25 (acquired
   8/7/95-7/22/97, cost
   $844)                     AA         868       881
First Boston Mortgage
  Securities Corp.,
  Series:
  sec. 92-4 B1 REMIC
   8.125%, 10/25/22
   (acquired 1/25/93, cost
   $308)                     A          321       334
  ++ 93-5 B1
   7.30%, 7/25/23            AA+      1,409     1,414
sec. Kidder Peabody Funding
  Corp., Series 92-4 B2
   8.467%, 5/28/22
   (acquired 8/5/92, cost
   $268)                     N/R        268       268
Mid-State Trust II,
  Series 88-2 A4
   9.625%, 4/1/03            AAA      1,050     1,131
PNC Mortgage Securities
  Corp., Series 96-1 B1
  REMIC
   7.50%, 6/25/26            AA       1,153     1,171
Prudential Home Mortgage
  Securities Co., Inc.,
  Series:
  sec.+ 92-33 B1
   7.50%, 8/15/22 (acquired
   9/14/92, cost $516)       Aa3        543       545
  (+)+ 92-A 2B4
   7.90%, 4/28/22            A1       1,000       981
  + 93-17 B1
   6.50%, 3/1/23             Aa2        592       589
  (+)++## 94-A 3B3
   6.803%, 4/28/24           A        1,450     1,419
Residential Accredit Loans
  Inc.,
  Series:
  97-QS2 A8
   7.75%, 3/25/27            AAA        525       542
  97-QS4 A7
   7.75%, 5/25/27            AAA        875       900
  97-QS12 A7 REMIC
   7.25%, 11/25/27           AAA      1,396     1,404
Residential Funding
  Mortgage Securities Co.,
  Inc.,
  Series:
  93-S27 M2
   7.50%, 6/25/23            A          783       790
  94-S1 A19
   6.75%, 1/25/24            AAA        760       750


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



                         RATINGS      FACE
                        (STANDARD     AMOUNT    VALUE
                        & POOR'S)     (000)     (000)!
-----------------------------------------------------

Rural Housing Trust,
  Series 87-1 B1 REMIC
   3.33%, 10/1/28            A-    $    732  $    704
Ryland Mortgage Securities
  Corp. III,
  Series 92-A 1A
   8.27%, 3/29/30            A-         507       516
-----------------------------------------------------
GROUP TOTAL                                    15,482
-----------------------------------------------------
COMMERCIAL MORTGAGES (10.7%)
American Southwest
  Financial Securities
  Corp.,
  Series:
  93-2 A1
   7.30%, 1/18/09            N/R      1,039     1,063
  ++## 93-2 S1 IO
   1.079%, 1/18/09           AAA     10,870       456
  + 95-C1 A1B
   7.40%, 11/17/04           Aaa      1,050     1,086
Asset Securitization Corp.,
  Series:
  95-D1 A1
   7.59%, 8/11/27            AAA      1,211     1,278
  95-MD4 A1
   7.10%, 8/13/29            AAA      1,158     1,204
  ++## 95-MD4 ACS2 IO
   2.364%, 8/13/29           AAA      2,127       370
  (+)+ 96-D3 A1C
   7.40%, 10/13/26           AAA        850       905
  96-MD6 A1C
   7.04%, 11/13/26           AAA        825       860
  + 97-D5 PS1 IO
   1.536%, 2/14/41           Aaa      6,070       654
Beverly Finance Corp.,
  Series 94-1
   8.36%, 7/15/04            AA-        675       727
(+) Carousel Center
  Finance, Inc.,
  Series 1 B
   7.188%, 10/15/07          A        1,400     1,433
(+) Creekwood Capital
  Corp.,
  Series 95-1A
   8.47%, 3/16/15            AA         720       815
(+) Crystal Run Properties,
  Series A
   7.393%, 8/15/11           AA       1,100     1,175
(+) CVM Finance Corp.
   7.19%, 3/1/04             AA         575       594
(+) DLJ Mortgage Acceptance
  Corp.,
  Series:
  95-CF2 A3
   7.05%, 12/17/27           A        1,100     1,119
  96-CF1 A1B
   7.58%, 3/13/28            AAA      1,100     1,172

                          RATINGS    FACE
                         (STANDARD  AMOUNT    VALUE
                         & POOR'S)   000)     (000)!
-----------------------------------------------------

  96-CF2 A1B
   7.29%, 11/12/21           AAA   $    260  $    273
  ++## 96-CF2 S IO
   1.640%, 11/12/21          AAA      2,459       205
First Union-Lehman Brothers
  Commercial Mortgage,
  Series 97-C2 A3
   6.65%, 12/18/07           AAA      1,125     1,143
+ GMAC Commercial Mortgage
  Securities, Inc.,
  Series:
  ## 96-C1 X2 IO
   1.917%, 3/15/21           Aaa      3,566       299
  97-C2 A3
   6.566%, 11/15/07          Aaa      1,225     1,238
  ## 97-C2 X IO
   1.273%, 4/15/27           Aaa     10,624       807
+ GS Mortgage Securities
  Corp. II,
  Series:
  97-GL A2D
   6.94%, 7/13/30            Aaa        550       571
  ## 97-GL X2 IO
   0.930%, 7/13/30           Aaa      2,688       139
J.P. Morgan Commercial
  Mortgage Finance Corp.,
  Series 97-C5 A2
   7.069%, 9/15/29           AAA      1,075     1,129
+## LB Commercial Conduit
  Mortgage Trust,
  Series:
  96-C2 A
   7.424%, 10/25/26          Aaa      1,010     1,058
  98-C1 IO
   1.199%, 2/18/28           Aaa     11,150       746
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  96-C1 A3
   7.42%, 4/25/28            AAA      1,100     1,153
  96-C2 A2
   6.82%, 11/21/28           AAA        400       409
  ++## 96-C2 IO
   1.538%, 11/21/28          AAA      4,110       346
+ Midland Realty Acceptance
  Corp., Series 96-C2 A2
   7.233%, 1/25/29           Aaa        700       732
Mortgage Capital Funding,
  Inc.,
  Series:
  95-MC1 A1B
   7.60%, 5/25/27            AAA      1,300     1,330
  + 97-MC2 A2
   6.664%, 9/20/07           Aaa      1,350     1,369


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO II (UNAUDITED)



                          RATINGS    FACE
                         (STANDARD  AMOUNT    VALUE
(CONT'D)                 & POOR'S)  (000)     (000)!
-----------------------------------------------------

++## Nomura Asset
  Securities Corp.,
  Series:
  94-MD1 A2
   7.671%, 3/15/18           AA    $    750  $    778
(+) Prime Property Funding,
  Series 1A
   6.633%, 7/23/03           AA         794       804
-----------------------------------------------------
GROUP TOTAL                                    29,440
-----------------------------------------------------
ENERGY (0.5%)
(+) Excel Paralubes Funding
  7.43%,11/1/15              A-       1,275     1,321
-----------------------------------------------------
FINANCE (10.1%)
(+) Anthem Insurance Cos.,
  Inc.,
  Series A
   9.00%, 4/1/27             BBB+       705       755
(+) BankAmerica
  Institutional,
  Series A
   8.07%, 12/31/26           A-       1,350     1,438
(+) BT Institutional
  Capital Trust,
  Series A
   8.09%, 12/1/26            BBB+     1,370     1,421
Countrywide Funding Corp.,
  Series A
   6.55%, 4/14/00            A        1,000     1,008
(+) EOP Operating LP
   6.625%, 2/15/05           BBB      1,000       996
(+) Equitable Life
  Assurance Society of the
  U.S., Series 1A
   6.95%, 12/1/05            A        1,200     1,231
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24            BBB+       975     1,128
(+) Fifty-Seventh Street
  Associates
   7.125%, 6/1/17            A        1,162     1,182
(+) First Chicago NBD
  Corp.,
  Series A
   7.95%, 12/1/26            A-       1,225     1,285
(+) First Hawaiian Bank,
  Series A
   6.93%, 12/1/03            A        1,650     1,687
First Union Institutional
  Capital, Series I
   8.04%, 12/1/26            BBB+     1,250     1,326
(+) Florida Property &
  Casualty
   7.375%, 7/1/03            A-         800       831
   7.45%, 7/1/04             A          200       208
(+) Florida Windstorm
   6.70%, 8/25/04            A-         750       755
General Motors Acceptance
  Corp.,
   5.875%, 1/22/03           A-       1,080     1,067
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23            AA-        875       871
(+) Nationwide Mutual Life
  Insurance Co.
   7.50%, 2/15/24            A+         850       851

                          RATINGS    FACE
                         (STANDARD  AMOUNT    VALUE
                         & POOR'S)  (000)     (000)!
-----------------------------------------------------

(+) NB Capital Trust
   8.25%, 4/15/27            A-    $    505  $    553
(+) New York Life Insurance
  Co.
   7.50%, 12/15/23           AA         500       506
PNC Institutional Capital,
  Series A
   7.95%, 12/15/26           BBB+     1,425     1,493
(+) Prime Property Funding
  II
   7.00%, 8/15/04            A          875       888
(+) Prudential Insurance
  Co.
   8.30%, 7/1/25             A          485       541
(+) State Street
  Institutional Capital,
  Series:
  A
   7.94%, 12/30/26           A        1,025     1,090
  B
   8.035%, 3/15/27           A          250       268
Washington Mutual Capital
   8.375%, 6/1/27            BBB-       445       480
Washington Mutual, Inc.,
  Series A
   8.206%, 2/1/27            BBB-       415       441
(+) Wells Fargo Capital,
  Series:
  A
   8.125%, 12/1/26           BBB      1,150     1,218
  I
   7.96%, 12/15/26           BBB+       220       231
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13             AA-      1,729     1,777
  96-WFP-D
   6.95%, 9/1/13             AA-        450       465
-----------------------------------------------------
GROUP TOTAL                                    27,991
-----------------------------------------------------
FOREIGN GOVERNMENT (1.5%)
Government of Germany                   DEM
  7.375%, 12/2/02            AAA      6,765     4,089
-----------------------------------------------------
INDUSTRIALS (1.3%)
(+) Atlas Air, Inc.,
  Series A
   7.38%, 1/2/18             AA-   $  1,005     1,029
News America Holdings
   7.75%, 1/20/24            BBB-       375       393
   7.75%, 2/1/24             BBB-       565       592
   8.875%, 4/26/23           BBB-       370       434
(+) Oxymar
   7.50%, 2/15/16            BBB        650       661
Philip Morris Cos., Inc.
   7.00%, 7/15/05            A          565       578
-----------------------------------------------------
GROUP TOTAL                                     3,687
-----------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



                          RATINGS    FACE
                         (STANDARD  AMOUNT    VALUE
                         & POOR'S)  (000)     (000)!
-----------------------------------------------------

RATED NON-AGENCY FIXED RATE MORTGAGES (0.5%)
Bank of America, Series A
   8.375%, 5/1/07            AAA   $    110  $    111
California Federal Savings
  & Loan, Series 86-1A
   8.80%, 1/1/14             AA          69        69
First Federal Savings &
  Loan Association, Series
  92-C
   8.75%, 6/1/06             AA          36        37
## Resolution Trust Corp.,
  Series 92-5 C
   8.617%, 1/25/26           AA         396       396
Ryland Acceptance Corp. IV,
  Series 79-A
   6.65%, 7/1/11             AA         727       705
-----------------------------------------------------
GROUP TOTAL                                     1,318
-----------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES-
  AGENCY COLLATERAL SERIES (1.2%)
Federal National Mortgage
  Association,
  Series:
  249 1 PO
   10/25/23                  Agy      1,856     1,301
  260 1 PO
   4/1/24                    Agy        790       610
  282 1 PO
   9/1/25                    Agy      1,734     1,279
-----------------------------------------------------
GROUP TOTAL                                     3,190
-----------------------------------------------------
TELEPHONES (0.3%) MCI Communications Corp.
   6.95%, 8/15/06            A          915       941
-----------------------------------------------------
TRANSPORTATION (0.8%)
Continental Airlines,
  Series 98-1 A
   6.648%, 9/15/17           AA+      1,070     1,069
(+) Jet Equipment Trust,
  Series 94-A A11
   10.00%, 6/15/12           A+         950     1,201
-----------------------------------------------------
GROUP TOTAL                                     2,270
-----------------------------------------------------

                          RATINGS    FACE
                         (STANDARD  AMOUNT    VALUE
                         & POOR'S)  (000)     (000)!
-----------------------------------------------------
U.S. TREASURY SECURITIES (14.9%)
U.S. Treasury Bond
  !! 8.75%, 8/15/20          Tsy      5,045     6,724
U.S. Treasury Notes
  3.375%, 1/15/07
    (Inflation Indexed)      Tsy      8,974     8,699
  3.625%, 7/15/02
    (Inflation Indexed)      Tsy   $  4,303  $  4,259
  3.625%, 1/15/08
    (Inflation Indexed)      Tsy      5,475     5,410
  5.625%, 2/28/01            Tsy      5,000     4,998
  6.25%, 4/30/01             Tsy     11,000    11,186
-----------------------------------------------------
GROUP TOTAL                                    41,276
-----------------------------------------------------
UTILITIES (0.2%)
(+) Edison Mission Energy
  Funding Corp., Series B
  7.33%,9/15/08              BBB        500       519
-----------------------------------------------------
YANKEE (4.7%)
(+) Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08           BBB        963       966
(+) AST Research, Inc.
   7.45%, 10/1/02            B+         850       762
(+) Express Pipeline LP,
  Series A
   6.47%, 12/31/13           A        1,915     1,905
(+) Hutchison Whampoa
  Financial,
  Series B
   7.45%, 8/1/17             A+         675       621
(+) Hyundai Semiconductor
  America
   8.625%, 5/15/07           BB         925       739
(+) Israel Electric Corp.,
  Ltd.
   7.75%, 12/15/27           A-       1,830     1,857
(+) Oil Purchase Co.
   7.10%, 10/31/02           BBB      1,150     1,151
(+) Pacificorp Australia
  LLC
   6.15%, 1/15/08            AAA        700       690
(+) Paiton Energy Funding
   9.34%, 2/15/14            CCC        800       384
(+) Petroliam Nasional Bhd.
   7.125%, 10/18/06          A+       1,015       945
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17             BBB      1,030     1,079
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14           BBB+       850       880
Republic of Colombia
   8.70%, 2/15/16            BBB-       810       793
(+) Samsung Electronics Co.
   7.45%, 10/1/02            B+         305       273
-----------------------------------------------------
GROUP TOTAL                                    13,045
-----------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $229,780)                                   232,394
-----------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO II (UNAUDITED)



                          RATINGS
                         (STANDARD             VALUE
(CONT'D)                 & POOR'S)   SHARES    (000)!
-----------------------------------------------------

PREFERRED STOCKS (1.7%)
-----------------------------------------------------
INDUSTRIALS (0.2%)
Tier One Properties,
  11.095%                    A          425  $    410
-----------------------------------------------------
MORTGAGE-OTHER (1.5%)
(+)+ Home Ownership Funding
  Corp., 13.331%             Aaa      4,350     4,172
-----------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $4,790)            4,582
-----------------------------------------------------
INTEREST RATE CAP (0.0%)-SEE NOTE A6
-----------------------------------------------------
                                     FACE
                                    AMOUNT
                                    (000)
                                   --------
J.P. Morgan and Co.,
  terminating 10/15/99, to
  receive on 10/15/99 the
  excess, as measured on
  10/15/98, of 12 month
  LIBOR over 6.34%
  multiplied by the
  notional amount. (Premium
  Paid $243)                 AA-   $ 57,500        53
-----------------------------------------------------
CASH EQUIVALENTS (29.9%)
-----------------------------------------------------
Short-term Investments
  Held as Collateral for Loaned
  Securities (8.0%)                  22,171    22,171
-----------------------------------------------------
CASH INVESTMENTS-MORTGAGE (16.2%)
Federal Home Loan Mortgage
  Corporation
  Conventional Pools:
   10.00%, 9/1/17-11/1/20    Agy      1,182     1,304
   10.25%, 7/1/09            Agy        227       250
   11.00%, 1/1/16            Agy        298       336
   11.25%, 9/1/10-12/1/14    Agy        336       379
  Gold Pools:
   10.00%, 10/1/19-11/1/21   Agy      1,996     2,210
   10.50%, 3/1/16            Agy      1,115     1,243
  Series:
  ## 1933-FM REMIC
   6.50%, 3/15/25            Agy        311       312
  ## 1933-FQ REMIC
   6.50%, 3/15/25            Agy        597       600
  ## 2040-FC
   5.975%, 2/15/23           Agy      1,475     1,479

                         RATINGS     FACE
                        (STANDARD   AMOUNT    VALUE
                        & POOR'S)   (000)     (000)!
-----------------------------------------------------

Federal National Mortgage
  Association
  Conventional Pools:
   10.00%, 3/1/20-5/1/22     Agy   $  1,244  $  1,378
   10.50%, 11/1/17-2/1/28    Agy      1,109     1,251
   10.75%, 8/1/13            Agy        101       113
   11.25%, 11/1/00-8/1/13    Agy        206       235
   11.50%, 1/1/17-9/1/25     Agy        780       891
  Series:
  ## 92-43 FC REMIC
   6.35%, 10/25/21           Agy      1,328     1,341
  ## 94-50 FD REMIC
   6.20%, 3/25/24            Agy      1,051     1,055
  ## 97-43 FM REMIC
   6.25%, 7/18/27            Agy        823       829
  ## 97-70 FA REMIC, PAC
    (11)
   6.20%, 7/18/20            Agy        712       716
  ## 97-76 FM
   6.20%, 9/17/27            Agy        869       875
  ## 98-22 FA REMIC
   6.025%, 4/18/28           Agy      3,300     3,307
Government National Mortgage
  Association
  Adjustable Rate Mortgages:
   7.00%, 2/20/25-7/20/25    Tsy      3,063     3,124
   7.125%, 7/20/25           Tsy        660       674
   7.375%, 4/20/25-6/20/25   Tsy      6,179     6,302
  Various Pools:
   9.50%, 9/15/22-1/15/28    Tsy      2,931     3,203
   10.00%, 4/15/11-12/15/20  Tsy      7,000     7,800
   10.50%, 12/15/00-5/15/19  Tsy        109       122
   11.00%, 2/15/10-2/15/19   Tsy      1,151     1,318
   11.50%, 8/20/14-1/20/18   Tsy         17        18
  April TBA
   9.50%, 4/15/98            Tsy      1,825     2,001
-----------------------------------------------------
GROUP TOTAL                                    44,666
-----------------------------------------------------
REPURCHASE AGREEMENT (5.7%)
Chase Securities, Inc. 5.75%
  dated 3/31/98, due 4/1/98, to
  be repurchased at $15,862,
  collateralized by various U.S.
  Government Obligations due
  4/1/98-11/15/99, value at
  $15,907                            15,860    15,860
-----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $82,579)          82,697
-----------------------------------------------------
TOTAL INVESTMENTS (115.6%) (Cost $317,392)    319,726
-----------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                        STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------


                                              VALUE
                                              (000)!
-----------------------------------------------------

OTHER ASSETS AND LIABILITIES (-15.6%)
Dividends Receivable                         $    157
Interest Receivable                             2,625
Receivable for Investments Sold                22,891
Receivable for Fund Shares Sold                 1,282
Unrealized Gain on Forward Foreign Currency
  Contracts                                       129
Unrealized Gain on Swap Agreements                 35
Other Assets                                        9
Payable for Investments Purchased             (47,733)
Payable for Investment Advisory Fees             (242)
Payable for Administrative Fees                   (18)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                      (9)
Payable for Daily Variation on Futures
  Contracts                                       (25)
Collateral on Securities Loaned, at Value     (22,171)
Other Liabilities                                 (41)
                                             --------
                                              (43,111)
-----------------------------------------------------
NET ASSETS (100%)                            $276,615
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 24,216,000 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)               $276,615
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  11.42
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                              $267,343
Undistributed Net Investment Income (Loss)      5,336
Undistributed Realized Net Gain (Loss)          1,484
Unrealized Appreciation (Depreciation) on:
  Investment Securities                         2,334
  Foreign Currency Transactions                   127
  Futures and Swaps                                (9)
-----------------------------------------------------
NET ASSETS                                   $276,615
-----------------------------------------------------

-----------------------------------------------------------
sec. Restricted Security-Total market value of restricted securities owned at March 31, 1998 was $2,058 or 0.7% of net assets.
!        See Note A1 to Financial Statements.
(+)      144A security. Certain conditions for public sale
         may exist.
!!       A portion of these securities was pledged to cover
         margin requirements for future contracts.
+        Moody's Investors Service, Inc. rating. Security is
         not rated by Standard & Poor's Corporation.
++       Fitch rating. Security is not rated by Standard &
         Poor's Corporation or Moody's Investors Service,
         Inc.
##       Variable or floating rate security-rate disclosed
         is as of March 31, 1998.
CMO      Collateralized Mortgage Obligation
DEM      German Mark
Inv Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at March 31, 1998.
IO       Interest Only
N/R      Not rated by Moody's Investors Service, Inc.,
         Standard & Poor's Corporation or Fitch.
PAC      Planned Amortization Class
PO       Principal Only
REMIC    Real Estate Mortgage Investment Conduit
TBA      Security is subject to delayed delivery. See Note
         A8 to Financial Statements.
YMA      Yield Maintenance Agreement


The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MORTGAGE-BACKED
SECURITIES PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Mortgage-Backed Securities Portfolio invests in a full range of mortgage securities, collateralized mortgage obligations (CMOs), asset-backed securities, U.S. Government securities, other fixed-income securities and derivative instruments. Miller Anderson & Sherrerd selects mortgages that appear most attractively priced, while managing the Portfolio's prepayment risk, interest rate sensitivity and yield curve sensitivity.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                            MAS
                      MORTGAGE-BACKED       LEHMAN
                        SECURITIES      MORTGAGE INDEX
                      --------------------------------

SIX MONTHS                  3.56%            4.04%
ONE YEAR                   10.34            11.14
FIVE YEARS                  7.17             6.93
SINCE INCEPTION             7.48             7.46


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Mortgage-Backed Securities Portfolio commenced operations on 1/31/92. Total returns are compared to the Lehman Brothers Mortgage Index, an unmanaged market index. Returns for periods less than one year are cumulative.
STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (94.6%)



-----------------------------------------------------
                         RATINGS     FACE
                        (STANDARD   AMOUNT    VALUE
MARCH 31, 1998           & POOR'S)  (000)     (000)!
-----------------------------------------------------

ADJUSTABLE RATE MORTGAGES (25.2%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 10/20/27-1/20/28   Tsy   $  7,129  $  7,218
   6.50%, 8/20/27            Tsy      2,798     2,848
-----------------------------------------------------
GROUP TOTAL                                    10,066
-----------------------------------------------------

                           RATINGS    FACE
                         (STANDARD   AMOUNT    VALUE
                          & POOR'S)  (000)     (000)!
=====================================================

AGENCY FIXED RATE MORTGAGES (40.1%)
Federal Home Loan Mortgage
  Corporation May TBA
   6.50%, 5/15/28-6/15/28    Agy   $ 14,975  $ 14,810
Federal National Mortgage
  Association May TBA
   6.50%, 8/15/24-5/15/28    Agy      1,250     1,235
-----------------------------------------------------
GROUP TOTAL                                    16,045
-----------------------------------------------------
ASSET BACKED CORPORATES (0.3%) Old Stone Credit Corp.
  Home Equity Trust,
  Series 92-3 B1
   6.35%, 9/25/07            AAA         26        25
Security Pacific Home
  Equity Trust, Series 91-A
  B
   10.50%, 3/10/06           A+         108       108
-----------------------------------------------------
GROUP TOTAL                                       133
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY
  COLLATERAL SERIES (6.1%)
Federal Home Loan Mortgage
  Corporation,
  Series:
  90-129 H PAC
   8.85%, 3/15/21            Agy        185       200
  1415-S Inv Fl IO
   18.50%, 11/15/07          Agy        128        57
  1476-S Inv Fl IO REMIC
   PAC
   4.26%, 2/15/08            Agy      1,018       114
  1485-S Inv Fl IO REMIC
   3.85%, 3/15/08            Agy      1,690       153
  1600-SA Inv Fl IO REMIC
   2.25%, 10/15/08           Agy      2,816       156
  1950-SC Inv Fl IO
   2.25%, 10/15/22           Agy      3,450       301
Federal National Mortgage
  Association,
  Series:
  90-118 S Inv Fl
   28.183%, 9/25/20          Agy         38        57


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                          RATINGS      FACE
                         (STANDARD    AMOUNT    VALUE
                          & POOR'S)   (000)     (000)!
-----------------------------------------------------

  92-52 SQ Inv Fl IO REMIC
   7041.565%, 9/25/22        Agy   $      1  $    186
  92-186 S Inv Fl IO REMIC
   3.26%, 10/25/07           Agy      2,014       163
  93-205 G PO REMIC
   9/25/23                   Agy        180       129
  93-235 H PO REMIC
   9/25/23                   Agy         66        57
  96-68 SC Inv Fl IO REMIC
   2.35%, 1/25/24            Agy        432        54
  97-30 Inv Fl IO REMIC
   2.25%, 7/25/22            Agy      1,035        91
Government National
  Mortgage Association,
  Series:
  96-12 S Inv Fl IO REMIC
   2.75%, 6/16/26            Tsy      4,117       268
  96-13 S Inv Fl IO REMIC
   3.40%, 7/16/11            Tsy      1,636       134
  96-17 S Inv Fl IO REMIC
   2.80%, 8/16/26            Tsy      1,982       135
+ Kidder Peabody Mortgage
  Assets Trust,
  Series:
  87-B IO
   9.50%, 4/22/18            Aaa        173        44
  87-B PO
   4/22/18                   Aaa        173       135
-----------------------------------------------------
GROUP TOTAL                                     2,434
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- NON-AGENCY
  COLLATERAL SERIES (10.2%)
American Housing Trust,
  Series V 1G
   9.125%, 4/25/21           AAA        351       372
Citicorp Mortgage
  Securities, Inc., Series
  93-9 A1 REMIC
   7.00%, 3/25/20            AAA         44        44
sec. First Boston Mortgage
  Corp., Series 92-4 B1
   8.125%, 10/25/22
   (acquired
   1/25/93-10/27/93, cost
   $143)                     A          141       147
sec.## Kidder Peabody
  Funding Corp., Series
  92-4 B2
   8.467%, 5/28/22
   (acquired
   8/5/92-10/27/93, cost
   $117)                     N/R        115       115
Mid-State Trust II, Series
  88-2 A4
   9.625%, 4/1/03            AAA        590       635
PNC Mortgage Securities
  Corp., Series 96-1 B1
  REMIC
   7.50%, 6/25/26            AA         304       309

                         RATINGS     FACE
                        (STANDARD   AMOUNT    VALUE
                         & POOR'S)  (000)     (000)!
-----------------------------------------------------

Prudential Home Mortgage
  Securities Co. Inc.,
  Series:
  sec.+ 92-33 B1
   7.50%, 11/15/22
   (acquired 11/30/92, cost
   $217)                     Aa3   $    253  $    254
  (+)++## 94-A 3B3
   6.803%, 4/28/24           A          910       891
Residential Accredit Loans
  Inc.,
  Series:
  + 97-QS1 A11
   7.50%, 2/25/27            Aaa        190       193
  97-QS2 A8
   7.75%, 3/25/27            AAA         85        88
  97-QS3 A8
   7.75%, 4/25/27            AAA        170       176
  97-QS12 A7
   7.25%, 11/25/27           AAA        224       226
Residential Funding
  Mortgage Securities Co.,
  Inc., Series 94-S1 A19
   6.75%, 1/25/24            AAA        299       295
Rural Housing Trust, Series
  87-1 B1 REMIC
   3.33%, 10/1/28            A-         320       308
-----------------------------------------------------
GROUP TOTAL                                     4,053
-----------------------------------------------------
COMMERCIAL MORTGAGES (10.0%)
Asset Securitization Corp.,
  Series:
  95-MD4 A1
   7.10%, 8/13/29            AAA        217       226
  (+)+ 96-D3 A1C
   7.40%, 10/13/26           Aaa        140       149
  96-MD6 A1C
   7.04%, 11/13/26           AAA        140       146
Beverly Finance Corp. ,
  Series 94-1
   8.36%, 7/15/04            AA-        285       307
DLJ Mortgage Acceptance
  Corp.,
  Series:
  93-MF7 A1
   7.40%, 6/18/03            AAA        240       246
  (+) 96-CF2 A1B
   7.29%, 11/12/21           AAA         45        47
  (+)++## 96-CF2 S IO
   1.641%, 11/12/21          AAA        470        39
Federal National Mortgage
  Association,
  ## Series 93-M2 B IO
    REMIC
   2.587%, 7/25/03           Agy        492        17
First Union-Lehman Brothers
  Commercial Mortgage
  Trust, Series 97-C2 A3
   6.65%, 12/18/07           AAA        200       203


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MORTGAGE-BACKED
SECURITIES PORTFOLIO (UNAUDITED)



                         RATINGS      FACE
                        (STANDARD    AMOUNT    VALUE
(CONT'D)                & POOR'S)    (000)     (000)!
-----------------------------------------------------

+## GMAC Commercial
  Mortgage Securities,
  Inc.,
  Series 97-C2 X IO
   1.273%, 4/15/27           Aaa   $  1,696  $    129
+ GS Mortgage Securities
  Corp. II, Series 97-GL
  A2D
   6.94%, 7/13/30            Aaa        105       109
J.P. Morgan Commercial
  Mortgage Finance Corp.,
  Series 97-C5 A2
   7.069%, 9/15/29           AAA        125       131
(+) Lakeside Finance
  Corp.
   6.47%, 12/15/00           AA         315       316
+## LB Commercial Conduit
  Mortgage Trust,
  Series:
  96-C2 A
   7.424%, 10/25/26          Aaa        164       171
  98-C1 IO
   1.199%, 2/18/28           Aaa      1,675       112
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  96-C2 A2
   6.82%, 11/21/28           AAA         70        72
  ++## 96-C2 IO
   1.538%, 11/21/28          AAA        731        62
+ Midland Realty Acceptance
  Corp., Series 96-C2 A2
   7.233%, 1/25/29           Aaa        120       125
+ Mortgage Capital Funding,
  Inc.,
  Series:
  97-MC1 A3
   7.288%, 7/20/27           Aaa        225       236
  97-MC2 A2
   6.664%, 9/20/07           Aaa        225       228
++ Nomura Asset Securities
  Corp.,
  Series:
  94-MD1 A1B
   7.526%, 3/15/18           AAA        169       172
  ## 94-MD1 A2
   7.671%, 3/15/18           AA         150       156
(+) Prime Property
  Funding, Series 1 A
   6.633%, 7/23/03           AA         259       262
Sawgrass Financial LLC,
  Series 93-1 A
   6.45%, 1/20/06            AAA        340       343
-----------------------------------------------------
GROUP TOTAL                                     4,004
-----------------------------------------------------

                         RATINGS      FACE
                        (STANDARD    AMOUNT    VALUE
                         & POOR'S)    (000)    (000)!
-----------------------------------------------------

RATED NON-AGENCY FIXED RATE MORTGAGES (0.8%)
## Resolution Trust Corp.,
  Series 92-5 C
   8.617%, 1/25/26           AA    $    265  $    265
Ryland Acceptance Corp. IV,
  Series 79-A
   6.65%, 7/1/11             AA          64        63
-----------------------------------------------------
GROUP TOTAL                                       328
-----------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES-
  AGENCY COLLATERAL SERIES (1.9%)
Federal National Mortgage
  Association,
  Series:
  96-27 A PO REMIC
   10/25/23                  Agy        345       180
  249 1 PO
   10/25/23                  Agy        107        74
  260 1 PO
   4/1/24                    Agy        122        94
  282 1 PO
   9/1/25                    Agy        534       394
First Boston Mortgage
  Securities Corp.,
  Series 87-B2 IO
   8.985%, 4/25/17           AAA        131        31
-----------------------------------------------------
GROUP TOTAL                                       773
-----------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $37,420)                                     37,836
-----------------------------------------------------
PREFERRED STOCK (2.5%)
-----------------------------------------------------

                                     SHARES
                                     ------

MORTGAGE-OTHER (2.5%)
(+)+ Home Ownership
  Funding Corp.
  13.331% (Cost $1,054)      Aaa      1,050     1,007
-----------------------------------------------------
STRUCTURED INVESTMENTS (0.2%)-SEE NOTE A7
-----------------------------------------------------
                                      FACE
                                     AMOUNT
                                      (000)
                                    --------
Morgan Guaranty Trust Company, 11/20/05; monthly payments equal to 1% per annum of the outstanding notional balance, indexed to GNMA
  ARM pools. (Cost $184)     N/R   $  4,106        96
-----------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                          RATINGS     FACE
                         (STANDARD   AMOUNT    VALUE
                          & POOR'S)   (000)    (000)!
-----------------------------------------------------

INTEREST RATE CAPS (0.0%)-SEE NOTE A6
-----------------------------------------------------
Bankers Trust Co.,
  terminating, 10/15/99; to
  receive on 10/15/99 the
  excess, as measured on
  10/15/98, of 12 month
  LIBOR over 6.34%
  multiplied by the
  notional amount.           A-    $  6,600  $      6
J.P. Morgan and Co.,
  terminating 10/15/99; to
  receive on 10/15/99 the
  excess, as measured on
  10/15/98, of 12 month
  LIBOR over 6.34%
  multiplied by the
  notional amount.           AA-     10,000         9
-----------------------------------------------------
TOTAL INTEREST RATE CAPS (Premium Paid $67)        15
-----------------------------------------------------
CASH EQUIVALENTS (30.4%)
-----------------------------------------------------
CASH INVESTMENTS-MORTGAGE (28.0%)
Federal Home Loan Mortgage
  Corporation
  Gold Pools:
   9.50%, 12/1/22            Agy        329       360
   10.00%, 2/1/18            Agy        303       334
   11.50%, 2/1/14-1/1/16     Agy        162       185
   12.50%, 9/1/11-11/1/14    Agy        133       156
  Series:
  1377 F Inv Fl
   6.25%, 9/15/07            Agy        179       180
  1591 FG Inv Fl
   6.313%, 10/15/23          Agy        146       146
  1660 FA Inv Fl
   6.35%, 12/15/08           Agy        422       427
  1890 F Inv Fl REMIC
   6.25%, 6/15/24            Agy        423       425
  ## 1933 FM REMIC
   6.50%, 3/15/25            Agy         51        51
  ## 2040 FC
   5.975%, 2/15/23           Agy        230       231
Federal National Mortgage
  Association
  Various Pools:
   10.00%, 2/1/25-9/1/18     Agy        671       742
   11.50%, 2/1/15-12/1/15    Agy        130       148
   12.50%, 9/1/13            Agy         13        15
   13.00%, 9/1/13            Agy         52        60
  Series:
  92-43 FD Inv Fl
   6.26%, 4/25/22            Agy        477       485
  93-179 F Inv Fl
   6.16%, 10/25/23           Agy         95        95
  94-40 F Inv Fl
   6.16%, 4/25/23            Agy        185       187
  ## 94-50 FD REMIC
   6.20%, 3/25/24            Agy        207       208
  97-70 FA REMIC, PAC (11)
   6.138%, 7/18/20           Agy         79        79
  ## 98-22 FA REMIC
   6.025%, 4/18/28           Agy   $    500  $    501

                         RATINGS      FACE
                        (STANDARD    AMOUNT    VALUE
                         & POOR'S)    (000)    (000)!
-----------------------------------------------------

Government National Mortgage
  Association Adjustable Rate
  Mortgages:
   7.00%, 3/20/25-7/20/25    Tsy        669       682
   7.375%, 4/20/25-5/20/25   Tsy        754       769
  Various pools:
   9.50%, 12/15/17-12/15/21  Tsy        575       628
   10.00%, 1/15/13-12/25/26  Tsy      1,661     1,848
   10.50%, 12/15/10-12/15/17 Tsy        292       329
   11.00%, 12/15/09-9/15/15  Tsy         97       112
   11.50%, 4/15/13-5/15/13   Tsy         35        40
   12.00%, 12/15/12-11/15/15 Tsy      1,065     1,239
  April TBA:
   10.00%, 4/15/28           Tsy        350       389
Salomon Brothers Mortgage
  Securities VII,
  Series 96-6E A1 Inv Fl
   6.213%, 3/30/25           AAA        131       131
-----------------------------------------------------
GROUP TOTAL                                    11,182
-----------------------------------------------------
U.S. TREASURY SECURITY (1.3%)
!! U.S. Treasury Bill
  4/2/98                     Tsy        515       515
-----------------------------------------------------
REPURCHASE AGREEMENT (1.1%)
Chase Securities, Inc. 5.75%
  dated 3/31/98, due 4/1/98, to
  be repurchased at $423,
  collateralized by various U.S.
  Government Obligations, due
  4/1/98-11/15/99 valued at $424        423       423
-----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $12,100)          12,120
-----------------------------------------------------
TOTAL INVESTMENTS (127.7%) (Cost $50,825)      51,074
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-27.7%)
Cash                                                1
Dividends Receivable                               35
Interest Receivable                               403
Receivable for Investments Sold                15,683
Receivable for Fund Shares Sold                    10
Unrealized Gain on Swap Agreements                 12
Other Assets                                        2
Payable for Investments Purchased             (27,141)
Payable for Investment Advisory Fees              (32)
Payable for Administrative Fees                    (3)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                      (2)
Payable for Daily Variation on Futures
  Contracts                                       (33)
Other Liabilities                                 (15)
                                             --------
                                              (11,080)
-----------------------------------------------------
NET ASSETS (100%)                            $ 39,994
-----------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MORTGAGE-BACKED
SECURITIES PORTFOLIO (UNAUDITED)


                                              VALUE
(CONT'D)                                      (000)!
-----------------------------------------------------

INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 3,765,046 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $ 39,994
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  10.62
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                              $ 41,643
Undistributed Net Investment Income (Loss)        546
Undistributed Realized Net Gain (Loss)         (2,470)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                           249
  Futures and Swaps                                26
-----------------------------------------------------
NET ASSETS                                   $ 39,994
-----------------------------------------------------

-----------------------------------------------------------
sec. Restricted Security-Total market value of restricted securities owned at March 31, 1998 was $516 or 1.3% of net assets.
!        See Note A1 to Financial Statements.
(+)      144A security. Certain conditions for public sale
         may exist.
!!       A portion of these securities was pledged to cover
         margin requirements for future contracts.
+        Moody's Investors Service, Inc. rating. Security is
         not rated by Standard & Poor's Corporation.
++       Fitch rating. Security is not rated by Standard &
         Poor's Corporation or Moody's Investors Service,
         Inc.
##       Variable or floating rate securities-rate disclosed
         is as of March 31, 1998.
Inv Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at March 31, 1998.
IO       Interest Only
N/R      Not rated by Moody's Investors Service, Inc.,
         Standard & Poor's Corporation or Fitch.
PAC      Planned Amortization Class
PO       Principal Only
REMIC    Real Estate Mortgage Investment Conduit
TBA      Security is subject to delayed delivery. See Note
         A8 to Financial Statements.


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

LIMITED DURATION
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Limited Duration Portfolio has a dual philosophy for achieving its objective: earn positive real returns and minimize the possibility of a negative return in a single quarter. Limiting average duration to between one and three years helps control interest rate risk while allowing for a broad spectrum of investment opportunities. The Portfolio invests in U.S. Treasury and agency securities, investment-grade corporate bonds, mortgage-backed securities and money market instruments, including floating-rate notes.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                      MAS LIMITED       SALOMON
                       DURATION     1-3 YEAR INDEX
                      -----------------------------

SIX MONTHS               2.83%           3.17%
ONE YEAR                 6.96            7.47
FIVE YEARS               5.24            5.49
SINCE INCEPTION          5.97            5.97


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Limited Duration Portfolio commenced operations on 3/31/92. Total returns are compared to the Salomon 1-3 Year Treasury/Government Sponsored Index, an unmanaged market index. Returns for periods less than one year are cumulative.

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (79.9%)

-----------------------------------------------------
                          RATINGS     FACE
                         (STANDARD   AMOUNT    VALUE
MARCH 31, 1998            & POOR'S)   (000)    (000)!
-----------------------------------------------------

ADJUSTABLE RATE MORTGAGES (12.6%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 9/20/27-11/20/27    Tsy   $11,881  $ 12,045
   6.50%, 8/20/27             Tsy    15,856    16,141
-----------------------------------------------------
GROUP TOTAL                                    28,186
-----------------------------------------------------
ASSET BACKED CORPORATES (26.2%)
(+)ACC Automobile
  Receivables Trust, Series
  97-C A
   6.40%, 3/17/04             AAA       838       839
Aegis Auto Receivables
  Trust,
  Series 95-1 A
   8.60%, 3/20/02             N/R     1,081     1,084
AFG Receivables Trust,
  Series:
  95-A A
   6.15%, 9/15/00             A         132       132
  96-B A
   6.60%, 4/15/01             A         237       237
  97-A A
   6.35%, 10/15/02            AAA       639       640
ALPS,
  Series 94-1 A2 CMO
   7.15%, 9/15/04             AA        837       853
Americredit Automobile
  Receivables Trust,
  Series 96-B A
   6.50%, 1/12/02             AAA       478       480
Arcadia Automobile
  Receivables Trust,
  Series:
  97-C A4
   6.375%, 1/15/03            AAA       770       775
  98-A A3
   5.90%, 11/15/02            AAA     1,100     1,097
Associates Manufactured
  Housing Pass Through
  Certificates,
  Series 97-1 A3
   6.60%, 6/15/28             AAA       845       849
Case Equipment Loan Trust,
  Series:
  95-A A
   7.30%, 3/15/02             AAA       168       169
  95-A B
   7.65%, 3/15/02             A         167       169
Champion Home Equity
  Loan Trust,
  Series:
  96-3 A2
   7.03%, 8/25/11             AAA       650       654


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

LIMITED DURATION
PORTFOLIO (UNAUDITED)

                           RATINGS   FACE
                          (STANDARD AMOUNT    VALUE
                          & POOR'S)  (000)    (000)!
(CONT'D)
-----------------------------------------------------

  96-4 A2
   6.66%, 11/25/11            AAA   $   875  $    878
Cityscape Home Equity Loan
  Trust,
  Series:
  96-3 A2
   6.65%, 6/25/11             AAA       600       598
  97-1 A3
   6.63%, 3/25/18             AAA     1,300     1,295
CPS Auto Grantor Trust,
  Series:
  96-3 A
   6.30%, 8/15/02             AAA       431       432
  97-2 A
   6.65%, 10/15/02            AAA       396       399
(+)Credit Card
  Receivables Trust,
  Series 98-IA A
   6.478%, 12/22/04           AAA       523       522
Crown Home Equity Loan
  Trust,
  Series 96-1 A2
   6.51%, 6/25/11             AAA       950       948
CS First Boston Mortgage
  Securities Corp.,
  Series 96-2 A2
   6.32%, 3/25/05             AAA     1,125     1,120
Daimler Benz Auto Grantor
  Trust,
  Series 97-A A
   6.05%, 3/31/05             AAA       555       555
Delta Funding Home Equity
  Loan Trust, Series 96-3 A2
   6.525%, 10/25/11           AAA       950       951
First Merchants Auto
  Receivables Corp.,
  Series:
  96-C A2
   6.15%, 7/15/01             AAA     1,175     1,173
  (+) 97-2 A1
   6.85%, 11/15/02            AAA       456       460
First Plus Home Loan Trust,
  Series:
  96-3 A2
   6.85%, 6/20/07             AAA       975       975
  96-4 A3
   6.28%, 3/10/09             AAA       900       899
  97-1 A3
   6.45%, 6/10/09             AAA     1,300     1,302
  97-4 A2
   6.30%, 8/10/09             AAA       475       475
  97-4 A3
   6.40%, 8/10/11             AAA       425       425
First Security Auto Grantor
  Trust, Series 97-B A
   6.10%, 4/15/03             AAA       965       966
First Union Residential
  Securitization Trust,
  Series 96-2 A2
   6.46%, 9/25/11             AAA     1,025     1,023

                         RATINGS      FACE
                        (STANDARD    AMOUNT    VALUE
                         & POOR'S)    (000)    (000)!
-----------------------------------------------------

Fleetwood Credit Corp.,
  Series 92-A A
   7.10%, 2/15/07             AAA   $   439  $    438
Ford Credit Auto Owner
  Trust,
  Series:
  96-A A3
   6.50%, 11/15/99            AAA     1,455     1,458
  96-B
   6.55%, 2/15/02             A         400       403
  97-B A3
   6.05%, 4/15/01             AAA     1,275     1,278
Ford Credit Grantor Trust,
  Series 94-B A
   7.30%, 10/15/99            AAA       301       302
General Electric Home Equity
  Loan Asset-Backed
  Certificates,
  Series 91-1 B
   8.70%, 9/15/11             AAA       850       865
General Motors Acceptance
  Corp.,
  Series 97-A A
   6.50%, 4/15/02             AAA       660       664
Green Tree Financial Corp.,
  Series:
  97-7 A2
   6.10%, 5/15/03             AAA     1,055     1,056
  + 98-1 A2
   5.85%, 4/1/11              Aaa     1,175     1,170
  98-2 A3
   6.05%, 10/1/07             AAA     1,100     1,098
Green Tree Lease Finance,
  Series 97-1 A3
   6.17%, 9/20/05             AAA       825       825
Greenwich Capital
  Acceptance, Inc., Series
  95-B A1
   6.00%, 8/10/20             AAA       211       211
(+)++ Health Care
  Receivables Securitization
  Program,
  Series 97-1 A
   6.815%, 7/1/01             AAA       300       303
Honda Auto Receivables
  Grantor Trust,
  Series:
  97-A A
   5.85%, 2/15/03             AAA     1,007     1,006
  97-B A
   5.95%, 5/15/03             AAA       715       715
IBM Credit Receivables Lease
  Asset Master Trust,
  Series 93-1 A
   4.55%, 11/15/00            AAA        89        88
IMC Home Equity Loan Trust,
  Series:
  96-4 A3
   6.81%, 7/25/11             AAA       500       501
  98-1 A2
   6.31%, 12/20/12            AAA     1,100     1,097


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                         RATINGS       FACE
                        (STANDARD     AMOUNT   VALUE
                         & POOR'S)     (000)   (000)!
-----------------------------------------------------

(+)Long Beach Acceptance
  Auto Grantor Trust,
  Series:
  97-1 A
   6.85%, 10/25/03            AAA   $   968  $    970
  97-2 A
   6.69%, 9/25/04             AAA       481       482
  98-1 A
   6.19%, 1/25/04             AAA       635       631
MMCA Automobile Trust,
  Series 97-1 A3
   6.08%, 5/15/01             AAA     1,025     1,027
(+)National Car Rental
  Financing Ltd.,
  Series 96-1 A4
   7.35%, 10/20/03            N/R       600       622
Navistar Financial Corp.
  Owner Trust,
  Series 97-B A3
   6.20%, 3/15/01             AAA     1,150     1,153
Nissan Auto Receivables
  Grantor Trust,
  Series 97-A A
   6.15%, 2/15/03             AAA     1,490     1,492
Oakwood Mortgage Investors,
  Inc.,
  Series 95-B A1
   6.25%, 1/15/21             AAA        36        36
Old Stone Credit Corp.
  Home Equity Trust,
  Series 92-3 B1
   6.35%, 9/25/07             AAA        77        76
Olympic Automobile
  Receivables Trust,
  Series:
  94-A1
   5.65%, 1/15/01             AAA       148       148
  94-B B
   6.95%, 6/15/01             AAA       225       227
Onyx Acceptance Grantor
  Trust,
  Series:
  94-1 A
   6.90%, 1/17/00             AAA        73        73
  97-2 A
   6.35%, 10/15/03            AAA     1,536     1,543
  97-3 A
   6.35%, 1/15/04             AAA       673       676
Preferred Credit Corp.,
  Series 97-1 A3
   6.91%, 5/1/07              AAA       850       850
Premier Auto Trust,
  Series:
  94-3 B
   6.80%, 12/2/99             AA        234       235
  95-A A4
   6.00%, 5/6/00              AAA       771       772

                          RATINGS      FACE
                         (STANDARD    AMOUNT   VALUE
                         & POOR'S)    (000)    (000)!
-----------------------------------------------------

(+)Rental Car Finance
  Corp.,
  Series 97-1 A2
   6.45%, 4/25/03             AA    $   925  $    927
(+)Securitized Multiple
  Asset Rated Trust, Series
  98-1 A1
   7.45%, 3/16/06             A         722       721
Security Pacific Home Loan
  Equity Trust, Series 91-1
  B
   8.85%, 5/15/98             AAA       607       609
Southern Pacific Secured
  Assets Corp., Series 96-1
  A2
   6.09%, 3/25/27             AAA        35        35
(+)Team Fleet Financing
  Corp.,
  Series:
  96-1A
   6.65%, 12/15/02            A-      1,100     1,108
  97-1A
   7.35%, 5/15/03             A-        875       904
Union Acceptance Corp.,
  Series:
  96-B A
   6.45%, 7/9/03              AAA       584       586
  97-B A2
   6.70%, 6/8/03              AAA       800       810
USAA Auto Loan Grantor
  Trust,
  Series 97-1 A
   6.00%, 5/15/04             AAA       981       982
+ Vanderbilt Mortgage
  Finance,
  Series 97-B 1A2
   6.775%, 12/7/28            Aaa     1,275     1,288
WFS Financial Owner Trust,
  Series:
  97-C A3
   6.10%, 3/20/02             AAA       915       915
  97-D A4
   6.25%, 3/20/03             AAA     1,000     1,003
Western Financial Auto
  Grantor Trust,
  Series:
  93-A1
   4.45%, 7/1/98              AAA         4         4
  93-2 A2
   4.70%, 10/1/98             AAA         9         9
  93-3 A1
   4.25%, 12/1/98             AAA        16        15
  94-1 A1
   5.10%, 6/1/99              AAA        45        45
World Omni Automobile Lease
  Securitization Trust,
  Series 97-B A2
   6.08%, 11/25/03            AAA       850       851
-----------------------------------------------------
GROUP TOTAL                                    58,677
-----------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

LIMITED DURATION
PORTFOLIO (UNAUDITED)

                          RATINGS     FACE
                         (STANDARD   AMOUNT    VALUE
                          & POOR'S    (000)    (000)!
(CONT'D)
-----------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS-
AGENCY COLLATERAL SERIES (6.5%)
Federal Home Loan Mortgage
  Corporation,
  Series:
  181-D REMIC
   8.50%, 6/15/16             Agy   $   496  $    494
  1462-PE REMIC, PAC-1 (11)
   6.75%, 9/15/16             Agy       910       916
  1542-H PAC-1
   6.50%, 10/15/20            Agy     1,160     1,172
  1548-G SEQ
   6.00%, 4/15/17             Agy       782       781
  1560-PE REMIC, PAC-1 (11)
   6.00%, 11/15/16            Agy     1,250     1,250
  1576-PD REMIC, PAC (11)
   5.50%, 9/15/02             Agy       404       403
  1602-PD PAC-1 (11)
   5.20%, 1/15/15             Agy       417       415
  1680-PB PAC-1 (11)
   5.70%, 6/15/12             Agy        86        86
  1839-A REMIC, PAC (11)
   6.50%, 7/15/17             Agy       933       939
  1931-A SEQ
   7.25%, 6/15/21             Agy       791       800
Federal National
  Mortgage Association,
  Series:
  93-16 B
   7.50%, 10/25/19            Agy       810       814
  93-70 B REMIC
   5.75%, 4/25/16             Agy       814       809
  93-83 A
   5.55%, 11/25/16            Agy       674       669
  94-93 PD PAC-1 (11)
   7.25%, 4/25/15             Agy       800       804
  96-40 K
   5.75%, 11/25/16            Agy     1,625     1,616
  97-67 HB
   6.50%, 12/17/21            Agy     1,276     1,277
  97-67 HD
   6.00%, 12/17/21            Agy     1,496     1,484
-----------------------------------------------------
GROUP TOTAL                                    14,729
-----------------------------------------------------

                         RATINGS      FACE
                        (STANDARD    AMOUNT    VALUE
                        & POOR'S)     (000)    (000)!
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (0.0%)
Citicorp Mortgage
  Securities, Inc.,
  Series 93-9 A1 REMIC
   7.00%, 3/25/20             AAA        36        36
-----------------------------------------------------
COMMERCIAL MORTGAGES (1.9%)
Asset Securitization Corp.,
  Series 97-D5 A1A
   6.50%, 2/14/41             AAA       910       919
+ Carolina First Bank,
  Series 96
   6.50%, 12/18/99            Aa2       156       156
CBM Funding Corp.,
  Series 96-1B A1
   7.55%, 2/1/13              AA    $   367  $    371
Lehman Large Loan,
  Series 97-LLI A1
   6.79%, 6/12/04             AAA     1,189     1,215
+ Midland Realty Acceptance
  Corp.,
  Series 96-C2 A1
   7.02%, 1/25/27             Aaa       569       584
+ Town & Country Funding
  Corp.,
  Series A
   5.85%, 8/15/98             Aa2     1,000       998
-----------------------------------------------------
GROUP TOTAL                                     4,243
-----------------------------------------------------
FINANCE (10.7%) Allstate Corp.
   5.875%, 6/15/98            A       1,125     1,125
American General Finance
  Corp.,
  Series:
  D
   6.35%, 9/19/00             A+        545       554
  E
   6.26%, 12/15/00            A+         90        90
Associates Corp. of North
  America
   8.25%, 12/1/99             AA-       800       829
Bankers Trust New York Corp.
   6.625%, 7/30/99            A         635       640
Barclays American Corp.
   7.875%, 8/15/98            AA        450       454
Beneficial Corp.
   6.45%, 6/19/00             A         670       675
Chase Manhattan Bank
   5.875%, 8/4/99             A+      1,375     1,375
Chrysler Financial Corp.
   6.375%, 1/28/00            A-        775       780
CIT Group Holdings
   6.375%, 10/1/02            A+        915       923
Countrywide Funding Corp.,
  Series A
   7.32%, 8/15/00             A         650       666
(+)Farmers Insurance
  Exchange
   8.50%, 8/1/04              BBB-      700       770
(+)First Hawaiian Bank,
  Series A
   6.93%, 12/1/03             A         700       716
(+)Florida Property &
  Casualty
   7.375%, 7/1/03             A-        375       390
   7.45%, 7/1/04              A         150       156
(+)Florida Windstorm
   6.70%, 8/25/04             A-        425       428
Ford Motor Credit Corp.
   7.47%, 7/29/99             A+        675       688
   8.375%, 1/15/00            A         400       416


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                         RATINGS     FACE
                        (STANDARD   AMOUNT    VALUE
                        & POOR'S)    (000)    (000)!
-----------------------------------------------------

General Motors Acceptance
  Corp.
   + 6.00%, 12/30/98          A3    $   600  $    601
   7.25%, 6/22/99             A         285       289
Heller Financial, Inc.
   6.25%, 3/1/01              BBB+    1,605     1,603
Homeside Lending, Inc.
   6.875%, 6/30/02            A+        861       878
Household International
   6.00%, 3/15/99             A         575       574
(+)Hyatt Equities LLC
   7.00%, 5/15/02             BBB+      925       942
International Lease Finance
   8.28%, 2/3/00              A+        550       571
John Deere Capital Corp.
   5.85%, 1/15/01             A+      1,345     1,340
Lehman Brothers Holding,
  Inc.
   6.625%, 11/15/00           A         725       732
(+)Metropolitan Life
  Insurance Co.
   6.30%, 11/1/03             A+      1,555     1,548
Norwest Financial Inc.,
  Series B
   6.05%, 11/19/99            AA-     1,285     1,288
(+)Prime Property Funding
  II
   6.80%, 8/15/02             A         785       793
(+)Prudential Insurance
  Co.
   6.875%, 4/15/03            A-      1,100     1,119
-----------------------------------------------------
GROUP TOTAL                                    23,953
-----------------------------------------------------
FLOATING RATE NOTES (0.1%)
## ALPS,
  Series 1 A5
   6.04%, 3/15/19             AA        160       160
-----------------------------------------------------
INDUSTRIAL (1.0%)
(+) EES Coke Battery Co.,
  Inc.
   7.125%, 4/15/02            BBB       542       549
(+) Kern River Funding
  Corp.
   6.42%, 3/31/01             A-        518       522
Philip Morris Cos., Inc.
   8.75%, 6/1/01              A         520       556
RJR Nabisco, Inc.
   8.625%, 12/1/02            BBB-      575       604
-----------------------------------------------------
GROUP TOTAL                                     2,231
-----------------------------------------------------
TAXABLE MUNICIPALS (0.4%)
New York State Power
  Authority Revenue Bonds,
  Series B
   6.11%, 2/15/11             AA-       805       802
-----------------------------------------------------
TELEPHONES (0.3%)
Tele-Communications, Inc.,
  Series 95-C A1
   8.25%, 1/15/03             BBB-      550       588
-----------------------------------------------------

                         RATINGS     FACE
                        (STANDARD   AMOUNT    VALUE
                        & POOR'S)    (000)    (000)!
-----------------------------------------------------
U.S. TREASURY SECURITIES (18.9%)
U.S. Treasury Notes
   3.625%, 7/15/02
     (Inflation Indexed)      Tsy   $26,721  $ 26,454
   5.625%, 2/28/01            Tsy     6,600     6,598
   6.375%, 3/31/01            Tsy     9,000     9,177
-----------------------------------------------------
GROUP TOTAL                                    42,229
-----------------------------------------------------
UTILITIES (0.3%)
(+) Edison Mission Energy
  Funding Corp.
   6.77%, 9/15/03             BBB       671       678
-----------------------------------------------------
YANKEE (1.0%) (+) AST Research, Inc.
   7.45%, 10/1/02             B+        600       538
Korea Development Bank
   7.375%, 9/17/04            BB+       470       426
(+)Oil Purchase Co.
   7.10%, 10/31/02            BBB       600       601
Sony Corp
   6.125%, 3/4/03             A         650       649
-----------------------------------------------------
GROUP TOTAL                                     2,214
-----------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $178,514)                                   178,726
-----------------------------------------------------
PREFERRED STOCK (0.8%)
-----------------------------------------------------
                                     SHARES
                                     ------

MORTGAGE-OTHER (0.8%)
+ Home Ownership
  Funding Corp.
  13.331% (Cost $1,806)       Aaa     1,800     1,726
-----------------------------------------------------
INTEREST RATE CAP (0.0%)-SEE NOTE A6
-----------------------------------------------------

                                      FACE
                                     AMOUNT
                                      (000)
                                    -------

Bankers Trust Co.,
  terminating 10/15/99, to
  receive on 10/15/99, the
  excess, as measured on
  10/15/98, of 12 month
  LIBOR over 6.34%
  multiplied by the notional
  amount.
  (Premium Paid $370)         A-    $96,748        90
-----------------------------------------------------
CASH EQUIVALENTS (18.8%)
-----------------------------------------------------
CASH INVESTMENTS-MORTGAGE (15.0%)
Federal Home Loan
  Mortgage Corporation
  Conventional Pools:
   10.00%, 4/1/10-10/1/20     Agy     1,292     1,427
   10.50%, 12/1/14            Agy       280       308
   11.00%, 8/1/15-5/1/20      Agy       235       265
   11.50%, 12/1/08-1/1/18     Agy     1,083     1,232


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

LIMITED DURATION
PORTFOLIO (UNAUDITED)



                         RATINGS     FACE
                         (STANDARD  AMOUNT    VALUE
(CONT'D)                 & POOR'S)   (000)    (000)!
-----------------------------------------------------

  Gold Pools:
   10.00%, 2/1/21-10/1/21     Agy   $   271  $    301
   10.50%, 1/1/19-10/1/20     Agy       912     1,017
   11.50%, 8/1/10             Agy       170       191
   12.00%, 6/1/15-9/1/15      Agy       486       549
  Series:
  ## 1386 D REMIC
   6.25%, 10/15/07            Agy     1,488     1,496
Federal National
  Mortgage Association
  Conventional Pools:
   10.00%, 8/1/16-12/1/15     Agy       862       954
   10.50%, 4/1/15             Agy       111       125
   11.00%, 7/1/20             Agy       408       461
   12.00%, 5/1/14-8/1/20      Agy       319       368
   12.50%, 2/1/15             Agy        94       110
Government National
  Mortgage Association
  Adjustable Rate Mortgages:
   7.375%, 5/20/23            Tsy    10,776    11,046
  Various Pools:
   9.50%, 12/15/17-12/15/21   Tsy     3,951     4,321
   10.00%, 11/15/09-12/25/26  Tsy     2,752     3,065
   10.50%, 5/15/16-5/15/26    Tsy       598       671
   11.00%, 1/15/10-1/15/21    Tsy     2,717     3,115
   11.50%, 2/15/13-11/15/19   Tsy     2,172     2,509
-----------------------------------------------------
GROUP TOTAL                                    33,531
-----------------------------------------------------
REPURCHASE AGREEMENT (3.8%)
Chase Securities, Inc. 5.75% dated
  3/31/98, due 4/1/98, to be
  repurchased at $8,473,
  collateralized by various U.S.
  Government Obligations, due
  4/1/98-11/15/99, valued at
  $8,497                              8,472     8,472
-----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $41,844)          42,003
-----------------------------------------------------
TOTAL INVESTMENTS (99.5%) (Cost $222,534)     222,545
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
Cash                                               68
Dividends Receivable                               60
Interest Receivable                             1,525
Receivable for Investments Sold                   871
Receivable for Fund Shares Sold                    56
Receivable for Daily Variation on Futures
  Contracts                                        45
Other Assets                                        6
Payable for Investments Purchased              (1,318)
Payable for Fund Shares Redeemed                  (61)
Payable for Administrative Fees                   (15)
Payable for Investment Advisory Fees             (159)
Payable for Trustees' Deferred Compensation        (5)
Other Liabilities                                 (19)
                                             --------
                                                1,054
-----------------------------------------------------
NET ASSETS (100%)                            $223,599
-----------------------------------------------------

                                              VALUE
                                              (000)!
=====================================================

INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 21,335,955 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)               $223,599
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  10.48
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                              $224,279
Undistributed Net Investment Income (Loss)      3,334
Undistributed Realized Net Gain (Loss)         (3,860)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                            11
  Futures                                        (165)
-----------------------------------------------------
NET ASSETS                                   $223,599
-----------------------------------------------------
!      See Note A1 to Financial Statements.
!!     A portion of these securities was pledged to cover
       margin requirements for future contracts.
(+)    144A security. Certain conditions for public sale
       may exist.
+      Moody's Investors Service, Inc. rating. Security is
       not rated by Standard & Poor's Corporation.
++     Fitch rating. Security is not rated by Standard &
       Poor's Corporation or Moody's Investors Service,
       Inc.
##     Variable or Floating rate security-rate disclosed
       is as of March 31, 1998.
CMO    Collateralized Mortgage Obligation
N/R    Not rated by Moody's Investors Service, Inc.,
       Standard & Poor's Corporation or Fitch.
PAC    Planned Amortization Class
REMIC  Real Estate Mortgage Investment Conduit


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SPECIAL PURPOSE FIXED
INCOME PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Special Purpose Fixed Income Portfolio is designed for use as part of a balanced investment program. MAS constructs a diversified fund with a maturity and duration structure reflecting long-term views on interest rates and inflation. MAS selects investments in U.S. Treasuries, agencies, corporate bonds, mortgages, foreign and other fixed-income securities based upon relative value in the marketplace.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                      MAS SPECIAL PURPOSE     SALOMON
                         FIXED INCOME       BROAD INDEX
                      ---------------------------------

SIX MONTHS                    3.78%             4.60%
ONE YEAR                     11.67             11.98
FIVE YEARS                    8.27              7.00
SINCE INCEPTION               9.67              8.04


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

* The Special Purpose Fixed Income Portfolio commenced operations on 3/31/92. Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index. Returns for periods less than one year are cumulative.

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (82.2%)



-----------------------------------------------------
                          RATINGS    FACE
                         (STANDARD  AMOUNT    VALUE
MARCH 31, 1998           & POOR'S)  (000)     (000)!
-----------------------------------------------------

ADJUSTABLE RATE MORTGAGES (8.9%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 8/20/27-11/20/27   Tsy   $ 48,517  $ 49,224
-----------------------------------------------------
AGENCY FIXED RATE MORTGAGES (5.4%)
Federal Home Loan
  Mortgage Corporation
  May TBA
   6.50%, 5/15/28            Agy   $  4,000  $  3,956
Federal National
  Mortgage Association
  May TBA
   6.50%, 8/15/24-5/15/28    Agy     26,150    25,830
-----------------------------------------------------
GROUP TOTAL                                    29,786
-----------------------------------------------------
ASSET BACKED CORPORATES (12.0%)
Advanta Mortgage Loan
  Trust, Series 97-3 A2
   6.61%, 4/25/12            AAA        125       125
ALPS,
  Series:
  94-1 A4 CMO
   7.80%, 9/15/04            AA       1,550     1,584
  94-1 C2 CMO
   9.35%, 9/15/04            BBB      1,915     1,949
Arcadia Automobile
  Receivables Trust,
  Series:
  97-C A4
   6.375%, 1/15/03           AAA      2,660     2,677
  97-D A3
   6.20%, 5/15/03            AAA      2,000     2,004
  98-A A3
   5.90%, 11/15/02           AAA      2,875     2,866
CIT Group Home Equity Loan
  Trust, Series 97-1 A3
   6.25%, 9/15/11            AAA      1,400     1,401
(+) Credit Card Receivables
  Trust, Series 98-1A
   6.478%, 12/22/04          AAA      1,344     1,341
Daimler Benz Auto Grantor
  Trust, Series 97-A
   6.05%, 3/31/05            AAA      1,830     1,830
Empire Funding Home Loan
  Owner Trust, Series 97-4
  A2
   7.16%, 5/25/12            AAA      2,200     2,224
(+) Federal Mortgage
  Acceptance Corp., Loan
  Receivables Trust, Series
  96-B A1
   7.629%, 11/1/18           A        1,251     1,273


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SPECIAL PURPOSE FIXED
INCOME PORTFOLIO (UNAUDITED)



                         RATINGS      FACE
                        (STANDARD    AMOUNT    VALUE
(CONT'D)                & POOR'S)    (000)     (000)!
-----------------------------------------------------

First Plus Home Loan Trust,
  Series:
  97-3 A2
   6.48%, 9/10/08            AAA   $  1,445  $  1,448
  97-3 A3
   6.57%, 10/10/10           AAA      1,430     1,436
  97-4 A2
   6.30%, 8/10/09            AAA      1,550     1,549
  97-4 A3
   6.40%, 8/10/11            AAA      1,350     1,350
  98-1 A3
   6.04%, 10/10/13           AAA      2,575     2,552
First Security Auto Grantor
  Trust, Series 97-B A
   6.10%, 4/15/03            AAA      3,188     3,193
Ford Credit Auto Owner
  Trust, Series 97-B A3
   6.05%, 4/15/01            AAA      4,150     4,160
Green Tree Financial Corp.,
  Series:
  97-7 A3
   6.18%, 9/15/09            AAA      1,975     1,976
  98-2 A3
   6.05%, 10/1/07            AAA      3,000     2,994
Honda Auto Receivables
  Grantor Trust,
  Series:
  97-A A
   5.85%, 2/15/03            AAA      3,296     3,292
  97-B A
   5.95%, 5/15/03            AAA        184       184
IMC Home Equity Loan Trust,
  Series 98-1 A2
   6.31%, 12/20/12           AAA      2,325     2,318
(+) Long Beach Acceptance
  Auto Grantor Trust,
  Series 97-2 A
   6.69%, 9/25/04            AAA      1,570     1,573
NAL Auto Trust, Series 96-4
  A
   6.90%, 12/15/00           N/R          4         4
(+) National Car Rental
  Financing Ltd., Series
  96-1 A4
   7.35%, 10/20/03           N/R      1,650     1,710
Nissan Auto Receivables
  Grantor Trust, Series
  97-A A
   6.15%, 2/15/03            AAA      3,449     3,454
(+) Rental Car Finance
  Corp., Series 97-1 A2
   6.45%, 4/25/03            AA       2,925     2,932
(+) Securitized Multiple
  Asset Rated Trust, Series
  97-3 A1
   7.71%, 4/15/06            A        1,361     1,367
Security Pacific Home
  Equity Trust, Series 91-A
  B
   10.50%, 3/10/06           A+         315       314
(+) Team Fleet Financing
  Corp., Series 96-1A
   6.65%, 12/15/02           A-       1,125     1,134
WFS Financial Owner Trust,
  Series:
  97-C A3
   6.10%, 3/20/02            AAA   $  2,610  $  2,611
  98-A3
   5.90%, 5/20/02            AAA      2,875     2,870
World Omni Automobile Lease
  Securitization Trust,
  Series 97-B A2
   6.08%, 11/25/03           AAA      2,750     2,753
-----------------------------------------------------
GROUP TOTAL                                    66,448
-----------------------------------------------------

                         RATINGS      FACE
                        (STANDARD    AMOUNT    VALUE
                        & POOR'S)    (000)     (000)!
-----------------------------------------------------

ASSET BACKED MORTGAGES (1.6%)
Champion Home Equity Loan
  Trust, Series 96-2 A4
   8.00%, 9/25/28            AAA      2,105     2,202
Cityscape Home Equity Loan
  Trust,
  Series:
  96-3 A IO
   1.00%, 10/25/26           N/R     35,167       841
  ++ 96-3 A YMA 10/25/26     N/R     28,363        38
  sec. 96-3 A8
   7.65%, 8/25/26 (acquired
   8/9/96, cost $2,193)      AAA      2,200     2,234
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-3 A7
   8.04%, 9/15/27            AAA      2,150     2,245
  96-4 A11 I IO
   1.10%, 1/15/28            AAA     22,482       574
  (+) 96-4 A11 I YMA
   1/15/28                   AAA     22,482        32
  96-4 A12 I IO
   1.05%, 1/15/28            AAA      6,063       154
  (+) 96-4 A12 I YMA
   1/15/28                   AAA      6,063         9
  97-1 A10 I IO
   1.10%, 3/15/28            AAA     27,920       735
  (+) 97-1 A10 I YMA
   3/15/28                   AAA     27,920        39
-----------------------------------------------------
GROUP TOTAL                                     9,103
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY
  COLLATERAL SERIES (1.6%)
Federal Home Loan Mortgage
  Corporation,
  Series:
  88-22 C PAC (11)
   9.50%, 4/15/20            Agy         41        45
  1415-S Inv Fl IO
   18.50%, 11/15/07          Agy        900       402


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                        RATINGS       FACE
                       (STANDARD     AMOUNT    VALUE
                       & POOR'S)     (000)     (000)!
-----------------------------------------------------

  1476-S Inv Fl IO REMIC
    PAC
   4.26%, 2/15/08            Agy   $  8,417  $    941
  1485-S Inv Fl IO REMIC
   3.85%, 3/15/08            Agy      7,614       691
  1600-SA Inv Fl IO REMIC
   2.25%, 10/15/08           Agy     17,239       955
  1709-H PO REMIC
   1/15/24                   Agy        237       145
  1813-K PO REMIC
   2/15/24                   Agy        240       194
  1844-PC PO REMIC
   3/15/24                   Agy        435       322
  1887-I PO REMIC
   10/15/22                  Agy        255       194
Federal National Mortgage
  Association,
  Series:
  92-186 S Inv Fl IO REMIC
   3.26%, 10/25/07           Agy     15,716     1,273
  93-149 O PO REMIC
   8/25/23                   Agy        328       239
  93-205 G PO REMIC
   9/25/23                   Agy        853       608
  93-205 H PO REMIC
   9/25/23                   Agy      2,357     1,228
  93-235 H PO REMIC
   9/25/23                   Agy        311       267
  96-14 PC PO
   12/25/23                  Agy        415       279
  96-46 PB PO REMIC
   9/25/23                   Agy        425       319
  96-54 O PO
   11/25/23                  Agy        335       231
  96-68 SC Inv Fl IO REMIC
   2.35%, 1/25/24            Agy      4,050       502
-----------------------------------------------------
GROUP TOTAL                                     8,835
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- NON-AGENCY
  COLLATERAL SERIES (5.2%)
American Housing Trust,
  Series:
  IV 2
   9.553%, 9/25/20           A          277       290
  V 1G
   9.125%, 4/25/21           AAA      1,504     1,593
Chemical Mortgage
  Securities, Inc., Series
  93-1 M
   7.45%, 2/25/23            AA         223       225
sec. First Boston Mortgage
  Corp., Series 92-4 B1
   8.125%, 10/25/22
   (acquired 1/26/93, cost
   $1,038)                   A        1,087     1,131
(+) GE Capital Mortgage
  Services, Inc., Series
  94-13 B1
   6.50%, 4/25/24            N/R      5,248     5,061

                         RATINGS     FACE
                        (STANDARD   AMOUNT    VALUE
                        & POOR'S)   (000)     (000)!
-----------------------------------------------------

+ Independent National
  Mortgage Corp., Series
  94-O B1
   7.875%, 9/25/24           A2    $  2,507  $  2,629
sec.## Kidder Peabody
  Funding Corp., Series
  92-4 B2
   8.467%, 5/28/22
   (acquired 8/5/92, cost
   $723)                     N/R        722       722
Mid-State Trust II, Series
  88-2 A4
   9.625%, 4/1/03            AAA        725       781
Prudential Home Mortgage
  Securities Co., Inc.,
  Series:
  90-5 A3
   9.50%, 5/25/05            AAA        106       106
  (+)+ 92-A 2B4
   7.90%, 4/28/22            A1       2,598     2,548
  (+)++# 94-A 3B3
   6.803%, 4/28/24           A        3,137     3,069
Residential Accredit Loans
  Inc.,
  Series:
  + 97-QS1 A11
   7.50%, 2/25/27            Aaa      2,600     2,640
  97-QS2 A8
   7.75%, 3/25/27            AAA      1,200     1,239
  97-QS4 A7
   7.75%, 5/25/27            AAA      2,300     2,365
  97-QS12 A7
   7.25%, 11/25/27           AAA      2,344     2,357
Rural Housing Trust, Series
  87-1 B1 REMIC
   3.33%, 10/1/28            A-         368       354
## Ryland Mortgage
  Securities Corp. III,
  Series 92-A 1A
   8.27%, 3/29/30            A-       1,690     1,719
-----------------------------------------------------
GROUP TOTAL                                    28,829
-----------------------------------------------------
COMMERCIAL MORTGAGES (10.1%)
+ American Southwest
  Financial Securities
  Corp., Series 95-C1 A1B
   7.40%, 11/17/04           Aaa      2,150     2,224
Asset Securitization Corp.,
  Series:
  95-MD4 A1
   7.10%, 8/13/29            AAA      4,752     4,942
  (+)+ 96-D3 A1C
   7.40%, 10/13/26           Aaa      1,850     1,969
  96-MD6 A1C
   7.04%, 11/13/26           AAA      1,950     2,033
Beverly Finance Corp.
  Series 94-1
   8.36%, 7/15/04            AA-      2,300     2,478
(+) Carousel Center
  Finance, Inc., Series 1
  A1
   6.828%, 11/15/07          AA       1,650     1,678


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SPECIAL PURPOSE FIXED
INCOME PORTFOLIO (UNAUDITED)



                         RATINGS     FACE
                        (STANDARD   AMOUNT    VALUE
(CONT'D)                & POOR'S)   (000)     (000)!
-----------------------------------------------------

(+) Creekwood Capital
  Corp., Series 95-1A
   8.47%, 3/16/15            AA    $  1,680  $  1,903
(+) Crystal Run Properties,
  Series A
   7.393%, 8/15/11           AA       2,250     2,404
(+) DLJ Mortgage Acceptance
  Corp.,
  Series:
  96-CF2 A1B
   7.29%, 11/12/21           AAA        575       603
  ++## 96-CF2 S IO
   1.641%, 11/12/21          AAA      5,960       496
First Union-Lehman Brothers
  Commercial Mortgage
  Trust,
  Series:
  + 97-C1 A2
   7.30%, 12/18/06           Aaa      2,600     2,730
  97-C2 A3
   6.65%, 12/18/07           AAA      2,650     2,692
+## GMAC Commercial
  Mortgage Securities,
  Inc.,
  Series:
  96-C1 X2 IO
   1.917%, 3/15/21           Aaa      8,914       748
  97-C2 X IO
   1.102%, 4/15/27           Aaa     22,968     1,745
+ GS Mortgage Securities
  Corp. II,
  Series:
  97-GL A2D
   6.94%, 7/13/30            Aaa      2,475     2,570
  ## 97-GL X2 IO
   0.930%, 7/13/30           Aaa      5,973       309
J.P. Morgan Commercial
  Mortgage Finance Corp.,
  Series 97-C5 A2
   7.069%, 9/15/29           AAA      2,200     2,311
+## LB Commercial Conduit
  Mortgage Trust,
  Series:
  96-C2 A
   7.424%, 10/25/26          Aaa      2,237     2,343
  98-C1 IO
   1.199%, 2/18/28           Aaa     21,825     1,460
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  96-C2 A2
   6.82%, 11/21/28           AAA        950       972
  ++## 96-C2 IO
   1.538%, 11/21/28          AAA      9,847       830
+ Midland Realty Acceptance
  Corp., Series 96-C2 A2
   7.233%, 1/25/29           Aaa      1,625     1,699
+ Mortgage Capital Funding,
  Inc.,
  Series:
  97-MC1 A3
   7.288%, 7/20/27           Aaa      2,900     3,039

                         RATINGS      FACE
                        (STANDARD    AMOUNT    VALUE
                        & POOR'S)    (000)     (000)!
-----------------------------------------------------

  97-MC2 A2
   6.664%, 9/20/07           Aaa   $  3,200  $  3,244
Nomura Asset Securities
  Corp., Series 94-MD1 A3
   8.026%, 3/15/18           N/R      1,200     1,264
(+) Park Avenue Finance
  Corp., Series 97-C1 A1
   7.58%, 5/12/07            N/R      1,029     1,085
(+) Prime Property Funding,
  Series 1 A
   6.633%, 7/23/03           AA       1,519     1,538
+ Salomon Brothers Mortgage
  Securities, Series 97-TZH
  A2
   7.174%, 3/24/22           Aa2      1,250     1,296
(+) Stratford Finance Corp.
   6.776%, 2/1/04            AA       2,300     2,301
++## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1A IO
   1.431%, 2/25/28           AAA     13,039       306
  96-CFL X1 IO
   1.42%, 2/25/28            AAA     14,416       777
  96-CFL X2 IO
   1.225%, 2/25/28           AAA      3,694       103
-----------------------------------------------------
GROUP TOTAL                                    56,092
-----------------------------------------------------
ENERGY (0.9%)
(+) ESI Tractebel
  Acquisition Corp.
   7.99%, 12/30/11           BB         710       704
(+) Excel Paralubes Funding
   7.43%, 11/1/15            A-       1,925     1,995
Mobile Energy Services
   8.665%, 1/1/17            BBB-     1,878     2,008
-----------------------------------------------------
GROUP TOTAL                                     4,707
-----------------------------------------------------
FINANCE (8.6%)
(+) Anthem Insurance Cos.,
  Inc., Series A
   9.00%, 4/1/27             BBB+     1,490     1,597
(+) BankAmerica
  Institutional, Series A
   8.07%, 12/31/26           A-       2,925     3,116
(+) BT Institutional
  Capital Trust, Series A
   8.09%, 12/1/26            BBB+     2,535     2,630
(+) Equitable Life
  Assurance Society of the
  U.S., Series 1A
   6.95%, 12/1/05            A        2,740     2,811
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24            BBB+     2,200     2,546
(+) First Chicago NBD
  Corp., Series A
   7.95%, 12/1/26            A-       2,750     2,884


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                         RATINGS     FACE
                        (STANDARD   AMOUNT    VALUE
                         & POOR'S)   (000)     (000)!
-----------------------------------------------------

First Union Institutional
  Capital, Series I
   8.04%, 12/1/26            BBB+  $  2,950  $  3,129
(+) Florida Property &
  Casualty
   7.375%, 7/1/03            A-         750       779
(+) Florida Windstorm
   6.70%, 8/25/04            A-       3,050     3,070
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23            AA-      2,250     2,239
(+) Nationwide Mutual Life
  Insurance Co.
   7.50%, 2/15/24            A+       2,300     2,302
NB Capital Trust
   8.25%, 4/15/27            A-       1,010     1,105
(+) New York Life Insurance
  Co.
   7.50%, 12/15/23           AA       1,075     1,088
PNC Institutional Capital,
  Series A
   7.95%, 12/15/26           BBB+     2,675     2,802
(+) Prime Property Funding
  II
   7.00%, 8/15/04            A        2,070     2,099
(+) Prudential Insurance
  Co.
   8.30%, 7/1/25             A          505       564
(+) State Street
  Institutional Capital,
  Series:
  A
   7.94%, 12/30/26           A        1,350     1,436
  B
   8.035%, 3/15/27           A        1,000     1,073
Washington Mutual Capital,
   8.375%, 6/1/27            BBB-     1,375     1,484
Washington Mutual, Inc.,
  Series A
   8.206%, 2/1/27            BBB-       255       271
(+) Wells Fargo Capital,
  Series A
   8.125%, 12/1/26           BBB      2,900     3,072
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13             AA-      3,061     3,145
  96 WFP-D
   6.95%, 9/1/13             AA-      2,050     2,118
-----------------------------------------------------
GROUP TOTAL                                    47,360
-----------------------------------------------------

                          RATINGS    FACE
                        (STANDARD   AMOUNT    VALUE
                        & POOR'S)   (000)     (000)!
-----------------------------------------------------
FOREIGN GOVERNMENTS (1.3%)
Government of Germany
   7.375%, 12/2/02           AAA   DEM 12,100   7,313
-----------------------------------------------------
INDUSTRIALS (4.3%)
American Standard Cos.
   7.375%, 2/1/08            BB-   $  1,450     1,426
Columbia/HCA Healthcare
   7.58%, 9/15/25            BBB      1,210     1,099
   9.00%, 12/15/14           BBB        830       867
DR Structured Finance,
  Series:
  93-K1 A1
   6.66%, 8/15/10            BB    $    469  $    437
  93-K1 A2
   7.43%, 8/15/18            BB         275       242
  94-K1 A2
   8.375%, 8/15/15           BB       1,075     1,056
  94-K2 A2
   9.35%, 8/15/19            BB       1,335     1,386
Fred Meyer, Inc.
   7.375%, 3/1/05            BB+      3,065     3,071
News America Holdings
   8.875%, 4/26/23           BBB-     1,825     2,141
(+) Oxymar
   7.50%, 2/15/16            BBB      1,590     1,618
!! Paramount
  Communications, Inc.
   8.25%, 8/1/22             BB+      3,295     3,389
Philip Morris Cos., Inc.
   7.00%, 7/15/05            A        1,110     1,136
Rhone-Poulenc Rorer, Inc.,
  Series 92-A 3
   8.62%, 1/5/21             BBB-     2,300     2,538
Scotia Pacific Holding Co.
   7.95%, 7/20/15            BBB      1,642     1,716
Southland Corp.
   5.00%, 12/15/03           BB+      1,813     1,586
-----------------------------------------------------
GROUP TOTAL                                    23,708
-----------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (0.5%)
First Federal Savings &
  Loan Association, Series
  92-C
   8.75%, 6/1/06             AA          42        43
## Resolution Trust Corp.,
  Series 92-5 C
   8.617%, 1/25/26           AA       1,114     1,113
Ryland Acceptance Corp. IV,
  Series 79-A
   6.65%, 7/1/11             AA       1,439     1,395
sec. Shearson American
  Express, Series A CMO
   9.625%, 12/1/12
   (acquired
   8/24/92-5/25/93,
   cost $234)                AA         234       242
-----------------------------------------------------
GROUP TOTAL                                     2,793
-----------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SPECIAL PURPOSE FIXED
INCOME PORTFOLIO (UNAUDITED)



                          RATINGS   FACE
                        (STANDARD  AMOUNT    VALUE
(CONT'D)                & POOR'S)  (000)     (000)!
-----------------------------------------------------

STRIPPED MORTGAGE BACKED SECURITIES- AGENCY
COLLATERAL SERIES (1.7%)
Federal National Mortgage
  Association,
  Series:
  249 1 PO
   10/25/23                  Agy   $  7,436  $  5,211
  260 1 PO
   4/1/24                    Agy      1,512     1,168
  282 1 PO
   9/1/25                    Agy      4,198     3,096
-----------------------------------------------------
GROUP TOTAL                                     9,475
-----------------------------------------------------
TELEPHONES (1.1%) CSC Holdings Inc.
   7.875%, 12/15/07          BB+      1,740     1,792
Lenfest Communications,
  Inc.
   (+) 7.625%, 2/15/08       BB+        745       747
   8.375%, 11/1/05           BB+        395       412
(+)# Qwest Communications
  Inc.
   0.00%, 2/1/08             B+       2,475     1,745
# Teleport Communications
  Group, Inc.
   0.00%, 7/1/07             B+       1,855     1,595
-----------------------------------------------------
GROUP TOTAL                                     6,291
-----------------------------------------------------
TRANSPORTATION (0.9%)
Continental Airlines,
  Series 98-1 A
   6.648%, 9/15/17           AA+      2,285     2,283
(+) Jet Equipment Trust,
  Series 95-C
   10.69%, 5/1/15            BBB      2,200     2,863
-----------------------------------------------------
GROUP TOTAL                                     5,146
-----------------------------------------------------
U.S. TREASURY SECURITIES (9.8%)
U.S. Treasury Notes
   3.375%, 1/15/07
     (Inflation Indexed)     Tsy     18,835    18,258
   3.625%, 7/15/02
     (Inflation Indexed)     Tsy      8,402     8,318
   3.625%, 1/15/08
     (Inflation Indexed)     Tsy     11,550    11,413
   6.25%, 4/30/01            Tsy     10,000    10,169
   6.375%, 3/31/01           Tsy      6,000     6,118
-----------------------------------------------------
GROUP TOTAL                                    54,276
-----------------------------------------------------

                           RATINGS   FACE
                          (STANDARD AMOUNT    VALUE
                          & POOR'S) (000)     (000)!
-----------------------------------------------------

UTILITIES (0.8%) CalEnergy Co., Inc.
   7.63%, 10/15/07           BB+   $  1,730  $  1,728
CMS Energy Corp, Series B
   7.375%, 11/15/00          BB       1,255     1,268
(+) Edison Mission Energy
  Funding Corp., Series B
   7.33%, 9/15/08            BBB      1,325     1,375
-----------------------------------------------------
GROUP TOTAL                                     4,371
-----------------------------------------------------
YANKEE (7.5%)
(+) Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08           BBB      2,643     2,650
(+) AST Research, Inc.
   7.45%, 10/1/02            B+       2,395     2,148
(+) Glencore Nickel
  Property, Ltd.
   9.00%, 12/1/14            BB+      1,605     1,591
Grupo Minero Mexicano SA de
  CV, Series A
   8.25%, 4/1/08             BB       1,525     1,513
(+) Hutchison Whampoa
  Financial, Series B
   7.45%, 8/1/17             A+       1,870     1,719
(+) Hyundai Semiconductor
  America
   8.625%, 5/15/07           BB       1,500     1,198
(+) Israel Electric Corp.,
  Ltd
   7.25%, 12/15/06           A-         575       585
   7.75%, 12/15/27           A-       1,590     1,614
Korea Development Bank
   7.375%, 9/17/04           BB+      2,750     2,495
National Power Corp.
   7.875%, 12/15/06          BB+      1,600     1,455
   8.40%, 12/15/16           BB+      1,490     1,296
(+) Oil Purchase Co.
   7.10%, 10/31/02           BBB      2,200     2,202
(+) Paiton Energy Funding
   9.34%, 2/15/14            CCC      1,900       912
(+) Petroliam Nasional Bhd.
   7.125%, 10/18/06          A+       2,250     2,095
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17             BBB      2,445     2,561
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14           BBB+     3,600     3,727
(+) Reliance Industries
  Ltd.
   8.25%, 1/15/27            BB+        400       374
   9.375%, 6/24/26           BB+        400       401
# Republic of Argentina
  Par, Series L
   5.75%, 3/31/23            BB       4,700     3,593
Republic of Colombia
   8.70%, 2/15/16            BBB-     2,540     2,486
Rogers Cablesystems Ltd.
   10.00%, 3/15/05           BB+      1,450     1,624
(+) Samsung Electronics Co.
   7.45%, 10/1/02            B+         330       296


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           RATINGS   FACE
                          (STANDARD AMOUNT    VALUE
                          & POOR'S) (000)     (000)!
-----------------------------------------------------

United Mexican States
 Par Bond,
 Series:
  A
   6.25%, 12/31/19           BB    $  2,040  $  1,725
  B
   6.25%, 12/31/19           BB       1,750     1,480
-----------------------------------------------------
GROUP TOTAL                                    41,740
-----------------------------------------------------
TOTAL FIXED INCOME SECURITIES
 (Cost $446,790)                              455,497
-----------------------------------------------------
PREFERRED STOCKS (2.5%)
-----------------------------------------------------
                                     SHARES
                                     ------
MORTGAGE-OTHER (1.9%)
(+)+ Home Ownership Funding
  Corp.
   13.331%                   Aaa     11,000    10,550
-----------------------------------------------------
INDUSTRIALS (0.6%)
(+) Entertainment
  Properties
   14.253%                   BBB-     2,100     1,956
Tier One Properties
   11.095%                   A          975       939
Time Warner, Inc., Series M
   10.25%                    BB+        223       250
-----------------------------------------------------
GROUP TOTAL                                     3,145
-----------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $14,314)          13,695
-----------------------------------------------------
RIGHTS (0.0%)
-----------------------------------------------------
MISC-INDUSTRIAL (0.0%)
*@ United Mexican States
  Recovery Rights, expiring
  6/30/03 (Cost $0)          N/R   2,913,250       --
-----------------------------------------------------
STRUCTURED INVESTMENT (0.2%)-SEE NOTE A7
-----------------------------------------------------

                                      FACE
                                     AMOUNT
                                      (000)
                                    --------
Morgan Guaranty Trust Company, 11/20/05; monthly
  payments equal to 1% per annum of the outstanding
  notional balance, indexed to GNMA ARM pools
  (Cost $1,556)             N/R   $ 35,001       814
-----------------------------------------------------

                           RATINGS   FACE
                          (STANDARD AMOUNT    VALUE
                          & POOR'S) (000)     (000)!
-----------------------------------------------------

INTEREST RATE CAP (0.0%)-SEE NOTE A6
-----------------------------------------------------
J.P. Morgan and Co.,
  terminating 10/15/99, to
  receive on 10/15/99 the
  excess, as measured on
  10/15/98, of 12 month
  LIBOR over 6.34%
  multiplied by the
  notional amount (Premium
  Paid $492)                 AA-   $116,600  $    109
-----------------------------------------------------
CASH EQUIVALENTS (24.3%)
-----------------------------------------------------
Short-term Investments Held as
  Collateral for Loaned
  Securities (5.1%)                  28,238    28,238
-----------------------------------------------------
CASH INVESTMENTS-MORTGAGE (16.0%)
Federal Home Loan Mortgage
  Corporation Conventional
  Pools:
   10.50%, 9/1/09-3/1/27     Agy      4,514     4,972
   11.00%, 12/1/10-9/1/20    Agy      2,139     2,411
   11.75%, 12/1/17           Agy         81        93
  Gold Pools:
   10.50%, 11/1/15-4/1/21    Agy        676       755
  Series:
  ## 1933-FM REMIC
   6.50%, 3/15/25            Agy        617       620
  ## 1933-FO REMIC
   6.50%, 3/15/25            Agy      1,075     1,081
  ## 2040-FC
   5.975%, 2/15/23           Agy      2,900     2,908
Federal National Mortgage
  Association Various
  Pools:
   9.50%, 8/1/22-2/1/27      Agy      3,262     3,569
   10.00%, 11/1/18-5/1/22    Agy      3,475     3,850
   10.50%, 8/1/15-4/1/22     Agy      4,173     4,705
   11.00%, 11/1/20           Agy        275       311
   12.00%, 11/1/15           Agy      2,801     3,233
   12.50%, 9/1/15            Agy        293       343
  Series:
  ## 94-50 FD REMIC 6.20%,
    3/25/24                  Agy      2,134     2,141
  ## 97-43 FM REMIC
   6.25%, 7/18/27            Agy      1,771     1,782
  ## 97-70 FA REMIC, PAC
    (11)
   6.20%, 7/18/20            Agy      1,405     1,413
  ## 97-76 FM
   6.20%, 9/17/27            Agy      1,875     1,889
  ## 97-76 FN
   6.15%, 9/17/27            Agy      1,840     1,850
  ## 98-22 FA REMIC
   6.025%, 4/18/28           Agy      6,400     6,414
Government National
  Mortgage Association
  Adjustable Rate
  Mortgages:
   7.00% 2/20/25-3/20/25     Tsy      6,650     6,783


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SPECIAL PURPOSE FIXED
INCOME PORTFOLIO (UNAUDITED)



                         RATINGS     FACE
                       (STANDARD    AMOUNT    VALUE
(CONT'D)               & POOR'S)    (000)     (000)!
-----------------------------------------------------

   7.375% 4/20/25-6/20/25    Tsy   $ 12,452  $ 12,701
  Various Pools:
   10.00%, 2/15/16-12/25/26  Tsy      9,113    10,126
   10.50%, 10/15/15-5/15/26  Tsy      3,642     4,108
   11.00%, 1/15/10-5/15/26   Tsy      5,712     6,548
   12.00%, 3/15/11-4/15/14   Tsy         43        50
   12.50%, 6/15/10           Tsy        102       118
  April TBA
   10.00%, 4/15/28           Tsy      3,475     3,857
-----------------------------------------------------
GROUP TOTAL                                    88,631
-----------------------------------------------------
DISCOUNT NOTE (2.7%)
Federal Home Loan Mortgage
  Corporation 4/10/98        Agy     15,000    14,980
-----------------------------------------------------
REPURCHASE AGREEMENT (0.5%)
Chase Securities, Inc. 5.75%
  dated 3/31/98, due 4/1/98, to
  be repurchased at $2,692,
  collateralized by various U.S.
  Government Obligations, due
  4/1/98-11/15/99, valued at
  $2,700                              2,692     2,692
-----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $134,284)        134,541
-----------------------------------------------------
TOTAL INVESTMENTS (109.2%) (Cost $597,436)    604,656
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-9.2%)
Cash                                                1
Dividends Receivable                              474
Interest Receivable                             5,858
Receivable for Investments Sold                56,927
Receivable for Fund Shares Sold                    83
Unrealized Gain on Forward Foreign Currency
  Contracts                                       259
Unrealized Gain on Swap Agreements                 80
Other Assets                                       21
Payable for Investments Purchased             (85,520)
Payable for Fund Shares Redeemed                 (200)
Payable for Administrative Fees                   (38)
Payable for Investment Advisory Fees             (495)
Payable for Daily Variation on Futures
  Contracts                                      (100)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                     (18)
Collateral on Securities Loaned, at Value     (28,238)
Other Liabilities                                 (50)
                                             --------
                                              (50,956)
-----------------------------------------------------
NET ASSETS (100%)                            $553,700
-----------------------------------------------------

                                              VALUE
                                              (000)!
=====================================================

INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 44,938,676 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)               $553,700
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  12.32
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                              $534,348
Undistributed Net Investment Income (Loss)     10,059
Undistributed Realized Net Gain (Loss)          1,802
Unrealized Appreciation (Depreciation) on:
  Investment Securities                         7,220
  Foreign Currency Transactions                   256
  Futures and Swaps                                15
-----------------------------------------------------
NET ASSETS                                   $553,700
-----------------------------------------------------
sec.   Restricted Security-Total market value of restricted
       securities owned at March 31, 1998 was $4,329 or 0.8%
       of net assets.
!      See Note A1 to Financial Statements.
*      Non-income producing security
(+)    144A security, certain conditions for public sale
       may exist.
!!     A portion of these securities was pledged to cover
       margin requirements for future contracts.
+      Moody's Investors Service, Inc. rating. Security is
       not rated by Standard & Poor's Corporation.
++     Fitch rating. Security is not rated by Standard &
       Poor's Corporation or Moody's Investors Service,
       Inc.
#      Step Bond-Coupon rate increases in increments to
       maturity. Rate disclosed is as of March 31, 1998.
       Maturity date disclosed is the ultimate maturity
       date.
##     Variable or floating rate security-rate disclosed
       is as of March 31, 1998.
@      Value is less than $500.
DEM    German Mark
Inv
  Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at March 31, 1998.
IO     Interest Only
N/R Not rated by Moody's Investors Service, Inc, Standard & Poor's Corporation or Fitch.
PAC    Planned Amortization Class
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See Note
       A8 to Financial Statements.
YMA    Yield Maintenance Agreement


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MUNICIPAL
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Municipal Portfolio invests in debt obligations issued by state and local governments or their agencies and in other fixed-income securities. Portfolio structure reflects three key elements: duration, sector selection and security selection. Duration varies depending on Miller Anderson & Sherrerd's outlook for changes in interest rates, becoming longer than the benchmark index in periods when MAS expects rates to fall and shorter in periods when MAS expects them to rise. Investments in individual securities and sectors reflect MAS's views on the risks and rewards available in the various bonds offered in the market. Normally, at least 80% of the Portfolio will be invested in municipal securities. Taxable securities are included only in cases where MAS believes they will improve the fund's risk/reward profile on an after-tax basis.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                         MAS       LEHMAN 5 YEAR    LEHMAN 10 YEAR
                      MUNICIPAL   MUNICIPAL INDEX   MUNICIPAL INDEX
                      ---------------------------------------------

SIX MONTHS              3.55%          2.87%              3.65%
ONE YEAR                9.78           7.64              10.39
FIVE YEARS              7.43           5.54               6.92
SINCE INCEPTION         7.89           5.80               7.40


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

The Portfolio was initially focused on long-term securities. On April 15, 1996, the Portfolio's investment policies were changed by shareholder vote to emphasize fixed-income securities of shorter duration. The Portfolio's performance pattern may have been affected by this change.

* The Municipal Portfolio commenced operations on 10/1/92. Total returns are compared to the Lehman 5 Year Municipal Index and the Lehman 10 Year Municipal Index, both unmanaged market indices. Returns for periods less than one year are cumulative.

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (85.9%)

-----------------------------------------------------
                         RATINGS     FACE
MARCH 31,              (STANDARD    AMOUNT     VALUE
1998                   & POOR'S)     (000)    (000)!
-----------------------------------------------------

MUNICIPAL BONDS (81.8%)
Adelanto, CA School
  District (FGIC)
   Zero Coupon, 9/1/18       AAA   $   4,350  $ 1,507
Aldine, TX Independent
  School District (PSFG)
   Zero Coupon, 2/15/07      AAA         750      497
Allegheny County, PA
  Sanitation Authority,
  Series B (MBIA)
   Zero Coupon, 6/1/10       AAA       1,500      838
Arkansas State Development
  Finance Authority Home
  Mortgage Revenue Bonds,
  Series B-1
   4.90%, 7/1/29             AAA         725      731
Benicia, CA School District
  (MBIA)
   Zero Coupon, 8/1/11       AAA       3,480    1,806
California Housing &
  Finance Agency Revenue
  Bonds (MBIA)
   5.30%, 8/1/14             AAA         175      179
California School Finance
  Authority Lease Revenue
  Bonds,
  Series A (MBIA)
   6.70%, 7/1/02             AAA       1,305    1,376
California State Department
  of Veterans Affairs Home
  Purchase Revenue Bonds,
  Series A, TBA
  (AMBAC)
   4.90%, 12/1/18            AAA       1,675    1,672
California State
   Zero Coupon, 3/1/04       A+          375      291
Casino Reinvestment
  Development Authority,
  Series A (FSA)
   5.00%, 10/1/03            AAA       1,300    1,347
Center Township, PA Sewer
  Authority Revenue Bonds,
  Series A (MBIA)
   Zero Coupon, 4/15/19      AAA         855      286
Charleston County, SC
  Resource Recovery Revenue
  Bonds (AMBAC)
   5.15%, 1/1/09             AAA       1,000    1,024
Chicago, IL Wastewater
  Transmission Revenue
  Bonds (FGIC)
   5.125%, 1/1/03            AAA       1,300    1,350
Cleveland, OH Airport
  Special Revenue Bonds,
  TBA
   5.50%, 12/1/08            BB-         750      743


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MUNICIPAL
PORTFOLIO (UNAUDITED)

                         RATINGS     FACE
                       (STANDARD    AMOUNT     VALUE
(CONT'D)               & POOR'S)     (000)    (000)!
-----------------------------------------------------

Cleveland, OH City School
  District (AMBAC)
   4.80%, 6/1/03             AAA   $   1,300  $ 1,334
Colorado Health Facilities
  Revenue Bonds,
  Series A
   Zero Coupon, 7/15/20      AAA       1,000      305
Delaware County, PA
  Industrial Development
  Authority Revenue Bonds,
  Series A
   6.50%, 1/1/08             A           450      506
Elizabeth Forward, PA
  School District,
  Series B
   Zero Coupon
   9/1/08 (AMBAC)            AAA         425      262
   9/1/11 (MBIA)             AAA         850      440
Fort Bend, TX Independent
  School District (PSFG)
   Zero Coupon, 2/15/07      AAA       1,250      828
   2/15/08                   AAA         940      591
Georgia State Housing &
  Financing Authority,
  Series A A2
   5.875%, 12/1/19           AA+         160      166
Grand Prairie, TX
  Independent School
  District (PSFG)
   Zero Coupon, 8/15/07      AAA         750      486
Hamilton Southeastern, IN
  (AMBAC)
   Zero Coupon, 1/1/15       AAA       1,000      417
Harris County, TX Toll
  Road,
  Series A (MBIA)
   Zero Coupon, 8/15/07      AA+         475      308
Hawaii State Housing
  Finance & Development
  Corp., Single Family
  Mortgage Revenue Bonds,
  Series A
   4.90%, 7/1/28             AA          350      352
+ Hillsborough County, FL
  Housing & Finance
  Authority, Single Family
  Mortgage Revenue Bonds
   4.50%, 4/1/30             Aaa         725      736
Houston, TX Housing Finance
  & Development Corp.,
  Single Family Mortgage
  Revenue Bonds,
  Series B-1
   8.00%, 6/1/14             A           325      357
Houston, TX Independent
  School District (PSFG)
   Zero Coupon, 8/15/12      AAA         550      266

                         RATINGS     FACE
                       (STANDARD    AMOUNT     VALUE
                       & POOR'S)     (000)    (000)!
-----------------------------------------------------

Hurst Euless Bedford, TX
  Independent School
  District (PSFG)
   Zero Coupon,
   8/15/17                   AAA   $     965  $   349
   8/15/18                   AAA       1,100      377
+ Idaho Housing & Finance
  Association, Single
  Family Mortgage Revenue
  Bonds,
  Series:
  F
   5.70%, 7/1/27             Aaa         245      252
  H-2 (FHA)
   5.40%, 7/1/27             Aaa         500      510
Illinois Development
  Finance Authority Revenue
  Bonds (FGIC)
   Zero Coupon, 12/1/09      AAA       2,000    1,150
+ Indiana State Housing
  Finance Authority Revenue
  Bonds,
  Series A2 (AMBAC)
   5.55%, 1/1/21             Aaa         500      516
Indiana Transportation
  Finance Authority Highway
  Revenue Bonds (AMBAC)
   Zero Coupon, 12/1/16      AAA       1,695      637
Indianapolis Airport
  Authority Revenue Bonds
   7.10%, 1/15/17            BBB         375      422
Intermountain Power Agency,
  UT,
  Series:
  A
   Zero Coupon, 7/1/17       A+        1,750      641
  B (MBIA)
   6.50%, 7/1/09             AAA         875    1,017
  C (FSA)
   4.80%, 7/1/03             AAA       1,300    1,331
Iowa Finance Authority
  Single Family Revenue
  Bonds,
  Series G
   4.95%, 1/1/21             AAA         500      505
Jacksonville, FL Electric
  Authority Revenue Bonds
   Zero Coupon, 10/1/11      AA          325      169
Jefferson Parish, LA School
  Board Sales & Use Tax
  Revenue Bonds, TBA (FSA)
   Zero Coupon, 9/1/06       AAA       1,000      676
Kane & De Kalb Counties, IL
  Unit School District
  (AMBAC)
   Zero Coupon, 12/1/09      AAA         525      302
Kansas City, KA Utility
  Systems Revenue Bonds
  (AMBAC)
   Zero Coupon, 3/1/06       AAA         130       91
   Zero Coupon, 3/1/06       AAA          95       67
+ Keller, TX Independent
  School District (PSFG)
   Zero Coupon, 8/15/12      Aaa         800      387


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           RATINGS   FACE
                          (STANDARD AMOUNT     VALUE
                          & POOR'S)  (000)    (000)!
-----------------------------------------------------

Kentucky State Turnpike
  Authority (FGIC)
   Zero Coupon, 1/1/10       AAA   $     450  $   258
La Joya, TX Independent
  School District (PSFG)
   Zero Coupon, 8/1/12       AAA         645      312
+ Lehigh County, PA General
  Purpose Authority Revenue
  Bonds, Lehigh Valley
  Health Networks,
  Series C (MBIA)
   4.90%, 7/1/11             Aaa         920      912
Little Rock, AK Airport
  Passenger Facility
  Revenue Bonds (AMBAC)
   5.65%, 5/1/16             AAA         220      233
Maricopa County, AZ Unified
  School District-Chandler
  (FGIC)
   Zero Coupon, 7/1/07       AAA         250      163
Maryland Transportation
  Authority (FGIC)
   Zero Coupon, 7/1/08       AAA         250      157
Mercer County, NJ Revenue
  Bonds
   Zero Coupon, 4/1/06       AA-         350      246
Metropolitan Pier &
  Exposition Authority, IL,
  Series A (AMBAC)
   4.90%, 12/15/03           AAA       1,275    1,316
Metropolitan Government
  Nashville & Davidson
  County, TN Health &
  Education Facilities
  Board Revenue Bonds,
  Series A
   5.25%, 5/1/03             AA          900      942
Michigan State Housing
  Development Authority,
  Series B
   5.50%, 12/1/26            AA+         485      500
Michigan State Trunk Line,
  Series A (AMBAC)
   Zero Coupon
   10/1/05                   AAA         750      537
   10/1/12                   AAA       1,500      729
Midland, TX Independent
  School District (PSFG)
   Zero Coupon, 8/15/06      AAA         750      511
Millcreek Township, PA
  (FGIC)
   Zero Coupon, 8/15/05      AAA         325      234
Minnesota State Housing &
  Finance Agency, Single
  Family Mortgage Revenue
  Bonds,
  Series E
   5.05%, 7/1/24             AA+       1,300    1,321

                         RATINGS     FACE
                        (STANDARD   AMOUNT     VALUE
                        & POOR'S)    (000)    (000)!
-----------------------------------------------------

Mississippi Housing Finance
  Corp.
   Zero Coupon, 9/15/16      AA-   $   5,250  $ 2,017
Mobile, AL Industrial
  Development Board Solid
  Waste Disposal Revenue
  Bonds
   6.95%, 1/1/20             BBB-        180      202
Nebraska Investment Finance
  Authority Revenue Bonds,
  Series:
  B
   5.60%, 3/1/20             AAA         465      481
  D
   5.80%, 3/1/20             AAA         470      485
Nebraska Public Power
  District Revenue Bonds
   5.40%, 1/1/03             A+          200      210
+ Nevada Housing Division,
  Series C (FHA)
   5.65%, 4/1/27             Aaa         490      506
+ Nevada Housing Division
  Senior,
  Series A-2
   5.50%, 10/1/27            Aaa         340      349
New Jersey Economic
  Development Authority
   Zero Coupon, 3/15/09      A+          275      163
New Jersey State
   Zero Coupon, 2/15/06      AA+         500      351
New Mexico Mortgage Finance
  Authority,
  Series H
   5.35%, 7/1/15             AAA         485      500
New York City, NY
  Industrial Development
  Agency Revenue Bonds
  (FSA)
   6.00%, 11/1/15            AAA       1,575    1,683
## New York City, NY
  General Obligation
  Inverse Bonds
   20.509%, 10/1/03          BBB+        250      414
New York City, NY General
  Obligation,
  Series G (MBIA)
   5.00%, 8/1/12             AAA       1,000      996
New York State Dormitory
  Authority
   5.10%, 5/15/01            BBB+        250      257
   5.125%, 7/1/11 (FGIC)     AAA       1,000    1,014
+ New York State Mortgage
  Agency Revenue Bonds,
  Series 65
   5.00%, 4/1/20             Aa2       1,300    1,318
Noblesville, IN High School
  Building Corp. (AMBAC)
   Zero Coupon
   2/15/17                   AAA         900      333
   2/15/19                   AAA       1,850      615


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MUNICIPAL
PORTFOLIO (UNAUDITED)
                           RATINGS   FACE
                          (STANDARD AMOUNT     VALUE
(CONT'D)                  & POOR'S)  (000)    (000)!
-----------------------------------------------------

Norris, CA School District
  (MBIA)
   Zero Coupon
   5/1/15                    AAA   $     785  $   328
   5/1/16                    AAA         400      158
North Carolina Eastern
  Municipal Power Agency
  Revenue Bonds,
  Series:
  B
   6,125%, 1/1/09            BBB         350      378
  C
   5.125%, 1/1/03            BBB         450      460
North Carolina Housing &
  Finance Agency Revenue
  Bonds,
  Series:
  FF
   5.50%, 9/1/22             AA          455      468
  JJ
   5.75%, 3/1/23             AA          495      512
  RR
   5.00%, 9/1/22             AA        1,300    1,305
+ North Hempstead, NY
  General Obligation,
  Series B (FGIC)
   5.00%, 3/1/12             Aaa         890      891
North Slope Borough, AK
  General Obligation,
  Series B (CGIC)
   Zero Coupon, 6/30/04      AAA         575      435
Northern Illinois
  University Revenue Bond
  (FGIC)
   Zero Coupon, 4/1/15       AAA         675      280
Okemos, MI Public School
  District (MBIA)
   Zero Coupon, 5/1/15       AAA         900      375
Oley Valley, PA School
  District (AMBAC)
   Zero Coupon, 5/15/09      AAA         760      452
Orange County, FL Housing &
  Finance Authority, Single
  Family Mortgage Revenue
  Bonds, Series B
   5.10%, 9/1/27             AAA       1,300    1,322
Penn Hills Township, PA
   Zero Coupon, 6/1/12       N/R       1,165      528
# Pennsylvania State
  General Obligation
  (AMBAC)
   0.00%, 4/15/03            AAA         775      935
Philadelphia, PA Airport
  Revenue Bonds (FGIC)
   5.50%, 6/15/01            AAA       1,340    1,391
Philadelphia, PA Authority
  For Industrial
  Development Revenue
  Bonds,
  Series A
   6.50%, 10/1/27            N/R         220      237

                          RATINGS    FACE
                         (STANDARD  AMOUNT     VALUE
                         & POOR'S)   (000)    (000)!
-----------------------------------------------------

Philadelphia, PA Gas Works
   5.80%, 7/1/01             BBB   $     350  $   366
Philadelphia, PA General
  Obligation,
  Series A (FGIC)
   5.40%, 11/15/03           AAA         600      632
Philadelphia, PA Hospitals
  & Higher Education
  Facilities Authority
  Revenue Bonds
   6.15%, 7/1/05             BBB+        125      134
Philadelphia, PA Municipal
  Authority (FGIC)
   4.90%, 4/1/03             AAA         500      513
Philadelphia, PA Water &
  Wasterwater Revenue Bonds
  (FGIC)
   5.15%, 6/15/04            AAA       1,300    1,359
Port Authority, NY & NJ
  Special Obligation
  Revenue Bonds
   7.00%, 10/1/07            N/R         450      510
+ Saline County, KS
   Zero Coupon, 12/1/15      Aaa         750      303
San Antonio, TX Electric &
  Gas Revenue Bond (AMBAC)
   Zero Coupon, 2/1/05       AAA         200      147
San Antonio, TX General
  Obligation, TBA
   6.00%, 8/1/06             AA          500      550
San Bernardino County, CA,
  Series A (MBIA)
   7.40%, 7/1/16             AAA       1,150    1,197
Savannah, GA Economic
  Development Authority
  Revenue Bonds
   7.40%, 4/1/26             N/R         270      304
Schuylkill County, PA
  Redevelopment Authority
  (FGIC)
   7.125%, 6/1/13            AAA         750      823
Skokie, IL Park District,
  Series B (AMBAC)
   Zero Coupon, 12/1/12      AAA       1,750      836
Steel Valley, PA Allegheny
  County
   Zero Coupon, 11/1/17      A           650      231
Steel Valley, PA School
  District
   Zero Coupon, 11/1/11      A           740      375
+ Tyler, TX Health
  Facilities Development
  Corp.,
  Series A
   5.25%, 7/1/02             Baa2        425      434
Utah State Housing Finance
  Agency
  Series A-2
   5.50%, 7/1/27             AAA         400      411


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



                          RATINGS    FACE
                         (STANDARD  AMOUNT     VALUE
                         & POOR'S)   (000)    (000)!
-----------------------------------------------------

Washington State Public
  Power Supply (MBIA)
   Zero Coupon, 7/1/10       AAA   $     475  $   260
   7.00%, 7/1/07             AA-         375      438
Wisconsin Housing &
  Economic Development
  Authority Home Ownership
  Revenue Bonds,
  Series:
  E
   5.125%, 9/1/26            AA        1,300    1,314
  H
   4.875%, 3/1/24            AA        1,350    1,358
-----------------------------------------------------
GROUP TOTAL                                    73,615
-----------------------------------------------------
ASSET BACKED CORPORATES (0.4%)
ALPS,
  Series 96-1 D
   12.75%, 6/15/06           BB-         349      350
-----------------------------------------------------
INDUSTRIALS (1.1%) Comcast Corp.
   9.375%, 5/15/05           BB+         225      241
Grand Casinos, Inc.
   10.125%, 12/1/03          BB          250      272
Host Marriott Travel Plaza
   9.50%, 5/15/05            BB-         175      186
Viacom, Inc.
   8.00%, 7/7/06             BB-         250      256
-----------------------------------------------------
GROUP TOTAL                                       955
-----------------------------------------------------
TRANSPORTATION (0.1%)
(+) Jet Equipment Trust,
  Series 95-C
   10.69%, 5/1/15            BBB         100      130
-----------------------------------------------------
YANKEE (2.5%)
Korea Development Bank
   7.375%, 9/17/04           BB+         825      748
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14           BBB+        400      414
(+) Republic of Panama
   7.875%, 2/13/02           BB+         310      311
Rogers Cablesystems Ltd.
   10.00%, 3/15/05           BB+         125      140
(+) Samsung Electronics
  Co.
   7.45%, 10/1/02            B+          750      673
-----------------------------------------------------
GROUP TOTAL                                     2,286
-----------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $71,355)   77,336
-----------------------------------------------------

                          RATINGS
                         (STANDARD             VALUE
                         & POOR'S)  SHARES    (000)!
-----------------------------------------------------
CASH EQUIVALENTS (20.5%)
-----------------------------------------------------

MONEY MARKET INSTRUMENTS (4.7%)
Dreyfus Basic Municipal
  Money Market Fund                2,113,255  $ 2,113
Vanguard Municipal Bond
  Money Market Fund                2,115,174    2,115
-----------------------------------------------------
GROUP TOTAL                                     4,228
-----------------------------------------------------

                                      FACE
                                     AMOUNT
                                     (000)
                                    -------

MUNICIPALS (13.2%)
## Abilene, TX Health
  Facilities Development
  Corp. (MBIA)
   3.70%, 9/19/25            AAA   $   1,600    1,600
## Chelsea, MA Lease,
  Series A (FSA)
   3.80%, 6/6/23             AAA       1,600    1,600
## Henrico County, VA
  Industrial Development
  Authority (FSA)
   3.65%, 8/23/27            AAA       1,600    1,600
## Kansas State Development
  Finance Authority,
  Series E
   3.75%, 3/15/24            AAA       1,000    1,000
## Pennsylvania Housing &
  Finance Agency
   3.62%, 10/3/23            AA+       1,000    1,000
## Pennsylvania State
  Higher Education
  Assistance Agency,
  Student Loan SAVRS
  (AMBAC)
   3.70%, 3/1/22             AAA       1,000    1,000
## Wake County, NC
  Industrial Facilities &
  Pollution Control Revenue
  (AMBAC)
   3.78%, 5/1/24             AAA       1,500    1,500
## Wichita, KS Hospital
  Bonds, Series III-A
  (MBIA)
   3.66%, 10/20/17           AAA       1,600    1,600
## York County, PA Hospital
  Authority Revenue Bonds
  (AMBAC)
   3.65%, 7/1/21             AAA       1,000    1,000
-----------------------------------------------------
GROUP TOTAL                                    11,900
-----------------------------------------------------
U.S. TREASURY SECURITY (1.7%)
!! U.S. Treasury Bond
   8.75%, 8/15/20            Tsy       1,175    1,566
-----------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MUNICIPAL
PORTFOLIO (UNAUDITED)

                                     FACE
                                    AMOUNT    VALUE
(CONT'D)                             (000)    (000)!
-----------------------------------------------------

REPURCHASE AGREEMENT (0.9%)
Chase Securities, Inc. 5.75%,
  dated 3/31/98, due 4/1/98, to
  be repurchased at $777,
  collateralized by various U.S.
  Government Obligations, due
  4/1/98-11/15/99, valued at $779  $     777  $   777
-----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $18,372)          18,471
-----------------------------------------------------
TOTAL INVESTMENTS (106.4%) (Cost $89,727)      95,807
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.4%)
Cash                                                5
Interest Receivable                               729
Receivable for Fund Shares Sold                     5
Unrealized Gain on Swap Agreements                 58
Other Assets                                        3
Payable for Investments Purchased              (6,461)
Payable for Fund Shares Redeemed                   (1)
Payable for Investment Advisory Fees              (71)
Payable for Administrative Fees                    (6)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                      (2)
Payable for Daily Variation on Futures
  Contracts                                        (3)
Other Liabilities                                 (31)
                                              -------
                                               (5,775)
-----------------------------------------------------
NET ASSETS (100%)                             $90,032
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 7,639,910 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                $90,032
-----------------------------------------------------
NET ASSET VALUE PER SHARE                     $ 11.78
-----------------------------------------------------

                                               VALUE
                                              (000)!
=====================================================

NET ASSETS CONSIST OF:
Paid in Capital                               $84,308
Undistributed Net Investment Income (Loss)         61
Undistributed Realized Net Gain (Loss)           (445)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                         6,080
  Futures and Swaps                                28
-----------------------------------------------------
NET ASSETS                                    $90,032
-----------------------------------------------------

!      See Note A1 to Financial Statements.
!!     A portion of these securities was pledged to cover
       margin requirements for future contracts.
(+)    144A security. Certain conditions for public sale
       may exist.
+      Moody's Investors Service, Inc. rating. Security
       is not rated by Standard & Poor's Corporation.
#      Step Bond-Coupon rate increases in increments to
       maturity. Rate disclosed is as of March 31, 1998.
       Maturity date disclosed is the ultimate maturity.
##     Variable or Floating rate security-rate disclosed
       is as of March 31, 1998.
AMBAC  American Municipal Bond Assurance Corp.
CGIC   Capital Guaranty Insurance Corp.
FGIC   Financial Guaranty Insurance Corp.
FHA    Federal Housing Administration
FSA    Financial Security Assurance
MBIA   Municipal Bond Insurance Association
PSFG   Permanent School Fund Guaranteed
N/R    Not rated by Moody's Investors Service, Inc.,
       Standard & Poor's Corporation or Fitch.
TBA    Security is subject to delayed delivery. See Note
       A8 to Financial Statements.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

PA MUNICIPAL
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The PA Municipal Portfolio invests in municipal debt securities exempt from Pennsylvania income tax, and in other fixed-income securities. Portfolio structure reflects three key elements: duration, sector selection and security selection. Duration varies depending on Miller Anderson & Sherrerd's outlook for changes in interest rates, becoming longer than the benchmark index in periods when MAS expects rates to fall and shorter in periods when MAS expects them to rise. Investments in individual securities and sectors reflect MAS's views on the risks and rewards available in the various bonds offered in the market. Normally, at least 80% of the Portfolio will be invested in municipal securities, with at least 65% invested in Pennsylvania municipal securities. Taxable securities are included only in cases where MAS believes they will improve the fund's risk/reward profile on an after-tax basis.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                          MAS         LEHMAN 5 YEAR    LEHMAN 10 YEAR
                      PA MUNICIPAL   MUNICIPAL INDEX   MUNICIPAL INDEX
                      ------------------------------------------------

SIX MONTHS                3.62%           2.87%              3.65%
ONE YEAR                  9.42            7.64              10.39
FIVE YEARS                7.48            5.54               6.92
SINCE INCEPTION           8.20            5.80               7.40


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

The Portfolio was initially focused on long-term securities. On April 15, 1996, the Portfolio's investment policies were changed by shareholder vote to emphasize fixed-income securities of shorter duration. The Portfolio's performance pattern may have been affected by this change.

* The PA Municipal Portfolio commenced operations on 10/1/92. Total returns are compared to the Lehman 5 Year Municipal Index and the Lehman 10 Year Municipal Index, both unmanaged market indices. Returns for periods less than one year are cumulative.

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (97.6%)

-----------------------------------------------------------
                                RATINGS      FACE
                               (STANDARD    AMOUNT    VALUE
MARCH 31, 1998                 & POOR'S)     (000)   (000)!
-----------------------------------------------------------

MUNICIPAL BONDS (94.4%)
Aliquippa School District, PA
   Zero Coupon, 6/1/12            A        $   685   $   328
Allegheny County, PA (AMBAC)
   Zero Coupon, 5/1/03            AAA          325       261
Arkansas State Development
  Finance Authority Home
  Mortgage Revenue Bonds,
  Series B-1
   4.90%, 7/1/29                  AAA          275       277
Berks County, PA (FGIC)
   Zero Coupon
    5/15/19                       AAA        1,250       417
    11/15/20                      AAA        1,000       305
Berks County, PA Solid Waste
  Authority (FGIC)
   6.00%, 4/1/11                  AAA          250       268
Bradford, PA
  Area School District (FGIC)
   4.60%, 10/1/10                 AAA          250       245
Bucks County, PA Water &
  Sewer Authority Revenue Bonds
  (FGIC)
   Zero Coupon, 12/1/05           AAA          375       266
  + Series B
   5.50%, 2/1/08                  Aaa          185       191
Center Township, PA Sewer
  Authority Revenue Bonds,
  Series A (MBIA)
   Zero Coupon, 4/15/17           AAA          615       229
  Series A
   6.00%, 4/15/03                 AAA          500       539
Chartiers Valley, PA (FGIC)
   Zero Coupon, 2/1/06            AAA          425       298
Clinton County, PA Industrial
  Development Authority
   6.25%, 11/15/06                BB-          150       156
Delaware County, PA
  Industrial Development
  Authority Revenue Bonds,
  Series A
   6.50%, 1/1/08                  A            200       225
Elizabeth Forward, PA School
  District, Series B (MBIA)
   Zero Coupon, 9/1/11            AAA          400       207
Georgia State Housing &
  Financing Authority,
  Series A A2
   5.875%, 12/1/19                AA+          105       109
Girard Area, PA
  School District (FGIC)
   Zero Coupon
   10/1/18                        AAA          700       241
   10/1/19                        AAA          250        82


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

PA MUNICIPAL
PORTFOLIO (UNAUDITED)



                             RATINGS     FACE
                            (STANDARD   AMOUNT    VALUE
(CONT'D)                    & POOR'S)    (000)   (000)!
-------------------------------------------------------

Hawaii State Housing
  Finance & Development
  Corp., Single Family
  Mortgage Revenue Bonds,
  Series A
   4.90%, 7/1/28               AA       $  125    $ 126
+ Hillsborough County, FL
  Housing & Finance
  Authority, Single Family
  Mortgage Revenue Bonds,
   4.50%, 4/1/30               Aaa         275      279
Houston TX Housing Finance &
  Development Corp., Single
  Family Mortgage Revenue
  Bonds, Series B-1
   8.00%, 6/1/14               A           175      192
Huron, MI School District
  (AMBAC)
   Zero Coupon, 5/1/18         AAA       1,500      531
+ Idaho Housing & Finance
  Association, Single Family
  Mortgage Revenue Bonds,
  Series H-2
   5.40%, 7/1/27               Aaa         250      255
Intermountain Power Agency, UT,
  Series B (MBIA)
   6.50%, 7/1/09               AAA         300      349
Iowa Finance Authority Single
  Family Revenue Bonds,
  Series G
   4.95%, 1/1/21               AAA         200      202
Kane & De Kalb Counties, IL
  Unit School District
  (AMBAC)
   Zero Coupon, 12/1/09        AAA         200      115
Lehigh County, PA General
  Purpose Authority Revenue
  Bonds, Horizons Health
  Systems, Inc., Series B
   8.25%, 7/1/13               N/R         250      263
+ Lehigh County, PA General
  Purpose Authority Revenue
  Bonds, Lehigh Valley Health
  Network, Series C (MBIA)
   4.90%, 7/1/11               Aaa         275      273
Metropolitan Government
  Nashville & Davidson
  County, TN Health &
  Education Facilities Board
  Revenue Bonds, Series A
   5.25%, 5/1/03               AA          335      350
Millcreek Township, PA (FGIC)
   Zero Coupon, 8/15/05        AAA         375      270
Minnesota State Housing &
  Finance Agency, Single
  Family Mortgage Revenue
  Bonds, Series E
   5.05%, 7/1/24               AA+         550      559

                             RATINGS     FACE
                            (STANDARD   AMOUNT    VALUE
                            & POOR'S)    (000)   (000)!
-------------------------------------------------------

Mobile, AL Industrial
  Development Board Solid
  Waste Disposal Revenue
  Bonds
   6.95%, 1/1/20               BBB-     $   80   $   90
Montour, PA School
  District (MBIA)
   Zero Coupon, 1/1/13         AAA         300      143
Nebraska Investment Finance
  Authority Revenue Bonds,
  Series D
   5.80%, 3/1/20               AAA         260      268
+ Nevada Housing Division,
  Series C
   5.65%, 4/1/27               Aaa         245      253
New York City, NY Industrial
  Development Agency Revenue
  Bonds (FSA)
   6.00%, 11/1/15              AAA         775      828
## New York City, NY General
  Obligation Inverse Bonds
   20.509%, 10/1/03            BBB+        100      165
+ New York State Mortgage
  Agency Revenue Bonds,
  Series 65
   5.00%, 4/1/20               Aa2         550      558
North Carolina Eastern
  Municipal Power Agency
  Revenue Bonds, Series C
   5.125%, 1/1/03              BBB         150      153
North Carolina Housing &
  Finance Agency Revenue
  Bonds,
  Series:
  JJ
   5.75%, 3/1/23               AA          270      279
  RR
   5.00%, 9/1/22               AA          550      552
North Slope Borough, AK
  General Obligation,
  Series B (CGIC)
   Zero Coupon, 6/30/04        AAA         285      216
Northwestern, PA School
  District (AMBAC)
   Zero Coupon, 1/15/09        AAA         450      272
Oley Valley, PA School
  District (AMBAC)
   Zero Coupon, 5/15/09        AAA         760      452
Orange County, FL Housing &
  Finance Authority, Single
  Family Mortgage Revenue
  Bonds, Series B
   5.10%, 9/1/27               AAA         550      559
Parkland, PA School District
  (FGIC)
   4.60%, 9/1/10               AAA         250      245
Penn Hills Township, PA
   Zero Coupon, 6/1/12         N/R         450      204
   Series B
   Zero Coupon, 12/1/13        N/R         500      208


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



                           RATINGS     FACE
                          (STANDARD   AMOUNT    VALUE
                          & POOR'S)   (000)    (000)!
-----------------------------------------------------

Pennsylvania Convention
  Center Authority
   6.25%, 9/1/04               BBB   $   250  $   267
   6.70%, 9/1/16 (FGIC)        AAA       500      593
Pennsylvania Housing &
  Finance Authority, Series:
  47
   5.20%, 4/1/27               AA+       375      381
  48
   5.375%, 10/1/16             AA+       300      307
  50A
   5.35%, 10/1/08              AA+       220      227
  51
   5.65%, 4/1/20               AA+       250      258
  52B
   5.55%, 10/1/12              AA+       500      513
  59A
   4.95%, 4/1/25               AA+       550      554
Pennsylvania State General
  Obligation (AMBAC)
   # 0.00%, 4/15/03            AAA       300      362
   Zero Coupon, 7/1/05         AAA       375      271
Pennsylvania State,
  Certificate of
  Participation Series A
   5.00%, 7/1/03               AAA       500      513
Philadelphia, PA Airport
  Revenue Bonds (FGIC)
   5.50%, 6/15/01              AAA       550      571
Philadelphia, PA Authority
  For Industrial Development
  Revenue Bonds, Series A
   6.50%, 10/1/27              N/R       100      107
Philadelphia, PA Gas Works
   5.80%, 7/1/01               BBB       200      209
Philadelphia, PA General
  Obligation, Series A (FGIC)
   5.125%, 5/15/03             AAA       100      104
+ Philadelphia, PA Hospitals
   10.875%, 7/1/08             Aaa       140      180
Philadelphia, PA Hospitals &
  Higher Education Facilities
  Authority Revenue Bonds
   6.15%, 7/1/05               BBB+       50       54
Philadelphia, PA School
  District, Series:
  A
   5.20%, 7/1/03 (MBIA)        AAA       200      208
  B
   5.00%, 4/1/03 (AMBAC)       AAA       550      567
Philadelphia, PA Water &
  Wasterwater Revenue Bonds
  (FGIC)
   5.15%, 6/15/04              AAA       550      575
   5.20%, 6/15/05              AAA       500      522

                           RATINGS     FACE
                          (STANDARD   AMOUNT    VALUE
                          & POOR'S)   (000)    (000)!
-----------------------------------------------------

Pittsburgh, PA General
  Obligation (AMBAC)
   Zero Coupon, 9/1/04         AAA   $   350  $   264
   6.50%, 4/1/11               AAA       275      307
Pittsburgh, PA Water &
  Sewer (FGIC)
   Zero Coupon, 9/1/05         AAA       375      269
Port Authority, NY & NJ
  Special Obligation Revenue
  Bonds
   7.00%, 10/1/07              N/R       250      283
Robinson Township, PA
   6.90%, 5/15/18              AAA       115      134
San Antonio, TX
  General Obligation TBA
   6.00%, 8/1/06               AA        175      192
San Bernardino County, CA,
  Series A (MBIA)
   7.40%, 7/1/16               AAA       450      468
Savannah, GA Economic
  Development Authority
  Revenue Bonds
   7.40%, 4/1/26               N/R        40       45
Scranton, PA Health & Welfare
  Authority
   6.625%, 7/1/09              AAA       125      139
Southeastern Area Schools,
  PA, Revenue Bonds, Series:
  A
   Zero Coupon, 10/1/06        A         200      135
  B
   Zero Coupon, 10/1/06        A         390      263
Steel Valley, PA School
  District
   Zero Coupon, 11/1/11        A         430      218
Stroud Township, PA Sewer
  Authority (CGIC)
   Zero Coupon, 11/15/05       AAA       375      267
Upper Darby Township, PA
  (AMBAC)
   Zero Coupon, 7/15/11        AAA       525      274
Washington County, West PA
  Power Co.
   4.95%, 3/1/03               A         150      154
++ Westmoreland County, PA
  (AMBAC)
   Zero Coupon, 8/1/14         AAA     1,475      644
Wisconsin Housing & Economic
  Development Authority Home
  Ownership Revenue Bonds,
  Series E
   5.125%, 9/1/26              AA        550      556
Yough, PA School District
  (MBIA)
   Zero Coupon, 10/1/13        AAA     1,445      661
-----------------------------------------------------
GROUP TOTAL                                    26,469
-----------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

PA MUNICIPAL
PORTFOLIO (UNAUDITED)



                           RATINGS     FACE
                          (STANDARD   AMOUNT    VALUE
(CONT'D)                  & POOR'S)   (000)    (000)!
-----------------------------------------------------

ASSET BACKED CORPORATES (0.5%)
ALPS,
  Series 96-1 D
   12.75%, 6/15/06             BB-   $   150  $   150
-----------------------------------------------------
INDUSTRIALS (0.6%) Comcast Corp.
   9.375%, 5/15/05             BB+        75       80
Host Marriott Travel Plaza
   9.50%, 5/15/05              BB-        75       80
-----------------------------------------------------
GROUP TOTAL                                       160
-----------------------------------------------------
TRANSPORTATION (0.5%)
(+) Jet Equipment Trust,
  Series 95-C
   10.69%, 5/1/15              BBB       100      130
-----------------------------------------------------
YANKEE (1.6%)
Korea Development Bank
   7.375%, 9/17/04             BB+       285      259
(+) Republic of Panama
   7.875%, 2/13/02             BB+       145      145
Rogers Cablesystems Ltd.
   10.00%, 3/15/05             BB+        50       56
-----------------------------------------------------
GROUP TOTAL                                       460
-----------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $25,019)   27,369
-----------------------------------------------------
CASH EQUIVALENTS (3.9%)
-----------------------------------------------------
                                      SHARES
                                      ------
MONEY MARKET INSTRUMENTS (3.0%)
Dreyfus PA Municipal
  Money Market Fund                  408,571      409
Vanguard PA Tax-Free
  Money Market Fund                  418,826      419
-----------------------------------------------------
GROUP TOTAL                                       828
-----------------------------------------------------
                                      FACE
                                     AMOUNT
                                      (000)
                                     -------
REPURCHASE AGREEMENT (0.9%)
Chase Securities, Inc. 5.75%, dated
  3/31/98, due 4/1/98, to be
  repurchased at $257,
  collateralized by various U.S.
  Government Obligations, due
  4/1/98-11/15/99, valued at $258    $   257      257
-----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $1,085)            1,085
-----------------------------------------------------
TOTAL INVESTMENTS (101.5%) (Cost $26,104)      28,454
-----------------------------------------------------

                                               VALUE
                                              (000)!
=====================================================

OTHER ASSETS AND LIABILITIES (-1.5%)
Interest Receivable                           $   310
Receivable for Daily Variation Margin on
  Futures Contracts                                 1
Unrealized Gain on Swap Agreements                 26
Other Assets                                        1
Payable for Investments Purchased                (703)
Payable for Fund Shares Redeemed                   (2)
Payable for Administrative Fees                    (2)
Payable for Investment Advisory Fees              (17)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                      (1)
Other Liabilities                                 (32)
                                              -------
                                                 (419)
-----------------------------------------------------
NET ASSETS (100%)                             $28,035
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 2,365,547 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                $28,035
-----------------------------------------------------
NET ASSET VALUE PER SHARE                     $ 11.85
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                               $25,754
Undistributed Net Investment Income (Loss)         23
Undistributed Realized Net Gain (Loss)           (112)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                         2,350
  Futures and Swaps                                20
-----------------------------------------------------
NET ASSETS                                    $28,035
-----------------------------------------------------

!      See Note A1 to Financial Statements.
(+)    144A security. Certain conditions for public sale
       may exist.
++     A portion of these securities was pledged to cover
       margin requirements for future contracts.
+      Moody's Investors Service, Inc. rating. Security
       is not rated by Standard & Poor's Corporation.
#      Step Bond-Coupon rate increases in increments to
       maturity. Rate disclosed is as of March 31, 1998.
       Maturity date disclosed is the ultimate maturity.
##     Variable or Floating rate security-rate disclosed
       is as of March 31, 1998.
AMBAC  American Municipal Bond Assurance Corp.
CGIC   Capital Guaranty Insurance Corp.
FGIC   Financial Guaranty Insurance Corp.
FSA    Financial Security Assurance
MBIA   Municipal Bond Insurance Association
N/R    Not rated by Moody's Investors Service, Inc.,
       Standard & Poor's Corporation or Fitch.
TBA    Security is subject to delayed delivery. See Note
       A8 to Financial Statements.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Global Fixed Income Portfolio invests in high-grade fixed-income securities around the world, including the United States. Miller Anderson & Sherrerd manages the duration, country, and currency exposure of the portfolio by combining research on relative values with analyses of economic, interest rate, and exchange rate trends. Particular attention is paid to prospective inflation and real interest rates. The Portfolio will tend to invest in those countries offering the highest real interest rates and steepest yield curves, after adjusting for differences in the fiscal soundness of each country. Foreign currency exposure is handled as a separate management decision and foreign currencies which MAS judges to be significantly overvalued are hedged.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                        MAS GLOBAL     SALOMON WORLD
                       FIXED INCOME   GOV'T BOND INDEX
                       -------------------------------

SIX MONTHS
                           1.16%            1.00%
ONE YEAR
                           5.81             5.38
SINCE INCEPTION
                           6.84             6.18


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Global Fixed Income Portfolio commenced operations on 4/30/93. Total returns are compared to the Salomon World Government Bond Index, an unmanaged market index. Returns for periods less than one year are cumulative.

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (86.5%)



------------------------------------------------------
                        RATINGS      FACE
                       (STANDARD    AMOUNT      VALUE
MARCH 31, 1998          & POOR'S)   (000)      (000)!
------------------------------------------------------

AUSTRALIAN DOLLAR (2.7%)
Commonwealth of
  Australia
   10.00%, 2/15/06        AAA     AUD   1,300  $ 1,095
Federal National
  Mortgage Association
   6.50%, 7/10/02         Agy           1,050      717
------------------------------------------------------
GROUP TOTAL                                      1,812
------------------------------------------------------
BRITISH POUND (6.7%)
United Kingdom Treasury
  Bill
   8.50%, 7/16/07         AAA    GBP    2,295    4,531
------------------------------------------------------
CANADIAN DOLLAR (3.4%)
(+)@ Global Econ2 EI
   Zero Coupon,
   11/1/98                AAA          (1)600       --
(+)@ Global Econ2 PIP
   Zero Coupon,
   11/1/98                AAA          (1)600       --
Government of Canada
   7.50%, 3/1/01          AAA     CAD   2,165    1,624
   9.75%, 6/1/21          AA+             640      685
------------------------------------------------------
GROUP TOTAL                                      2,309
------------------------------------------------------
DANISH KRONE (2.7%)
Kingdom of Denmark
   8.00%, 5/15/03         AA+     DKK   6,765    1,099
   8.00%, 3/15/06         AA+           4,500      759
------------------------------------------------------
GROUP TOTAL                                      1,858
------------------------------------------------------
GERMAN MARK (19.5%)
## GMAC Global Bond
   3.66%, 9/25/02         A-      DEM   1,400      754
Government of Germany
   + 5.75%, 8/22/00       Aaa           4,475    2,506
   + 6.00%, 1/5/06        Aaa           2,925    1,698
   6.25%, 1/4/24          AAA           2,255    1,353
   7.125%, 1/29/03        AAA           2,775    1,666
   7.375%, 1/3/05         AAA           1,830    1,136
   7.50%, 9/9/04          AAA           1,210      753
   8.375%, 5/21/01        AAA           5,580    3,370
------------------------------------------------------
GROUP TOTAL                                     13,236
------------------------------------------------------
ITALIAN LIRA (6.0%)
Republic of Italy BTPS
   9.50%, 2/1/06          AAA   ITL 2,630,000    1,852
   10.00%, 8/1/03         AA        3,300,000    2,240
------------------------------------------------------
GROUP TOTAL                                      4,092
------------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME
PORTFOLIO (UNAUDITED)

                       RATINGS         FACE
                      (STANDARD       AMOUNT    VALUE
 (cont'd)             & POOR'S)        (000)     (000)!
------------------------------------------------------

JAPANESE YEN (5.1%)
Credit Locale de France
   6.00%, 10/31/01        AAA    JPY   75,000  $   659
European Investment Bank
   3.00%, 9/20/06         AAA          88,000      722
   6.625%, 3/15/00        AAA          60,000      502
Export-Import Bank of
  Japan
   2.875%, 7/28/05        AAA          80,000      648
International Bank for
  Reconstruction &
  Development
   4.75%, 12/20/04        BB+          39,600      358
   6.75%, 6/18/01         AAA          64,000      567
------------------------------------------------------
GROUP TOTAL                                      3,456
------------------------------------------------------
SOUTH AFRICAN RAND (1.0%)
Republic of South Africa
   13.00%, 8/31/10        BBB+   ZAR    3,500      687
------------------------------------------------------
SWEDISH KRONA (7.2%)
Swedish Government
   6.00%, 2/9/05          AAA    SEK   15,700    2,062
   13.00%, 6/15/01        AA+          18,175    2,803
------------------------------------------------------
GROUP TOTAL                                      4,865
------------------------------------------------------
UNITED STATES DOLLAR (28.5%)
CORPORATE (8.3%)
Anthem Insurance Cos.,
  Inc., Series A
   9.00%, 4/1/27          BBB+  $         195      209
(+) BankAmerica
  Institutional,
  Series A
   8.07%, 12/31/26        A-              350      373
(+) BT Institutional
  Capital Trust, Series
  A
   8.09%, 12/1/26         BBB+            425      441
Continental Airlines,
  Series 98-1 A
   6.648%, 9/15/17        AA+             225      225
CSC Holdings, Inc.
   7.875%, 12/15/07       BB+             250      257
(+) Edison Mission
  Energy Funding
   7.33%, 9/15/08         BBB             225      233
First Chicago NBD Corp.,
  Series A
   7.95%, 12/1/26         A-              400      420
First Union
  Institutional Capital
  I
   8.04%, 12/1/26         BBB+            375      398
Nationwide Mutual Life
  Insurance
   7.50%, 2/15/24         A+              300      300
Philip Morris Cos., Inc.
   7.00%, 7/15/05         A               150      154

                       RATINGS       FACE
                      (STANDARD    AMOUNT      VALUE
                       & POOR'S)    (000)      (000)!
------------------------------------------------------

(+) PNC Institutional
  Capital,
  Series A
   7.95%, 12/15/26        BBB+  $         425  $   445
Prudential Insurance Co.
   8.30%, 7/1/25          A               150      167
# Rhone-Poulenc Rorer,
  Inc., Series 92-A3
   8.62%, 1/5/21          BBB-            215      237
(+) State Street
  Institutional Capital,
  Series A
   7.94%, 12/30/26        A               275      292
Washington Mutual
  Capital I
   8.375%, 6/1/27         BBB-            100      108
Washington Mutual, Inc.,
  Series A
   8.206%, 2/1/27         BBB-            130      138
(+) Wells Fargo Capital,
  Series:
  A
   8.125%, 12/1/26        BBB             350      371
  B
   7.95%, 12/1/26         BBB+            100      104
World Financial
  Properties, Series 96
  WFP-D
   6.95%, 9/1/13          AA-             775      801
------------------------------------------------------
GROUP TOTAL                                      5,673
------------------------------------------------------
U.S. TREASURY SECURITIES (20.2%)
U.S. Treasury Bond
   8.75%, 8/15/20         Tsy           1,650    2,199
U.S. Treasury Notes
   3.375%, 1/15/07
    (Inflation Indexed)   Tsy           1,632    1,582
   3.625%, 1/15/08
    (Inflation Indexed)   Tsy           1,575    1,556
   6.125%, 5/15/98        Tsy           3,875    3,878
   6.75%, 5/31/99         Tsy           2,150    2,177
   7.50%, 2/15/05         Tsy           2,100    2,309
------------------------------------------------------
GROUP TOTAL                                     13,701
------------------------------------------------------
YANKEE (3.7%)
Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08        BBB             395      396
(+) AST Research, Inc.
   7.45%, 10/1/02         B+              300      269
Hutchison Whampoa
  Financial, Series B
   7.45%, 8/1/17          A+              195      179
Israel Electric Corp.,
  Ltd.,
   7.25%, 12/15/06        A-               75       76
   (+) 7.75%, 12/15/27    A-              300      305
(+) Oil Purchase Co.
   7.10%, 10/31/02        BBB             250      250
(+) Petroliam Nasional
  Bhd.
   7.125%, 10/18/06       A+              335      312


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       RATINGS       FACE
                      (STANDARD    AMOUNT     VALUE
                       & POOR'S)    (000)     (000)!
------------------------------------------------------

(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17          BBB   $         375  $   393
(+) Reliance Industries
  Ltd.,
  Series A
   8.25%, 1/15/27         BB+             250      234
(+) Samsung Electronics
  Co.
   7.45%,10/1/02          B+              100       90
------------------------------------------------------
GROUP TOTAL                                      2,504
------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $60,362)    58,724
------------------------------------------------------
PREFERRED STOCKS (2.9%)
------------------------------------------------------
                                       SHARES
                                       ------
INDUSTRIALS (0.7%)
(+) Entertainment Properties
   14.253%                BBB-            300      279
(+) Tier One Properties
   11.095%                A               150      144
------------------------------------------------------
GROUP TOTAL                                        423
------------------------------------------------------
MORTGAGE-OTHER (2.2%)
(+)+ Home Ownership Funding
  Corp.
   13.331%                Aaa           1,575    1,511
------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $2,030)             1,934
------------------------------------------------------
CASH EQUIVALENTS (9.7%)
------------------------------------------------------

                                    FACE
                                   AMOUNT       VALUE
                                    (000)      (000)!
------------------------------------------------------
AGENCY FIXED RATE MORTGAGE (3.1%)
Government National
  Mortgage Association
   10.50%, 5/15/18        Tsy        $  1,867    2,114
------------------------------------------------------
REPURCHASE AGREEMENTS (6.6%)
Chase Securities, Inc. 5.75%,
  dated 3/31/98, due 4/1/98,
  to be repurchased at $1,483,
  collateralized by various
  U.S. Government Obligations,
  due 4/1/98-11/15/98, value
  at $1,488                             1,483    1,483
Goldman Sachs & Co. 5.65%,
  dated 3/31/98, due 4/1/98,
  to be repurchased at $1,483,
  collateralized by U.S.
  Treasury Bonds, 8.75%, due
  8/15/17, valued at $1,523             1,483    1,483
Merrill Lynch & Co., Inc.
  5.75%, dated 3/31/98, due
  4/1/98, to be repurchased at
  $1,483, collateralized by
  U.S. Treasury Notes, 6.50%,
  due 4/30/99, valued at
  $1,514                        $       1,483  $ 1,483
------------------------------------------------------
GROUP TOTAL                                      4,449
------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $6,530)             6,563
------------------------------------------------------
FOREIGN CURRENCY (0.1%)
------------------------------------------------------
British Pound                    GBP        7       12
Canadian Dollar                   CAD      81       57
German Mark                       DEM      13        7
@ Italian Lira                  ITL        81       --
Swedish Krona                    SEK        5        1
------------------------------------------------------
TOTAL FOREIGN CURRENCY (Cost $76)                   77
------------------------------------------------------
TOTAL INVESTMENTS (99.2%) (Cost $68,998)        67,298
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
Cash                                               244
Foreign Currency Held as Collateral on
  Futures Contracts (Cost $58)                      58
Dividends Receivable                                67
Interest Receivable                              1,407
Receivable for Investments Sold                    515
Unrealized Gain on Futures Contracts                 8
Other Assets                                         3
Payable for Investments Purchased               (1,259)
Payable for Fund Shares Redeemed                  (204)
Payable for Investment Advisory Fees               (64)
Payable for Administrative Fees                     (4)
Payable for Trustees' Deferred Compensation
  Plan--Note F                                      (3)
Unrealized Loss on Forward Foreign Currency
  Contracts                                       (196)
Other Liabilities                                  (20)
                                               -------
                                                   552
------------------------------------------------------
NET ASSETS (100%)                              $67,850
------------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME
PORTFOLIO (UNAUDITED)

                                                VALUE
(CONT'D)                                       (000)!
------------------------------------------------------

INSTITUTIONAL CLASS
------------------------------------------------------
Applicable to 6,628,170 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                 $67,850
------------------------------------------------------
NET ASSET VALUE PER SHARE                      $ 10.24
------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                $69,365
Undistributed Net Investment Income (Loss)         894
Undistributed Realized Net Gain (Loss)            (507)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                         (1,701)
  Foreign Currency Transactions                   (215)
  Futures                                           14
------------------------------------------------------
NET ASSETS                                     $67,850
------------------------------------------------------

------------------------------------------------------------
!    See Note A1 to Financial Statements.
(+)  144A Security. Certain conditions for public sale may
     exist.
+ Moody's Investors Service, Inc. rating. Security is not rated by Standard & Poor's Corporation.
# Step Bond-Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 1998. Maturity date disclosed is the ultimate maturity.
##   Variable or floating rate security-rate disclosed is as
     of March 31, 1998.
(1)  Amount represents shares held by the Portfolio.
@    Value is less than $500.


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERNATIONAL FIXED
INCOME PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The International Fixed Income Portfolio invests in high-grade foreign fixed-income securities. Miller Anderson & Sherrerd manages the duration, country, and currency exposure of the Portfolio by combining research on relative values with analyses of economic, interest rate, and exchange rate trends. Particular attention is paid to prospective inflation and real interest rates. The Portfolio will tend to invest in those countries offering the highest real interest rates and steepest yield curves, after adjusting for differences in the fiscal soundness of each country. Foreign currency exposure is handled as a separate management decision and foreign currencies which MAS judges to be significantly overvalued are hedged.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                      MAS INTERNATIONAL   SALOMON WORLD GOV'T
                        FIXED INCOME      BOND EX-U.S. INDEX
                      ---------------------------------------

SIX MONTHS                  (0.60)%              (0.98)%
ONE YEAR                     2.72                 2.02
SINCE INCEPTION              5.76                 5.54


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The International Fixed Income Portfolio commenced operations on 4/29/94. Total returns are compared to the Salomon World Government Bond Ex-U.S. Index, an unmanaged market index. Returns for periods less than one year are cumulative.

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (73.0%)

------------------------------------------------------
                         RATINGS       FACE
                        (STANDARD    AMOUNT    VALUE
 MARCH 31, 1998          & POOR'S)    (000)     (000)!
------------------------------------------------------

AUSTRALIAN DOLLAR (1.4%)
Commonwealth of
  Australia
   10.00%, 2/15/06      AAA     AUD      850  $    716
Federal National
  Mortgage Association
   6.50%, 7/10/02       Agy            1,960     1,338
------------------------------------------------------
GROUP TOTAL                                      2,054
------------------------------------------------------
BRITISH POUND (9.7%)
United Kingdom
  Treasury Bills
   8.00%, 6/10/03       AAA    GBP     2,165     3,924
   8.50%, 7/16/07       AAA            5,055     9,981
------------------------------------------------------
GROUP TOTAL                                     13,905
------------------------------------------------------
CANADIAN DOLLAR (2.1%)
(+)@ Global Econ2 EI
  Zero Coupon,
  11/1/98               AAA         (1)1,400        --
(+) Global Econ2 PIP
  Zero Coupon,
  11/1/98               AAA         (1)1,400         1
Government of Canada
   7.50%, 3/1/01        AAA    CAD     1,175       881
   9.75%, 6/1/21        AA+            1,950     2,087
------------------------------------------------------
GROUP TOTAL                                      2,969
------------------------------------------------------
DANISH KRONE (2.7%)
Kingdom of Denmark
   8.00%, 5/15/03       AA+     DKK   15,610     2,536
   8.00%, 3/15/06       AA+            7,675     1,295
------------------------------------------------------
GROUP TOTAL                                      3,831
------------------------------------------------------
FINNISH MARKKA (0.9%)
Government of Finland
   9.50%, 3/15/04       AA-    FIM     6,000     1,328
------------------------------------------------------
FRENCH FRANC (0.8%)
Government of France
  O.A.T.
   8.50%, 3/28/00       AAA    FRF     6,400     1,117
------------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERNATIONAL FIXED
INCOME PORTFOLIO (UNAUDITED)



                      RATINGS      FACE
                    (STANDARD     AMOUNT       VALUE
(CONT'D)             & POOR'S)     (000)       (000)!
------------------------------------------------------

GERMAN MARK (23.5%)
## GMAC Global Bond
   3.66%, 9/25/02       A-      DEM    2,600  $  1,400
Government of Germany
   + 5.75%, 8/22/00     Aaa            8,970     5,022
   + 6.00%, 1/5/06      Aaa            4,875     2,830
   6.25%, 1/4/24        AAA            5,240     3,145
   + 7.00%, 1/13/00     Aaa            9,300     5,281
   7.375%, 1/3/05       AAA            9,200     5,712
   7.50%, 9/9/04        AAA            9,225     5,739
   8.375%, 5/21/01      AAA            3,205     1,936
International Bank for
  Reconstruction &
  Development
   7.125%, 4/12/05      AAA            4,550     2,782
------------------------------------------------------
GROUP TOTAL                                     33,847
------------------------------------------------------
ITALIAN LIRA (7.7%)
Republic of Italy BTPS
   9.50%, 2/1/06        AAA   ITL 10,055,000     7,080
   10.00%, 8/1/03       AA         5,945,000     4,035
------------------------------------------------------
GROUP TOTAL                                     11,115
------------------------------------------------------
JAPANESE YEN (12.7%)
Credit Locale de
  France
   6.00%, 10/31/01      AAA   JPY    361,000     3,171
European Investment
  Bank
   3.00%, 9/20/06       AAA          236,000     1,936
   6.625%, 3/15/00      AAA          205,000     1,714
Export-Import Bank of
  Japan
   2.875%, 7/28/05      AAA          420,000     3,405
Inter-American
  Development Bank
   6.00%, 10/30/01      AAA          465,000     4,091
International Bank for
  Reconstruction &
  Development
   4.75%, 12/20/04      BB+          300,000     2,711
   6.75%, 6/18/01       AAA          140,000     1,242
------------------------------------------------------
GROUP TOTAL                                     18,270
------------------------------------------------------
NETHERLANDS GUILDER (1.7%)
Netherlands Government
   8.25%, 2/15/07       AAA    NLG     4,225     2,504
------------------------------------------------------
SOUTH AFRICAN RAND (1.0%)
Republic of South
  Africa
   13.00%, 8/31/10      BBB+   ZAR     7,250     1,423
------------------------------------------------------

                      RATINGS      FACE
                    (STANDARD     AMOUNT       VALUE
                     & POOR'S)     (000)       (000)!
------------------------------------------------------

SPANISH PESETA (1.2%)
Spanish Government
   10.10%, 2/28/01      AAA    ESP   240,000  $  1,761
------------------------------------------------------
SWEDISH KRONA (7.6%)
Swedish Government
   6.00%, 2/9/05        AAA    SEK    47,100     6,185
   13.00%, 6/15/01      AA+           30,325     4,677
------------------------------------------------------
GROUP TOTAL                                     10,862
------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $109,934)                                    104,986
------------------------------------------------------
CASH EQUIVALENTS (26.4%)
------------------------------------------------------
COMMERCIAL PAPER (16.0%) Delaware Funding Corp.
   5.56%, 4/14/98             $        4,000     3,992
General Electric Capital
  Corp.
   5.53%, 4/8/98                       4,000     3,996
Greenwich Funding Corp.
   5.57%, 4/21/98                      4,000     3,988
Societe General Bank
   5.54%, 4/2/98                       4,000     3,999
Southern California Edison
  Corp.
   5.53%, 4/9/98                       3,062     3,058
Transamerica Financial Corp.
   5.53%, 5/8/98                       4,000     3,977
------------------------------------------------------
GROUP TOTAL                                     23,010
------------------------------------------------------
REPURCHASE AGREEMENTS (10.4%) Chase Securities, Inc.
  5.75%, dated 3/31/98, due
  4/1/98, to be repurchased
  at $4,979, collateralized
  by various U.S. Government
  Obligations, due
  4/1/98-11/15/99, valued at
  $4,993                               4,979     4,979
Goldman Sachs & Co. 5.65%,
  dated 3/31/98, due 4/1/98,
  to be repurchased at
  $4,979 collateralized by
  U.S. Treasury Bonds, 8.75%
  due 8/15/17, valued at
  $5,112                               4,978     4,978
Merrill Lynch & Co., Inc.
  5.75%, dated 3/31/98, due
  4/1/98, to be repurchased
  at $4,979, collateralized
  by U.S. Treasury Notes,
  6.50%, due 4/30/99, valued
  at $5,084                            4,978     4,978
------------------------------------------------------
GROUP TOTAL                                     14,935
------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $37,945)           37,945
------------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                   FACE
                                  AMOUNT       VALUE
                                  (000)        (000)!
------------------------------------------------------

FOREIGN CURRENCY (0.1%)
------------------------------------------------------
British Pound                  GBP        12  $     21
Canadian Dollar                CAD         1         1
French Franc                   FRF       544        88
German Mark                     DEM       24        13
@ Spanish Peseta               ESP        12        --
------------------------------------------------------
TOTAL FOREIGN CURRENCY (Cost $122)                 123
------------------------------------------------------
TOTAL INVESTMENTS (99.5%) (Cost $148,001)      143,054
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
Foreign Currency Held as Collateral on
  Futures Contracts (Cost $173)                    173
Interest Receivable                              2,466
Receivable for Fund Shares Sold                    109
Unrealized Gain on Futures Contracts                84
Other Assets                                        37
Payable for Investments Purchased               (1,449)
Payable for Investment Advisory Fees              (132)
Payable for Administrative Fees                    (10)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                       (6)
Payable to Custodian                              (327)
Unrealized Loss on Forward Foreign Currency
  Contracts                                       (200)
Other Liabilities                                  (24)
                                              --------
                                                   721
------------------------------------------------------
NET ASSETS (100%)                             $143,775
------------------------------------------------------

                                               VALUE
                                               (000)!
======================================================

NET ASSETS
Applicable to 14,860,284 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                $143,775
------------------------------------------------------
NET ASSET VALUE PER SHARE                     $   9.68
------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                               $153,350
Undistributed Net Investment Income (Loss)      (2,395)
Undistributed Realized Net Gain (Loss)          (2,051)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                         (4,948)
  Foreign Currency Transactions                   (265)
  Futures                                           84
------------------------------------------------------
NET ASSETS                                    $143,775
------------------------------------------------------
!    See Note A1 to Financial Statements.
(+)  144A security. Certain conditions for public sale may
     exist.
+ Moody's Investors Service, Inc. rating. Security is not rated by Standard & Poor's Corporation.
##   Variable or floating rate security-rate disclosed is as
     of March 31, 1998.
(1)  Amount represents shares held by the Portfolio.
@    Value is less than $500.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERMEDIATE DURATION
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Intermediate Duration Portfolio invests in all sectors and maturities of the bond market, while limiting average duration to between two and five years. Miller Anderson & Sherrerd utilizes a value-based investment philosophy to actively manage the duration and yield curve structure of the Portfolio by understanding long-term trends in real interest rates and inflation. MAS selects investments in U.S. Treasuries, agencies, investment-grade corporate bonds, mortgages, foreign and other fixed-income securities based upon relative value in the marketplace.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                            MAS                LEHMAN
                        INTERMEDIATE        INTERMEDIATE
                          DURATION        GOV'T/CORP. INDEX
                      --------------------------------------

SIX MONTHS                  3.62%               3.73%
ONE YEAR                    9.64                9.67
SINCE INCEPTION             8.66                8.12


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Intermediate Duration Portfolio commenced operations on 10/3/94. Total returns are compared to the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged market index. Returns for periods less than one year are cumulative.

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (95.5%)


----------------------------------------------------
                       RATINGS       FACE
                      (STANDARD    AMOUNT    VALUE
 March 31, 1998       & POOR'S)    (000)     (000)!
----------------------------------------------------

ADJUSTABLE RATE MORTGAGES (4.5%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 10/20/27-
     11/20/27             Tsy   $    4,566  $  4,631
   6.50%, 1/20/28         Tsy          647       658
----------------------------------------------------
GROUP TOTAL                                    5,289
----------------------------------------------------
AGENCY FIXED RATE MORTGAGES (15.3%)
Federal Home Loan
  Mortgage Corporation
  May TBA
   6.50%, 5/15/28         Agy        2,600     2,571
Federal National
  Mortgage Association
  May TBA
   6.50%,
     4/15/28-5/15/28      Agy       15,700    15,508
----------------------------------------------------
GROUP TOTAL                                   18,079
----------------------------------------------------
ASSET BACKED CORPORATES (17.1%)
(+) ACC Automobile
  Receivables Trust,
  Series 97-C A
   6.40%, 3/17/04         AAA          463       464
Aegis Auto Receivables
  Trust, Series 95-1 A
   8.60%, 3/20/02         N/R           44        44
AFG Receivables Trust,
  Series:
  95-A A
   6.15%, 9/15/00         A            164       164
  96-B A
   6.60%, 4/15/01         A            145       146
  97-A A
   6.35%, 10/15/02        AAA          277       277
ALPS, Series 94-1 A4 CMO
   7.80%, 9/15/04         AA           260       266
Americredit Automobile
  Receivables Trust,
  Series 96-B A
   6.50%, 1/12/02         AAA          185       186
Arcadia Automobile
  Receivables Trust,
  Series:
  97-C A4
   6.375%, 1/15/03        AAA          360       362
  97-D A3
   6.20%, 5/15/03         AAA          500       501
  98-A A3
   5.90%, 11/15/02        AAA          550       548


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       RATINGS       FACE
                      (STANDARD    AMOUNT    VALUE
                       & POOR'S)    (000)     (000)!
----------------------------------------------------

Associates Manufactured
  Housing Pass Through
  Certificates,
  Series 97-1 A3
   6.60%, 6/15/28         AAA   $      650  $    654
Case Equipment
  Loan Trust,
  Series:
  95-A A
   7.30%, 3/15/02         AAA           26        26
  95-A B
   7.65%, 3/15/02         A             63        63
Chevy Chase Auto
  Receivables Trust,
  Series:
  97-4 A
   6.25%, 6/15/04         AAA          372       372
  98-1 A
   5.97%, 10/20/04        AAA          545       544
CPS Auto Grantor Trust,
  Series:
  96-3 A
   6.30%, 8/15/02         AAA          293       294
  97-2 A
   6.65%, 10/15/02        AAA          279       281
  98-1 A
   6.00%, 8/15/03         AAA          700       698
(+) Credit Card
  Receivables Trust,
  Series 98-IA A
   6.478%, 12/22/04       AAA          274       273
Daimler Benz Auto
  Grantor Trust, Series
  97-A A
   6.05%, 3/31/05         AAA          267       267
(+) Federal Mortgage
  Acceptance Corp.,
  Loan Receivables
  Trust,
  Series:
  96-B A1
   7.629%, 11/1/18        A             93        94
  97-A A
   7.35%, 4/15/19         AAA          348       360
First Merchants Auto
  Receivables Corp.,
  Series:
  96-C A2
   6.15%, 7/15/01         AAA          325       325
  (+) 97-2 A1
   6.85%, 11/15/02        AAA          380       383
First Plus Home Loan
  Trust, Series 96-4 A3
   6.28%, 3/10/09         AAA          250       250
First Security Auto
  Grantor Trust, Series
  97-B A
   6.10%, 4/15/03         AAA          461       462
Fleetwood Credit Corp,
  Series 92-A-A
   7.10%, 2/15/07         AAA          508       508

                       RATINGS       FACE
                      (STANDARD     AMOUNT    VALUE
                       & POOR'S)    (000)     (000)!
----------------------------------------------------

Ford Credit Auto
  Owner Trust,
  Series:
  96-A A3
   6.50%, 11/15/99        AAA   $      364  $    365
  96-B
   6.55%, 2/15/02         A            175       176
  97-B A3
   6.05%, 4/15/01         AAA          600       601
Ford Credit Auto Grantor
  Trust, Series 94-B A
   7.30%, 10/15/99        AAA          286       286
General Electric Home
  Equity Loan
  Asset-Backed
  Certificates, Series
  91-1 B
   8.70%, 9/15/11         AAA          375       382
Green Tree Lease
  Finance, Series 97-1
  A3
   6.17%, 9/20/05         AAA          407       407
Greenwich Capital
  Acceptance, Inc.,
  Series 95-B A1
   6.00%, 8/10/20         AAA          211       211
(+)++ Health Care
  Receivables
  Securitization
  Program, Series 97-1 A
   6.815%, 7/1/01         AAA          250       253
Honda Auto Receivables
  Grantor Trust,
  Series:
  97-A A
   5.85%, 2/15/03         AAA          458       457
  97-B A
   5.95%, 5/15/03         AAA          511       511
IBM Credit Receivables
  Lease Asset Master
  Trust, Series 93-1 A
   4.55%, 11/15/00        AAA           49        49
(+) Long Beach
  Acceptance Auto
  Grantor Trust,
  Series:
  97-1 A
   6.85%, 10/25/03        AAA          323       323
  97-2 A
   6.69%, 9/25/04         AAA          230       231
  98-1 A
   6.19%, 1/25/04         AAA          268       267
MMCA Automobile Trust,
  Series 97-1 A3
   6.08%, 5/15/01         AAA          375       376
Navistar Financial Corp.
  Owner Trust,
  Series 97-B A3
   6.20%, 3/15/01         AAA          545       547
Nissan Auto Receivables
  Grantor Trust,
  Series 97-A A
   6.15%, 2/15/03         AAA          735       736


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERMEDIATE DURATION
PORTFOLIO (UNAUDITED)

                       RATINGS       FACE
                      (STANDARD    AMOUNT    VALUE
 (cont'd)             & POOR'S)    (000)     (000)!
----------------------------------------------------

Old Stone Credit Corp.
  Home Equity Trust
  Series 92-3 B1
   6.35%, 9/25/07         AAA   $       49  $     49
Olympic Automobile
  Receivables Trust,
  Series:
  94-A1
   5.65%, 1/15/01         AAA           76        75
  94-B A2
   6.85%, 6/15/01         AAA           47        48
  94-B B
   6.95%, 6/15/01         AAA          154       155
Onyx Acceptance
  Grantor Trust,
  Series:
  94-1 A
   6.90%, 1/17/00         AAA           91        91
  97-2 A
   6.35%, 10/15/02        AAA          319       320
  97-3 A
   6.35%, 1/15/04         AAA          311       313
Premier Auto Trust,
  Series 95-4 A4
   6.00%, 5/6/00          AAA          572       572
(+) Rental Car Finance
  Corp., Series 97-1 A2
   6.45%, 4/25/03         AA           450       451
(+) Securitized Multiple
  Asset Rated Trust,
  Series 98-1 A1
   7.45%, 3/16/06         A            373       373
(+) Team Fleet Financing
  Corp., Series 97-1 A
   7.35%, 5/15/03         A-           300       310
Union Acceptance Corp.,
  Series:
  96-B A
   6.45%, 7/9/03          AAA          577       579
  97-B A2
   6.70%, 6/8/03          AAA          550       557
USAA Auto Loan Grantor
  Trust, Series 97-1 A
   6.00%, 5/15/04         AAA          470       470
Western Financial Auto
  Grantor Trust,
  Series:
  93-2 A2
   4.70%, 10/1/98         AAA            3         3
  94-1 A1
   5.10%, 6/1/99          AAA           49        49
WFS Financial Owner
  Trust, Series 97-C A3
   6.01%, 3/20/02         AAA          380       380
World Omni Automobile
  Lease Securitization
  Corp., Series 97-B A2
   6.08%, 11/25/03        AAA   $      400  $    400
----------------------------------------------------
GROUP TOTAL                                   20,185
----------------------------------------------------

                       RATINGS       FACE
                      (STANDARD    AMOUNT    VALUE
                       & POOR'S)    (000)     (000)!
----------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS-
  AGENCY COLLATERAL SERIES (0.8%)
Federal Home Loan
  Mortgage Corporation,
  Series:
  93-149 O PO REMIC
   8/25/23                Agy           33        24
  1632-SA Inv Fl REMIC
   5.229%, 11/15/23       Agy           65        58
  1709-H PO REMIC
   1/15/24                Agy           14         9
  1813-K PO REMIC
   2/15/24                Agy           15        12
  1844-PC PO REMIC
   3/15/24                Agy           30        22
  1887-I PO REMIC
   10/15/22               Agy           15        11
Federal National
  Mortgage Association,
  Series:
  93-205 G PO REMIC
   9/25/23                Agy           14        10
  93-235 H PO REMIC
   9/25/23                Agy            4         3
  96-11 V PO REMIC
   9/25/23                Agy          548       410
  96-14 PC PO
   12/25/23               Agy           25        17
  96-46 PB PO REMIC
   9/25/23                Agy           30        23
  96-54 O PO
   11/25/23               Agy           19        13
  97-3 E PO REMIC
   12/25/23               Agy           75        57
  287 1 PO
   12/17/07               Agy          476       331
----------------------------------------------------
GROUP TOTAL                                    1,000
----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (3.6%)
Bear Stearns Mortgage
  Securities, Inc.,
  Series:
  ## 96-4 AI10
   8.125%, 9/25/27        AAA           50        52
  96-9 AI11
   8.00%, 12/25/27        AAA           50        52
Citicorp Mortgage
  Securities, Inc.,
  Series 93-9 A1
   7.00%, 3/25/20         AAA           21        21


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                      RATINGS       FACE
                     (STANDARD     AMOUNT     VALUE
                     & POOR'S)     (000)      (000)!
----------------------------------------------------

ICI Funding Corp.,
  Series 97-2 1A8
   8.00%, 7/25/28         AAA   $      348  $    361
+ Independent National
  Mortgage Corp.,
  Series 94-O B1
   7.875%, 9/25/24        A2            96       101
Residential Accredit
  Loans, Inc.,
  Series:
  97-QS2 A8
   7.75%, 3/25/27         AAA           75        77
  97-QS3 A8
   7.75%, 4/25/27         AAA          150       155
  97-QS10 A4
   7.25%, 10/25/27        AAA          548       551
  98-QS2 A7
   7.00%, 2/25/28         AAA          700       697
  98-QS4 AI5
   7.00%, 3/25/28         AAA          750       747
Residential Asset
  Securitization Trust,
  Series:
  96-A11 A9
   7.75%, 2/25/27         AAA          125       129
  97-A9 A5
   7.25%, 9/15/27         AAA          523       526
  98-A1 A4 REMIC
   6.75%, 3/15/28         AAA          750       737
----------------------------------------------------
GROUP TOTAL                                    4,206
----------------------------------------------------
COMMERCIAL MORTGAGES (9.2%)
+ American Southwest
  Financial Securities
  Corp.,
  Series 95-C1 A1B
   7.40%, 11/17/04        Aaa           50        52
Asset Securitization
  Corp.,
  Series:
  95-D1 A1
   7.59%, 8/11/27         AAA          140       147
  95-MD4 A1
   7.10%, 8/13/29         AAA          700       728
  96-MD6 A1B
   6.88%, 11/13/26        AAA          250       258
  96-MD6 A1C
   7.04%, 11/13/26        AAA          100       104
  97-D5 A1B
   6.66%, 2/14/41         AAA          225       230
  +## 97-D5 PS1 IO
   1.563%, 2/14/41        Aaa        2,046       221
(+) Carousel Center
  Finance, Inc., Series
  1 C
   7.527%, 11/15/07       BBB+          78        79

                      RATINGS       FACE
                     (STANDARD     AMOUNT     VALUE
                     & POOR'S)     (000)      (000)!
----------------------------------------------------

Chase Commercial
  Mortgage Securities
  Corp., Series 96-2 B
   6.90%, 10/19/06        AA    $      100  $    102
CS First Boston Mortgage
  Securities Corp.,
  Series 97-C1 A1C
   7.24%, 6/20/29         AAA          775       814
DLJ Commercial
  Mortgage Corp.,
  Series 98-CF1 A1B
   6.41%, 2/15/08         AAA          650       650
(+) DLJ Mortgage
  Acceptance Corp.,
  Series:
  96-CF2 A1B
   7.29%, 11/12/21        AAA           85        89
  ++## 96-CF2 S IO
   1.640%, 11/12/21       AAA          623        52
  97-CF1 A1B
   7.60%, 4/15/07         AAA          300       323
  ## 97-CF1 S IO
   1.095%, 3/15/17        AAA        1,292        82
  97-CF2 A1B
   6.82%, 9/15/07         AAA          775       796
Federal National
  Mortgage Association
  Series 93-M2 B IO
   2.572%, 7/25/03        Agy          715        25
First Union-Lehman
  Brothers Commercial
  Mortgage,
  Series:
  + 97-C1 A2
   7.30%, 12/18/06        Aaa          375       394
  97-C2 A3
   6.65%, 12/18/07        AAA          375       381
(+) Forum Finance
   7.125%, 5/15/04        AA           250       256
+ GMAC Commercial
  Mortgage Securities,
  Inc.,
  Series:
  97-C1 A2
   6.853%, 9/15/06        Aaa          500       513
  97-C2 A3
   6.566%, 11/15/07       Aaa          425       430
  ## 97-C2 X IO
   1.273%, 4/15/27        Aaa        3,650       277
+ GS Mortgage Securities
  Corp. II,
  Series:
  97-GL A2D
   6.94%, 7/13/30         Aaa          350       363
  ## 97-GL X2 IO
   0.930%, 7/13/30        Aaa          996        51
J.P. Morgan Commercial
  Mortgage Finance
  Corp., Series 97-C5 A2
   7.069%, 9/15/29        AAA          325       341


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERMEDIATE DURATION
PORTFOLIO (UNAUDITED)


                      RATINGS      FACE
                     (STANDARD    AMOUNT     VALUE
(CONT'D)             & POOR'S)     (000)     (000)!
----------------------------------------------------

+## LB Commercial
  Conduit Mortgage
  Trust,
  Series:
  96-C2 A
   7.424%, 10/25/26       Aaa   $       96  $    101
  98-C1 IO
   1.199%, 2/18/28        Aaa        4,600       308
Lehman Large Loan,
  Series 97-LLI A1
   6.79%, 6/12/04         AAA          545       557
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  ## 95-C1 IO
   2.185%, 5/25/15        AAA        2,520       122
  96-C1 A3
   7.42%, 4/25/28         AAA          100       105
  96-C2 A2
   6.82%, 11/21/28        AAA          345       353
  ++## 96-C2 IO
   1.538%, 11/21/28       AAA          441        37
+ Midland Realty
  Acceptance Corp.,
  Series 96-C2 A2
   7.233%, 1/25/29        Aaa          100       105
Mortgage Capital
  Funding, Inc.,
  Series:
  95-MC1 A1B
   7.60%, 5/25/27         AAA          150       153
  + 97-MC1 A3
   7.288%, 7/20/27        Aaa          375       393
  + 97-MC2 A2
   6.664%, 9/20/07        Aaa          450       456
(+) Park Avenue Finance
  Corp., Series 97-C1 A1
   7.58%, 5/12/07         AA           196       207
+ Salomon Brothers
  Mortgage Securities,
  Series 97-TZH A2
   7.174%, 3/24/22        Aa2          150       155
----------------------------------------------------
GROUP TOTAL                                   10,810
----------------------------------------------------
ENERGY (0.1%)
(+) Excel Paralubes
  Funding
   7.43%, 11/1/15         A-           100       104
----------------------------------------------------

                      RATINGS      FACE
                     (STANDARD    AMOUNT     VALUE
                     & POOR'S)     (000)     (000)!
----------------------------------------------------

FINANCE (10.8%) Allstate Corp.
   5.875%, 6/15/98        A            125       125
American General Finance
  Corp., Series D
   6.35%, 9/19/00         A+           270       274
(+) Anthem Insurance
  Cos., Inc., Series A
   9.00%, 4/1/27          BBB+         225       241
Associates Corp. of
  North America,
  Series H
   6.73%, 3/27/03         AA-   $      475  $    486
(+) BankAmerica
  Institutional, Series
  A
   8.07%, 12/31/26        A-           455       485
Bankers Trust New York
  Corp.
   6.625%, 7/30/99        A            150       151
Barclays American Corp.
   7.875%, 8/15/98        AA           125       126
Beneficial Corp., Series
  H
   6.575%, 12/16/02       A            175       177
(+) BT Institutional
  Capital Trust, Series
  A
   8.09%, 12/1/26         BBB+         500       519
Chase Manhattan Bank
   5.875%, 8/4/99         A+           575       575
Chrysler Financial Corp.
   6.375%, 1/28/00        A-           200       201
   6.62%, 6/16/00         A            325       329
CIT Group Holdings
   6.375%, 10/1/02        AA-          400       404
Countrywide Funding
  Corp.
   6.05%, 3/1/01          A             75        75
   6.55%, 4/14/00         A            175       176
  Series A
   7.32%, 8/15/00         A            175       179
(+) EOP Operating LP
   6.625%, 2/15/05        BBB          440       438
(+) Equitable Life
  Assurance Society of
  the U.S., Series 1A
   6.95%, 12/1/05         A            250       256
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24         BBB+         300       347
(+) First Chicago NBD
  Corp., Series A
   7.95%, 12/1/26         A-           675       708
(+) First Hawaiian Bank,
  Series A
   6.93%, 12/1/03         A            350       358
First Union
  Institutional Capital,
  Series I
   8.04%, 12/1/26         BBB+         400       424
(+) Florida Property &
  Casualty
   7.375%, 7/1/03         A-           125       130
   7.45%, 7/1/04          A            100       104
(+) Florida Windstorm
   6.70%, 8/25/04         A-           200       201
Ford Motor Credit Corp.
   7.47%, 7/29/99         A+            75        76
   8.375%, 1/15/00        A             75        78


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                        STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                      RATINGS       FACE
                     (STANDARD     AMOUNT     VALUE
                     & POOR'S)      (000)     (000)!
----------------------------------------------------

General Motors
  Acceptance Corp.,
  Medium Term Note
   6.65%, 5/24/00         A     $      100  $    101
   6.75%, 6/10/02         A            100       102
Homeside Lending, Inc.
   6.875%, 6/30/02        A+           441       450
Household Finance Corp.
   6.08%, 3/8/06          A            408       405
(+) Hyatt Equities LLC
   7.00%, 5/15/02         BBB+         340       346
Lehman Brothers Holdings
  Corp.
   6.50%, 7/18/00         A            375       377
   6.625%, 11/15/00       A            100       101
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23         AA-          325       323
NB Capital Trust
   8.25%, 4/15/27         A-           250       274
PNC Institutional
  Capital, Series A
   7.95%, 12/15/26        BBB+         300       314
(+) Prime Property
  Funding II
   6.80%, 8/15/02         A            355       359
(+) State Street
  Institutional Capital,
  Series:
  A
   7.94%, 12/30/26        A            250       266
  B
   8.035%, 3/15/27        A            245       263
Washington Mutual, Inc.,
  Series A
   8.206%, 2/1/27         BBB-         235       250
   8.60%, 2/1/02          BBB+         195       211
Wells Fargo Capital,
  Series:
  (+) A
   8.125%, 12/1/26        BBB          100       106
  B
   7.95%, 12/1/26         BBB+         250       261
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13          AA-          247       254
  96 WFP-D
   6.95%, 9/1/13          AA-          350       362
----------------------------------------------------
GROUP TOTAL                                   12,768
----------------------------------------------------

                      RATINGS       FACE
                     (STANDARD     AMOUNT     VALUE
                     & POOR'S)      (000)     (000)!
----------------------------------------------------

FLOATING RATE NOTES (1.0%)
## Student Loan
  Marketing Association,
  Series:
  95-1 A1
   5.83%, 4/26/04         AAA   $      648  $    647
  96-1 A1
   5.815%, 7/26/04        AAA          530       529
----------------------------------------------------
GROUP TOTAL                                    1,176
----------------------------------------------------
FOREIGN GOVERNMENT (4.9%)
Government of Germany
   7.00%, 11/25/99        Agy   DEM 10,100     5,716
----------------------------------------------------
INDUSTRIALS (0.5%)
(+) EES Coke Battery
  Co., Inc.
   7.125%, 4/15/02        BBB   $      189       191
Philip Morris Cos., Inc.
   6.375%, 2/1/06         A             55        54
   7.00%, 7/15/05         A            185       189
Scotia Pacific Holding
  Co.
   7.95%, 7/20/15         BBB           80        84
Sears Roebuck Acceptance
  Corp.
   6.86%, 8/6/01          A-            70        72
----------------------------------------------------
GROUP TOTAL                                      590
----------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (0.1%)
## Resolution Trust
  Corp., Series 92-5 C
   8.617%, 1/25/26        AA            74        74
----------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES-
  AGENCY COLLATERAL SERIES (0.7%)
Federal National
  Mortgage Association,
  Series:
  96-20 E PO
   11/25/22               Agy          250       142
  249 1 PO
   10/25/23               Agy          323       227
  260 1 PO
   4/1/24                 Agy           54        41
  263 1 PO
   5/25/24                Agy           60        42
  282 1 PO
   9/15/25                Agy          479       353
----------------------------------------------------
GROUP TOTAL                                      805
----------------------------------------------------
TAXABLE MUNICIPAL (0.3%)
New York State Power
  Authority Revenue
  Bonds, Series B
   6.11%, 2/15/11         AA-          400       398
----------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERMEDIATE DURATION
PORTFOLIO (UNAUDITED)



                       RATINGS       FACE
                      (STANDARD    AMOUNT    VALUE
 (CONT'D)              & POOR'S)    (000)     (000)!
----------------------------------------------------

U.S. TREASURY SECURITIES (24.1%)
U.S. Treasury Notes
   3.375%, 1/15/07
     (Inflation Indexed)  Tsy   $    2,497  $  2,421
   3.625%, 7/15/02
     (Inflation Indexed)  Tsy        5,523     5,466
   6.375%, 3/31/01        Tsy       18,250    18,609
   !! 6.875%, 7/31/99     Tsy          750       762
   7.50%, 2/15/05         Tsy        1,050     1,155
----------------------------------------------------
GROUP TOTAL                                   28,413
----------------------------------------------------
UTILITIES (0.1%)
(+) Edison Mission
  Energy Funding Corp.,
  Series B
   7.33%, 9/15/08         BBB          100       104
----------------------------------------------------
YANKEE (2.4%)
(+) Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08        BBB          381       382
(+) AST Research, Inc.
   7.45%, 10/1/02         B+           300       269
(+) Hutchison Whampoa
  Financial, Series B
   7.45%, 8/1/17          A+           185       170
(+) Israel Electric
  Corp., Ltd
   7.25%, 12/15/06        A-            60        61
   7.75%, 12/15/27        A-           265       269
(+) Oil Purchase Co.
   7.10%, 10/31/02        BBB          250       250
(+) Petroliam Nasional
  Bhd.
   7.125%, 10/18/06       A+           325       303
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17          BBB          350       367
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14        BBB+         365       378
Sony Corp
   6.125%, 3/4/03         A            325       324
----------------------------------------------------
GROUP TOTAL                                    2,773
----------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $111,978)                                  112,490
----------------------------------------------------
PREFERRED STOCK (0.5%)
----------------------------------------------------
                                    SHARES
                                    ------
MORTGAGE-OTHER (0.5%)
(+)+ Home Ownership
    Funding Corp.,
    13.331% (Cost $652)   Aaa          650       624
----------------------------------------------------

                       RATINGS       FACE
                      (STANDARD    AMOUNT    VALUE
                       & POOR'S)    (000)     (000)!
----------------------------------------------------

INTEREST RATE CAP (0.0%)-SEE NOTE A6
----------------------------------------------------
Bankers Trust Co., terminating 10/15/99, to receive
  on 10/15/99 the excess, as measured on 10/15/98,
  of 12 month LIBOR over 6.34% multiplied by the
  notional amount.
  (Premium Paid $85)      A-    $   25,000  $     23
----------------------------------------------------
CASH EQUIVALENTS (18.5%)
----------------------------------------------------
CASH INVESTMENTS-MORTGAGE (13.7%)
Federal Home Loan
  Mortgage Corporation
  Conventional Pools:
   10.50%, 5/1/19-
     10/1/19              Agy          108       118
   11.00%, 7/1/13         Agy          111       125
   11.50%, 3/1/13         Agy          173       197
  Gold Pools:
   9.50%, 12/1/22         Agy          485       532
   10.00%, 6/1/17         Agy          405       449
  Series:
  ## 1386-D REMIC
   6.25%, 10/15/07        Agy          416       418
Federal National
  Mortgage Association
  Conventional Pools:
   10.00%, 2/1/21-1/1/27  Agy          315       350
   10.50%, 12/1/10        Agy           93       104
   12.00%, 8/1/12         Agy           44        51
  Series:
  ## 94-50 FD REMIC
   6.20%, 3/25/24         Agy          414       415
  ## 97-43 FM REMIC
   6.25%, 7/18/27         Agy          354       356
  ## 97-70 FA REMIC, PAC
   (11)
   6.20%, 7/18/20         Agy          213       214
  ## 97-76 FM
   6.20%, 9/17/27         Agy          377       379
  ## 98-22 FA REMIC
   6.025%, 4/18/28        Agy        1,350     1,353
Government National
  Mortgage Association
  Adjustable Rate Mortgages:
   7.00%,
   3/20/25-7/20/25        Tsy        1,271     1,296
   7.375%, 4/20/25-
     6/20/25              Tsy        2,475     2,523
  Various Pools:
   9.50%, 12/15/17-
     12/15/21             Tsy        1,349     1,472
   10.00%, 1/15/16-
     12/25/26             Tsy        2,743     3,058
   10.50%, 3/15/06-
     2/15/18              Tsy          293       330


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



                       RATINGS       FACE
                      (STANDARD    AMOUNT    VALUE
                       & POOR'S)    (000)     (000)!
----------------------------------------------------

   11.00%, 3/15/10-
     8/15/27              Tsy   $    1,857  $  2,128
   11.50%, 6/15/13        Tsy          108       125
   12.00%, 12/15/12-
     5/15/14              Tsy           88       102
   12.50%, 12/15/10       Tsy           38        45
----------------------------------------------------
GROUP TOTAL                                   16,140
----------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
Chase Securities, Inc. 5.75%,
  dated 3/31/98, due 4/1/98,
  to be repurchased at $5,623,
  collateralized by various
  U.S. Government Obligations,
  due 4/1/98-11/15/99, valued
  at $5,639                          5,622     5,622
----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $21,710)         21,762
----------------------------------------------------
TOTAL INVESTMENTS (114.5%) (Cost $134,425)   134,899
----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-14.5%)
Dividends Receivable                              22
Interest Receivable                              895
Receivable for Investments Sold               17,875
Receivable for Fund Shares Sold                  161
Unrealized Gain on Forward Foreign
  Currency Contracts                              80
Other Assets                                       2
Payable for Investments Purchased            (35,973)
Payable for Fund Shares Redeemed                  (8)
Payable for Investment Advisory Fees             (96)
Payable for Administrative Fees                   (8)
Payable for Trustees' Deferred
  Compensation Plan-Note F                        (2)
Payable for Daily Variation on Futures
  Contracts                                       (7)
Other Liabilities                                (14)
                                            --------
                                             (17,073)
----------------------------------------------------
NET ASSETS (100%)                           $117,826
----------------------------------------------------

                                             VALUE
                                             (000)!
====================================================

INSTITUTIONAL CLASS
----------------------------------------------------
NET ASSETS
Applicable to 11,268,171 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)              $117,826
----------------------------------------------------
NET ASSET VALUE PER SHARE                   $  10.46
----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                             $115,379
Undistributed Net Investment Income (Loss)     1,706
Undistributed Realized Net Gain (Loss)           357
Unrealized Appreciation (Depreciation) on:
  Investment Securities                          474
  Foreign Currency Transactions                   77
  Futures                                       (167)
----------------------------------------------------
NET ASSETS                                  $117,826
----------------------------------------------------
!       See Note A1 to Financial Statements.
(+)     144A security. Certain conditions for public sale
        may exist.
!! A portion of these securities was pledged to cover margin requirements for futures contracts.
+ Moody's Investors Service, Inc. rating. Security is not rated by Standard & Poor's Corporation.
++ Fitch rating. Security is not rated by Standard & Poor's Corporation or Moody's Investors Service,
        Inc.
##      Variable or floating rate security-rate disclosed
        is as of March 31, 1998.
CMO     Collateralized Mortgage Obligation
DEM     German Mark
Inv     Fl Inverse Floating Rate-Interest rate fluctuates
        with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at
        March 31, 1998.
IO      Interest Only
N/R     Not rated by Moody's Investors Service, Inc.,
        Standard & Poor's Corporation or Fitch.
PAC     Planned Amortization Class
PO      Principal Only
REMIC   Real Estate Mortgage Investment Conduit
TBA     Security is subject to delayed delivery. See Note
        A8 to Financial Statements.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-MARKET FIXED INCOME
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Multi-Market Fixed Income Portfolio combines a broad array of both domestic and international fixed income securities to maximize active management opportunities within a single fixed-income strategy. The Portfolio will include the most attractively valued securities from four major areas: domestic investment-grade bonds, international bonds, high-yield bonds, and emerging markets debt. MAS constructs a diversified fund with a maturity and duration structure reflecting long-term views on interest rates and inflation, and controls risk through diversification within and among these four major areas.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                          MAS        SALOMON   SALOMON WORLD
                      MULTI-MARKET    BROAD     GOV'T BOND
                      FIXED INCOME    INDEX    EX-U.S. INDEX
                      --------------------------------------

SINCE INCEPTION......     3.14%       4.20%        (0.86)%


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High-yield fixed income securities, otherwise known as "junk bonds," represent a much greater risk of default and tend to be more volatile than higher-rated bonds.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Multi-Market Fixed Income Portfolio commenced operations on 10/1/97. Total returns are compared to the Salomon Broad Investment Grade Index and the Salomon World Government Bond Ex-U.S. Index, both unmanaged market indices. Returns for periods less than one year are cumulative.

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (92.1%)

-----------------------------------------------------
                       RATINGS       FACE
                      (STANDARD    AMOUNT    VALUE
   MARCH 31, 1998     & POOR'S)    (000)     (000)!
-----------------------------------------------------

ADJUSTABLE RATE MORTGAGES (1.6%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 7/20/27          Tsy   $       869  $   883
-----------------------------------------------------
ASSET BACKED CORPORATES (2.9%)
Advanta Mortgage Loan
  Trust, Series 97-3 A2
   6.61%, 4/25/12          AAA            95       95
ALPS,
  Series:
  94-1 A4 CMO
   7.80%, 9/15/04          AA             45       46
  94-1 C2 CMO
   9.35%, 9/15/04          BBB            40       40
Arcadia Automobile
  Receivables Trust,
  Series 97-C A4
   6.375%, 1/15/03         AAA           115      116
CIT Group Home Equity
  Loan Trust,
  Series 97-1 A3
   6.25%, 9/15/11          AAA           100      100
Commercial Financial
  Services, Inc.,
  Series 97-5 A1
   7.72%, 6/15/05          A              97       97
(+) Credit Card
  Receivables Trust,
  Series 98-IA A
   6.478%, 12/22/04        AAA           199      199
First Plus Home Loan
  Trust,
  Series:
  97-3 A2
   6.48%, 9/10/08          AAA           100      100
  97-3 A3
   6.57%, 10/10/10         AAA           100      100
Honda Auto Receivables
  Grantor Trust, Series
  97-A A
   5.85%, 2/15/03          AAA           168      168
(+) Long Beach Acceptance
  Auto Grantor Trust,
  Series:
  + 97-1 B
   14.22%, 10/26/03        Ba3           208      208
  97-2 A
   6.69%, 9/25/04          AAA            84       84
(+) Securitized Multiple
  Asset Rated Trust,
  Series 97-6 A1
   7.71%, 4/15/06          A             148      149


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                        RATINGS    FACE
                       (STANDARD  AMOUNT       VALUE
                        & POOR'S)  (000)       (000)!
-----------------------------------------------------

Security Pacific Home
  Equity Trust,
  Series 91-A B
   10.50%, 3/10/06         A+    $        15  $    15
WFS Financial Owner
  Trust, Series 97-C A3
   6.10%, 3/20/02          AAA           130      130
-----------------------------------------------------
GROUP TOTAL                                     1,647
-----------------------------------------------------
ASSET BACKED MORTGAGES (0.5%)
Advanta Mortgage Loan
  Trust, Series 96-2 A5
   8.08%, 6/25/27          AAA            65       68
Champion Home Equity Loan
  Trust,
  Series 96-2 A4
   8.00%, 9/25/28          AAA            50       52
Cityscape Home Equity
  Loan Trust,
  Series:
  96-3 A IO
   1.00%, 10/25/26         N/R         1,150       28
  96-3 A YMA
   10/25/26                N/R           994        1
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-4 A11 I IO
   1.10%, 1/15/28          AAA           843       22
(+)96-4 A11 I YMA
   1/15/28                 AAA         1,002        1
  96-4 A12 I IO
   1.05%, 1/15/28          AAA           228        6
  Sec.@ 96-4 A12 I YMA
   1/15/28 (acquired
   10/10/97, cost $0)      AAA           219       --
  97-1 A10 I IO
   1.10%, 3/15/28          AAA         1,037       27
(+)97-1 A10 I YMA
   3/15/28                 AAA         1,195        2
IMC Home Equity Loan
  Trust, Series 96-3 A7
   8.05%, 8/25/26          AAA            50       52
-----------------------------------------------------
GROUP TOTAL                                       259
-----------------------------------------------------
CABLE (1.1%) CSC Holdings, Inc.
   7.875%, 12/15/07        BB+           330      340
(+) Lenfest
  Communications, Inc.
   7.625%, 2/15/08         BB+            55       55
Rogers Cablesystems Ltd.,
  Series B
   10.00%, 3/15/05         BB+           215      241
-----------------------------------------------------
GROUP TOTAL                                       636
-----------------------------------------------------

                          RATINGS       FACE
                         (STANDARD     AMOUNT   VALUE
                         & POOR'S)     (000)    (000)!
-----------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY
  COLLATERAL SERIES (0.8%)
Federal Home Loan
  Mortgage Corporation,
  Series:
  1398-I Inv Fl REMIC
   12.18%, 10/15/07        Agy   $        20  $    24
  1415-S Inv Fl IO
   18.813%, 11/15/07       Agy            22       10
  1476-S Inv Fl IO REMIC
    PAC
   4.287%, 2/15/08         Agy           203       23
  1485-S Inv Fl IO REMIC
   3.85%, 3/15/08          Agy           194       18
  1600-SA Inv Fl IO REMIC
   2.25%, 10/15/08         Agy           423       23
  1709-H PO REMIC
   1/15/24                 Agy             5        3
  1813-K PO REMIC
   2/15/24                 Agy             5        4
  1844-PC PO REMIC
   3/15/24                 Agy            10        7
  1887-I PO REMIC
   10/15/22                Agy             5        4
  1950-SC Inv Fl IO
   2.25%, 10/15/22         Agy            10        1
Federal National Mortgage
  Association,
  Series:
  90-118 S Inv Fl
   28.777%, 9/25/20        Agy             9       14
  92-186 S Inv Fl IO
   3.287%, 10/25/07        Agy           380       31
  93-149 O PO REMIC
   8/25/23                 Agy            12        9
  93-205 G PO REMIC
   9/25/23                 Agy            33       24
  93-235 H PO REMIC
   9/25/23                 Agy            12       10
  96-11 V PO REMIC
   9/25/23                 Agy            88       65
  96-14 PC PO
   12/25/23                Agy            10        7
  96-37 H PO REMIC
   8/25/23                 Agy            61       50
  96-46 PB PO REMIC
   9/25/23                 Agy            10        8
  96-54 O PO
   11/25/23                Agy            10        7
  96-68 SC Inv Fl IO
    REMIC
   2.444%, 1/25/24         Agy            90       11
  @ 97-30 Inv Fl IO REMIC
   1.875%, 7/25/22         Agy             5       --
  287 1 PO
   12/17/07                Agy           138       96
  G92-53 S Inv Fl IO
    REMIC
   32.344%, 9/25/22        Agy            18       13


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-MARKET FIXED INCOME
PORTFOLIO (UNAUDITED)



                        RATINGS    FACE
                       (STANDARD  AMOUNT       VALUE
                        & POOR'S)  (000)       (000)!
-----------------------------------------------------

Government National
  Mortgage Association,
  Series:
  96-12 S Inv Fl IO REMIC
   2.813%, 6/16/26         Tsy   $        15  $     1
  96-13 S Inv Fl IO REMIC
   3.40%, 7/16/11          Tsy             8        1
  96-17 S Inv Fl IO REMIC
   2.863%, 8/16/26         Tsy             8        1
+ Kidder Peabody Mortgage
  Assets Trust,
  Series:
  87-B PO 4/22/18          Aaa             1        1
  @ 87-B IO
   9.50%, 4/22/18          Aaa             1       --
-----------------------------------------------------
GROUP TOTAL                                       466
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-NON-AGENCY
  COLLATERAL SERIES (1.1%)
American Housing Trust,
  Series V 1G
   9.125%, 4/25/21         AAA            46       48
Capstead Mortgage Corp.
   7.25%, 9/15/27          AAA            90       90
@ Citicorp Mortgage
  Securities, Inc.,
  Series 93-9 A1
   7.00%. 3/25/20          AAA         (2)--       --
Sec.## Kidder Peabody
  Funding Corp., Series
  92-4 B2
   8.467%, 5/28/22
   (acquired 10/10/97,
   cost $29)               N/R            29       29
Mid-State Trust II,
  Series 88-2 A4
   9.625%, 4/1/03          AAA            20       22
Prudential Home Mortgage
  Securities Co., Inc.,
  Series 90-5 A3
   9.50%, 5/25/05          AAA             4        4
Residential Accredit
  Loans, Inc.,
  Series:
+ 97-QS1 A11
   7.50%, 2/25/27          Aaa            80       81
  97-QS2 A8
   7.75%, 3/25/27          AAA            40       41
  97-QS3 A8
   7.75%, 4/25/27          AAA            90       93
  97-QS4 A7
   7.75%, 5/25/27          AAA            95       98

                        RATINGS    FACE
                       (STANDARD   AMOUNT       VALUE
                       & POOR'S)   (000)       (000)!
-----------------------------------------------------

Residential Funding
  Mortgage Securities
  Co., Inc.,
  Series 94-S1 A19
   6.75%, 1/25/24          AAA   $        85  $    84
Rural Housing Trust,
  Series 87-1 B1 REMIC
   3.33%, 10/1/28          A-             32       31
-----------------------------------------------------
GROUP TOTAL                                       621
-----------------------------------------------------
COMMERCIAL MORTGAGES (7.9%)
+ American Southwest
  Financial Securities
  Corp.,
  Series 95-C1 A1B
   7.40%, 11/17/04         Aaa            60       62
Asset Securitization
  Corp.,
  Series:
  95-MD4 A1
   7.10%, 8/13/29          AAA           439      457
(+) 96-D3 A1C
   7.40%, 10/13/26         AAA            60       64
 +  96-MD6 A1C
   7.04%, 11/13/26         Aaa            60       62
(+) Crystal Run
  Properties, Series A
   7.393%, 8/15/11         AA            100      107
CS First Boston Mortgage
  Securities Corp.,
  Series 97-C1 A1C
   7.24%, 6/20/29          AAA           415      436
DLJ Commercial Mortgage
  Corp.,
  Series 98-CF1 A1B
   6.41%, 2/15/08          AAA           350      350
DLJ Mortgage Acceptance
  Corp.,
  Series:
(+) 95-CF2 A3
   7.05%, 12/17/27         A              25       25
  ## 95-CF2 S2 IO
   1.645%, 12/17/27        BBB           360       31
(+) 96-CF1 A1B
   7.58%, 3/13/28          AAA            40       43
(+) 96-CF2 A1B
   7.29%, 11/12/21         AAA            15       16
(+)++## 96-CF2 S IO
   1.640%, 11/12/21        AAA           286       24
(+) 97-CF1 A1B
   7.60%, 4/15/07          AAA            85       91
(+) 97-CF1 S IO
   1.097%, 3/15/17         AAA           560       36
(+) 97-CF2 A1B
   6.82%, 9/15/07          AAA           400      411
First Union-Lehman
  Brothers Commercial
  Mortgage,
  Series 97-C2 A3
   6.65%, 12/18/07         AAA           200      203


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                        RATINGS    FACE
                      (STANDARD   AMOUNT       VALUE
                       & POOR'S)   (000)       (000)!
-----------------------------------------------------

+ GMAC Commercial
  Mortgage Securities,
  Inc.,
  Series:
  96-C1 X2 IO
   1.868%, 3/15/21         Aaa   $       261  $    22
  97-C1 A2
   6.853%, 9/15/06         Aaa           115      118
  97-C2 A3
   6.566%, 11/15/07        Aaa           275      278
## 97-C2 X IO
   1.273%, 4/15/27         Aaa         2,300      175
+ GS Mortgage Securities
  Corp. II,
  Series 97-GL A2D
   6.94%, 7/13/30          Aaa           115      119
J.P. Morgan Commercial
  Mortgage Finance Corp.,
  Series 97-C5 A2
   7.069%, 9/15/29         AAA           110      116
+## LB Commercial Conduit
  Mortgage Trust,
  Series:
  96-C2 A
   7.424%, 10/25/26        Aaa            96      101
  98-C1 IO
   1.199%, 2/18/28         Aaa         2,400      160
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  96-C1 A3
   7.42%, 4/25/28          AAA            85       89
  96-C2 A2
   6.82%, 11/21/28         AAA            30       31
++## 96-C2 IO
   1.538%, 11/21/28        AAA           299       25
+ Midland Realty
  Acceptance Corp.,
  Series 96-C2 A2
   7.233%, 1/25/29         Aaa            50       52
Mortgage Capital Funding,
  Inc.,
  Series:
  95-MC1 A1B
   7.60%, 5/25/27          AAA           100      102
+ 97-MC1 A3
   7.288%, 7/20/27         Aaa           105      110
+ 97-MC2 A2
   6.664%, 9/20/07         Aaa           250      253
Nomura Asset Securities
  Corp., Series 94-MD1 A3
   8.026%, 3/15/18         N/R            35       37
(+) Park Avenue Finance
  Corp., Series 97-C1 A1
   7.58%, 5/12/07          N/R            98      103
+ Salomon Brothers
  Mortgage Securities,
  Series 97-TZH A2
   7.174%, 3/24/22         Aa2           100      104

                        RATINGS    FACE
                      (STANDARD   AMOUNT       VALUE
                       & POOR'S)   (000)       (000)!
-----------------------------------------------------

++## Structured Asset
  Securities Corp.,
  Series:
  96-CLF X1 IO
   1.42%, 2/25/28          AAA   $       442  $    24
  96-CFL X1A IO
   1.431%, 2/25/28         AAA           408       10
  96-CFL X2 IO
   1.225%, 2/25/28         AAA           114        3
+ Town & Country Funding
  Corp.,
   5.85%, 8/15/00          Aa2             5        5
-----------------------------------------------------
GROUP TOTAL                                     4,455
-----------------------------------------------------
COMMUNICATIONS (2.7%)
Comcast Cellular Holdings
  Corp., Series B
   9.50%, 5/1/07           BB+           120      127
+# Dial Call
  Communications, Inc.
   0.00%, 12/15/05         B2            170      168
# Intermedia
  Communications, Inc.
   0.00%, 7/15/07          B             485      365
# Nextel Communications,
  Inc.
   0.00%, 8/15/04          CCC+          235      226
(+)# Qwest Communications
  International, Inc.
   0.00%, 2/1/08           B+            245      173
(+)+# RCN Corp.
   0.00%, 2/15/08          B3            175      109
# Teleport Communications
  Group, Inc.
   0.00%, 7/1/07           B+            430      370
-----------------------------------------------------
GROUP TOTAL                                     1,538
-----------------------------------------------------
EMERGING MARKETS (0.3%)
# PTC International
  Finance B.V.
   0.00%, 7/1/07           B+            205      144
-----------------------------------------------------
ENERGY (0.5%)
(+) ESI Tractebell
  Acquisition Corp.
   7.99%, 12/30/11         BB            100       99
(+) Excel Paralubes
  Funding
   7.43%, 11/1/15          A-            100      104
Mobile Energy Services
   8.665%, 1/1/17          BBB-           91       97
-----------------------------------------------------
GROUP TOTAL                                       300
-----------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-MARKET FIXED INCOME
PORTFOLIO (UNAUDITED)



                        RATINGS      FACE
                       (STANDARD    AMOUNT     VALUE
(CONT'D)               & POOR'S)     (000)     (000)!
-----------------------------------------------------

FINANCE (6.3%)
(+) Anthem Insurance
  Cos., Inc., Series A
   9.00%, 4/1/27           BBB+  $       130  $   139
(+) BankAmerica
  Institutional, Series A
   8.07%, 12/31/26         A-            250      266
(+) BT Institutional
  Capital Trust, Series A
   8.09%, 12/1/26          BBB+          125      130
(+) EOP Operating LP
   6.625%, 2/15/05         BBB           160      160
(+) First Chicago NBD
  Corp., Series A
   7.95%, 12/1/26          A-            250      262
First Union Institutional
  Capital, Series I
   8.04%, 12/1/26          BBB+          180      191
(+) Florida Property &
  Casualty
   7.375%, 7/1/03          A-            100      104
(+) Florida Windstorm
   6.70%, 8/25/04          A-            145      146
## Fuji JGB Investment
  LLC, Series A
   9.87%, 12/31/49         BB+           180      178
(+)## IBJ Preferred Cap
  Co. LLC, Series A
   8.79%, 12/29/49         BBB-          175      168
J.P. Morgan Capital Trust
  I
   7.54%, 1/15/27          AA-           105      107
NB Capital Trust
   8.25%, 4/15/27          A-            100      110
PNC Institutional
  Capital, Series A
   7.95%, 12/15/26         BBB+          135      142
(+) Prime Property
  Funding II
   6.80%, 8/15/02          A             215      217
   7.00%, 8/15/04          A              50       51
(+) Prudential Insurance
  Co.
   8.30%, 7/1/25           A             150      167
(+)## SB Treasury Co.
  LLC, Series A
   9.40%, 12/29/49         BBB-          160      165
(+) State Street
  Institutional Capital,
  Series:
  A
   7.94%, 12/30/26         A             100      106
  B
   8.035%, 3/15/27         A             100      107
Washington Mutual Capital
   8.375%, 6/1/27          BBB-           35       38
Washington Mutual, Inc.,
  Series A
   8.206%, 2/1/27          BBB-          150      159
(+) Wells Fargo Capital,
  Series A
   8.125%, 12/1/26         BBB   $       125  $   133
(+) World Financial
  Properties, Series 96
  WFP-D
   6.95%, 9/1/13           AA-           250      258
-----------------------------------------------------
GROUP TOTAL                                     3,504
-----------------------------------------------------

                       RATINGS      FACE
                      (STANDARD    AMOUNT     VALUE
                      & POOR'S)     (000)     (000)!
-----------------------------------------------------

FOREIGN GOVERNMENTS (18.8%)
Commonwealth of Australia
   10.00%, 2/15/06         AAA    AUD  2,250    1,895
Government of France
  O.A.T.
   8.50%, 3/28/00          AAA    FRF  7,180    1,253
Government of Germany
  +5.75%, 8/22/00          Aaa     DEM 1,775      994
   6.00%, 1/5/06           Agy         1,500      871
   7.50%, 9/9/04           AAA         1,725    1,073
International Bank for
  Reconstruction &
  Development
   4.75%, 12/20/04         BB+   JPY  85,000      768
Republic of Italy BTPS
   9.50%, 2/1/06           AAA   ITL 930,000      655
Republic of South Africa
   13.00%, 8/31/10         BBB+   ZAR  1,150      226
Swedish Government
   6.00%, 2/9/05           AAA    SEK  7,600      998
   13.00%, 6/15/01         AA+         6,200      956
United Kingdom Treasury
  Bill
   8.50%, 7/16/07          AAA    GBP    435      859
-----------------------------------------------------
GROUP TOTAL                                    10,548
-----------------------------------------------------
GAMING (0.3%)
Grand Casinos, Inc.
   10.125%, 12/1/03        BB    $       155      169
-----------------------------------------------------
GENERAL INDUSTRIAL (0.1%)
Geberit International SA
   10.125%, 4/15/07        B+      DEM   100       61
-----------------------------------------------------
HEALTHCARE (0.2%)
Tenet Healthcare Corp.
   8.625%, 1/15/07         B+    $       125      130
-----------------------------------------------------
HOTELS, LODGING & RESTAURANTS (0.2%)
HMC Acquisition
  Properties
   9.00%, 12/15/07         BB-            85       90
-----------------------------------------------------
INDUSTRIALS (2.3%)
Columbia/HCA Healthcare
   7.58%, 9/15/25          BBB           240      218
News America Holdings
   7.75%, 1/20/24          BBB-          185      194
   8.875%, 4/26/23         BBB-          525      616
Philip Morris Cos., Inc.
   7.00%, 7/15/05          A             125      128


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                        RATINGS     FACE
                       (STANDARD   AMOUNT      VALUE
                       & POOR'S)   (000)      (000)!
-----------------------------------------------------

Rhone-Poulenc Rorer,
  Inc., Series 92-A 3
   8.62%, 1/5/21           BBB-  $        60  $    66
Scotia Pacific Holding
  Co.
   7.95%, 7/20/15          BBB            52       55
-----------------------------------------------------
GROUP TOTAL                                     1,277
-----------------------------------------------------
MEDIA & ENTERTAINMENT (0.8%)
Paramount Communications,
  Inc.
   8.25%, 8/1/22           BB+           175      180
Viacom, Inc.
   8.00%, 7/7/06           BB-           240      245
-----------------------------------------------------
GROUP TOTAL                                       425
-----------------------------------------------------
METALS (0.5%)
Impress Metal Packaging
  Holdings
   9.875%, 5/29/07         B       DEM   185      106
(+) Murrin Murrin
  Holdings Ltd.
   9.375%, 8/31/07         BB-   $       180      179
-----------------------------------------------------
GROUP TOTAL                                       285
-----------------------------------------------------
PACKAGING (0.9%)
American Standard Cos.
   7.375%, 2/1/08          BB-           155      152
Integrated Health
  Services, Series A
   9.50%, 9/15/07          B             200      213
Revlon Worldwide, Series
  B Zero Coupon 3/15/01    B-            165      126
-----------------------------------------------------
GROUP TOTAL                                       491
-----------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (0.1%)
sec. Household Bank,
  Series 85-1 CMO
   7.94%, 5/1/02
   (acquired 10/10/97,
   cost $2)                N/R             2        1
sec.## Magnolia Federal
  Bank, Series 84-2
   9.12%, 10/1/07
   (acquired 10/10/97,
   cost $6)                N/R             6        6
Resolution Trust Corp.,
  Series 92-5 C
   8.617%, 1/25/26         AA             30       30
Ryland Acceptance Corp.
  IV, Series 79-A
   6.65%, 7/1/11           AA             33       32
-----------------------------------------------------
GROUP TOTAL                                        69
-----------------------------------------------------

                        RATINGS     FACE
                      (STANDARD    AMOUNT     VALUE
                      & POOR'S)    (000)      (000)!
-----------------------------------------------------

RETAIL (1.3%)
DR Structured Finance,
  Series:
  93-K1 A1
   6.66%, 8/15/10          BB    $        68  $    63
  94-K1 A1
   7.60%, 8/15/07          BB            178      175
  94-K2 A2
   9.35%, 8/15/19          BB            130      135
Kmart Funding Corp.,
  Series F
   8.80%, 7/1/10           BB            140      144
Southland Corp.
   5.00%, 12/15/03         BB+           210      184
-----------------------------------------------------
GROUP TOTAL                                       701
-----------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES-
  AGENCY COLLATERAL SERIES (0.7%)
Federal National Mortgage
  Association,
  Series:
  249 1 PO
   10/25/23                Agy           281      197
  260 1 PO
   4/1/24                  Agy            43       33
  282 1 PO
   9/1/25                  Agy           192      142
@ First Boston Mortgage
  Securities Corp.,
  Series 87-B2 IO
   8.985%, 4/25/17         AAA         (2)--       --
-----------------------------------------------------
GROUP TOTAL                                       372
-----------------------------------------------------
SUPERMARKETS (0.5%)
Fred Meyer, Inc.
   7.375%, 3/1/05          BB+           300      301
-----------------------------------------------------
TECHNOLOGY (0.4%)
Advanced Micro Devices,
  Inc.
   11.00%, 8/1/03          BB-           200      214
-----------------------------------------------------
TRANSPORTATION (0.3%)
Continental Airlines,
  Series 98-1 A
   6.648%, 9/15/17         AA+           185      185
-----------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-MARKET FIXED INCOME
PORTFOLIO (UNAUDITED)




                        RATINGS       FACE
                       (STANDARD     AMOUNT    VALUE
(CONT'D)               & POOR'S)     (000)    (000)!
-----------------------------------------------------

U.S. TREASURY SECURITIES (19.5%)
U.S. Treasury Notes
   3.375%, 1/15/07
    (Inflation Indexed)    Tsy   $     1,606  $ 1,557
   3.625%, 7/15/02
    (Inflation Indexed)    Tsy         1,007      997
   3.625%, 1/15/08
    (Inflation Indexed)    Tsy         1,225    1,210
   5.625%, 2/28/01         Tsy         1,000    1,000
   !! 7.125%, 9/30/99      Tsy           720      736
   7.125%, 2/29/00         Tsy         5,275    5,419
-----------------------------------------------------
GROUP TOTAL                                    10,919
-----------------------------------------------------
UTILITIES (1.0%) CalEnergy Co., Inc.
   7.63%, 10/15/07         BB+           260      260
CMS Energy Corp., Series
  B
   7.375%, 11/15/00        BB            180      182
(+) Edison Mission Energy
  Funding Corp., Series B
   7.33%, 9/15/08          BBB           100      103
-----------------------------------------------------
GROUP TOTAL                                       545
-----------------------------------------------------
YANKEE (18.5%)
(+) Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08         BBB           138      139
Asia Pulp & Paper Co.,
  Ltd., Series A
   12.00%, 2/15/04         B+            150      125
(+) AST Research, Inc.
   7.45%, 10/1/02          B+            345      309
Azteca Holdings SA
   11.00%, 6/15/02         B-             35       37
Federative Republic of
  Brazil, C Bond, PIK
   8.00%, 4/15/14          BB-         1,140      960
(+) Globo Comunicacoes
  Participoes
   10.50%, 12/20/06        BB-           435      442
Grupo Minero Mexicano SA
  de CV, Series A
   8.25%, 4/1/08           BB            160      159
(+) Hutchison Whampoa
  Financial, Series B
   7.45%, 8/1/17           A+            205      188
(+) Hylsa SA de CV
   9.25%, 9/15/07          BB            125      125
(+) Hyundai Semiconductor
  America
   8.625%, 5/15/07         BB            100       80
(+) Israel Electric
  Corp., Ltd.
   7.25%, 12/15/06         A-             40       41
   7.75%, 12/15/27         A-            340      345
Korea Development Bank
   7.375%, 9/17/04         BB+           215      195

                       RATINGS      FACE
                      (STANDARD    AMOUNT     VALUE
                      & POOR'S)    (000)     (000)!
-----------------------------------------------------

Korea Electric Power
  Corp.
   7.75%, 4/1/13           B+    $       165  $   140
National Power Corp.
   7.875%, 12/15/06        BB+            85       77
   8.40%, 12/15/16         BB+            55       48
(+) Oil Purchase Co.
   7.10%, 10/31/02         BBB           250      250
(+) Paiton Energy Funding
   9.34%, 2/15/14          CCC           100       48
Pera Financial Services
   9.375%, 10/15/02        N/R           300      283
(+) Petroliam Nasional
  Bhd.
   7.125%, 10/18/06        A+            200      186
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17           BBB           225      236
(+) Pindo Deli Financial
  Mauritius
   10.75%, 10/1/07         BB            155      127
Quezon Power Ltd.
   8.86%, 6/15/17          BB+           140      123
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14         BBB+          140      145
## Republic of Argentina,
  Series L
   6.625%, 3/31/05         BB-           768      709
+# Republic of Argentina
  Pre 4 BOCON, PIK
   0.00%, 9/1/02           Ba3            75       92
Republic of Colombia
   8.70%, 2/15/16          BBB-          265      259
## Republic of Venezuela
  Debt Conversion Bond,
  Series DL
   6.813%, 12/18/07        B+            750      683
(+) RG Receivables Ltd.
   9.60%, 2/10/05          BB-           170      170
## Russia Principal
  Loans,
   3.249%, 12/15/20        N/R         1,800    1,146
(+) Samsung Electronics
  Co.
   7.45%, 10/1/02          B+            150      134
(+) Sanluis Corp. SA
   8.875%, 3/18/08         N/R           500      493
TJIWI KIMIA International
   13.25%, 8/1/01          B-            500      459
TV Azteca SA, Series B
   10.50%, 2/15/07         B+            135      145
United Mexican States
  Global Bond
   11.50%, 5/15/26         BB            850    1,036
United Mexican States Par
  Bond, Series B
   6.25%, 12/31/19         BB            250      211
-----------------------------------------------------
GROUP TOTAL                                    10,345
-----------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $51,869)   51,580
-----------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                        RATINGS
                       (STANDARD               VALUE
                       & POOR'S)   SHARES     (000)!
-----------------------------------------------------

PREFERRED STOCKS (1.7%)
-----------------------------------------------------
COMMUNICATIONS (0.2%)
* IXC Communications, Inc.,
  Series B, 12.50%         CCC+           85  $   104
-----------------------------------------------------
INDUSTRIALS (0.6%)
Time Warner, Inc.,
  Series M, 10.25%         BB+           314      352
-----------------------------------------------------
MORTGAGE-OTHER (0.9%)
  (+)+ Home Ownership
    Funding Corp.,
    13.331%                Aaa           500      480
-----------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $934)                936
-----------------------------------------------------
CASH EQUIVALENTS (4.4%)
-----------------------------------------------------
                                       FACE
                                      AMOUNT
                                      (000)
                                     -------
CASH INVESTMENTS-MORTGAGE (4.0%)
Federal Home Loan Mortgage
  Corporation
  Conventional Pools:
   11.00%, 5/1/20          Agy   $       535      603
Federal National Mortgage
  Association
  Conventional Pools:
   9.50%, 7/1/16           Agy            18       20
   10.00%, 1/1/20-4/1/27   Agy           872      966
Government National Mortgage
  Association
  Various Pools:
   10.50%, 2/15/20         Tsy           586      657
-----------------------------------------------------
GROUP TOTAL                                     2,246
-----------------------------------------------------
REPURCHASE AGREEMENT (0.4%)
Chase Securities, Inc. 5.75%,
  dated 3/31/98, due 4/1/98, to
  be repurchased at $238,
  collateralized by various
  U.S. Government Obligations,
  due 4/1/98-11/15/99, valued
  at $239                                238      238
-----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $2,477)            2,484
-----------------------------------------------------
TOTAL INVESTMENTS (98.2%) (Cost $55,280)       55,000
-----------------------------------------------------

                                               VALUE
                                              (000)!
=====================================================

OTHER ASSETS AND LIABILITIES (1.8%)
Cash                                          $     1
Dividends Receivable                               17
Interest Receivable                             1,155
Receivable for Withholding Tax Reclaim              9
Receivable for Investments Sold                   260
Unrealized Gain on Forward Foreign Currency
  Contracts                                       131
Other Assets                                        1
Payable for Investments Purchased                (444)
Payable for Investment Advisory Fees              (55)
Payable for Administrative Fees                    (4)
Payable for Daily Variation on Futures
  Contracts                                       (12)
Other Liabilities                                 (28)
                                              -------
                                                1,031
-----------------------------------------------------
NET ASSETS (100%)                             $56,031
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 5,508,826 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                $56,031
-----------------------------------------------------
NET ASSET VALUE PER SHARE                     $ 10.17
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                               $54,890
Undistributed Net Investment Income (Loss)        832
Undistributed Realized Net Gain (Loss)            462
Unrealized Appreciation (Depreciation) on:
  Investment Securities                          (280)
  Foreign Currency Transactions                   116
  Futures                                          11
-----------------------------------------------------
NET ASSETS                                    $56,031
-----------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-MARKET FIXED INCOME
PORTFOLIO (UNAUDITED)


(CONT'D)
----------------------------------------------------------
sec.   Restricted Security-Total market value of restricted
       securities owned at March 31, 1998 was $36 or 0.1% of
       net assets.
!      See Note A1 to Financial Statements.
*      Non-income producing security
(+)    144A security. Certain conditions for public sale
       may exist.
!!     A portion of these securities was pledged to cover
       margin requirements for futures contracts.
+      Moody's Investors Service, Inc. rating. Security is
       not rated by Standard & Poor's Corporation.
++     Fitch rating. Security is not rated by Standard &
       Poor's Corporation or Moody's Investors Service,
       Inc.
#      Step Bond-Coupon rate increases in increments to
       maturity.
       Rate disclosed is as of March 31, 1998. Maturity
       date
       disclosed is the ultimate maturity.
##     Variable or floating rate security-rate disclosed
       is as of March 31, 1998.
(2)    Face amount is less than $500.
@      Value is less than $500.
AUD    Australian Dollar
CMO    Collateralized Mortgage Obligation
DEM    German Mark
FRF    French Franc
GBP    British Pound
Inv
  Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at March 31, 1998.
IO     Interest Only
ITL    Italian Lira
JPY    Japanese Yen
N/R Not rated by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch.
PAC    Planned Amortization Class
PIK    Payment-in-Kind Security
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
SEK    Swedish Krona
YMA    Yield Maintenance Agreement
ZAR    South African Rand


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Balanced Portfolio provides ongoing asset allocation management with Miller Anderson & Sherrerd's core equity and fixed-income management strategies. The Portfolio considers a 60% equity/40% fixed-income mix as a neutral, or starting-point investment. As expected future returns increase in one asset class versus the other, the mix between asset classes will change.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                               MAS BALANCED                           SALOMON
                  ---------------------------------------   S&P 500    BROAD
                  INSTITUTIONAL#   INVESTMENT
SIX MONTHS             8.61%          8.45%        8.46%    17.23%     4.60%
ONE YEAR               28.28          28.01        27.92     47.99     11.98
FIVE YEARS             14.86          14.82        14.80     22.40      7.00
SINCE
 INCEPTION......       14.86          14.81        14.79     22.23      7.49


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

# Represents an investment in the Institutional Class.

-----------------------------------------------------
                          RATINGS    FACE
                         (STANDARD  AMOUNT    VALUE
MARCH 31, 1998          & POOR'S)   (000)     (000)!
-----------------------------------------------------

ADJUSTABLE RATE MORTGAGES (3.4%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 8/20/27-10/20/27   Tsy   $ 13,354  $ 13,549
-----------------------------------------------------
AGENCY FIXED RATE MORTGAGES (5.6%)
Federal Home Loan Mortgage
  Corporation
  May TBA
   6.50%, 5/15/28            Agy     15,000    14,835
Federal National Mortgage
  Association
  May TBA
   6.50%, 5/15/28            Agy      7,500     7,408
-----------------------------------------------------
GROUP TOTAL                                    22,243
-----------------------------------------------------
ASSET BACKED CORPORATES (4.7%)
ALPS,
  Series:
  94-1 A4 CMO
   7.80%, 9/15/04            AA         375       383
  94-1 C2 CMO
   9.35%, 9/15/04            BBB        622       633
  96-1 D
   12.75%, 6/15/06           BB-      1,097     1,098
Arcadia Automobile
  Receivables Trust,
  Series:
  97-C A4
   6.375%, 1/15/03           AAA        640       644
  98-A A3
   5.90%, 11/15/02           AAA        825       822
CIT Group Home Equity Loan
  Trust, Series 97-1 A3
   6.25%, 9/15/11            AAA        375       375
(+)Credit Card
  Receivables Trust, Series
  98-1
   6.478%, 12/22/04          AAA        373       373
Daimler Benz Auto Grantor
  Trust, Series 97-A A
   6.05%, 3/31/05            AAA        494       494
Empire Funding Home Loan
  Owner Trust,
  Series:
  97-4 A2
   7.16%, 5/25/12            AAA        675       683
  97-4 A3
   7.11%, 7/25/14            AAA        475       482
(+)First Mortgage
  Acceptance Corp., Loan
  Receivables Trust, Series
  96-B A1
   7.629%, 11/1/18           A          371       377


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO (UNAUDITED)



                          RATINGS      FACE
                         (STANDARD    AMOUNT   VALUE
(CONT'D)                 & POOR'S)    (000)    (000)!
-----------------------------------------------------

First Merchants Auto
  Receivables Corp.,
  Series 97-2 A1
   6.85%, 11/15/02           AAA   $    495  $    498
First Plus Home Loan Trust,
  Series:
  97-3 A2
   6.48%, 9/10/08            AAA        380       381
  97-3 A3
   6.57%, 10/10/10           AAA        375       376
  97-4 A2
   6.30%, 8/10/09            AAA        425       425
  97-4 A3
   6.40%, 8/10/11            AAA        375       375
First Security Auto Grantor
  Trust, Series 97-B A
   6.10%, 4/15/03            AAA        839       840
Ford Credit Auto Owner
  Trust, Series 97-B A3
   6.05%, 3/15/01            AAA        725       727
Green Tree Financial Corp.,
  Series:
  + 98-1 A2
   5.85%, 10/2/08            Aaa        699       697
  98-2 A3
   6.05%, 10/1/07            AAA        825       823
Honda Auto Receivables
  Grantor Trust,
  Series 97-A A
   5.85%, 2/15/03            AAA        861       860
(+) Long Beach
  Acceptance Auto Grantor
  Trust,
  Series 97-2 A
   6.69%, 9/25/04            AAA        419       419
NAL Auto Trust,
  Series 96-4 A
   6.90%, 12/15/00           N/R          1         1
(+) National Car Rental
  Financing Ltd., Series
  96-1 A4
   7.35%, 10/20/03           N/R        425       440
Nissan Auto Receivables
  Grantor Trust,
  Series 97-A A
   6.15%, 2/15/03            AAA        877       879
(+) Rental Car Finance
  Corp. Series 97-1 A2
   6.45%, 4/25/03            AA         775       777
(+) Securitized Multiple
  Asset Rated Trust,
  Series:
  97-6 A1
   7.71%, 4/15/06            A          315       317
  98-1 A1
   7.45%, 3/16/06            A          274       274
Security Pacific Home
  Equity Trust, Series 91-A
  B
   10.50%, 3/10/06           A+          49        49

                         RATINGS      FACE
                        (STANDARD    AMOUNT    VALUE
                         & POOR'S)   (000)     (000)!
-----------------------------------------------------

(+) Team Fleet Financing
  Corp., Series 96-1A
   6.65%, 12/15/02           A-    $    300  $    302
WFS Financial Owner Trust,
  Series:
  97-C A3
   6.10%, 3/20/02            AAA        690       690
  97-D A4
   6.25%, 3/20/03            AAA        700       702
  98-A3
   5.90%, 5/20/02            AAA        825       823
World Omni Automobile Lease
  Securitization Trust,
  Series 97-B A2
   6.08%, 11/25/03           AAA        725       726
-----------------------------------------------------
GROUP TOTAL                                    18,765
-----------------------------------------------------
ASSET BACKED MORTGAGES (0.5%)
Cityscape Home Equity Loan
  Trust,
  Series:
  96-2 A5
   8.10%, 8/25/26            AAA        700       719
  96-3 A IO
   1.00%, 10/25/26           N/R      8,007       191
  sec. 96-3 A YMA
   10/25/26 (acquired
   12/24/96 cost $15)        AAA      8,007        11
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-4 A11 I IO
   1.10%, 1/15/28            AAA      6,202       158
  (+) 96-4 A11 I YMA
   1/15/28                   AAA      6,202         9
  96-4 A12 I IO
   1.05%, 1/15/28            AAA      1,673        43
  sec. 96-4 A12 I YMA
   1/15/28 (acquired
   12/16/96 cost $5)         AAA      1,673         3
  97-1 A10 I IO
   1.10%, 3/15/28            AAA      7,517       198
  (+) 97-1 A10 I YMA
   3/15/28                   N/R      7,517        11
First Union Residential
  Securitization Trust,
  Series 96-2 A5
   7.21%, 11/25/28           AAA        675       691
-----------------------------------------------------
GROUP TOTAL                                     2,034
-----------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



                           RATINGS     FACE
                          (STANDARD   AMOUNT   VALUE
                          & POOR'S)   (000)    (000)!
-----------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS-
AGENCY COLLATERAL SERIES (0.9%)
Federal Home Loan Mortgage
  Corporation,
  Series:
  1415-S Inv Fl IO
   18.50%, 11/15/07          Agy   $    335  $    150
  1476-S Inv Fl IO
   REMIC PAC
   4.26%, 2/15/08            Agy      3,044       340
  1485-S Inv Fl IO REMIC
   3.85%, 3/15/08            Agy      2,867       260
  1600-SA Inv Fl IO REMIC
   2.25%, 10/15/08           Agy      5,343       296
  1709-H PO REMIC
   1/15/24                   Agy         52        32
  1813-K PO REMIC
   2/15/24                   Agy         50        40
  1844-PC PO REMIC
   3/15/24                   Agy         95        70
  1887-I PO REMIC
   10/15/22                  Agy         55        42
Federal National Mortgage
  Association,
  Series:
  90-106 J PAC
   8.50%, 9/25/20            Agy        481       506
  92-186 S Inv Fl IO
   3.287%, 10/25/07          Agy      5,730       464
  93-149 O PO REMIC
   8/25/23                   Agy        107        78
  93-205 G PO REMIC
   9/25/23                   Agy        308       220
  93-235 H PO REMIC
   9/25/23                   Agy        113        97
  96-5 NH
   4/25/24                   Agy        589       395
  96-14 PC PO
   12/25/23                  Agy         90        61
  96-46 PB PO REMIC
   9/25/23                   Agy         95        71
  96-54 O PO
   11/25/23                  Agy         73        50
  96-68 SC Inv Fl IO REMIC
   2.35%, 1/25/24            Agy      1,250       155
-----------------------------------------------------
GROUP TOTAL                                     3,327
-----------------------------------------------------

                           RATINGS    FACE
                         (STANDARD   AMOUNT    VALUE
                          & POOR'S)  (000)     (000)!
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (1.7%)
American Housing Trust,
  Series V 1G
   9.125%, 4/25/21           AAA        278       295
Chemical Mortgage
  Securities, Inc.,
  Series 93-1 M
   7.45%, 2/25/23            AA         441       444
sec. First Boston Mortgage
  Corp., Series 92-4 B1
   8.125%, 10/25/22
   (acquired
   1/25/93-2/26/93 cost
   $235)                     A     $    240  $    249
Independent National
  Mortgage Corp.,
  Series 95-V A3
   7.12%, 2/25/26            AAA        930       934
sec.## Kidder Peabody
  Funding Corp., Series
  92-4 B2
   8.467%, 5/28/22
   (acquired 2/26/93, cost
   $104)                     N/R        103       103
Prudential Home Mortgage
  Securities Co., Inc.,
  Series:
  90-5 A3
   9.50%, 5/25/05            AAA         58        58
  (+)+ 92-A 2B4
   7.90%, 4/28/22            A1         370       363
  (+)+ 92-A 3B2
   7.90%, 4/28/22            Caa        920       552
  (+)++## 94-A 3B3
   6.803%, 4/28/24           A        1,129     1,105
Residential Accredit Loans,
  Inc.,
  Series:
  97-QS2 A8
   7.75%, 3/25/27            AAA        325       336
  97-QS4 A7
   7.75%, 5/25/27            AAA        600       617
  97-QS12 A7 REMIC
   7.25%, 11/25/27           AAA        823       827
Rural Housing Trust,
  Series 87-1 B1 REMIC
   3.33%, 10/1/28            A-         484       466
Ryland Mortgage Securities
  Corp. III, Series 92-A 1A
   8.27%, 3/29/30            A-         440       447
-----------------------------------------------------
GROUP TOTAL                                     6,796
-----------------------------------------------------
COMMERCIAL MORTGAGES (3.8%)
American Southwest
  Financial Securities
  Corp.,
  Series:
  ++ 93-2 A1
   7.30%, 1/18/09            AA       1,184     1,212
  + 95-C1 A1B
   7.40%, 11/17/04           Aaa        650       673
Asset Securitization Corp.,
  Series:
  95-MD4 A1
   7.10%, 8/13/29            AAA      1,303     1,355
  (+)+ 96-D3 A1C
   7.40%, 10/13/26           Aaa        525       559
  96-MD6 A1C
   7.04%, 11/13/26           AAA        575       599
  +## 97-D5 PSI IO
   1.563%, 2/14/41           Aaa      3,334       359


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO (UNAUDITED)



                          RATINGS     FACE
                         (STANDARD   AMOUNT    VALUE
(CONT'D)                  & POOR'S)  (000)     (000)!
-----------------------------------------------------

(+) Carousel Center
  Finance, Inc., Series 1
  A1
   6.828%, 11/15/07          AA    $    525  $    534
(+) Creekwood Capital
  Corp., Series 95-1A
   8.47%, 3/16/15            AA         552       625
(+) DLJ Mortgage
  Acceptance Corp.,
  Series:
  96-CF2 A1B
   7.29%, 11/12/21           AAA        165       173
  ++## 96-CF2 S IO
   1.641%, 11/12/21          AAA      1,646       137
First Union-Lehman Brothers
  Commercial Mortgage
  Trust, Series 97-C2 A3
   6.65%, 12/18/07           AAA        700       711
+ GMAC Commercial Mortgage
  Securities, Inc.,
  Series:
  96-C1 X2 IO
   1.917%, 3/15/21           Aaa      2,346       197
  ## 97-C2 X IO
   1.273%, 4/15/27           Aaa      6,100       463
+ GS Mortgage Securities
  Corp. II,
  Series:
  97-GL A2D
   6.94%, 7/13/30            Aaa        650       675
  ## 97-GL X2 IO
   0.930%, 7/13/30           Aaa      1,692        88
J.P. Morgan Commercial
  Mortgage Finance Corp.,
  Series 97-C5 A2
   7.069%, 9/15/29           AAA        600       630
+## LB Commercial Conduit
  Mortgage Trust,
  Series:
  96-C2 A
   7.424%, 10/25/26          Aaa        625       655
  98-C1 IO
   1.199%, 2/18/28           Aaa      5,900       395
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  95-C1 IO
   2.185%, 5/25/15           N/R      5,172       251
  96-C2 A2
   6.82%, 11/21/28           AAA        270       276
  ++## 96-C2 IO
   1.538%, 11/21/28          AAA      2,825       238
+ Midland Realty Acceptance
  Corp., Series 96-C2 A2
   7.233%, 1/25/29           Aaa        475       497
+ Mortgage Capital Funding,
  Inc.,
  Series:
  97-MC1 A3
   7.288%, 7/20/27           Aaa        800       838

                          RATINGS     FACE
                         (STANDARD   AMOUNT    VALUE
                         & POOR'S)   (000)     (000)!
-----------------------------------------------------

  97-MC2 A2
   6.664%, 9/20/07           Aaa   $    850  $    862
Nomura Asset Securities
  Corp.,
  Series:
  94-MD1 A3
   8.026%, 3/15/18           N/R        525       553
(+) Prime Property
  Funding,
  Series 1 A
   6.633%, 7/23/03           AA         483       489
+ Salomon Brothers Mortgage
  Securities,
  Series 97-TZH A2
   7.174%, 3/24/22           Aa2        350       363
(+) Stratford Finance
  Corp.
   6.776%, 2/1/04            AA         800       800
-----------------------------------------------------
GROUP TOTAL                                    15,207
-----------------------------------------------------
ENERGY (0.3%)
(+) ESI Tractebel
  Acquisition Corp.,
   7.99%, 12/30/11           BB         195       193
(+) Excel Paralubes
  Funding
   7.43%, 11/1/15            A-         550       570
Mobile Energy Services
   8.665%, 1/1/17            BBB-       486       520
-----------------------------------------------------
GROUP TOTAL                                     1,283
-----------------------------------------------------
FINANCE (3.2%)
(+) Anthem Insurance
  Cos., Inc., Series A
   9.00%, 4/1/27             BBB+       390       418
(+) BankAmerica
  Institutional, Series A
   8.07%, 12/31/26           A-         775       826
(+) BT Institutional
  Capital Trust, Series A
   8.09%, 12/1/26            BBB+       725       752
(+) Equitable Life
  Assurance Society of the
  U.S.,
  Series 1A
   6.95%, 12/1/05            A          700       718
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24            BBB+       725       839
(+) First Chicago NBD
  Corp., Series A
   7.95%, 12/1/26            A-         700       734
First Union Institutional
  Capital, Series I
   8.04%, 12/1/26            BBB+       725       769
(+) Florida Property &
  Casualty
   7.375%, 7/1/03            A-         200       208
(+) Florida Windstorm
   6.70%, 8/25/04            A-         800       805
J.P. Morgan Capital Trust I
   7.54%, 1/15/27            AA-        255       259


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       RATINGS       FACE
                      (STANDARD     AMOUNT    VALUE
                       & POOR'S)    (000)     (000)!
-----------------------------------------------------

(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23            AA-   $    600  $    597
(+) Nationwide Mutual
  Life Insurance Co.
   7.50%, 2/15/24            A+         525       525
NB Capital Trust
   8.25%, 4/15/27            A-         260       285
(+) New York Life
  Insurance Co.
   7.50%, 12/15/23           AA         300       304
PNC Institutional Capital,
  Series A
   7.95%, 12/15/26           BBB+       725       759
(+) Prime Property
  Funding II
   7.00%, 8/15/04            A          540       548
(+) Prudential Insurance
  Co.
   8.30%, 7/1/25             A          155       173
(+) State Street
  Institutional Capital,
  Series:
  A
   7.94%, 12/30/26           A          350       372
  B
   8.035%, 3/15/27           A          300       322
Washington Mutual, Inc.,
  Series A
   8.206%, 2/1/27            BBB-        65        69
Washington Mutual Capital
   8.375%, 6/1/27            BBB-       375       405
(+) Wells Fargo Capital,
  Series A
   8.125%, 12/1/26           BBB        700       742
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13             AA-        839       862
  96 WFP-D
   6.95%, 9/1/13             AA-        525       542
-----------------------------------------------------
GROUP TOTAL                                    12,833
-----------------------------------------------------
FOREIGN GOVERNMENTS (0.6%)
Government of Germany
                                        DEM
   7.375%, 12/2/02           AAA      3,925     2,372
-----------------------------------------------------

                          RATINGS      FACE
                         (STANDARD    AMOUNT    VALUE
                         & POOR'S)    (000)     (000)!
-----------------------------------------------------
INDUSTRIALS (1.8%)
American Standard Cos.
   7.375%, 2/1/08            BB-   $    385       379
Columbia/HCA Healthcare
   7.58%, 9/15/25            BBB        320       291
   9.00%, 12/15/14           BBB        225       235
DR Structured Finance,
  Series:
  93-K1 A1
   6.66%, 8/15/10            BB         134       125
  94-K2 A2
   9.35%, 8/15/19            BB         550       571
Fred Meyer, Inc.
   7.375%, 3/1/05            BB+        860       862
Host Marriott Travel Plaza
   9.50%, 5/15/05            BB-   $    650  $    692
Kmart Funding Corp.,
  Series F
   8.80%, 7/1/10             BB         300       310
News America Holdings
   8.875%, 4/26/23           BBB-       495       581
(+) Oxymar
   7.50%, 2/15/16            BBB        470       478
!! Paramount
  Communications, Inc.
   8.25%, 8/1/22             BB+        860       884
Philip Morris Cos., Inc.
   7.00%, 7/15/05            A          300       307
Rhone-Poulenc Rorer, Inc.,
  Series 92-A 3
   8.62%, 1/5/21             BBB-       400       441
Scotia Pacific Holding Co.
   7.95%, 7/20/15            BBB        586       613
Southland Corp.
   5.00%, 12/15/03           BB+        485       424
-----------------------------------------------------
GROUP TOTAL                                     7,193
-----------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (0.1%)
First Federal Savings &
  Loan Association, Series
  92-C
   8.75%, 6/1/06             AA           1         1
## Resolution Trust Corp.,
  Series 92-5 C
   8.617%, 1/25/26           AA         272       272
Ryland Acceptance Corp. IV,
  Series 79-A
   6.65%, 7/1/11             AA          77        75
-----------------------------------------------------
GROUP TOTAL                                       348
-----------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES-
  AGENCY COLLATERAL SERIES (0.7%)
Federal National Mortgage
  Association,
  Series:
  249 1 PO
   10/25/23                  Agy      2,092     1,466
  260 1 PO
   4/1/24                    Agy        540       417
  282 1 PO
   9/1/25                    Agy      1,186       875
-----------------------------------------------------
GROUP TOTAL                                     2,758
-----------------------------------------------------
TELEPHONES (0.4%) CSC Holdings, Inc.
   7.875%, 12/15/07          BB+        470       484
(+) Lenfest
  Communications, Inc.
   7.625%, 2/15/08           BB+        245       246


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO (UNAUDITED)

                       RATINGS       FACE
                      (STANDARD    AMOUNT    VALUE
 (cont'd)             & POOR'S)    (000)     (000)!
-----------------------------------------------------

(+)# Qwest
  Communications, Inc.
   0.00%, 2/1/08             B+    $    720  $    507
# Teleport Communications
  Group, Inc.
   0.00%, 7/1/07             B+         480       413
-----------------------------------------------------
GROUP TOTAL                                     1,650
-----------------------------------------------------
TRANSPORTATION (0.4%)
Continental Airlines
  Series 98-1 A
   6.648%, 9/15/17           AA+        660       660
(+) Jet Equipment Trust,
  Series 95-C
   10.69%, 5/1/15            BBB        675       878
-----------------------------------------------------
GROUP TOTAL                                     1,538
-----------------------------------------------------
U.S. TREASURY SECURITIES (3.4%)
U.S. Treasury Note
   3.375%, 1/15/07
     (Inflation Indexed)     Tsy      5,684     5,510
   3.625%, 7/15/02
     (Inflation Indexed)     Tsy      2,591     2,565
   3.625%, 1/15/08
     (Inflation Indexed)     Tsy      3,050     3,014
   6.25%, 4/30/01            Tsy      1,500     1,525
   6.375%, 3/31/01           Tsy        750       765
-----------------------------------------------------
GROUP TOTAL                                    13,379
-----------------------------------------------------
UTILITIES (0.3%) CalEnergy Co., Inc.
   7.63%, 10/15/07           BB+        455       455
CMS Energy Corp.,
  Series B
   7.375%, 11/15/00          BB         330       333
(+) Edison Mission
  Energy Funding Corp.,
  Series B
   7.33%, 9/15/08            BBB        375       389
-----------------------------------------------------
GROUP TOTAL                                     1,177
-----------------------------------------------------
YANKEE (3.0%)
(+) Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08           BBB        702       703
(+) AST Research, Inc.
   7.45%, 10/1/02            B+         500       448
(+) Glencore Nickel
  Property Ltd.
   9.00%, 12/1/14            BB+        425       421
Grupo Minero Mexicano SA de
  CV, Series A
   8.25%, 4/1/08             BB         460       456
(+) Hutchison Whampoa
  Financial, Series B
   7.45%, 8/1/17             A+         690       634

                       RATINGS       FACE
                      (STANDARD     AMOUNT    VALUE
                       & POOR'S)    (000)     (000)!
-----------------------------------------------------
(+) Hyundai
  Semiconductor America
   8.625%, 5/15/07           BB    $    400  $    319
(+) Israel Electric
  Corp., Ltd.
   7.25%, 12/15/06           A-         135       137
   7.75%, 12/15/27           A-         575       584
Korea Development Bank
   7.375%, 9/17/04           BB+        715       649
National Power Corp.
   7.875%, 12/15/06          BB+        450       409
   8.40%, 12/15/16           BB+        350       305
(+) Oil Purchase Co.
   7.10%, 10/31/02           BBB        450       450
(+) Paiton Energy
  Funding
   9.34%, 2/15/14            CCC        545       262
(+) Petroliam Nasional
  Bhd.
   7.125%, 10/18/06          A+         790       736
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17             BBB        625       655
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14           BBB+     1,000     1,035
(+) Reliance Industries
  Ltd.
   9.375%, 6/24/26           BB+        250       251
# Republic of Argentina
  Par, Series L
   5.75%, 3/31/23            BB       1,235       944
Republic of Colombia
   8.70%, 2/15/16            BBB-       670       656
Rogers Cablesystems Ltd.
   10.00%, 3/15/05           BB+        400       448
(+) Samsung Electronics
  Co.
   7.45%, 10/1/02            B+         360       323
United Mexican States
  Par Bond,
  Series:
  A
   6.25%, 12/31/19           BB         540       457
  B
   6.25%, 12/31/19           BB         500       423
-----------------------------------------------------
GROUP TOTAL                                    11,705
-----------------------------------------------------
TOTAL FIXED INCOME SECURITIES
 (Cost $135,889)                              138,157
-----------------------------------------------------
COMMON STOCKS (56.5%)
-----------------------------------------------------
                                     SHARES
                                     ------

BANKS (2.5%)
BankBoston Corp.                     23,700     2,613
Chase Manhattan Corp.                18,200     2,455
Citicorp                             17,500     2,485
First Union Corp.                    41,567     2,359
-----------------------------------------------------
GROUP TOTAL                                     9,912
-----------------------------------------------------
BASIC RESOURCES (2.6%)
Bowater, Inc.                        25,600     1,445
Champion International Corp.         34,600     1,879
E.I. DuPont de Nemours & Co.         45,700     3,108


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



                                              VALUE
                                    SHARES    (000)!
-----------------------------------------------------

Grace Specialty Chemicals            22,500  $    413
PPG Industries, Inc.                 17,900     1,216
Praxair, Inc.                        22,700     1,168
Solutia, Inc.                        38,700     1,151
-----------------------------------------------------
GROUP TOTAL                                    10,380
-----------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (0.7%)
Anheuser-Busch Cos., Inc.            23,700     1,098
Coca-Cola Enterprises, Inc.          27,600     1,012
Dial Corp.                           31,700       759
Estee Lauder Cos., Class A              200        13
-----------------------------------------------------
GROUP TOTAL                                     2,882
-----------------------------------------------------
CONSUMER DURABLES (4.1%)
Chrysler Corp.                       27,200     1,130
Ford Motor Co.                      121,700     5,362
General Motors Corp.                 68,802     4,640
Goodyear Tire & Rubber Co.           26,100     1,977
LucasVarity plc ADR                  53,000     2,190
Owens Corning                        27,300       981
-----------------------------------------------------
GROUP TOTAL                                    16,280
-----------------------------------------------------
CONSUMER SERVICES (3.0%)
* Cendant Corp.                      90,296     3,578
* Clear Channel Communications,
  Inc.                               16,700     1,636
Service Corp. International          52,400     2,224
Tele-Communications, Inc.,
  Class A                            56,758     1,765
Tele-Communications Liberty Media
  Group, Class A                     55,088     1,894
Tele-Communications TCI Ventures
  Group., Class A                    38,786       681
-----------------------------------------------------
GROUP TOTAL                                    11,778
-----------------------------------------------------
CREDIT & FINANCE (1.5%)
American Express Co.                 10,900     1,001
Associates First Capital Corp.        4,376       346
Bear Stearns Co., Inc.               14,785       760
CMAC Investment Corp.                11,100       741
Lehman Brothers Holdings, Inc.       12,400       928
SLM Holding Corp.                    50,350     2,196
-----------------------------------------------------
GROUP TOTAL                                     5,972
-----------------------------------------------------
ENERGY (5.0%)
Atlantic Richfield Co.               14,500     1,140
British Petroleum plc ADR            23,400     2,014
Coastal Corp.                        35,000     2,279
Columbia Gas System, Inc.            17,900     1,392
Diamond Offshore Drilling, Inc.      22,200     1,007
ENSCO International, Inc.            18,000       500
* Global Marine, Inc.                20,500       507
Mobil Corp.                          15,800     1,211
* Nabors Industries, Inc.            31,900       756
Phillips Petroleum Co.               39,200     1,958
* R & B Falcon Corp.                 36,900     1,093
Schlumberger Ltd.                    15,700     1,189

                                              VALUE
                                    SHARES    (000)!
-----------------------------------------------------

Texaco, Inc.                         38,200  $  2,302
USX-Marathon Group                   31,800     1,196
YPF SA ADR                           35,300     1,200
-----------------------------------------------------
GROUP TOTAL                                    19,744
-----------------------------------------------------
FOOD, TOBACCO & OTHER (2.4%)
Philip Morris Cos., Inc.            167,200     6,395
RJR Nabisco Holdings Corp.          105,120     2,969
-----------------------------------------------------
GROUP TOTAL                                     9,364
-----------------------------------------------------
HEALTH CARE (3.6%)
American Home Products Corp.         13,000     1,240
Baxter International, Inc.           42,500     2,343
Bristol-Myers Squibb Co.             16,100     1,680
* Health Management Associates,
  Class A                            41,100     1,176
* HEALTHSOUTH Rehabilitation
  Corp.                              47,200     1,325
* Lincare Holdings, Inc.             23,900     1,688
Merck & Co., Inc.                    22,000     2,824
Mylan Labs, Inc.                     19,100       439
* Tenet Healthcare Corp.             46,600     1,692
-----------------------------------------------------
GROUP TOTAL                                    14,407
-----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (7.4%)
Aeroquip-Vickers, Inc.               23,200     1,341
* AMR Corp.                          11,100     1,589
Case Corp.                           51,300     3,495
Cummins Engine Co., Inc.             63,700     3,512
Eaton Corp.                           4,400       419
* FMC Corp.                          21,900     1,719
Harnischfeger Industries, Inc.       32,000     1,094
Lockheed Martin Corp.                41,900     4,714
Textron, Inc.                        18,000     1,386
United Technologies Corp.            48,900     4,514
Waste Management, Inc.              121,100     3,731
York International Corp.             39,400     1,773
-----------------------------------------------------
GROUP TOTAL                                    29,287
-----------------------------------------------------
INSURANCE (3.6%)
Allstate Corp.                       15,927     1,464
Everest Reinsurance Holdings,
  Inc.                               24,500     1,008
Exel Ltd.                            33,800     2,620
Hartford Financial Services Group
  (The), Inc.                        34,500     3,743
Loews Corp.                          41,300     4,305
Travelers Property Casualty,
  Class A                            26,500     1,166
-----------------------------------------------------
GROUP TOTAL                                    14,306
-----------------------------------------------------
MID CAP GROWTH (3.2%)
* Accelr8 Technology Corp.            3,200        52
* Advanced Fibre Communications,
  Inc.                                3,800       138
* Allied Waste Industries, Inc.       7,300       182
* American Disposal Services,
  Inc.                                2,200        83
* AMF Bowling, Inc.                   5,400       138


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO (UNAUDITED)

                                              VALUE
(CONT'D)                            SHARES    (000)!
-----------------------------------------------------

* At Home Corp., Series A             4,500  $    152
Atlas Air, Inc.                       2,900        94
* Beringer Wine Estates Holdings,
  Inc., Class B                       2,600       134
* BMC Software, Inc.                  2,800       235
* Borders Group, Inc.                 5,700       194
* Brylane, Inc.                       2,300       129
* Cablevision Systems Corp.,
  Class A                             2,000       132
* Cellular Communications
  International, Inc.                 2,500       170
* CIENA Corp.                         2,000        85
* Cinar Films, Inc., Class B          3,900       166
Cintas Corp.                          3,400       176
Comcast Corp., Class A Special        3,300       117
* Complete Business Solutions,
  Inc.                                6,800       244
* CompUSA, Inc.                       3,300        86
* Computer Horizons Corp.             3,900       196
* Concord EFS Inc.                    6,200       214
CVS Corp.                             2,800       211
Danaher Corp.                         1,800       137
* Diamond Offshore Drilling, Inc.     2,300       104
* Dollar Tree Stores, Inc.            1,700        90
* Earthshell Corp.                    2,000        36
Edwards (A.G.), Inc.                  2,200        96
Estee Lauder Cos., Class A            3,100       210
Exodus Communications, Inc.           1,000        28
FINOVA Group, Inc.                    3,100       183
* Fiserv, Inc.                        3,800       241
Franklin Resources, Inc.              2,400       127
* Friendly Ice Cream Corp.            4,700        96
* Geac Computer Corp., Ltd.           2,600       109
* Global Industries Ltd.              5,000       102
* Globalstar Telecommunications
  Ltd.                                5,590       354
HBO & Co.                             3,900       235
Health Management Associates,
  Class A                            13,362       383
* Healthcare Recoveries, Inc.         5,900       137
* Heftel Broadcasting Corp.,
  Class A                             2,600       116
* Hibbett Sporting Goods, Inc.        2,800        78
* Imax Corp.                          6,600       187
Inter-Tel, Inc.                       3,400        92
* Intermedia Communications, Inc.     1,700       135
* J. Ray McDermott, S.A.              2,300        97
* Jacor Communications, Inc.          3,300       195
* Lincare Holdings, Inc.              5,200       367
Linear Technology Corp.               1,500       104
* Loral Space & Communications        7,200       201
MAPICS, Inc.                          8,600       152
* Metro-Goldwyn-Mayer Inc.            4,500       101
Metromedia Fiber Network Inc.,
  Class A                             1,400        47
* Micro Focus Group ADR               3,600       171
* Network Associates, Inc.            3,012       200
* NEXTLINK Communications, Inc.,
  Class A                             3,500       112
* Nutraceutical International
  Corp.                               3,600        79
* ONIX Systems, Inc.                  4,200        61
* Orange plc                         11,800        75
* Orthodontic Centers of America,
  Inc.                                9,300       202

                                              VALUE
                                    SHARES    (000)!
-----------------------------------------------------

* Outdoor Systems, Inc.               6,350  $    223
* Pediatrix Medical Group, Inc.       2,100        98
* Peoplesoft, Inc.                    2,500       132
Peter Kiewit Sons, Inc.               1,300        93
* Polo Ralph Lauren Corp.             3,400       102
* Premier Parks, Inc.                 3,500       203
* Princeton Video Image, Inc.         3,300        27
* Province Healthcare Co.             3,100        81
* Qwest Communications
  International, Inc.                 2,900       113
* RELTEC Corp.                        1,700        60
* Rexall Sundown, Inc.                3,600       123
* Sapient Corp.                       3,200       152
* Sealed Air Corp.                    2,600       170
* Security Capital Group, Inc.,
  Class B                             1,900        58
Security Capital Industrial Trust     5,000       128
* Security Capital U.S. Realty        4,000        53
Shire Pharmaceuticals plc ADR         1,600        34
Sirrom Capital Corp.                  7,000       210
* Stage Stores, Inc.                  1,700        88
State Street Corp.                    2,700       184
Stewart Enterprises, Inc., Class
  A                                   1,800       100
* Sunrise Assisted Living, Inc.       3,400       152
* Tel-Save Holdings, Inc.             3,900        89
* Tele-Communications, Inc.,
  Class A                             3,740       116
* Tele-Communications
  International, Inc., Class A        5,100       103
Tele-Communications Liberty Media
  Group, Class A                      7,071       243
* Tele-Communications TCI
  Ventures Group., Class A            9,718       171
* Tellabs, Inc.                       4,100       275
* Total Renal Care Holdings, Inc.     3,266       109
* Uniphase Corp.                      2,800       118
* United Rentals, Inc.                5,400       140
* Univision Communications, Inc.,
  Class A                             2,000        75
* USA Waste Services, Inc.            3,000       134
-----------------------------------------------------
GROUP TOTAL                                    12,925
-----------------------------------------------------
RETAIL (2.9%)
* CompUSA, Inc.                      68,900     1,791
CVS Corp.                            24,500     1,850
* Federated Department Stores,
  Inc.                               24,400     1,264
Home Depot, Inc.                     20,500     1,383
* Office Depot, Inc.                 76,800     2,390
* Polo Ralph Lauren Corp.            18,300       550
Ross Stores, Inc.                    13,700       605
Wal-Mart Stores, Inc.                37,300     1,895
-----------------------------------------------------
GROUP TOTAL                                    11,728
-----------------------------------------------------
TECHNOLOGY (6.1%)
* 3Com Corp.                         27,300       981
* Applied Material, Inc.             27,600       975
Bay Networks, Inc.                   44,300     1,202
* BMC Software, Inc.                 27,500     2,305
* Cisco Systems, Inc.                32,350     2,212


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                              VALUE
                                    SHARES    (000)!
-----------------------------------------------------

Compaq Computer Corp.                30,900  $    800
Intel Corp.                          24,000     1,873
* Microsoft Corp.                    82,700     7,402
* Network Associates, Inc.           26,400     1,749
* SCI Systems, Inc.                  27,100       965
* Seagate Technology, Inc.           41,400     1,045
* Tellabs, Inc.                      22,000     1,477
Xerox Corp.                          10,300     1,096
-----------------------------------------------------
GROUP TOTAL                                    24,082
-----------------------------------------------------
UTILITIES (2.7%)
* Airtouch Communications, Inc.      26,100     1,277
MCI Communications Corp.             52,900     2,619
SBC Communications, Inc.             52,200     2,277
Sprint Corp.                         31,100     2,105
* WorldCom, Inc.                     55,894     2,407
-----------------------------------------------------
GROUP TOTAL                                    10,685
-----------------------------------------------------
VALUE (5.2%)
Aeroquip-Vickers, Inc.               10,800       624
American General Corp.                6,200       401
Amoco Corp.                           2,200       190
* AMR Corp.                           1,600       229
* Arrow Electronics, Inc.             4,900       133
Atlantic Richfield Co.                3,000       236
Avnet, Inc.                           1,800       104
Beckman Instruments, Inc.             5,800       332
British Petroleum plc ADR             2,500       215
Cabot Oil & Gas Corp., Class A        4,900       181
Case Corp.                            8,000       545
Caterpillar, Inc.                     4,200       231
Chase Manhattan Corp.                 3,401       459
Chubb Corp.                           1,400       110
CIGNA Corp.                           1,800       369
Citicorp                              1,300       185
Columbia/HCA Healthcare Corp.         3,200       103
Crestar Financial Corp.               7,118       421
CSX Corp.                             2,100       125
Cummins Engine Co., Inc.              8,700       480
Delta Air Lines, Inc.                 2,300       272
Dillard's, Inc., Class A              6,000       222
Dow Chemical Co.                      2,100       204
Duke Energy Corp.                     2,088       124
E.I. DuPont de Nemours & Co.          3,800       258
Eaton Corp.                           1,500       143
Entergy Corp.                         6,900       205
First Union Corp.                     9,701       550
* FMC Corp.                           3,300       259
Ford Motor Co.                       16,700       736
* Foundation Health Corp.             9,260       255
General Motors Corp.                  7,196       485
Goodyear Tire & Rubber Co.            6,900       523

                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------

GPU, Inc.                             8,500  $    376
Great Lakes Chemical Corp.            2,700       146
Harnischfeger Industries, Inc.        5,500       188
Hartford Financial Services
  Group, Inc.                         2,700       292
IBP, Inc.                             8,300       186
IMC Global, Inc.                      4,900       186
Inland Steel Industries, Inc.         5,100       141
International Business Machines
  Corp.                               6,800       706
Kennametal, Inc.                      2,946       155
Loews Corp.                           1,300       136
Mallinckrodt, Inc.                    5,500       217
* Maxicare Health Plans, Inc.         6,700        74
Mellon Bank Corp.                     4,400       279
National Steel Corp., Class B         6,400       110
NationsBank Corp.                     1,700       124
Old Republic International Corp.      6,050       268
Olsten Corp.                         11,500       183
Owens Corning                         5,700       205
Parker Hannifin Corp.                 5,400       277
Philip Morris Cos., Inc.             13,800       575
Phillips Petroleum Co.                4,500       225
* Quantum Corp.                       5,000       107
ReliaStar Financial Corp.             5,442       251
Repsol SA ADR                         4,500       229
Republic New York Corp.               2,200       293
RJR Nabisco Holdings Corp.           10,300       322
Rohm & Haas Co.                       3,800       393
Russell Corp.                         4,700       126
* Seagate Technology, Inc.            5,700       144
Sears, Roebuck & Co.                  6,400       368
Springs Industries, Inc., Class A     3,800       209
Standard Register Co.                 6,100       207
* Stratus Computer, Inc.              8,400       370
Tecumseh Products Co., Class A        8,400       451
Tektronix, Inc.                       7,350       328
* Toys 'R' Us, Inc.                   8,100       243
Transatlantic Holdings, Inc.          3,000       227
TRW, Inc.                             3,800       209
Tupperware Corp.                      4,200       112
Ultramar Diamond Shamrock Corp.       6,500       229
Universal Corp.                         400        18
V.F. Corp.                            7,400       389
* Vencor, Inc.                        3,900       117
Wellpoint Health Networks, Inc.       2,700       182
YPF SA ADR                            6,900       235
-----------------------------------------------------
GROUP TOTAL                                    20,717
-----------------------------------------------------
TOTAL COMMON STOCKS (Cost $168,039)           224,449
-----------------------------------------------------
PREFERRED STOCKS (1.5%)
-----------------------------------------------------
INDUSTRIAL (0.4%)
(+) Entertainment Properties,
  14.253%                               575       536


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO (UNAUDITED)

                                              VALUE
(CONT'D)                            SHARES    (000)!
-----------------------------------------------------

Tier One Properties, 11.095%            250  $    241
Time Warner, Inc., Series M,
  10.25%                                826       925
-----------------------------------------------------
GROUP TOTAL                                     1,702
-----------------------------------------------------
MORTGAGE-OTHER (0.7%)
(+) Home Ownership
  Funding Corp., 13.331%              3,025     2,901
-----------------------------------------------------
PUBLISHING AND BROADCASTING (0.4%)
News Corp., Ltd. ADR                 61,900     1,424
-----------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $5,731)            6,027
-----------------------------------------------------
STRUCTURED INVESTMENTS (0.1%)-SEE NOTE A7
-----------------------------------------------------

                         RATINGS      FACE
                        (STANDARD    AMOUNT
                        & POOR'S)    (000)
                        ---------   -------


Morgan Guaranty Trust Company, 11/20/05; monthly
  payments equal to 1% per annum of the outstanding
  notional balance indexed to GNMA ARM pools
  (Cost $502)                N/R   $ 11,232       262
-----------------------------------------------------
INTEREST RATE CAP (0.0%)-SEE NOTE A6
-----------------------------------------------------
J.P. Morgan and Co.,
  terminating 10/15/99, to
  receive on 10/15/99 the
  excess, as measured on
  10/15/98, of 12 month
  LIBOR over 6.34%
  multiplied by the
  notional amount
  (Premium Paid $150)        AA-     35,500        33
-----------------------------------------------------
CASH EQUIVALENTS (19.0%)
-----------------------------------------------------
Short-term Investments
  Held as Collateral for
  Loaned Securities (7.5%)           29,976    29,976
-----------------------------------------------------

                          RATINGS    FACE
                         (STANDARD  AMOUNT   VALUE
                         & POOR'S)  (000)    (000)!
-----------------------------------------------------
CASH INVESTMENTS-MORTGAGE (6.3%)
Federal Home Loan Mortgage
  Corporation
  Conventional Pools:
   10.00%, 91/17             Agy        578       638
   10.50%, 8/1/19-12/1/19    Agy      1,103     1,214
   11.00%, 5/1/20-9/1/20     Agy        828       932
   12.00%, 3/1/15            Agy        348       403
  Gold Pool:
   9.50%, 12/1/22            Agy        814       893
  Series:
  ## 1933-FM REMIC
   6.50%, 3/15/25            Agy        165       166
  ## 1933-FO REMIC
   6.50%, 3/15/25            Agy        291       292
  ## 2040-FC
   5.975%, 2/15/23           Agy        780       782
Federal National Mortgage
  Association
  Conventional Pools:
   10.00%, 1/1/10-1/1/20     Agy   $    860  $    952
   10.50%, 8/1/12-4/1/22     Agy      2,138     2,411
   11.50%, 9/1/25            Agy         53        61
   12.50%, 9/1/15            Agy        204       238
  Series:
  ## 94-50 FD REMIC
   6.20%, 3/25/24            Agy        573       575
  ## 97-43 FM REMIC
   6.25%, 7/18/27            Agy        513       517
  ## 97-70 FA REMIC, PAC
    (11)
   6.20%, 7/18/20            Agy        388       390
  ## 97-76 FM
   6.20%, 9/17/27            Agy        542       546
  ## 97-76 FN
   6.15%, 9/17/27            Agy        533       537
  ## 98-22 FA REMIC
   6.025%, 4/18/28           Agy      1,700     1,704
Government National Mortgage
  Association
  Adjustable Rate Mortgages:
   7.00%, 2/20/25-3/20/25    Tsy      1,541     1,572
   7.375%, 4/20/25-6/20/25   Tsy      3,512     3,582
  Various Pools:
   9.50%, 11/15/21           Tsy        496       539
   10.00%,
   11/15/09-12/25/26         Tsy      3,152     3,501
   10.50%, 2/15/18-12/15/20  Tsy      1,183     1,332
   11.00%, 5/15/26           Tsy        943     1,081
-----------------------------------------------------
GROUP TOTAL                                    24,858
-----------------------------------------------------
COMMERCIAL PAPER (3.5%)
Federal Home Loan Mortgage
  Corporation Discount Notes:
   4/10/98                   Agy      4,000     3,994
   4/16/98                   Agy      5,000     4,989
   4/20/98                   Agy      5,000     4,986
-----------------------------------------------------
GROUP TOTAL                                    13,969
-----------------------------------------------------
REPURCHASE AGREEMENTS (1.7%)
Chase Securities, Inc. 5.75%
  dated 3/31/98, due 4/1/98, to
  be repurchased at $6,685,
  collateralized by various U.S.
  Government Obligations, due
  4/1/98-11/15/99, valued at
  $6,704                              6,684     6,684
-----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $75,365)          75,487
-----------------------------------------------------
TOTAL INVESTMENTS (111.9%) (Cost $385,676)    444,415
-----------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                              VALUE
                                              (000)!
-----------------------------------------------------

OTHER ASSETS AND LIABILITIES (-11.9%)
Cash                                         $      3
Dividends Receivable                              410
Interest Receivable                             1,681
Receivable for Investments Sold                27,350
Receivable for Fund Shares Sold                     1
Unrealized Gain on Forward Foreign Currency
  Contracts                                        71
Unrealized Gain on Swap Agreements                 22
Other Assets                                       15
Payable for Investments Purchased             (46,065)
Payable for Fund Shares Redeemed                 (200)
Payable for Administrative Fees                   (26)
Payable for Investment Advisory Fees             (422)
Payable for Distribution Fees-Adviser Class        (7)
Payable for Daily Variation on Futures
  Contracts                                       (21)
Payable for Deferred Trustees' Compensation
  Plan-Note F                                     (13)
Collateral on Securities Loaned, at Value     (29,976)
Other Liabilities                                 (46)
                                             --------
                                              (47,223)
-----------------------------------------------------
NET ASSETS (100%)                            $397,192
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
Applicable to 25,263,924 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)               $364,664
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  14.43
-----------------------------------------------------
INVESTMENT CLASS
-----------------------------------------------------
Applicable to 61,056 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)               $    880
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  14.42
-----------------------------------------------------
ADVISER CLASS
-----------------------------------------------------
Applicable to 2,194,304 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)               $ 31,648
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  14.42
-----------------------------------------------------

                                              VALUE
                                              (000)!
-----------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital                              $318,103
Undistributed Net Investment Income (Loss)      3,391
Undistributed Realized Net Gain (Loss)         17,007
Unrealized Appreciation (Depreciation) on:
  Investment Securities                        58,739
  Foreign Currency Transactions                    72
  Futures and Swaps                              (120)
-----------------------------------------------------
NET ASSETS                                   $397,192
-----------------------------------------------------
sec.     Restricted Security-Total market value of
         restricted securities owned at March 31, 1998 was
         $366 or 0.1% of net assets.
!        See Note A1 to Financial Statements.
!!       A portion of these securities was pledged to cover
         margin requirements for future contracts.
*        Non-income producing security
(+)      144A security. Certain conditions for public sale
         may exist.
+        Moody's Investors Service, Inc. rating. Security is
         not rated by Standard & Poor's Corporation.
++       Fitch rating. Security is not rated by Standard &
         Poor's Corporation or Moody's Investors Service,
         Inc.
#        Step Bond-Coupon rate increases in increments to
         maturity. Rate disclosed is as of March 31, 1998.
         Maturity date disclosed is the ultimate maturity.
##       Variable or floating rate securities-rate disclosed
         is as of March 31, 1998.
@        Value is less than $500.
ADR      American Depositary Receipt
CMO      Collateralized Mortgage Obligation
DEM      German Mark
Inv FI Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at March 31, 1998.
IO       Interest Only
N/R      Not rated by Moody's Investors Service, Inc.,
         Standard & Poor's Corporation or Fitch.
PAC      Planned Amortization Class
PO       Principal Only
REMIC    Real Estate Mortgage Investment Conduit
TBA      Security is subject to delayed delivery. See Note
         A8 to Financial Statements.
YMA      Yield Maintenance Agreement


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO (UNAUDITED)

MAS OVERVIEW
---------------------------------------------------------
The Multi-Asset-Class Portfolio provides global asset allocation management with a level of international diversification that is appropriate for U.S.-oriented investors. Miller Anderson & Sherrerd manages investments in five asset classes, and considers a benchmark consisting of 50% U.S. equities, 14% foreign equities, 24% U.S. fixed-income, 6% foreign fixed-income and 6% high yield to be a neutral, or starting-point investment. Allocations are based on a value-driven approach which favors those equity markets offering the highest risk-adjusted expected returns and those bond markets offering the highest real interest rates and steepest yield curves.

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/98*



                                                                       MSCI
                     MAS MULTI-ASSET CLASS                 SALOMON   EAFE-GDP
                  ----------------------------   S&P 500    BROAD    WEIGHTED
                  INSTITUTIONAL#   INVESTMENT
SIX MONTHS             8.13%          8.04%      17.23%     4.60%       9.76%
ONE YEAR               27.16          26.98       47.99     11.98       23.23
SINCE INCEPTION        17.98          17.88       29.87      8.63       10.54


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High-yield fixed-income securities, otherwise known as "junk bonds," represent a much greater risk of default and tend to be more volatile than higher-rated bonds.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

# Represents an investment in the Institutional Class.

----------------------------------------------------
                                             VALUE
         MARCH 31, 1998            SHARES    (000)!
----------------------------------------------------

U.S. COMMON STOCKS (42.2%)
----------------------------------------------------
BANKS (1.8%)
BankBoston Corp.                     7,100  $    783
Chase Manhattan Corp.                6,715       906
Citicorp                             6,200       880
First Union Corp.                   15,715       892
----------------------------------------------------
GROUP TOTAL                                    3,461
----------------------------------------------------
BASIC RESOURCES (1.9%)
Bowater, Inc.                        9,000       508
Champion International Corp.        12,800       695
E.I. DuPont de Nemours & Co.        15,850     1,078
* Grace Specialty Chemicals          7,600       140
PPG Industries, Inc.                 6,500       441
Praxair, Inc.                        8,100       417
Solutia, Inc.                       13,800       410
----------------------------------------------------
GROUP TOTAL                                    3,689
----------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (0.6%)
Anheuser-Busch Cos., Inc.            8,700       403
Coca Cola Enterprises, Inc.          9,800       359
Dial Corp.                          12,200       292
----------------------------------------------------
GROUP TOTAL                                    1,054
----------------------------------------------------
CONSUMER DURABLES (3.1%)
Chrysler Corp.                      10,000       416
Ford Motor Corp.                    44,800     1,974
General Motors Corp.                24,888     1,678
Goodyear Tire & Rubber Co.          10,500       795
LucasVarity plc ADR                 20,500       847
Owens Corning                       10,400       374
----------------------------------------------------
GROUP TOTAL                                    6,084
----------------------------------------------------
CONSUMER SERVICES (2.6%)
* Cendant Corp.                     32,504     1,288
* Clear Channel Communications,
  Inc.                               7,000       686
News Corp., Ltd. ADR                21,900       504
Service Corp. International         22,200       942
* TCI Satellite Entertainment,
  Inc., Class A                        100         1
* Tele-Communications, Inc.,
  Class A                           17,606       547
* Tele-Communications Liberty
  Media Group, Class A              24,893       856
* Tele-Communications TCI
  Ventures Group., Class A          12,088       212
----------------------------------------------------
GROUP TOTAL                                    5,036
----------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                             VALUE
                                   SHARES    (000)!
----------------------------------------------------

CREDIT & FINANCE/
  INVESTMENT COMPANIES (1.2%)
American Express Co.                 4,100  $    376
Associates First Capital Corp.,
  Class A                            3,441       272
Bear Stearns Co., Inc.               5,355       275
CMAC Investment Corp.                3,800       254
Lehman Brothers Holdings, Inc.       5,200       389
SLM Holdings Corp.                  18,600       812
----------------------------------------------------
GROUP TOTAL                                    2,378
----------------------------------------------------
ENERGY (3.5%)
Atlantic Richfield Co.               5,300       417
British Petroleum plc ADR            8,400       723
Coastal Corp.                       12,900       840
Columbia Gas System, Inc.            6,900       537
Diamond Offshore Drilling, Inc.      8,200       372
ENSCO International, Inc.            6,700       186
* Global Marine, Inc.                7,600       188
Mobil Corp.                          5,800       444
* Nabors Industries, Inc.           11,800       280
Phillips Petroleum Co.              14,400       719
* R & B Falcon Corp.                13,700       406
Schlumberger Ltd.                    5,800       439
Texaco, Inc.                        13,800       831
USX-Marathon Group                  11,800       444
----------------------------------------------------
GROUP TOTAL                                    6,826
----------------------------------------------------
FOOD, TOBACCO & OTHER (1.8%)
Philip Morris Cos., Inc.            56,600     2,360
RJR Nabisco Holdings Corp.          34,340     1,075
----------------------------------------------------
GROUP TOTAL                                    3,435
----------------------------------------------------
HEALTH CARE (2.7%)
American Home Products Corp.         4,800       458
Baxter International, Inc.          15,600       860
Bristol-Myers Squibb Co.             5,900       615
* Health Management Associates,
  Class A                           14,750       422
* HEALTHSOUTH Rehabilitation
  Corp.                             16,500       463
* Lincare Holdings, Inc.             9,200       650
Merck & Co., Inc.                    7,900     1,014
Mylan Labs, Inc.                     6,900       159
* Tenet Healthcare Corp.            16,800       610
----------------------------------------------------
GROUP TOTAL                                    5,251
----------------------------------------------------

                                             VALUE
                                   SHARES    (000)!
----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (5.6%)
Aeroquip-Vickers, Inc.               9,800       567
* AMR Corp.                          4,500       644
Case Corp.                          18,400     1,254
Cummins Engine Co., Inc.            25,700     1,417
Eaton Corp.                          1,600       152
* FMC Corp.                          8,300       651
Harnischfeger Industries, Inc.      11,700       400
Lockheed Martin Corp.               15,500     1,744
Textron, Inc.                        6,600  $    508
United Technologies Corp.           18,000     1,662
Waste Management, Inc.              44,100     1,359
York International Corp.            14,200       639
----------------------------------------------------
GROUP TOTAL                                   10,997
----------------------------------------------------
INSURANCE (2.7%)
Allstate Corp.                       4,600       423
Exel Ltd.                           13,400     1,039
Everest Reinsurance Holdings,
  Inc.                               9,000       370
Hartford Financial Services
  Group (The), Inc.                 12,800     1,389
Loews Corp.                         14,600     1,522
Travelers Property Casualty
  Corp., Class A                     9,800       431
----------------------------------------------------
GROUP TOTAL                                    5,174
----------------------------------------------------
MID CAP GROWTH (2.4%)
* BMC Software, Inc.                 5,400       452
* Borders Group, Inc.               11,700       398
Cintas Corp.                         8,300       429
Danaher Corp.                        6,000       456
Estee Lauder Cos., Class A           6,200       421
* Globalstar Telecommunications
  Ltd.                              12,144       770
* Health Management Associates,
  Class A                           15,837       453
* Lincare Holdings, Inc.             9,300       657
Linear Technology Corp.              2,300       159
* Loral Space & Communications
  Ltd.                              16,100       450
----------------------------------------------------
GROUP TOTAL                                    4,645
----------------------------------------------------
RETAIL (2.2%)
* CompUSA, Inc.                     26,600       692
CVS Corp.                            8,500       642
* Federated Department Stores,
  Inc.                               9,000       466
Home Depot, Inc.                     6,500       438
* Office Depot, Inc.                29,700       924
* Polo Ralph Lauren Corp.            7,500       226
Ross Stores, Inc.                    4,900       216
Wal-Mart Stores, Inc.               13,500       686
----------------------------------------------------
GROUP TOTAL                                    4,290
----------------------------------------------------
TECHNOLOGY (4.4%)
* Applied Material, Inc.            10,200       360
* Bay Networks, Inc.                16,000       434
* BMC Software, Inc.                 9,600       805
* Cisco Systems, Inc.               11,750       803
Compaq Computer Corp.               11,200       290
Intel Corp.                          8,300       648
* Microsoft Corp.                   28,900     2,586
* Network Associates, Inc.           9,300       616
* SCI Systems, Inc.                 10,300       367
* Seagate Technology, Inc.          14,400       364
* Tellabs, Inc.                      7,900       530


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO (UNAUDITED)

                                             VALUE
(CONT'D)                           SHARES    (000)!
----------------------------------------------------

* 3Com Corp.                        10,100  $    363
Xerox Corp.                          3,700       394
----------------------------------------------------
GROUP TOTAL                                    8,560
----------------------------------------------------
UTILITIES (2.2%)
* Airtouch Communications, Inc.      9,100       445
MCI Communications Corp.            19,500       965
SBC Communications, Inc.            22,200       969
Sprint Corp.                        13,400       907
* WorldCom, Inc.                    23,520     1,013
----------------------------------------------------
GROUP TOTAL                                    4,299
----------------------------------------------------
VALUE (3.5%)
* Arrow Electronics, Inc.           28,900       782
Case Corp.                          12,500       852
Chase Manhattan Corp.                8,000     1,079
* Federated Department Stores,
  Inc.                              22,800     1,181
Great Lakes Chemical Corp.          17,100       923
IMC Global, Inc.                    23,000       876
Mallinckrodt, Inc.                  20,500       810
* Maxicare Health Plans, Inc.       34,200       376
----------------------------------------------------
GROUP TOTAL                                    6,879
----------------------------------------------------
TOTAL U.S. COMMON STOCKS (Cost $64,834)       82,058
----------------------------------------------------
PREFERRED STOCKS (0.6%)
----------------------------------------------------

                         RATINGS
                         (STANDARD
                         & POOR'S)
                         ----------

INDUSTRIALS (0.3%)
Time Warner, Inc.,
  Series M,
   10.25%                 BB+           571       640
-----------------------------------------------------
MORTGAGE-OTHER (0.3%)
(+)+ Home Ownership
  Funding Corp.,
   13.331%                Aaa           600       576
-----------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $1,197)            1,216
-----------------------------------------------------
U.S. FIXED INCOME (20.0%)
-----------------------------------------------------
FIXED INCOME SECURITIES (20.0%)
-----------------------------------------------------

                         RATINGS        FACE
                         (STANDARD    AMOUNT
                         & POOR'S)     (000)
                         ----------  -------
ADJUSTABLE RATE MORTGAGES (0.8%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 9/20/27-
     11/20/27             Tsy   $     1,611     1,633
-----------------------------------------------------

                         RATINGS    FACE
                        (STANDARD  AMOUNT     VALUE
                        & POOR'S)   (000)     (000)!
-----------------------------------------------------

AGENCY FIXED RATE MORTGAGES (5.3%)
Federal Home Loan
  Mortgage Corporation
  May TBA
   6.50%, 5/15/28         Agy   $     9,000  $  8,901
Federal National
  Mortgage Association
  May TBA
   6.50%,
     8/15/24-5/15/28      Agy         1,500     1,482
-----------------------------------------------------
GROUP TOTAL                                    10,383
-----------------------------------------------------
ASSET BACKED CORPORATES (1.6%)
Advanta Mortgage Loan
  Trust,
  Series:
  97-3 A2
   6.61%, 4/25/12         AAA           150       150
  97-4 A2
   6.53%, 9/25/12         AAA           150       150
ALPS, Series 94-1 C2 CMO
   9.35%, 9/15/04         BBB            99       101
Arcadia Automobile
  Receivables Trust,
  Series:
  97-C A4
   6.375%, 1/15/03        AAA           175       176
  97-D A3
   6.20%, 5/15/03         AAA           200       201
CIT Group Home Equity
  Loan Trust, Series
  97-1 A3
   6.25%, 9/15/11         AAA           100       100
Daimler Benz Auto
  Grantor Trust, Series
  97-A A
   6.05%, 3/31/05         AAA           123       123
First Plus Home Loan
  Trust,
  Series:
  97-3 A2
   6.48%, 9/10/08         AAA           100       101
  97-3 A3
   6.57%, 10/10/10        AAA           100       100
First Security Auto
  Grantor Trust, Series
  97-B A
   6.10%, 4/15/03         AAA           210       210
(+) Federal Mortgage
  Acceptance Corp. Loan
  Receivables Trust,
  Series 97-A A
   7.35%, 4/15/19         AAA           238       247
Ford Credit Auto Owner
  Trust, Series 97-B A3
   6.05%, 4/15/01         AAA           250       251
Honda Auto Receivables
  Grantor Trust,
  Series:
  97-A A
   5.85%, 2/15/03         AAA           201       201


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       RATINGS     FACE
                       (STANDARD  AMOUNT      VALUE
                       & POOR'S)   (000)      (000)+
-----------------------------------------------------

  97-B A
   5.95%, 5/15/03         AAA   $       143  $    143
(+) Long Beach
  Acceptance Auto
  Grantor Trust, Series
  97-2 A
   6.69%, 9/25/04         AAA           105       105
@ NAL Auto Trust,
  Series 96-4 A
   6.90%, 12/15/00        N/R         (2)--        --
Nissan Auto Receivables
  Grantor Trust,
  Series 97-A A
   6.15%, 2/15/03         AAA           204       204
(+) Rental Car
  Finance Corp.,
  Series 97-1 A2
   6.45%, 4/25/03         AA            200       200
WFS Financial Owner
  Trust,
  Series 97-C A3
   6.01%, 3/20/02         AAA           160       160
UCFC Home Equity Loan,
  Series 98 A A1
   5.70%, 7/15/11         AAA           250       250
-----------------------------------------------------
GROUP TOTAL                                     3,173
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  AGENCY COLLATERAL SERIES (0.1%)
Federal Home Loan
  Mortgage Corporation,
  Series 1632-SA Inv Fl
  REMIC
   5.229%, 11/15/23       Agy            75        67
Federal National
  Mortgage Association,
  Series 92-89 SQ Inv Fl
  IO PAC (11)
   3353.206%, 6/25/22     Agy         (2)--        27
-----------------------------------------------------
GROUP TOTAL                                        94
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (0.9%)
American Housing Trust,
  Series V 1G
   9.125%, 4/25/21        AAA           155       164
Bear Stearns Mortgage
  Securities, Inc.,
  Series 96-9 AI11
   8.00%, 6/15/26         AAA           150       156
Countrywide Mortgage
  Backed Securities,
  Inc., Series 93-C A11
   6.50%, 1/25/24         AAA           142       138
Mid-State Trust II,
  Series 88-2 A4
   9.625%, 4/1/03         AAA           188       202

                       RATINGS     FACE
                      (STANDARD   AMOUNT      VALUE
                      & POOR'S)    (000)      (000)!
-----------------------------------------------------

Residential Accredit
  Loans, Inc.,
  Series:
  97-QS12 A7 REMIC
   7.25%, 11/25/27        AAA   $       175  $    175
  98-QS4 A15
   7.00%, 3/25/28         AAA           600       598
Residential Asset
  Securitization Trust,
  Series 96-A11 A9
   7.75%, 2/25/27         AAA           175       181
Residential Funding
  Mortgage Securities
  Co., Inc., Series
  94-S1 A19
   6.75%, 1/25/24         AAA           190       188
-----------------------------------------------------
GROUP TOTAL                                     1,802
-----------------------------------------------------
COMMERCIAL MORTGAGES (1.8%)
American Southwest
  Financial Securities
  Corp.,
  Series:
  ++ 93-2 A1
   7.30%, 1/18/09         AA            125       127
  + 95-C1 A1B
   7.40%, 11/17/04        Aaa           150       155
Asset Securitization
  Corp.,
  Series:
  95-D1 A1
   7.59%, 8/11/27         AAA           116       123
  ## 95-MD4 A1
   7.10%, 8/13/29         AAA           217       226
  ++## 95-MD4 A CS2 IO
   2.364%, 8/13/29        AAA           736       128
  (+)+ 96-D3 A1C
   7.40%, 10/13/26        Aaa           150       160
  96-MD6 A1C
   7.04%, 11/13/26        AAA           125       130
Beverly Finance Corp.,
  Series 94-1
   8.36%, 7/15/04         AA-           100       108
(+) Carousel Center
  Finance, Inc., Series
  1 A1
   6.828%, 11/15/07       AA            100       102
Chase Commercial
  Mortgage Securities
  Corp.,
  Series 96-2 B
   6.90%, 10/19/06        AA            175       179
(+) DLJ Mortgage Acceptance
  Corp.,
  Series:
  96-CF1 A1B
   7.58%, 3/13/28         AAA           150       160
  96-CF2 A1B
   7.29%, 11/12/21        AAA           135       142
  97-CF1 A1B
   7.60%, 4/15/07         AAA           125       134


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO (UNAUDITED)

                          RATINGS     FACE
                         (STANDARD   AMOUNT      VALUE
(CONT'D)                 & POOR'S)   (000)      (000)!
------------------------------------------------------------

First Union-Lehman
  Brothers Commercial
  Mortgage Trust,
  Series:
  + 97-C1 A2
   7.30%, 12/18/06        Aaa        $  175    $  184
  97-C2 A3
   6.65%, 12/18/07        AAA           175       178
+ GMAC Commercial
  Mortgage Securities,
  Inc.,
  Series:
  97-C2 A3
   6.566%, 11/15/07       Aaa           175       177
  ## 97-C2 X IO
   1.273%, 4/15/27        Aaa         1,522       115
+ GS Mortgage Securities
  Corp. II,
  Series 97-GL A2D
   6.94%, 7/13/30         Aaa           100       104
J.P. Morgan Commercial
  Mortgage Finance
  Corp., Series 97-C5 A2
   7.069%, 9/15/29        AAA           150       157
+## LB Commercial
  Conduit Mortgage
  Trust,
  Series:
  96-C2 A
   7.424%, 10/25/26       Aaa           168       176
  98-C1 IO
   1.199%, 2/18/28        Aaa         1,300        87
+ Midland Realty
  Acceptance Corp.,
  Series 96-C2 A2
   7.233%, 1/25/29        Aaa           100       104
Mortgage Capital
  Funding, Inc.,
  Series:
  95-MC1 A1B
   7.60%, 5/25/27         AAA           125       128
  + 97-MC2 A2
   6.664%, 9/20/07        Aaa           200       203
-----------------------------------------------------
GROUP TOTAL                                     3,487
-----------------------------------------------------
ENERGY (0.2%)
(+) Excel Paralubes
  Funding
   7.43%, 11/1/15         A-            200       207
Mobile Energy Services
   8.665%, 1/1/17         BBB-           93       100
-----------------------------------------------------
GROUP TOTAL                                       307
-----------------------------------------------------

                         RATINGS     FACE
                         (STANDARD   AMOUNT      VALUE
                         & POOR'S)   (000)      (000)!
-----------------------------------------------------
FINANCE (1.3%)
(+) Anthem Insurance Cos.,
  Inc.,
  Series A
   9.00%, 4/1/27          BBB+          100       107
(+) BankAmerica
  Institutional,
  Series A
   8.07%, 12/31/26        A-            200       213
(+) BT Institutional
  Capital
(+) BT Institutional
  Capital
  Trust, Series A
   8.09%, 12/1/26         BBB+       $  225    $  233
(+) Equitable Life
  Assurance Society of
  the U.S., Series 1A
   6.95%, 12/1/05         A             100       103
(+) First Chicago NBD Corp.,
  Series A
   7.95%, 12/1/26         A-            180       189
First Union
  Institutional Capital,
  Series I
   8.04%, 12/1/26         BBB+          225       239
(+) Florida Windstorm
   6.70%, 8/25/04         A-            175       176
(+) Nationwide Mutual
  Life Insurance Co.
   7.50%, 2/15/24         A+            250       250
NB Capital Trust
   8.25%, 4/15/27         A-             75        82
PNC Institutional
  Capital,
  Series A
   7.95%, 12/15/26        BBB+          150       157
(+) Prime Property
   Funding II
   7.00%, 8/15/04         A             120       122
(+) State Street
  Institutional Capital,
  Series A
   7.94%, 12/30/26        A             125       133
Washington Mutual
  Capital
   8.375%, 6/1/27         BBB-           75        81
Washington Mutual, Inc.,
  Series A
   8.206%, 2/1/27         BBB-           25        26
(+) Wells Fargo Capital,
  Series A
   8.125%, 12/1/26        BBB+          200       212
(+) World Financial
  Properties,
  Series 96 WFP-B
   6.91%, 9/1/13          AA-           247       254
-----------------------------------------------------
GROUP TOTAL                                     2,577
-----------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                          RATINGS     FACE
                          (STANDARD   AMOUNT    VALUE
                          & POOR'S)   (000)     (000)!
-----------------------------------------------------
INDUSTRIALS (1.3%)
American Standard Cos.
   7.375%, 2/1/08         BB-           305       300
Columbia/HCA Healthcare
   7.58%, 9/15/25         BBB            75        68
   9.00%, 12/15/14        BBB            50        52
DR Structured Finance,
  Series:
  93-K1 A2
   7.43%, 8/15/18         BB            180       158
  94-K1 A1
   7.60%, 8/15/07         BB             81        80
  94-K2 A2
   9.35%, 8/15/19         BB            230       239
Fred Meyer, Inc.
   7.375%, 3/1/05         BB+           240       240
News America Holdings
   8.875%, 4/26/23        BBB-          125       147
(+) Oxymar
   7.50%, 2/15/16         BBB         $ 100    $ 102
Paramount
  Communications, Inc.
   8.25%, 8/1/22          BB+           480       494
Philip Morris Cos., Inc.
   7.00%, 7/15/05         A              70        72
Rhone-Poulenc Rorer,
  Inc., Series 92-A 3
   8.62%, 1/5/21          BBB-          100       110
Scotia Pacific Holding
  Co.
   7.95%, 7/20/15         BBB           100       105
Southland Corp.
   5.00%, 12/15/03        BB+           496       434
-----------------------------------------------------
GROUP TOTAL                                     2,601
-----------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES-
  AGENCY COLLATERAL SERIES (0.4%)
Federal Home Loan
  Mortgage Corporation,
  Series 1911 C PO
  11/15/23                Agy           100        59
Federal National
  Mortgage Association,
  Series:
  96-34 C PO
   3/25/23                Agy           225       134
  249 1 PO
   10/25/23               Agy           456       320
  260 1 PO
   4/1/24                 Agy           104        80
  282 1 PO
   9/1/25                 Agy           274       202
-----------------------------------------------------
GROUP TOTAL                                       795
-----------------------------------------------------
TELEPHONES (0.5%)
Cablevision Systems
  Corp.
   7.875%, 12/15/07       BB+           115       118
CalEnergy Co., Inc.
   7.63%, 10/15/07        BB+           115       115
CSC Holdings, Inc
   7.875%, 12/15/07       BB+           100       103
(+) Lenfest Communications,
  Inc.
   7.625%, 2/15/08        BB+            55        55
(+)# Qwest
  Communications, Inc.
   0.00%, 2/1/08          B+            405       286
# Teleport
  Communications Group,
  Inc.
   0.00%, 7/1/07          B+            215       185
-----------------------------------------------------
GROUP TOTAL                                       862
-----------------------------------------------------

                          RATINGS     FACE
                          (STANDARD   AMOUNT    VALUE
                          & POOR'S)   (000)     (000)!
-----------------------------------------------------

TRANSPORTATION (0.2%)
Continental Airlines,
  Series 98-1 A
   6.648%, 9/15/17        AA+        $  190    $  190
(+) Jet Equipment Trust,
  Series 94-A A11
   10.00%, 6/15/12        A+            125       158
-----------------------------------------------------
GROUP TOTAL                                       348
-----------------------------------------------------
U.S. TREASURY SECURITIES (3.4%)
U.S. Treasury Notes
   3.375%, 1/15/07
     (Inflation Indexed)  Tsy         1,478     1,433
   3.625%, 7/15/02
     (Inflation Indexed)  Tsy           730       723
   3.625%, 1/15/08
     (Inflation Indexed)  Tsy         1,025     1,012
   6.25%, 4/30/01         Tsy         1,000     1,017
   6.375%, 3/31/01        Tsy           500       510
   7.125%, 9/30/99        Tsy         1,475     1,507
   7.125%, 2/29/00        Tsy           400       411
-----------------------------------------------------
GROUP TOTAL                                     6,613
-----------------------------------------------------
UTILITIES (0.1%)
CMS Energy Corp, Series
  B
   7.375%, 11/15/00       BB             85        86
(+) Edison Mission
  Energy Funding Corp.,
  Series B
   7.33%, 9/15/08         BBB           100       104
-----------------------------------------------------
GROUP TOTAL                                       190
-----------------------------------------------------
YANKEE (2.1%)
(+) Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08        BBB           163       163
(+) AST Research, Inc.
   7.45%, 10/1/02         B+            405       363
(+) Glencore Nickel Property,
  Ltd.
   9.00%, 12/1/14         BB+           105       104
Grupo Minero Mexicano SA
  de CV, Series A
   8.25%, 4/1/08          BB            345       342
(+) Hutchison Whampoa
  Financial, Series B
   7.45%, 8/1/17          A+            225       207
(+) Hyundai
  Semiconductor America
   8.625%, 5/15/07        BB            110        90
(+) Israel Electric
  Corp., Ltd.
   7.25%, 12/15/06        A-             30        31
   7.75%, 12/15/27        A-            140       142
Korea Development Bank
   7.375%, 9/17/04        BB+           380       345
National Power Corp.
   7.875%, 12/15/06       BB+           105        96
   8.40%, 12/15/16        BB+            90        78


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO (UNAUDITED)
                          RATINGS    FACE
                          (STANDARD  AMOUNT    VALUE
(CONT'D)                  & POOR'S)  (000)     (000)!
-----------------------------------------------------

(+) Paiton Energy
  Funding
   9.34%, 2/15/14         CCC        $  100    $   48
(+) Petroliam Nasional
  Bhd.
   7.125%, 10/18/06       A+            225       209
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17          BBB           200       210
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14        BBB+          215       223
# Republic of Argentina
  Par, Series L
   5.75%, 3/31/23         BB            480       367
Republic of Colombia
   8.70%, 2/15/16         BBB-          165       161
Rogers Cablesystems Ltd.
   10.00%, 3/15/05        BB+           180       202
Rogers Cantel, Inc.
   8.30%, 10/1/07         BB+           225       226
(+) Samsung Electronics
  Co.
   7.45%, 10/1/02         B+            150       134
United Mexican States
  Par Bond, Series B
   6.25%, 12/31/19        BB            450       381
-----------------------------------------------------
GROUP TOTAL                                     4,122
-----------------------------------------------------
TOTAL U.S. FIXED INCOME (Cost $38,383)         38,987
-----------------------------------------------------
INTERNATIONAL FIXED INCOME (2.2%)
-----------------------------------------------------
FIXED INCOME SECURITIES (2.2%)
-----------------------------------------------------
AUSTRALIAN DOLLAR (0.1%)
Commonwealth of Australia
   10.00%, 2/15/06        AAA     AUD    50        42
Federal National
  Mortgage Association
   6.50%, 7/10/02         Agy            85        58
-----------------------------------------------------
GROUP TOTAL                                       100
-----------------------------------------------------
BRITISH POUND (0.2%)
United Kingdom Treasury Bill
   8.50%, 7/16/07         AAA    GBP    240       474
-----------------------------------------------------
CANADIAN DOLLAR (0.1%)
Government of Canada
   7.50%, 3/1/01          AAA     CAD   160       120
   9.75%, 6/1/21          AA+            50        53
-----------------------------------------------------
GROUP TOTAL                                       173
-----------------------------------------------------
DANISH KRONE (0.1%)
Kingdom of Denmark
   8.00%, 5/15/03         AA+     DKK   275        45
   8.00%, 3/15/06         AA+           750       127
-----------------------------------------------------
GROUP TOTAL                                       172
-----------------------------------------------------

                         RATINGS      FACE
                         (STANDARD    AMOUNT      VALUE
                         & POOR'S)    (000)       (000)!
---------------------------------------------------------

GERMAN MARK (0.7%)
Government of Germany
  +5.75%, 8/22/00         Aaa         DEM   355  $    199
   6.00%, 1/5/06          Agy               175       102
   6.25%, 1/4/24          AAA               230       138
   7.125%, 1/29/03        AAA               170       102
   7.50%, 9/9/04          AAA               410       255
   8.375%, 5/21/01        AAA               875       528
International Bank for
  Reconstruction &
  Development
   7.125%, 4/12/05        AAA               175       107
---------------------------------------------------------
GROUP TOTAL                                         1,431
---------------------------------------------------------
ITALIAN LIRA (0.3%)
Republic of Italy BTPS
   9.50%, 2/1/06          AAA       ITL 315,000       222
   10.00%, 8/1/03         AA            410,000       278
---------------------------------------------------------
GROUP TOTAL                                           500
---------------------------------------------------------
JAPANESE YEN (0.5%)
European Investment Bank
   3.00%, 9/20/06         AAA       JPY   4,000        33
Export-Import Bank of Japan
   2.875%, 7/28/05        AAA            30,000       243
International Bank for
  Reconstruction &
  Development
   4.75%, 12/20/04        BB+            23,200       210
   6.75%, 6/18/01         AAA            52,000       461
---------------------------------------------------------
GROUP TOTAL                                           947
---------------------------------------------------------
SOUTH AFRICAN RAND (0.0%)
Republic of South Africa
   13.00%, 8/31/10        BBB+       ZAR    225        44
---------------------------------------------------------
SWEDISH KRONA (0.2%)
Swedish Government
   6.00%, 2/9/05          AAA        SEK  1,600       210
   13.00%, 6/15/01        AA+             1,200       185
---------------------------------------------------------
GROUP TOTAL                                           395
---------------------------------------------------------
TOTAL INTERNATIONAL FIXED INCOME (Cost
  $4,425)                                           4,236
---------------------------------------------------------
INTERNATIONAL EQUITY (17.3%)
---------------------------------------------------------
COMMON STOCKS (16.7%)
---------------------------------------------------------
                                  SHARES
                                  ------

ARGENTINA (0.8%)
* Banco Rio de La Plata SA ADR           23,600       295
YPF SA ADR                               38,300     1,302
---------------------------------------------------------
GROUP TOTAL                                         1,597
---------------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------

                                              VALUE
                                  SHARES      (000)!
-----------------------------------------------------

AUSTRIA (0.3%)
OMV AG                                5,350  $    690
-----------------------------------------------------
CANADA (0.2%)
TransCanada Pipelines Ltd.           15,900       375
-----------------------------------------------------
FRANCE (2.6%)
Credit Local de France                6,100       818
Elf Aquitaine                         6,710       880
Groupe Danone                         3,150       761
Lafarge SA                            8,000       681
Lagardere S.C.A.                      9,000       363
Rhone-Poulenc                        13,300       676
Scor                                 15,110       866
-----------------------------------------------------
GROUP TOTAL                                     5,045
-----------------------------------------------------
GERMANY (1.8%)
Deutsche Bank AG                     11,750       881
Deutsche Lufthansa AG                32,000       673
Deutsche Telekom AG                  15,000       328
Henkel KGaA                           9,790       705
RWE AG                                6,000       323
Springer (Axel) Verlag AG               770       662
-----------------------------------------------------
GROUP TOTAL                                     3,572
-----------------------------------------------------
GREECE (0.4%)
Hellenic Telecommunication
  Organization SA                    15,500       388
* National Bank of Greece SA          3,600       395
-----------------------------------------------------
GROUP TOTAL                                       783
-----------------------------------------------------
HONG KONG (0.5%)
Hong Kong Telecommunications
  Ltd.                               25,000        52
* Hong Kong Telecommunications
  Ltd. ADR                            6,100       128
HSBC Holdings plc                    15,600       477
Jardine Strategic Holdings
  Ltd.                               95,000       260
-----------------------------------------------------
GROUP TOTAL                                       917
-----------------------------------------------------
INDIA (0.1%)
* Jardine Fleming India Fund,
  Inc.                               36,200       262
-----------------------------------------------------
INDONESIA (0.1%)
* Gulf Indonesia Resources
  Ltd.                                7,800       140
Lippo Securities                  1,174,800        41
Pabrik Kertas Tjiwi Kimia            73,000        17
-----------------------------------------------------
GROUP TOTAL                                       198
-----------------------------------------------------

                                              VALUE
                                  SHARES      (000)!
-----------------------------------------------------
ITALY (1.5%)
* Banca di Roma                     411,000       694
ENI S.p.A.                          124,300       847
Pirelli S.p.A.                      162,000  $    622
Telecom Italia S.p.A.               111,004       681
-----------------------------------------------------
GROUP TOTAL                                     2,844
-----------------------------------------------------
JAPAN (1.4%)
Bridgestone Corp.                    21,000       476
Fuji Electric Co., Ltd.             113,000       387
Nintendo Corp., Ltd.                  4,000       345
Nippon Telegraph & Telephone
  Corp.                                  36       300
Promise Co., Ltd.                     6,100       316
Takefuji Corp.                        7,000       331
TDK Corp.                             7,000       541
-----------------------------------------------------
GROUP TOTAL                                     2,696
-----------------------------------------------------
MEXICO (0.3%)
* Tubos de Acero de Mexico SA        34,000       638
-----------------------------------------------------
NETHERLANDS (0.8%)
ING Groep N.V.                       13,207       750
Philips Electronics N.V.              9,900       727
-----------------------------------------------------
GROUP TOTAL                                     1,477
-----------------------------------------------------
NORWAY (0.5%)
Christiania Bank OG
  Kreditkasse                       226,100       961
-----------------------------------------------------
RUSSIA (0.1%)
Lukoil Holding ADR                    3,700       260
-----------------------------------------------------
SINGAPORE (0.2%)
* Creative Technology Ltd.           14,500       326
-----------------------------------------------------
SPAIN (0.3%)
Telefonica de Espana                 15,500       684
-----------------------------------------------------
SWEDEN (1.5%)
* Astra AB, Class A                  25,000       516
* Nordbanken Holding AB             114,100       757
Pharmacia & Upjohn, Inc.-
  Depositary Shares                  12,600       544
Sparbanken Sverige AB, Class A       30,585     1,009
-----------------------------------------------------
GROUP TOTAL                                     2,826
-----------------------------------------------------
SWITZERLAND (0.2%)
* Swissair AG (Registered)              281       393
-----------------------------------------------------
UNITED KINGDOM (3.0%)
Bank of Scotland                     55,300       655
Burmah Castrol plc                   29,000       592
FKI plc                              75,000       255
Imperial Tobacco Group plc           61,800       455
LucasVarity plc                     117,000       473
National Westminister Bank plc       34,576       633


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO (UNAUDITED)

                                              VALUE
(CONT'D)                          SHARES      (000)!
-----------------------------------------------------

Pilkington plc                      253,000  $    513
Rank Group plc                       93,015       629
Royal & Sun Alliance Insurance
  Group plc                          32,034       408
Sainsbury J. plc                     55,422       476
Somerfield plc                       41,000       246
Tomkins plc                          88,844       541
-----------------------------------------------------
GROUP TOTAL                                     5,876
-----------------------------------------------------
UNITED STATES (0.1%)
* The India Fund, Inc.               25,100       182
-----------------------------------------------------
TOTAL INTERNATIONAL EQUITY (Cost $26,412)      32,602
-----------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
-----------------------------------------------------
JAPAN (0.1%)
* Sanwa International Finance
  Bermuda Trust, 1.25% (Cost
  $235)                                  10       221
-----------------------------------------------------
PREFERRED STOCKS (0.5%)
-----------------------------------------------------
BRAZIL (0.5%)
Eletrobras, Class B               7,400,000       366
Telesp                            1,592,000       517
-----------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $830)                883
-----------------------------------------------------
HIGH YIELD (9.2%)
-----------------------------------------------------
FIXED INCOME SECURITIES (9.1%)
-----------------------------------------------------
                          RATINGS      FACE
                        (STANDARD    AMOUNT
                        & POOR'S)     (000)
                        ---------   -------
ASSET BACKED CORPORATES (0.2%)
(+) Commercial Financial
  Services, Inc.,
  Series 97-5 A1
   7.72%, 6/15/05         A     $       145       146
(+)+ Long Beach
  Acceptance Auto
  Grantor Trust, Series
  97-1 B
   14.22%, 10/26/03       Ba3           208       208
(+) OHA Auto Grantor
  Trust,
  Series 97-A
   11.00%, 9/15/03        BB            127       125
-----------------------------------------------------
GROUP TOTAL                                       479
-----------------------------------------------------

                      RATINGS      FACE
                    (STANDARD     AMOUNT      VALUE
                    & POOR'S)      (000)      (000)!
-----------------------------------------------------
CABLE (0.4%)
Cablevision Systems
  Corp.
   7.875%, 12/15/07       BB+           265       273
Lenfest Communications,
  Inc.
   8.375%, 11/1/05        BB+           200       208
Rogers Cablesystems Ltd.
   10.125%, 9/1/12        BB+   $       175  $    193
Rogers Communications,
  Inc.
   9.125%, 1/15/06        BB-            50        51
-----------------------------------------------------
GROUP TOTAL                                       725
-----------------------------------------------------
CHEMICALS (0.2%)
ISP Holdings, Inc.,
  Series B
   9.00%, 10/15/03        B+            415       436
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (0.0%)
+ Citicorp Mortgage
  Securities, Inc.,
  Series 90-8 A7
   9.50%, 6/25/05         B3             28        15
-----------------------------------------------------
COMMERCIAL MORTGAGES (0.2%)
CBM Funding Corp.,
  Series 96-1B D
   8.645%, 2/1/08         AA            125       135
(+)+ DLJ Mortgage
  Acceptance Corp.,
  Series 97-CF2 S IO
   0.356%, 10/15/17       Aaa         3,991       105
++ Federal Mortgage
  Acceptance Corp. Loan
  Receivables Trust,
  Series 96-B C 1
   7.929%, 11/1/18        BB             97        87
-----------------------------------------------------
GROUP TOTAL                                       327
-----------------------------------------------------
COMMUNICATIONS (1.7%)
Comcast Cellular
  Holdings Corp., Series
  B
   9.50%, 5/1/07          BB+           260       276
(+) Concentric Network
  Corp.
   12.75%, 12/15/07       N/R           100       118
Esprit Telecom Group plc
   11.50%, 12/15/07       B-      DEM   400       237
(+) Flag Ltd.
   8.25%, 1/30/08         B+    $        90        92
Globalstar LP/Capital
   11.375%, 2/15/04       B             125       131
# Intermedia
  Communications, Inc.,
  Series B
   0.00%, 7/15/07         B             600       451
Iridium Capital Corp.,
  Series A
   13.00%, 7/15/05        B-             70        78
IXC Communications,
  Inc., PIK, Series B
   12.50%, 8/15/09        B             200       238


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       RATINGS     FACE
                     (STANDARD    AMOUNT      VALUE
                     & POOR'S)     (000)      (000)!
-----------------------------------------------------

# Nextel Communications,
  Inc.
   0.00%, 8/15/04         CCC+  $       610  $    587
   0.00%, 9/15/07         CCC           265       178
Qwest Communications
  International Inc.,
  Series B
   10.875%, 4/1/07        B+             65        75
+# RCN Corp
   0.00%, 10/15/07        B3            300       201
RSL Communications plc
   # 0.00%, 3/15/08       B-            450       150
   (+) 9.125%, 3/1/08     B-            170       172
   12.25%, 11/15/06       B-             25        29
# Telesystems
  International
  Wireless, Inc., Series
  C
   0.00%, 11/1/07         B-            400       253
-----------------------------------------------------
GROUP TOTAL                                     3,266
-----------------------------------------------------
CONSUMER MANUFACTURING (0.1%)
(+) Revlon Consumer
  Products
   8.125%, 2/1/06         B             200       203
-----------------------------------------------------
ENERGY (0.2%)
Nuevo Energy Co.
   9.50%, 4/15/06         B+            145       154
Snyder Oil Corp.
   8.75%, 6/15/07         B+            200       206
-----------------------------------------------------
GROUP TOTAL                                       360
-----------------------------------------------------
FINANCE (0.7%)
(+)## IBJ Preferred
  Capital Co. LLC,
  Series A
   8.79%, 12/29/49        BBB-          565       544
(+)## SB Treasury Co.
  LLC,
  Series A
   9.40%, 12/29/49        BBB-          545       564
Western Financial Bank
   8.875%, 8/1/07         BB+           250       241
-----------------------------------------------------
GROUP TOTAL                                     1,349
-----------------------------------------------------
FOOD & BEVERAGE (0.1%) Ameriserve Food Co.
   10.125%, 7/15/07       B-             65        70
(+) Smithfield Foods,
  Inc.
   7.625%, 2/15/08        BB+            80        79
-----------------------------------------------------
GROUP TOTAL                                       149
-----------------------------------------------------
GAMING (0.1%)
Station Casinos, Inc.
   9.75%, 4/15/07         B+            100       113
   10.125%, 3/15/06       B+            100       112
-----------------------------------------------------
GROUP TOTAL                                       225
-----------------------------------------------------

                       RATINGS     FACE
                     (STANDARD    AMOUNT      VALUE
                     & POOR'S)     (000)      (000)!
-----------------------------------------------------

GENERAL INDUSTRIAL (0.1%)
Geberit International SA
   10.125%, 4/15/07       B+      DEM   130  $     80
Navistar Financial
  Corp.,
  Series B
   9.00%, 6/1/02          B+    $        35        37
# Norcal Waste Systems,
  Inc.
   13.50%, 11/15/05       BB-           100       116
-----------------------------------------------------
GROUP TOTAL                                       233
-----------------------------------------------------
HEALTHCARE (0.5%)
Columbia/HCA Healthcare
   6.91%, 6/15/05         BBB           445       418
(+) Fresenius Medical
  Capital Trust II
   7.875%, 2/1/08         B+            100       100
(+) Magellan Health
  Services, Inc.
   9.00%, 2/15/08         B-            115       116
Tenet Healthcare Corp.
   8.625%, 1/15/07        B+            240       250
-----------------------------------------------------
GROUP TOTAL                                       884
-----------------------------------------------------
HOTELS, LODGING & RESTAURANTS (0.1%)
HMC Acquisition
  Properties, Series B
   9.00%, 12/15/07        BB-           135       143
Host Marriott Travel
  Plaza
   9.50%, 5/15/05         BB-           100       107
-----------------------------------------------------
GROUP TOTAL                                       250
-----------------------------------------------------
MEDIA & ENTERTAINMENT (0.7%) Criimi Mae, Inc.
   9.125%, 12/1/02        BB            200       202
Fox/Liberty Networks LLC
   # 0.00%, 8/15/07       B             475       323
   8.875%, 8/15/07        B              60        62
Outdoor Systems, Inc.
   8.875%, 6/15/07        B             210       220
Sinclair Broadcast
  Group, Inc.
   9.00%, 7/15/07         B             205       214
(+)# TCI Satellite
  Entertainment, Inc.
   0.00%, 2/15/07         B-            355       255
-----------------------------------------------------
GROUP TOTAL                                     1,276
-----------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO (UNAUDITED)

                      RATINGS      FACE
                    (STANDARD     AMOUNT      VALUE
(CONT'D)            & POOR'S)      (000)      (000)!
-----------------------------------------------------

METALS (0.3%)
(+) EES Coke Battery
  Co., Inc.
   9.382%, 4/15/07        BB-   $       100  $    105
Impress Metal Packaging
  Holdings
   9.875%, 5/29/07        B       DEM   300       172
(+) Murrin Murrin
  Holdings
   9.375%, 8/31/07        BB-   $       355       353
-----------------------------------------------------
GROUP TOTAL                                       630
-----------------------------------------------------
PACKAGING (0.6%)
Columbia/HCA Heathcare
   7.00%, 7/1/07          BBB           235       219
Grand Casinos, Inc.
   10.125%, 12/1/03       BB            160       174
Integrated Health
  Services,
  Series A
   9.50%, 9/15/07         B             240       255
(+) Pharmerica, Inc.
   8.375%, 4/1/08         B             100       101
SD Warren Co.
   12.00%, 12/15/04       B+            130       145
Vencor, Inc.
   8.625%, 7/15/07        B+            165       186
-----------------------------------------------------
GROUP TOTAL                                     1,080
-----------------------------------------------------
RETAIL (0.4%)
(+) CA FM Lease Trust
   8.50%, 7/15/17         BBB-          243       254
DR Securitized Lease
  Trust, Series 93-K1 A1
   6.66%, 8/15/10         BB            338       314
Kmart Funding Corp.,
  Series F
   8.80%, 7/1/10          BB            275       284
-----------------------------------------------------
GROUP TOTAL                                       852
-----------------------------------------------------
SOVEREIGN & EMERGING MARKETS (1.9%)
Asia Pulp & Paper Co.,
  Ltd., Series A
   12.00%, 2/15/04        B+            175       145
Azteca Holdings SA
   11.00%, 6/15/02        B-             50        52
## Fuji JGB Investments
  LLC,
  Series A
   9.87%, 12/31/49        BB+           525       520
(+) Globo Comunicacoes
  Participoes
   10.50%, 12/20/06       BB-           205       208
Hermes Europe Railtel
   11.50%, 8/15/07        B              30        34
(+) Hyundai
  Semiconductor America
   8.25%, 5/15/04         BB            100        80

                      RATINGS      FACE
                    (STANDARD     AMOUNT      VALUE
                    & POOR'S)      (000)      (000)!
-----------------------------------------------------

Korea Electric Power
  Corp.
   7.75%, 4/1/13          B+    $        65  $     55
Multicanal SA
   10.50%, 2/1/07         BB-           300       320
(+) Norampac, Inc.
   9.50%, 2/1/08          B+            205       214
(+) NSM Steel, Inc.
   12.25%, 2/1/08         CCC           100        96
# Occidente y Caribe
  Cellular
   0.00%, 3/15/04         B             185       163
Philippine Long Distance
  Telephone Co., Series E

   7.85%, 3/6/07          BB+           275       253
(+) Pindo Deli Financial
  Mauritius
   10.75%, 10/1/07        BB            380       312
Pohang Iron & Steel Co.,
  Ltd.
   7.125%, 7/15/04        B+            100        88
# PTC International
  Finance BV
   0.00%, 7/1/07          B+            230       161
Quezon Power Ltd.
   8.86%, 6/15/17         BB+           250       219
+# Republic of Argentina
  Pre 4 BOCON, PIK
   0.00%, 9/1/02          Ba3            85       104
## Republic of
  Argentina,
  Series L
   6.688%, 3/31/05        BB-           283       261
##@ Republic of
  Venezuela, Oil Linked
  Obligation
   0.00%, 4/15/20         B+              1        --
(+) RG Receivables Ltd.
   9.60%, 2/10/05         BB-           210       210
(+) Satelites Mexicanos
  SA
   10.125%, 11/1/04       B-            105       109
(+) Total Access
  Communication PCL
  (Convertible)
   2.00%, 5/31/06         BBB-           50        34
TV Azteca SA, Series B
   10.50%, 2/15/07        B+            150       161
-----------------------------------------------------
GROUP TOTAL                                     3,799
-----------------------------------------------------
TECHNOLOGY (0.2)
Advanced Micro Devices,
  Inc.
   11.00%, 8/1/03         BB-           320       342
# NEXTLINK Communication
  Co.
   0.00%, 4/15/08         B             235       149
-----------------------------------------------------
GROUP TOTAL                                       491
-----------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO (UNAUDITED)
                      RATINGS      FACE
                    (STANDARD     AMOUNT       VALUE
                     & POOR'S)     (000)       (000)!
-----------------------------------------------------

TRANSPORTATION (0.2%)
ALPS, Series 96-1 DX
   12.75%, 6/15/06        BB-   $       150  $    150
(+) Jet Equipment Trust,
  Series 95-A
   11.79%, 6/15/13        BBB-          150       202
-----------------------------------------------------
GROUP TOTAL                                       352
-----------------------------------------------------
UTILITIES (0.2%) (+) AES Corp.
   8.50%, 11/1/07         B+            185       192
Midland Funding Corp. I,
  Series C-94
   10.33%, 7/23/02        BB-            77        84
Midland Funding II,
  Series A
   11.75%, 7/23/05        B-             75        89
-----------------------------------------------------
GROUP TOTAL                                       365
-----------------------------------------------------
TOTAL HIGH YIELD (Cost $17,248)                17,746
-----------------------------------------------------
PREFERRED STOCKS (0.1%)
-----------------------------------------------------
                                     SHARES
                                     ------
COMMUNICATIONS (0.0%)
* IXC Communications,
  Inc., PIK
  Series B 12.50%         CCC+           77        94
-----------------------------------------------------
PACKAGING (0.1%)
Sinclair Capital 11.625%  B           1,300       144
-----------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $209)                238
-----------------------------------------------------
UNITS (0.2%)
-----------------------------------------------------
COMMUNICATIONS (0.1%)
(+) # Wam ! Net, Inc.
   0.00%, 3/1/05          N/R           225       136
-----------------------------------------------------
TECHNOLOGY (0.1%) (+) AMSC Acquisition Co.
   12.25%, 4/1/08         N/R           165       171
-----------------------------------------------------
TOTAL UNITS (Cost $303)                           307
-----------------------------------------------------
WARRANTS (0.0%)
-----------------------------------------------------

                      RATINGS      FACE
                    (STANDARD     AMOUNT       VALUE
                     & POOR'S)     (000)       (000)!
-----------------------------------------------------
COMMUNICATIONS (0.0%)
(+)* Globalstar
  Telecommunications
  Ltd., expiring 2/15/04  N/R           125        19
(+)* Iridium World
  Communications,
  expiring 7/15/05        N/R            70        17
*@ Nextel
  Communications, Inc.,
  expiring 1/1/99         N/R            75  $     --
*@ Occidente y Caribe
  Cellular, expiring
  3/15/04                 N/R           740        --
-----------------------------------------------------
TOTAL WARRANTS (Cost $14)                          36
-----------------------------------------------------
RIGHTS (0.0%)
-----------------------------------------------------
MISC-INDUSTRIALS (0.0%)
* Lafarge, expiring
  4/8/98                  N/R         8,000        10
*@ United Mexican States
  Recovery Rights,
  expiring 6/30/03        N/R       450,000        --
-----------------------------------------------------
TOTAL RIGHTS (Cost $0)                             10
-----------------------------------------------------
INTEREST RATE CAP (0.0%)-SEE NOTE A6
-----------------------------------------------------
                                       FACE
                                     AMOUNT
                                      (000)
                                    -------
J.P. Morgan and Co.,
  terminating 10/15/99,
  to receive on 10/15/99
  the excess, as
  measured on 10/15/98,
  of the 12 month LIBOR
  over 6.34% multiplied
  by the notional amount
  (Premium Paid $32)      AA-   $     7,600         7
-----------------------------------------------------
CASH EQUIVALENTS (12.5%)
-----------------------------------------------------
CASH INVESTMENTS-MORTGAGE (3.7%)
Federal Home Loan
  Mortgage Corporation
  Conventional Pools:
   10.00%, 6/1/19         Agy            33        36
   10.50%, 4/1/19         Agy           270       296
   11.00%, 9/1/16         Agy            96       109
   11.50%, 7/1/15-8/1/15  Agy           144       163
  Gold Pools:
   9.50%, 12/1/16         Agy           209       229
   10.00%, 1/1/21         Agy           423       468
   11.50%, 1/1/16         Agy           139       156
  Series:
  ## 1933-FM REMIC
   6.50%, 3/15/25         Agy            39        39
  ## 1933-FQ REMIC
   6.50%, 3/15/25         Agy            65        65
Federal National
  Mortgage Association
  Conventional Pools:
   10.50%,
     11/1/11-6/1/19       Agy           215       243
   11.00%, 11/1/20        Agy           123       140
   12.50%, 3/1/15         Agy            23        27


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
MULTI-ASSET-CLASS
PORTFOLIO (UNAUDITED)



                      RATINGS      FACE
                    (STANDARD     AMOUNT       VALUE
(CONT'D)             & POOR'S)     (000)       (000)!
-----------------------------------------------------

  Series:
  ## 94-50 FD REMIC
   6.20%, 3/25/24         Agy   $       127  $    128
  ## 97-43 FM REMIC
   6.25%, 7/18/27         Agy           147       148
  ## 97-70 FA REMIC, PAC
    (11)
   6.20%, 7/18/20         Agy            79        79
  ## 97-76 FM
   6.20%, 9/17/27         Agy           158       159
  ## 97-76 FN
   6.15%, 9/17/27         Agy           153       154
  ## 98-22 FA REMIC
   6.025%, 4/18/28        Agy           400       401
Government National
  Mortgage Association
  Adjustable Rate
  Mortgages:
   7.00%, 3/20/25         Tsy           305       311
   7.375%, 4/20/25-
     6/20/25              Tsy           877       894
  Various Pools:
   @ 7.00%, 12/15/23      Tsy         (2)--        --
   10.00%, 6/15/03-
     8/15/20              Tsy           607       676
   10.50%,
     215/19-5/15/26       Tsy           511       575
   11.00%, 7/15/10-
     7/15/19              Tsy           448       515
   11.50%, 1/15/13-
     12/15/17             Tsy           127       147
   12.00%, 11/15/12       Tsy             7         8
  April TBA
   9.50%, 4/15/98         Tsy           875       959
-----------------------------------------------------
GROUP TOTAL                                     7,125
-----------------------------------------------------
REPURCHASE AGREEMENT (8.8%)
Chase Securities, Inc. 5.75%,
  dated 3/31/98, due 4/1/98,
  to be repurchased at 17,143,
  collateralized by various
  U.S. Government Obligations,
  due 4/1/98-11/15/99, valued
  at $17,192                         17,141    17,141
-----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $24,237)          24,266
-----------------------------------------------------

                                   FACE
                                  AMOUNT      VALUE
                                   (000)      (000)!
-----------------------------------------------------
FOREIGN CURRENCY (2.4%)
-----------------------------------------------------
Austrian Schilling        ATS            12         1
Belgian Franc             BEF            24         1
British Pound             GBP         1,095     1,835
Canadian Dollar           CAD             4         3
French Franc              FRF            51         8
German Mark               DEM           151        81
Greek Drachma             GRD       183,148       573
Indonesian Rupiah         IDR       703,613        82
Italian Lira              ITL     1,778,545  $    976
Japanese Yen              JPY        64,110       481
Netherlands Guilder       NLG             2         1
@ Philippines Peso        PHP            15        --
Spanish Peseta            ESP       100,558       641
-----------------------------------------------------
TOTAL FOREIGN CURRENCY (Cost $4,737)            4,683
-----------------------------------------------------
TOTAL INVESTMENTS (106.6%) (Cost $183,096)    207,496
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.6%)
Cash                                              141
Foreign Currency Held as Collateral on
  Futures Contracts (Cost $69)                     69
Dividends Receivable                              212
Interest Receivable                             1,003
Receivable for Withholding Tax Reclaim             13
Receivable for Investments Sold                32,364
Receivable for Fund Shares Sold                   249
Unrealized Gain on Futures Contracts               75
Unrealized Gain on Swap Agreements                  5
Unrealized Gain on Forward Foreign Currency
  Contracts                                        20
Other Assets                                        7
Payable for Investments Purchased            (45,648)
Payable for Fund Shares Redeemed              (1,015)
Payable for Investment Advisory Fees            (272)
Payable for Administrative Fees                  (13)
Payable for Shareholder Servicing Fees-
  Investment Class                                (1)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                     (6)
Other Liabilities                                (61)
                                             --------
                                             (12,858)
-----------------------------------------------------
NET ASSETS (100%)                            $194,638
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 14,581,177 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $189,093
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  12.97
-----------------------------------------------------
INVESTMENT CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 427,633 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)               $  5,545
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  12.97
-----------------------------------------------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                              VALUE
(CONT'D)                                      (000)+
-----------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital                              $162,169
Undistributed Net Investment Income (Loss)      2,026
Undistributed Realized Net Gain (Loss)          5,951
Unrealized Appreciation (Depreciation) on:
  Investment Securities                        24,454
  Foreign Currency                               (22)
  Futures and Swaps                                60
-----------------------------------------------------
NET ASSETS                                   $194,638
-----------------------------------------------------
!      See Note A1 to Financial Statements.
*      Non-income producing security
(+)    144A security. Certain conditions for public sale
       may exist.
!!     A portion of these securities was pledged to cover
       margin requirements for future contracts.
+      Moody's Investors Service, Inc. rating. Security is
       not rated by Standard & Poor's Corporation.
++     Fitch rating. Security is not rated by Standard &
       Poor's Corporation or Moody's Investors Service,
       Inc.
#      Step Bond-Coupon rate increases in increments to
       maturity. Rate disclosed is as of March 31, 1998.
       Maturity date disclosed is the ultimate maturity.
##     Variable or floating rate security-rate disclosed
       is as of March 31, 1998.
(2)    Face amount is less than $500.
@      Value is less than $500.
ADR    American Depositary Receipt
CMO    Collateralized Mortgage Obligation
Inv Inverse Floating Rate-Interest rate fluctuates with Fl an inverse relationship to an associated interest rate. Indicated rate is the effective rate at March
       31, 1998.
IO     Interest Only
N/R Not rated by Moody's Investors Services, Inc., Standard & Poor's Corporation of Fitch.
PAC    Planned Amortization Class
PCL    Public Company Limited
PIK    Payment-in-Kind Security
PO     Principal Only
REMIC  Real Estate Mortgage Investment conduit
TBA    Security is subject to delayed delivery. See Note
       A8 to Financial Statements.


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                     SMALL         INTER-
                                                                                     CAP           NATIONAL      MID CAP
                                                         VALUE         EQUITY        VALUE         EQUITY        GROWTH
                                                         PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                         -----------------------------------------------------------------------
                                                                           Six Months Ended March 31, 1998
(In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME +
    Dividends                                            $ 30,742      $  8,525      $  5,084      $  3,889      $    490
    Interest                                               13,066         1,809         1,598           476           551
---------------------------------------------------------------------------------------------------------------------------------
       Total Income                                        43,808        10,334         6,682         4,365         1,041
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                    9,386         3,105         3,289         1,471         1,137
    Administrative Fee--Note C                              1,501           498           350           236           181
    Custodian Fee--Note E                                     125            68            38           188            66
    Audit Fee                                                  15            15             8            29             8
    Legal Fee                                                  34            11             8             5             4
    Shareholder Servicing Fee--Investment Class
      shares--Note D                                           20             2            --            --            --
    Distribution Fees--Adviser Class shares--Note D           387            --            --            --            10
    Other Expenses                                            227            77            52            37            30
---------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                      11,695         3,776         3,745         1,966         1,436
---------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note J                                   (125)          (68)          (12)          (55)          (66)
---------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                        11,570         3,708         3,733         1,911         1,370
---------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income (Loss)                     32,238         6,626         2,949         2,454          (329)
---------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                 160,030       119,697        92,744        43,883        52,750
    Foreign Currency Transactions                              --            --            --           992            --
    Futures                                                (1,589)           --            --           438            --
---------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                           158,441       119,697        92,744        45,313        52,750
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities*                                 88,938        11,783       (47,845)       (9,474)       42,080
    Foreign Currency Transactions                              --            --            --        (1,382)           --
    Futures                                                (3,948)           --            --          (245)           --
---------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)              84,990        11,783       (47,845)      (11,101)       42,080
---------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                 243,431       131,480        44,899        34,212        94,830
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                         $275,669      $138,106      $ 47,848      $ 36,666      $ 94,501
---------------------------------------------------------------------------------------------------------------------------------

+ Net of $406 withholding tax for the International Equity Portfolio.
* Net of foreign capital gains tax of $1 on unrealized gains for the International Equity Portfolio.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                       STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  EMERGING                         DOMESTIC
                                               MID CAP            MARKETS       FIXED              FIXED         HIGH
                                               VALUE              VALUE         INCOME             INCOME        YIELD
                                               PORTFOLIO          PORTFOLIO     PORTFOLIO          PORTFOLIO     PORTFOLIO
                                               ----------------------------------------------------------------------------------
                                                                     Six Months Ended March 31, 1998
(In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME +
    Dividends                                   $ 1,171              $ 137       $ 5,264              $  91        $  777
    Interest                                        412                 82       127,291              2,973        25,215
---------------------------------------------------------------------------------------------------------------------------------
       Total Income                               1,583                219       132,555              3,064        25,992
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B            989    $ 68                    6,966    $160                    1,086
    Less: Waived Fees                                --     (51)        17            --      (5)       155            --
    Administrative Fee--Note C                      105                  7         1,486                 34           232
    Custodian Fee--Note E                            37                 55           173                 10            31
    Audit Fee                                         8                 22            23                  7            10
    Legal Fee                                         2                 --            31                  1             5
    Shareholder Servicing Fee--Investment
 Class shares--Note D                                 8                 --            16                 --             9
    Distribution Fees--Adviser Class
      shares--Note D                                 --                 --           112                 --            10
    Other Expenses                                   27                  4           221                  9            39
---------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                             1,176                105         9,028                216         1,422
---------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note J                          (32)                --          (173)                (3)          (25)
---------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                               1,144                105         8,855                213         1,397
---------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income                     439                114       123,700              2,851        24,595
---------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                        19,104             (1,601)       31,947                938        13,561
    Foreign Currency Transactions                    --                (38)        2,866                 --           574
    Futures                                        (438)              (177)       (3,269)                37        (1,448)
---------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                  18,666             (1,816)       31,544                975        12,687
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)
    Investment Securities*                       12,857             (1,796)      (20,545)              (318)       (5,436)
    Foreign Currency Transactions                    --                 (8)        2,455                 --           323
    Futures and Swaps                                --                (18)        1,301                 (4)          512
---------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation
        (Depreciation)                           12,857             (1,822)      (16,789)              (322)       (4,601)
---------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                        31,523             (3,638)       14,755                653         8,086
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      $31,962            $(3,524)     $138,455             $3,504       $32,681
---------------------------------------------------------------------------------------------------------------------------------

+ Net of $10 withholding tax for the Emerging Markets Value Portfolio.
* Net of foreign capital gains tax of $22 on unrealized gains for the Emerging Markets Value Portfolio.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                   SPECIAL
                                                                                 MORTGAGE-                         PURPOSE
                                               CASH           FIXED              BACKED           LIMITED          FIXED
                                               RESERVES       INCOME             SECURITIES       DURATION         INCOME
                                               PORTFOLIO      PORTFOLIO II       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                               ----------------------------------------------------------------------------------
                                                                     Six Months Ended March 31, 1998
(In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                      $  --           $ 314            $  70            $ 120        $   943
    Interest                                       3,232           8,212            1,399            5,859         18,727
---------------------------------------------------------------------------------------------------------------------------------
       Total Income                                3,232           8,526            1,469            5,979         19,670
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note
 B                                                  $142             461             $ 72              282            986
    Less: Waived Fees                          (29)  113              --         (10)  62               --             --
    Administrative Fee--Note C                        46              98               16               75            211
    Custodian Fee--Note E                              9              17                5               10             24
    Audit Fee                                          5               9                8                7             14
    Legal Fee                                          1               2               --                2              5
    Shareholder Servicing
      Fee--Investment Class shares--Note D            --              --               --               --              1
    Other Expenses                                    11              18                7               18             29
---------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                185             605               98              394          1,270
---------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note J                            (3)            (12)              (1)              (9)           (21)
---------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                  182             593               97              385          1,249
---------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income                    3,050           7,933            1,372            5,594         18,421
---------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                             --           2,673              511              (74)         6,426
    Foreign Currency Transactions                     --             197               --               --            413
    Futures                                           --            (360)            (120)             216         (2,182)
---------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                       --           2,510              391              142          4,657
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)
    Investment Securities                             --          (1,688)            (517)            (392)        (4,282)
    Foreign Currency Transactions                     --             159               --               --            344
    Futures and Swaps                                 --             134              134             (156)           753
---------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation
        (Depreciation)                                --          (1,395)            (383)            (548)        (3,185)
---------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                             --           1,115                8             (406)         1,472
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        $3,050         $ 9,048           $1,380           $5,188        $19,893
---------------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                       STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                  INTER-
                                                                                   GLOBAL       NATIONAL
                                                                        PA          FIXED          FIXED      INTERMEDIATE
                                               MUNICIPAL         MUNICIPAL         INCOME         INCOME          DURATION
                                               PORTFOLIO         PORTFOLIO      PORTFOLIO      PORTFOLIO         PORTFOLIO
                                               ---------------------------------------------------------------------------------
                                                                  Six Months Ended March 31, 1998
(In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME +
    Dividends                                  $      --             $  --         $ 135          $  --            $  43
    Interest                                       2,085               715         2,103          3,817            2,882
---------------------------------------------------------------------------------------------------------------------------------
       Total Income                                2,085               715         2,238          3,817            2,925
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory
    Services--Note B                                $152              $ 51           136            276              169
    Less: Waived Fees                            (12)140            (15)36            --             --               --
    Administrative Fee--Note C                        32                11            29             59               36
    Custodian Fee--Note E                              3                 2            12             27               13
    Audit Fee                                          9                10            17             17                7
    Legal fee                                          1                --             1              2                1
    Other Expenses                                    19                10             9             13               11
---------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                204                69           204            394              237
---------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note J                            (2)               (1)           --             (2)             (13)
---------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                  202                68           204            392              224
---------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income                    1,883               647         2,034          3,425            2,701
---------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                           (109)                7           128           (480)             301
    Foreign Currency Transactions                     --                --          (683)        (2,349)             109
    Futures                                          133               110           132            828              231
---------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                       24               117          (423)        (2,001)             641
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)
    Investment Securities                          1,261               364          (948)        (2,413)            (233)
    Foreign Currency Transactions                     --                --           170            275               84
    Futures and Swaps                               (362)             (175)          (53)          (224)            (166)
---------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation
        (Depreciation)                               899               189          (831)        (2,362)            (315)
---------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                            923               306        (1,254)        (4,363)             326
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS              $   2,806             $ 953        $  780         $ (938)          $3,027
---------------------------------------------------------------------------------------------------------------------------------

+ Net of $4 and $6 withholding tax for the Global Fixed Income and International Fixed Income Portfolios, respectively.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------



                                                                 MULTI-MARKET                                       MULTI-
                                                                 FIXED INCOME            BALANCED              ASSET-CLASS
                                                                    PORTFOLIO           PORTFOLIO                PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                   October 1,          Six Months               Six Months
                                                                     1997* to               Ended                    Ended
                                                                    March 31,           March 31,                March 31,
(In Thousands)                                                           1998                1998                     1998
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME +
    Dividends                                                           $  41             $ 1,892                    $ 847
    Interest                                                            1,618               5,497                    2,236
---------------------------------------------------------------------------------------------------------------------------------
       Total Income                                                     1,659               7,389                    3,083
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                                 $107                 846                     $577
    Less: Waived Fees                                        (17)          90                  --        (44)          533
    Administrative Fee--Note C                                             19                 150                       71
    Custodian Fee--Note E                                                   9                  27                       43
    Audit Fee                                                               9                  17                       24
    Legal Fee                                                              --                   3                        2
    Shareholder Servicing Fee--Investment Class
      shares--Note D                                                       --                   3                        4
    Distribution Fees--Adviser Class shares--Note D                        --                  37                       --
    Other Expenses                                                         14                  40                       22
    Reimbursement of Expenses--Note B                                      (2)                 --                       --
---------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                     139               1,123                      699
---------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note J                                                 --                 (27)                      (2)
---------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                                       139               1,096                      697
---------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income                                         1,520               6,293                    2,386
---------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                                 153              20,706                    8,120
    Foreign Currency Transactions                                         398                 (84)                     150
    Futures                                                               (36)               (243)                    (231)
---------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                                           515              20,379                    8,039
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                (280)              5,026                    4,208
    Foreign Currency Transactions                                         116                  91                     (146)
    Futures and Swaps                                                      11                  26                       52
---------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)                            (153)              5,143                    4,114
---------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                                 362              25,522                   12,153
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                                       $1,882             $31,815                  $14,539
---------------------------------------------------------------------------------------------------------------------------------

* Commencement of Operations
+ Net of $7 and $15 withholding tax for the Multi-Market Fixed Income and Multi-Asset-Class Portfolios, respectively.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
         (Amounts for the six months ended March 31, 1998 are unaudited)


                                                                                                          SMALL CAP
                                                      VALUE                        EQUITY                     VALUE
                                                  PORTFOLIO                     PORTFOLIO                 PORTFOLIO-
                                          ---------------------------------------------------------------------------------------
                                          Year Ended    Six Months     Year Ended    Six Months     Year Ended    Six Months
                                           September         Ended      September         Ended      September         Ended
                                                 30,     March 31,            30,     March 31,            30,     March 31,
(In Thousands)                                  1997          1998           1997          1998           1997          1998
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                   $  53,714     $  32,238      $  18,000     $   6,626       $  4,831      $  2,949
   Realized Net Gain (Loss)                  375,983       158,441        379,936       119,697        113,081        92,744
   Change in Unrealized
     Appreciation (Depreciation)             516,078        84,990         58,032        11,783        175,057       (47,845)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Net Assets Resulting from
        Operations                           945,775       275,669        455,968       138,106        292,969        47,848
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11 INSTITUTIONAL CLASS:
     Net Investment Income                   (43,078)      (32,644)       (21,326)       (7,593)        (3,283)       (5,031)
     Realized Net Gain                      (135,541)     (306,482)      (234,965)     (356,453)       (92,539)     (118,223)
   INVESTMENT CLASS:
     Net Investment Income                      (249)         (249)           (19)          (12)            --            --
     Realized Net Gain                          (851)       (2,354)          (298)         (597)            --            --
   ADVISER CLASS +:
     Net Investment Income                      (894)       (2,196)            --            --             --
                                                                                                                         ---
     Realized Net Gain                        (1,156)      (27,923)            --            --             --            --
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                  (181,769)     (371,848)      (256,608)     (364,655)       (95,822)     (123,254)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                1,576,439       484,886        122,058        91,693        125,463        78,049
     In Lieu of Cash Distributions           156,287       289,688        250,540       355,797         94,545       121,720
     Redeemed                               (769,989)     (586,989)      (701,366)     (328,429)      (105,216)      (77,204)
   INVESTMENT CLASS:
     Issued                                   21,268         7,625          2,983           120             --            --
     In Lieu of Cash Distributions             1,086         1,734            316           607             --            --
     Redeemed                                 (6,754)       (9,072)        (1,364)         (438)            --            --
   ADVISER CLASS +:
     Issued                                  172,033       217,434             --           111             --            --
     In Lieu of Cash Distributions             1,868        26,194             --            --             --            --
     Redeemed                                (11,849)      (16,882)            --            (9)            --            --
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease)
        from Capital Share
        Transactions                       1,140,389       414,618       (326,833)      119,452        114,792       122,565
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)               1,904,395       318,439       (127,473)     (107,097)       311,939        47,159
NET ASSETS:
   Beginning of Period                     1,869,477     3,773,872      1,442,374     1,314,901        585,457       897,396
---------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                          $3,773,872    $4,092,311     $1,314,901    $1,207,804       $897,396      $944,555
---------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment
     income (loss) included in end
     of period net assets                  $  18,442     $  15,591      $   4,070     $   3,091       $  2,064       $   (18)
---------------------------------------------------------------------------------------------------------------------------------


(1) Shares Issued and Redeemed INSTITUTIONAL CLASS:
     Shares Issued                            90,227        25,797          4,762         3,689          6,240         3,601
     In Lieu of Cash Distributions             9,563        16,349         10,687        17,350          5,253         6,169
     Shares Redeemed                         (44,093)      (30,892)       (27,052)      (14,701)        (5,376)       (3,515)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                           55,697        11,254        (11,603)        6,338          6,117         6,255
---------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS:
     Shares Issued                             1,187           401            113             6             --            --
     In Lieu of Cash Distributions                66            98             14            29             --            --
     Shares Redeemed                            (380)         (477)           (51)          (19)            --            --
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Investment Class Shares
        Outstanding                              873            22             76            16             --            --
---------------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS+:
     Shares Issued                             9,462        11,479             --             5             --            --
     In Lieu of Cash Distributions               112         1,483             --            --             --            --
     Shares Redeemed                            (676)         (895)            --            --             --            --
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Adviser Class Shares
        Outstanding                            8,898        12,067             --             5             --            --
---------------------------------------------------------------------------------------------------------------------------------

 + The Equity Portfolio began offering Adviser Class shares on January 16, 1998.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(Amounts for the six months ended March 31, 1998 are unaudited)

                                                        INTERNATIONAL                   MID CAP                 MID CAP
                                                               EQUITY                    GROWTH                   VALUE
                                                            PORTFOLIO                 PORTFOLIO               PORTFOLIO
                                                 -----------------------------------------------------------------------------
                                                                Six Months    Year Ended  Six Months    Year Ended  Six Months
                                                   Year Ended        Ended     September       Ended     September       Ended
                                                 September 30,   March 31,           30,   March 31,           30,   March 31,
(In Thousands)                                           1997         1998          1997        1998          1997        1998
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                      $ 11,704    $   2,454        $ (284)     $ (329)       $  344      $  439
   Realized Net Gain (Loss)                            43,465       45,313        66,879      52,750        24,403      18,666
   Change in Unrealized Appreciation
     (Depreciation)                                    79,914      (11,101)       29,836      42,080        38,391      12,857
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
        Resulting from Operations                     135,083       36,666        96,431      94,501        63,138      31,962
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11 INSTITUTIONAL CLASS:
     Net Investment Income                            (12,515)     (11,478)           --          --          (404)       (439)
     Realized Net Gain                                (12,996)     (44,763)      (67,632)    (66,908)       (4,075)    (24,048)
   INVESTMENT CLASS:
     Net Investment Income                                 (4)         (10)           --          --            (1)        (13)
     Realized Net Gain                                     (5)         (43)           --          --            (9)       (915)
   ADVISER CLASS +:
     Realized Net Gain                                     --           --            --        (316)           --          --
------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (25,520)     (56,294)      (67,632)     (67,224)      (4,489)    (25,415)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                            96,568       74,385        72,700      88,322       137,940     165,504
     In Lieu of Cash Distributions                     21,690       52,266        65,823      64,517         4,424      23,810
     Redeemed                                        (213,704)    (171,474)     (123,453)   (102,433)      (30,955)    (43,222)
   INVESTMENT CLASS:
     Issued                                               325           71            --          --           854      18,025
     In Lieu of Cash Distributions                          9           54            --          --            10         918
     Redeemed                                              (6)         (53)           --          --            --      (3,755)
   ADVISER CLASS +:
     Issued                                                --           --         1,813      27,281            --          --
     In Lieu of Cash Distributions                         --           --            --         310            --          --
     Redeemed                                              --           --          (800)     (2,638)           --          --
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital
        Share Transactions                            (95,118)     (44,751)       16,083      75,359       112,273     161,280
------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                           14,445      (64,379)       44,882     102,636       170,922     167,827
NET ASSETS:
   Beginning of Period                                635,941      650,386       403,281     448,163        50,576     221,498
------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                     $650,386     $586,007      $448,163    $550,799      $221,498    $389,325
------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income
     (loss) included in end of period net
     assets                                          $  9,914     $    880       $    --    $   (329)     $    310    $    297
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed INSTITUTIONAL CLASS:
     Shares Issued                                      6,875        5,312         4,220       4,345         8,139       8,132
     In Lieu of Cash Distributions                      1,662        3,871         3,909       3,693           290       1,280
     Shares Redeemed                                  (15,096)     (11,964)       (7,311)     (5,061)       (1,808)     (2,153)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                                    (6,559)      (2,781)          818       2,977         6,621       7,259
------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS:
     Shares Issued                                         22            5            --          --            47         883
     In Lieu of Cash Distributions                          1            4            --          --             1          49
     Shares Redeemed                                       --           (4)           --          --            --        (178)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Investment
        Class Shares Outstanding                           23            5            --          --            48         754
------------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS +:
     Shares Issued                                         --           --            98       1,362            --          --
     In Lieu of Cash Distributions                         --           --            --          18            --          --
     Shares Redeemed                                       --           --           (43)       (126)           --          --
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Adviser
        Class Shares Outstanding                           --           --            55       1,254            --          --
------------------------------------------------------------------------------------------------------------------------------

                                                      EMERGING
                                                    MARKETS VALUE
                                                      PORTFOLIO
                                               ----------------------
                                               Year Ended  Six Months
                                                September       Ended
                                                      30,   March 31,
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                    $  390      $  114
   Realized Net Gain (Loss)                         2,998      (1,816)
   Change in Unrealized Appreciation
     (Depreciation)                                 2,027      (1,822)
-------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
        Resulting from Operations                   5,415      (3,524)
-------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11 INSTITUTIONAL CLASS:
     Net Investment Income                           (572)        (109)
     Realized Net Gain                             (2,288)      (2,060)
   INVESTMENT CLASS:
     Net Investment Income                             --          --
     Realized Net Gain                                 --          --
   ADVISER CLASS +:
     Realized Net Gain                                 --          --
-------------------------------------------------------------------------------
       Total Distributions                         (2,860)      (2,169)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                         5,587       1,691
     In Lieu of Cash Distributions                  2,586       2,122
     Redeemed                                     (20,904)     (7,234)
   INVESTMENT CLASS:
     Issued                                            --          --
     In Lieu of Cash Distributions                     --          --
     Redeemed                                          --          --
   ADVISER CLASS +:
     Issued                                            --          --
     In Lieu of Cash Distributions                     --          --
     Redeemed                                          --          --
-------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital
        Share Transactions                        (12,731)     (3,421)
-------------------------------------------------------------------------------
   Total Increase (Decrease)                      (10,176)     (9,114)


NET ASSETS:
   Beginning of Period                             32,984      22,808
-------------------------------------------------------------------------------
   END OF PERIOD                                  $22,808     $13,694
-------------------------------------------------------------------------------
   Undistributed net investment income
     (loss) included in end of period net
     assets                                        $   91      $   96
-------------------------------------------------------------------------------
(1) Shares Issued and Redeemed INSTITUTIONAL CLASS:
     Shares Issued                                    488         186
     In Lieu of Cash Distributions                    249         231
     Shares Redeemed                               (1,762)       (823)
-------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                                (1,025)       (406)
-------------------------------------------------------------------------------
   INVESTMENT CLASS:
     Shares Issued                                     --          --
     In Lieu of Cash Distributions                     --          --
     Shares Redeemed                                   --          --
-------------------------------------------------------------------------------
       Net Increase (Decrease) in Investment
        Class Shares Outstanding                       --          --
-------------------------------------------------------------------------------
   ADVISER CLASS +:
     Shares Issued                                     --          --
     In Lieu of Cash Distributions                     --          --
     Shares Redeemed                                   --          --
-------------------------------------------------------------------------------
       Net Increase (Decrease) in Adviser
        Class Shares Outstanding                       --          --
-------------------------------------------------------------------------------


 + The Mid Cap Growth Portfolio began offering Adviser Class shares on January 31, 1997.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
         (Amounts for the six months ended March 31, 1998 are unaudited)

                                                                              DOMESTIC
                                                   FIXED                       FIXED                         HIGH
                                                   INCOME                      INCOME                        YIELD
                                                 PORTFOLIO                   PORTFOLIO                     PORTFOLIO
                                          ----------------------------------------------------------------------------------
                                          Year Ended    Six Months     Year Ended    Six Months     Year Ended    Six Months
                                           September         Ended      September         Ended      September         Ended
                                                 30,     March 31,            30,     March 31,            30,     March 31,
(In Thousands)                                  1997          1998           1997          1998           1997          1998
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                  $  169,154    $  123,700     $    6,619    $    2,851     $   37,581    $   24,595
   Realized Net Gain (Loss)                   62,863        31,544          1,892           975         15,044        12,687
   Change in Unrealized
     Appreciation (Depreciation)              38,362       (16,789)         1,312          (322)        24,005        (4,601)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Net Assets Resulting from
        Operations                           270,379       138,455          9,823         3,504         76,630        32,681
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11 INSTITUTIONAL CLASS:
     Net Investment Income                  (149,960)     (109,506)        (6,034)       (3,347)       (34,334)      (22,425)
     Realized Net Gain                       (20,590)      (49,292)          (179)         (907)        (1,171)      (14,043)
   INVESTMENT CLASS +:
     Net Investment Income                      (341)         (535)            --            --           (628)         (387)
     Realized Net Gain                           (47)         (297)            --            --            (20)         (243)
   ADVISER CLASS ++:
     Net Investment Income                    (1,187)       (2,402)            --            --            (66)         (245)
     Realized Net Gain                           (61)       (1,121)            --            --             --          (180)
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                  (172,186)     (163,153)        (6,213)       (4,254)       (36,219)      (37,523)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                1,506,277     1,039,839         32,103        14,629        294,848       167,181
     In Lieu of Cash Distributions           141,335       138,514          5,270         3,555         21,776        27,494
     Redeemed                               (314,144)     (290,100)       (39,391)      (31,012)      (121,867)      (95,150)
   INVESTMENT CLASS +:
     Issued                                   10,498        24,109             --            --         12,531         6,016
     In Lieu of Cash Distributions               305           686             --            --            451           446
     Redeemed                                 (1,587)       (5,192)            --            --         (8,118)       (4,447)
   ADVISER CLASS ++:
     Issued                                   82,302        42,603             --            --          5,616        10,714
     In Lieu of Cash Distributions               587         2,215             --            --             66           413
     Redeemed                                 (7,715)      (12,930)            --            --         (1,521)       (4,192)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease)
        from Capital Share
        Transactions                       1,417,858       939,744         (2,018)      (12,828)       203,782       108,475
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)               1,516,051       915,046          1,592       (13,578)       244,193       103,633
NET ASSETS:
   Beginning of Period                     1,790,146     3,306,197         95,362        96,954        294,949       539,142
---------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                          $3,306,197    $4,221,243        $96,954       $83,376       $539,142      $642,775
---------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment
     income (loss) included in end
     of period net assets                    $57,872       $69,129         $1,805        $1,309        $11,795       $13,333
---------------------------------------------------------------------------------------------------------------------------------

(1) Shares Issued and Redeemed INSTITUTIONAL CLASS:
     Shares Issued                           126,596        85,865          2,909         1,299         30,974        17,021
     In Lieu of Cash Distributions            12,016        11,583            484           322          2,349         2,848
     Shares Redeemed                         (26,436)      (23,984)        (3,553)       (2,761)       (12,813)       (9,649)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                          112,176        73,464           (160)       (1,140)        20,510        10,220
---------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS +:
     Shares Issued                               886         1,986             --            --          1,307           613
     In Lieu of Cash Distributions                26            57             --            --             49            46
     Shares Redeemed                            (133)         (431)            --            --           (833)         (444)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Investment Class Shares
        Outstanding                              779         1,612             --            --            523           215
---------------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS ++:
     Shares Issued                             6,870         3,524             --            --            577         1,086
     In Lieu of Cash Distributions                50           185             --            --              7            43
     Shares Redeemed                            (645)       (1,067)            --            --           (158)         (423)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Adviser Class Shares
        Outstanding                            6,275         2,642             --            --            426           706
---------------------------------------------------------------------------------------------------------------------------------


 + The Fixed Income Portfolio began offering Investment Class shares on October 15, 1996. ++ The Fixed Income and High Yield Portfolios began offering Adviser Class shares on November 7, 1996 and January 31, 1997, respectively.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(Amounts for the six months ended March 31, 1998 are unaudited)


                                   ----------------------------------------------------------------------------------------------
                                                                                                            MORTGAGE-
                                                      CASH                           FIXED                     BACKED
                                                  RESERVES                          INCOME                 SECURITIES
                                                 PORTFOLIO                    PORTFOLIO II                  PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                          Year Ended    Six Months     Year Ended    Six Months     Year Ended    Six Months
                                           September         Ended      September         Ended      September         Ended
                                                 30,     March 31,            30,     March 31,            30,     March 31,
(In Thousands)                                  1997          1998           1997          1998           1997          1998
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                    $  4,812      $  3,050       $ 13,537      $  7,933        $ 4,031       $ 1,372
   Realized Net Gain (Loss)                       --            --          4,333         2,510          1,189           391
   Change in Unrealized
     Appreciation (Depreciation)                  --            --          3,019        (1,395)           (44)         (383)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Net Assets Resulting from
        Operations                             4,812         3,050         20,889         9,048          5,176         1,380
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11 INSTITUTIONAL CLASS:
     Net Investment Income                    (4,812)       (3,050)       (13,889)       (7,171)        (3,646)       (1,833)
     Realized Net Gain                            --            --         (1,963)       (2,552)            --            --
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                    (4,812)       (3,050)       (15,852)       (9,723)        (3,646)       (1,833)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                  334,996       180,895         74,512        56,646          1,046         2,489
     In Lieu of Cash Distributions             4,389         2,702         11,590         7,098          2,618         1,129
     Redeemed                               (319,418)     (172,125)       (56,217)      (13,116)       (18,034)       (1,256)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease)
        from Capital Share
        Transactions                          19,967        11,472         29,885        50,628        (14,370)        2,362
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                  19,967        11,472         34,922        49,953        (12,840)        1,909
NET ASSETS:
   Beginning of Period                        78,497        98,464        191,740       226,662         50,925        38,085
---------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                            $ 98,464     $ 109,936       $226,662      $276,615       $ 38,085       $39,994
---------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment
     income (loss) included in end
     of period net assets                    $    --      $     --       $  4,574      $  5,336        $ 1,007        $  546
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed INSTITUTIONAL CLASS:
     Shares Issued                           334,996       180,895          6,638         4,972             99           236
     In Lieu of Cash Distributions             4,389         2,702          1,045           630            252           108
     Shares Redeemed                        (319,418)     (172,125)        (4,981)       (1,156)        (1,695)         (119)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                           19,967        11,472          2,702         4,446         (1,344)          225
---------------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
         (Amounts for the six months ended March 31, 1998 are unaudited)


                                   ----------------------------------------------------------------------------------------------
                                                                                SPECIAL
                                                   LIMITED                      PURPOSE
                                                   DURATION                     FIXED INCOME                 MUNICIPAL
                                                   PORTFOLIO                    PORTFOLIO                    PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                          Year Ended    Six Months     Year Ended    Six Months     Year Ended    Six Months
                                           September         Ended      September         Ended      September         Ended
                                                 30,     March 31,            30,     March 31,            30,     March 31,
(In Thousands)                                  1997          1998           1997          1998           1997          1998
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                    $  8,360      $  5,594       $ 33,308      $ 18,421        $ 3,020       $ 1,883
   Realized Net Gain (Loss)                      372           142         14,952         4,657             15            24
   Change in Unrealized
     Appreciation (Depreciation)                 510          (548)         5,261        (3,185)         2,297           899
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Net Assets Resulting from
        Operations                             9,242         5,188         53,521        19,893          5,332         2,806
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11 INSTITUTIONAL CLASS:
     Net Investment Income                    (7,415)       (4,621)       (33,514)      (18,272)        (2,960)       (1,893)
     Realized Net Gain                            --            --         (6,885)      (11,303)            --            --
   INVESTMENT CLASS:
     Net Investment Income                        --            --            (68)          (45)            --            --
     Realized Net Gain                            --            --            (12)          (26)            --            --
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                    (7,415)       (4,621)       (40,479)      (29,646)        (2,960)       (1,893)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                   59,060        78,514         90,134       113,088         20,270        15,357
     In Lieu of Cash Distributions             6,560         4,200         35,130        26,955          2,235         1,527
     Redeemed                                (35,104)      (15,252)       (93,136)      (69,407)        (4,293)       (2,885)
   INVESTMENT CLASS:
     Issued                                       --            --            414            40             --            --
     In Lieu of Cash Distributions                --            --             80            71             --            --
     Redeemed                                     --            --            (47)       (1,339)            --            --
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease)
        from Capital Share
        Transactions                          30,516        67,462         32,575        69,408         18,212        13,999
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                  32,343        68,029         45,617        59,655         20,584        14,912
NET ASSETS:
   Beginning of Period                       123,227       155,570        448,428       494,045         54,536        75,120
---------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                            $155,570      $223,599       $494,045      $553,700        $75,120       $90,032
---------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment
     income (loss) included in end
     of period net assets                   $  2,361      $  3,334       $  9,955      $ 10,059         $   71        $   61
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed INSTITUTIONAL CLASS:
     Shares Issued                             5,709         7,562          7,318         9,178          1,774         1,305
     In Lieu of Cash Distributions               637           406          2,902         2,212            195           130
     Shares Redeemed                          (3,383)       (1,463)        (7,553)       (5,636)          (375)         (246)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                            2,963         6,505          2,667         5,754          1,594         1,189
---------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS:
     Shares Issued                                --            --             34             3             --            --
     In Lieu of Cash Distributions                --            --              7             6             --            --
     Shares Redeemed                              --            --             (4)         (109)            --            --
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Investment Class Shares
        Outstanding                               --            --             37          (100)            --            --
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(Amounts for the six months ended March 31, 1998 are unaudited)


                                   ----------------------------------------------------------------------------------------------
                                                                                                           INTER-
                                                  PA                           GLOBAL                      NATIONAL
                                                  MUNICIPAL                    FIXED INCOME                FIXED INCOME
                                                  PORTFOLIO                    PORTFOLIO                   PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                          Year Ended    Six Months     Year Ended    Six Months     Year Ended    Six Months
                                           September         Ended      September         Ended      September         Ended
                                                 30,     March 31,            30,     March 31,            30,     March 31,
(In Thousands)                                  1997          1998           1997          1998           1997          1998
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                     $ 1,328        $  647        $ 4,355       $ 2,034        $ 7,708       $ 3,425
   Realized Net Gain (Loss)                        8           117           (183)         (423)        (5,420)       (2,001)
   Change in Unrealized
     Appreciation (Depreciation)                 797           189         (1,626)         (831)        (2,334)       (2,362)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Net Assets Resulting from
        Operations                             2,133           953          2,546           780            (46)         (938)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11 INSTITUTIONAL CLASS:
     Net Investment Income                    (1,330)         (644)        (4,111)       (2,554)        (5,327)       (5,448)
     Realized Net Gain                            --            --         (1,137)       (1,005)        (3,700)       (1,362)
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                    (1,330)         (644)        (5,248)       (3,559)        (9,027)       (6,810)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                    7,972         1,848         14,273         1,064         44,423        17,148
     In Lieu of Cash Distributions               888           331          4,700         3,143          8,576         6,158
     Redeemed                                (10,690)       (1,914)        (6,060)      (11,071)       (34,311)      (24,535)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease)
        from Capital Share
        Transactions                          (1,830)          265         12,913        (6,864)        18,688        (1,229)
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                  (1,027)          574         10,211        (9,643)         9,615        (8,977)
NET ASSETS:
   Beginning of Period                        28,488        27,461         67,282        77,493        143,137       152,752
---------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                             $27,461       $28,035        $77,493       $67,850       $152,752      $143,775
---------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment
     income (loss) included in end
     of period net assets                     $   20        $   23        $ 1,414        $  894       $   (372)     $ (2,395)
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed INSTITUTIONAL CLASS:
     Shares Issued                               698           156          1,308           104          4,363         1,748
     In Lieu of Cash Distributions                77            28            439           306            817           634
     Shares Redeemed                            (935)         (163)          (579)       (1,063)        (3,475)       (2,513)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                             (160)           21          1,168          (653)         1,705          (131)
---------------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
           (Amounts for the period ended March 31, 1998 are unaudited)


                                          ---------------------------------------------------------------------------
                                                      INTERMEDIATE           MULTI-MARKET
                                                      DURATION               FIXED INCOME           BALANCED
                                                      PORTFOLIO              PORTFOLIO              PORTFOLIO
                                          ---------------------------------------------------------------------------
                                                 Year Ended    Six Months     October 1,     Year Ended    Six Months
                                                  September         Ended       1997* to      September         Ended
                                                        30,     March 31,      March 31,            30,     March 31,
(In Thousands)                                         1997          1998           1998           1997          1998
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                            $ 2,639      $  2,701        $ 1,520       $ 12,032       $ 6,293
   Realized Net Gain (Loss)                             681           641            515         45,178        20,379
   Change in Unrealized Appreciation
     (Depreciation)                                     680          (315)          (153)        24,679         5,143
---------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
        Assets Resulting from Operations              4,000         3,027          1,882         81,889        31,815
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11 INSTITUTIONAL CLASS:
     Net Investment Income                           (1,772)       (2,183)          (688)       (12,124)       (6,095)
     Realized Net Gain                                 (349)         (822)           (53)       (30,896)      (38,845)
   INVESTMENT CLASS +:
     Net Investment Income                               --            --             --            (26)          (68)
     Realized Net Gain                                   --            --             --             --          (453)
   ADVISER CLASS ++:
     Net Investment Income                               --            --             --           (416)         (486)
     Realized Net Gain                                   --            --             --         (1,236)       (3,340)
---------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (2,121)       (3,005)          (741)       (44,698)      (49,287)
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                          73,710        56,518         55,585         43,464        23,415
     In Lieu of Cash Distributions                      930         1,611            741         42,958        44,892
     Redeemed                                       (16,417)      (12,444)        (1,436)       (79,189)      (30,995)
   INVESTMENT CLASS +:
     Issued                                              --            --             --          3,910           914
     In Lieu of Cash Distributions                       --            --             --             26           521
     Redeemed                                            --            --             --           (460)       (4,240)
   ADVISER CLASS ++:
     Issued                                              --            --             --         26,300         3,538
     In Lieu of Cash Distributions                       --            --             --          1,653         3,825
     Redeemed                                            --            --             --         (2,128)       (1,799)
---------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from
        Capital Share Transactions                   58,223        45,685         54,890         36,534        40,071
---------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                         60,102        45,707         56,031         73,725        22,599
NET ASSETS:
   Beginning of Period                               12,017        72,119             --        300,868       374,593
---------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                    $72,119      $117,826        $56,031       $374,593      $397,192
---------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income
     (loss) included in end of period net
     assets                                         $ 1,188      $  1,706        $   832       $  3,747       $ 3,391
---------------------------------------------------------------------------------------------------------------------

(1) Shares Issued and Redeemed INSTITUTIONAL CLASS:
     Shares Issued                                    7,235         5,421          5,576          3,110         1,664
     In Lieu of Cash Distributions                       91           156             75          3,271         3,391
     Shares Redeemed                                 (1,612)       (1,192)          (142)        (5,724)       (2,229)
---------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                                   5,714         4,385          5,509            657         2,826
---------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS+:
     Shares Issued                                       --            --             --            287            65
     In Lieu of Cash Distributions                       --            --             --              2            39
     Shares Redeemed                                     --            --             --            (31)         (300)
---------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Investment Class Shares
        Outstanding                                      --            --             --            258          (196)
---------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS ++:
     Shares Issued                                       --            --             --          1,812           244
     In Lieu of Cash Distributions                       --            --             --            126           289
     Shares Redeemed                                     --            --             --           (149)         (128)
---------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Adviser
        Class Shares Outstanding                         --            --             --          1,789           405
---------------------------------------------------------------------------------------------------------------------


                                          -------------------------------------
                                                     MULTI-ASSET-
                                                     CLASS
                                                     PORTFOLIO
                                          -------------------------------------

                                             Year Ended    Six Months
                                              September         Ended
                                                    30,     March 31,
(In Thousands)                                     1997          1998
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                        $ 4,632       $ 2,386
   Realized Net Gain (Loss)                      18,881         8,039
   Change in Unrealized Appreciation
     (Depreciation)                              11,636         4,114
-------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
        Assets Resulting from Operations         35,149        14,539
-------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11 INSTITUTIONAL CLASS:
     Net Investment Income                       (5,893)       (1,524)
     Realized Net Gain                          (11,866)      (18,906)
   INVESTMENT CLASS +:
     Net Investment Income                         (143)          (38)
     Realized Net Gain                             (275)         (567)
   ADVISER CLASS ++:
     Net Investment Income                           --            --
     Realized Net Gain                               --
                                                                  ---
-------------------------------------------------------------------------------
       Total Distributions                      (18,177)      (21,035)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                      75,946        12,285
     In Lieu of Cash Distributions               16,451        19,454
     Redeemed                                   (65,247)       (9,496)
   INVESTMENT CLASS +:
     Issued                                       1,103           172
     In Lieu of Cash Distributions                  418           605
     Redeemed                                       (45)         (116)
   ADVISER CLASS ++:
     Issued                                          --            --
     In Lieu of Cash Distributions                   --            --
     Redeemed                                        --            --
-------------------------------------------------------------------------------
       Net Increase (Decrease) from
        Capital Share Transactions               28,626        22,904
-------------------------------------------------------------------------------
   Total Increase (Decrease)                     45,598        16,408
NET ASSETS:
   Beginning of Period                          132,632       178,230
-------------------------------------------------------------------------------
   END OF PERIOD                               $178,230      $194,638
-------------------------------------------------------------------------------
   Undistributed net investment income
     (loss) included in end of period net
     assets                                     $ 1,202       $ 2,026
-------------------------------------------------------------------------------

(1) Shares Issued and Redeemed INSTITUTIONAL CLASS:
     Shares Issued                                6,059           978
     In Lieu of Cash Distributions                1,403         1,656
     Shares Redeemed                             (5,319)         (747)
-------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                               2,143         1,887
-------------------------------------------------------------------------------
   INVESTMENT CLASS+:
     Shares Issued                                   90            13
     In Lieu of Cash Distributions                   36            51
     Shares Redeemed                                 (4)           (9)
-------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Investment Class Shares
        Outstanding                                 122            55
-------------------------------------------------------------------------------
   ADVISER CLASS ++:
     Shares Issued                                   --            --
     In Lieu of Cash Distributions                   --            --
     Shares Redeemed                                 --            --
-------------------------------------------------------------------------------
       Net Increase (Decrease) in Adviser
        Class Shares Outstanding                     --            --
-------------------------------------------------------------------------------


* Commencement of Operations
+ The Balanced Portfolio began offering Investment Class shares on April 4,
  1997.
++ The Balanced Portfolio began offering Adviser Class shares on November
   1, 1996.

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period !
(Amounts for the six months ended March 31, 1998 are unaudited)


                                                                                  Institutional Class
                                                    -----------------------------------------------------------------------------
                                                                                                                Six Months
                                                                    Year Ended September 30,                         Ended
VALUE PORTFOLIO                                          ---------------------------------------------           March 31,
                                                     1993       1994        1995         1996        1997!!           1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  12.67   $  12.76   $    12.63   $    14.89   $    15.61   $    20.37
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                               0.30       0.30         0.31         0.30         0.34         0.17
   Net Realized and Unrealized Gain (Loss) on
     Investments                                       1.92       0.59         3.34         2.20         5.75         1.08
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                       2.22       0.89         3.65         2.50         6.09         1.25
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                              (0.31)     (0.29)       (0.31)       (0.32)       (0.30)       (0.19)
   Realized Net Gain                                  (1.82)     (0.73)       (1.08)       (1.46)       (1.03)       (1.81)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                   (2.13)     (1.02)       (1.39)       (1.78)       (1.33)       (2.00)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $  12.76   $  12.63   $    14.89   $    15.61   $    20.37   $    19.62
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         19.67%      7.45%       32.58%       18.41%       41.25%        7.23%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)           $762,175   $981,337   $1,271,586   $1,844,740   $3,542,772   $3,632,965
   Ratio of Expenses to Average Net Assets
     (1)                                              0.59%      0.61%        0.60%        0.61%        0.62%        0.60%*
   Ratio of Net Investment Income to Average
     Net Assets                                       2.48%      2.40%        2.43%        2.07%        1.93%        1.74%*
   Portfolio Turnover Rate                              43%        54%          56%          53%          46%          17%
   Average Commission Rate ###                          N/A        N/A          N/A   $   0.0572   $   0.0577   $   0.0551
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
 EXPENSES TO AVERAGE NET ASSETS:
     Ratio Including Expense Offsets                    N/A        N/A        0.60%        0.60%        0.61%        0.59%*
---------------------------------------------------------------------------------------------------------------------------------




                                                Investment Class                                    Adviser Class
                                ----------------------------------------------    -----------------------------------------------
                                         May 6,            Year   Six Months           July 17,            Year   Six Months
                                      1996** to           Ended        Ended         1996*** to           Ended        Ended
                                  September 30,   September 30,    March 31,      September 30,   September 30,    March 31,
                                           1996          1997!!         1998               1996          1997!!         1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                              $ 14.97         $ 15.60      $ 20.36          $ 14.11         $ 15.61      $ 20.35
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
   Net Investment Income                   0.12            0.31         0.16             0.01            0.30         0.18
   Net Realized and
     Unrealized Gain (Loss)
     on Investments                        0.59            5.75         1.07             1.49            5.74         1.04
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
 OPERATIONS                                0.71            6.06         1.23             1.50            6.04         1.22
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                  (0.08)          (0.27)       (0.18)              --           (0.27)       (0.17)
   Realized Net Gain                         --           (1.03)       (1.81)              --           (1.03)       (1.81)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       (0.08)          (1.30)       (1.99)              --           (1.30)       (1.98)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                                 $ 15.60         $ 20.36      $ 19.60          $ 15.61         $ 20.35      $ 19.59
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                              4.78%          41.01%        7.13%           10.63%          40.87%        7.07%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period
     (Thousands)                        $ 9,244         $29,847      $29,166          $15,493        $201,253     $430,180
   Ratio of Expenses to
     Average Net Assets (2)               0.76%*          0.80%        0.75%*           0.86%*          0.90%        0.85%*
   Ratio of Net Investment
     Income to Average Net
     Assets                               2.05%*          1.75%        1.60%*           1.66%*          1.63%        1.50%*
   Portfolio Turnover Rate                  53%             46%          17%              53%             46%          17%
   Average Commission Rate
     ###                                $0.0572         $0.0577      $0.0551          $0.0572        $ 0.0577     $ 0.0551
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Reduction in Ratio due
       to Expense
       Reimbursement/Waiver                 N/A           0.09%          N/A              N/A             N/A          N/A
     Ratio Including Expense
       Offsets                            0.75%*          0.79%        0.74%*           0.85%*          0.89%        0.84%*
---------------------------------------------------------------------------------------------------------------------------------

**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
*    Annualized
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
!! Per share amounts for the year ended September 30, 1997 are based on average shares outstanding.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.

The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period +
                 (Amounts for the six months ended March 31, 1998 are unaudited)


                                                                             Institutional Class
                                          ---------------------------------------------------------------------------------------
                                                                                                                Six Months
                                                                  Year Ended September 30,                           Ended
EQUITY PORTFOLIO                                      -----------------------------------------------            March 31,
                                                  1993         1994         1995         1996         1997            1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    22.04   $    22.82   $    21.05   $    24.43   $    25.67   $    29.45
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                             0.41         0.44         0.52         0.50         0.36         0.14
   Net Realized and Unrealized Gain
     (Loss) on Investments                           1.95         0.41         4.55         3.26         8.22         2.19
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                     2.36         0.85         5.07         3.76         8.58         2.33
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                            (0.43)       (0.41)       (0.52)       (0.50)       (0.40)       (0.17)
   Realized Net Gain                                (1.15)       (2.21)       (1.17)       (2.02)       (4.40)       (7.93)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 (1.58)       (2.62)       (1.69)       (2.52)       (4.80)       (8.10)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $    22.82   $    21.05   $    24.43   $    25.67   $    29.45   $    23.68
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       11.05%        4.11%       26.15%       16.48%       38.46%       12.25%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)       $1,098,003   $1,193,017   $1,597,632   $1,442,261   $1,312,547   $1,205,413
   Ratio of Expenses to Average Net
     Assets (1)                                     0.59%        0.60%        0.61%        0.60%        0.60%        0.61%*
   Ratio of Net Investment Income to
     Average Net Assets                             1.86%        2.10%        2.39%        1.95%        1.30%        1.07%*
   Portfolio Turnover Rate                            51%          41%          67%          67%          85%          33%
   Average Commission Rate ###                        N/A          N/A          N/A   $   0.0557   $   0.0294   $   0.0570
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO
   OF EXPENSES TO AVERAGE NET ASSETS:
     Ratio Including Expense Offsets                  N/A          N/A        0.60%        0.60%        0.59%        0.60%*
---------------------------------------------------------------------------------------------------------------------------------



                                                                            Investment Class                  Adviser Class
                                                           ---------------------------------------------   ---------------------
                                                                 April 10,                   Six Months        January 16,
                                                                 1996** to      Year Ended        Ended         1998*** to
                                                             September 30,   September 30,    March 31,          March 31,
                                                                      1996            1997         1998               1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 24.31         $ 25.66      $ 29.42            $ 20.50
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                              0.22            0.34         0.12               0.02
   Net Realized and Unrealized Gain (Loss) on
     Investments                                                      1.24            8.17         2.19               3.14
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                      1.46            8.51         2.31               3.16
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                             (0.11)          (0.35)       (0.15)                --
   Realized Net Gain                                                    --           (4.40)       (7.93)                --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (0.11)          (4.75)       (8.08)                --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $ 25.66         $ 29.42      $ 23.65            $ 23.66
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         6.02%          38.12%       12.18%             15.42%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                            $  113         $ 2,354      $ 2,281             $  110
   Ratio of Expenses to Average Net Assets (2)                       0.75%*          0.80%        0.76%*             0.86%*
   Ratio of Net Investment Income to Average Net Assets              1.83%*          1.12%        0.91%*             0.78%*
   Portfolio Turnover Rate                                             67%             85%          33%                33%
   Average Commission Rate ###                                     $0.0557         $0.0294      $0.0570            $0.0570
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense
       Reimbursement/Waiver                                            N/A           1.28%          N/A                N/A
     Ratio Including Expense Offsets                                 0.75%*          0.80%        0.75%*             0.85%*
---------------------------------------------------------------------------------------------------------------------------------

**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
*    Annualized
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.

The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period !
(Amounts for the six months ended March 31, 1998 are unaudited)


                                                                                   Institutional Class
                                                        ------------------------------------------------------------------------
                                                                                                                Six Months
                                                                       Year Ended September 30,                      Ended
SMALL CAP VALUE PORTFOLIO                                     -----------------------------------------          March 31,
                                                           1993       1994       1995       1996       1997           1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  12.84   $  17.55   $  17.67   $  18.28   $  19.64      $ 24.97
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                     0.18       0.16       0.19       0.18       0.15         0.08
   Net Realized and Unrealized Gain (Loss) on
     Investments                                             4.64       1.14       2.49       3.62       8.39         0.77
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             4.82       1.30       2.68       3.80       8.54         0.85
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                    (0.11)     (0.24)     (0.14)     (0.20)     (0.11)       (0.14)
   Realized Net Gain                                           --      (0.94)     (1.93)     (2.24)     (3.10)       (3.29)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         (0.11)     (1.18)     (2.07)     (2.44)     (3.21)       (3.43)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  17.55   $  17.67   $  18.28   $  19.64   $  24.97      $ 22.39
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               37.72%      8.04%     18.39%     24.00%     49.81%        5.26%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                 $175,029   $308,156   $430,368   $585,457   $897,396     $944,555
   Ratio of Expenses to Average Net Assets (1)              0.88%      0.88%      0.87%      0.86%      0.86%        0.86%*
   Ratio of Net Investment Income to Average Net
     Assets                                                 1.33%      0.91%      1.20%      0.99%      0.70%        0.67%*
   Portfolio Turnover Rate                                    93%       162%       119%       145%       107%          70%
   Average Commission Rate ###                                N/A        N/A        N/A   $ 0.0498   $ 0.0480     $ 0.0524
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
 EXPENSES TO AVERAGE NET ASSETS:
     Ratio Including Expense Offsets                          N/A        N/A      0.87%      0.86%      0.86%        0.85%*
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
*    Annualized
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.

     The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period !
                 (Amounts for the six months ended March 31, 1998 are unaudited)

                                                                     Institutional Class
                                                       --------------------------------------------------------------------
                                                                                                                 Six Months
                                                                                                                 Ended
                                                                     Year Ended September 30,                    March 31,
INTERNATIONAL EQUITY PORTFOLIO                         -----------------------------------------------------       1998
                                                       1993        1994         1995        1996      1997!!
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  11.03   $    13.18   $    14.52   $  12.51   $  13.24   $    15.67
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                 0.21         0.12         0.19       0.31       0.25         0.08
   Net Realized and Unrealized Gain (Loss) on
     Investments                                         2.14         1.63        (0.75)      0.77       2.71         0.85
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                         2.35         1.75        (0.56)      1.08       2.96         0.93
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                (0.20)       (0.16)          --      (0.29)     (0.26)       (0.30)
   Realized Net Gain                                       --        (0.25)       (1.35)     (0.06)     (0.27)       (1.17)
   In Excess of Realized Net Gain                          --           --        (0.10)        --         --           --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     (0.20)       (0.41)       (1.45)     (0.35)     (0.53)       (1.47)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $  13.18   $    14.52   $    12.51   $  13.24   $  15.67   $    15.13
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           21.64%       13.33%       (3.36%)     8.87%     23.16%        7.07%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)             $891,675   $1,132,867   $1,160,986   $635,706   $649,755   $  585,313
   Ratio of Expenses to Average Net Assets (1)          0.66%        0.64%        0.70%      0.69%      0.66%        0.67%*
   Ratio of Net Investment Income to Average
     Net Assets                                         1.23%        0.89%        1.90%      1.88%      1.81%        0.83%*
   Portfolio Turnover Rate                                43%          69%         112%        78%        62%          42%
   Average Commission Rate ###                            N/A          N/A          N/A   $ 0.0093   $ 0.0035   $   0.0040
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
 EXPENSES TO AVERAGE NET ASSETS:
     Ratio Including Expense Offsets                      N/A          N/A        0.66%      0.65%      0.63%        0.65%*
---------------------------------------------------------------------------------------------------------------------------------


                                                                                      Investment Class
                                                                   -----------------------------------------------------
                                                                       April 10,                Year          Six Months
                                                                       1996** to               Ended               Ended
                                                                   September 30,       September 30,           March 31,
                                                                            1996              1997!!                1998
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 13.02             $ 13.23             $ 15.63
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                    0.09                0.23                0.09
   Net Realized and Unrealized Gain (Loss) on Investments                   0.12                2.69                0.83
-------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                            0.21                2.92                0.92
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                      --               (0.25)              (0.28)
   Realized Net Gain                                                          --               (0.27)              (1.17)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                           --               (0.52)              (1.45)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $ 13.23             $ 15.63             $ 15.10
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               1.61%              22.85%               7.01%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                                  $  235              $  631              $  694
   Ratio of Expenses to Average Net Assets (2)                             0.81%*              0.89%               0.82%*
   Ratio of Net Investment Income to Average Net Assets                    1.81%*              1.60%               0.71%*
   Portfolio Turnover Rate                                                   78%                 62%                 42%
   Average Commission Rate ###                                           $0.0093             $0.0035             $0.0040
-------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense Reimbursement/Waiver                  N/A               6.83%                 N/A
     Ratio Including Expense Offsets                                       0.77%*              0.86%               0.80%*
-------------------------------------------------------------------------------------------------------------------------------

**   Initial offering of Investment Class shares
-----------------------------------------------------------------
*    Annualized
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
!! Per share amounts for the year ended September 30, 1997 are based on average shares outstanding.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share paid for security transactions on which commissions were charged.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period !
(Amounts for the six months ended March 31, 1998 are unaudited)


                                                                                     Institutional Class
                                                          ----------------------------------------------------------------
                                                                                                                Six Months
                                                                                                                     Ended
                                                                      Year Ended September 30,                   March 31,
MID CAP GROWTH PORTFOLIO                                  ------------------------------------------------            1998
                                                          1993       1994       1995       1996       1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  14.51   $  18.56   $  16.29   $  18.60   $  20.53    $    21.84
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                             0.01       0.02       0.03       0.01      (0.01)        (0.01)
   Net Realized and Unrealized Gain (Loss) on
     Investments                                            4.80      (0.58)      4.21       4.70       4.75          3.86
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                            4.81      (0.56)      4.24       4.71       4.74          3.85
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                      --      (0.01)     (0.03)     (0.03)        --            --
   Realized Net Gain                                       (0.76)     (1.70)     (1.90)     (2.75)     (3.43)        (3.43)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                        (0.76)     (1.71)     (1.93)     (2.78)     (3.43)        (3.43)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $  18.56   $  16.29   $  18.60   $  20.53   $  21.84    $    22.26
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              33.92%     (3.28%)    30.56%     28.81%     28.05%        21.99%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                $309,459   $302,995   $373,547   $403,281   $446,963    $  521,737
   Ratio of Expenses to Average Net Assets (1)             0.59%      0.60%      0.61%      0.60%      0.63%         0.63%*
   Ratio of Net Investment Income to Average Net
     Assets                                                0.07%      0.12%      0.21%      0.04%     (0.07%)       (0.14%)*
   Portfolio Turnover Rate                                   69%        55%       129%       141%       134%           65%
   Average Commission Rate ###                               N/A        N/A        N/A   $ 0.0491   $ 0.0514    $   0.0503
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
 EXPENSES TO AVERAGE NET ASSETS:
     Ratio Including Expense Offsets                         N/A        N/A      0.60%      0.60%      0.61%         0.60%*
---------------------------------------------------------------------------------------------------------------------------------

                                                                           Adviser Class
                                                                  ----------------------------
                                                                  January 31,
                                                                   1997**, to       Six Months
                                                                    September            Ended
                                                                          30,        March 31,
                                                                         1997             1998
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 17.04          $ 21.81
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                         (0.02)           (0.01)
   Net Realized and Unrealized Gain (Loss) on Investments                4.79             3.83
-----------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                         4.77             3.82
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Realized Gain                                                       --            (3.43)
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                        --            (3.43)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $ 21.81          $ 22.20
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           27.99%           21.87%
-----------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                              $ 1,200          $29,062
   Ratio of Expenses to Average Net Assets (2)                          0.88%*           0.88%*
   Ratio of Net Investment Income to Average Net Assets                (0.41%)*         (0.38%)*
   Portfolio Turnover Rate                                               134%              65%
   Average Commission Rate ###                                        $0.0514          $0.0503
-----------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Ratio Including Expense Offsets                                    0.86%*           0.85%*
-----------------------------------------------------------------------------------------------------

**   Initial offering of Adviser Class shares
-----------------------------------------------------------------
*    Annualized
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period
                 (Amounts for the six months ended March 31, 1998 are unaudited)


                                                                                 Institutional Class
                                                            ---------------------------------------------------------------------
                                                                                    Year Ended September
                                                             December 30,                            30,        Six Months
                                                                1994** to           --------------------             Ended
                                                            September 30,                                        March 31,
MID CAP VALUE PORTFOLIO                                              1995        1996           1997!!                1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.00        $ 13.45        $  14.49         $  21.80
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                             0.55T          0.11            0.05             0.03
   Net Realized and Unrealized Gain (Loss) on
     Investments                                                     2.90           2.52            8.37             1.83
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     3.45           2.63            8.42             1.86
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                               --          (0.55)          (0.10)           (0.04)
   Realized Net Gain                                                   --          (1.04)          (1.01)           (2.19)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    --          (1.59)          (1.11)           (2.23)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $ 13.45        $ 14.49        $  21.80         $  21.43
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       34.50%         22.30%          61.40%           10.09%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                          $ 4,507        $50,449        $220,260         $372,006
   Ratio of Expenses to Average Net Assets (1)                      0.93%*         0.88%           0.90%            0.89%*
   Ratio of Net Investment Income to Average Net
     Assets                                                        10.13%*T        1.61%           0.28%            0.34%*
   Portfolio Turnover Rate                                           639%T          377%            184%              70%
   Average Commission Rate ###                                        N/A        $0.0462        $ 0.0467         $ 0.0093
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
 TO AVERAGE NET ASSETS:
   Reduction in Ratio due to Expense
     Reimbursement/Waiver                                           2.13%*         0.18%           0.02%              N/A
   Ratio Including Expense Offsets                                  0.88%*         0.88%           0.88%            0.86%*
---------------------------------------------------------------------------------------------------------------------------------

**   Commencement of Operations
* Net Investment Income, the Ratio of Net Investment Income to Average Net Assets and the Portfolio Turnover Rate reflect activity relating to a nonrecurring initiative to invest in higher-paying dividend income producing securities.


                                                                                       Investment Class
                                                                 ---------------------------------------------------------
                                                                       May 10,                  Year            Six Months
                                                                    1996*** to                 Ended                 Ended
                                                                 September 30,         September 30,             March 31,
                                                                          1996                1997!!                  1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 13.77               $ 14.48               $ 21.75
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                  0.04                  0.01                  0.03
   Net Realized and Unrealized Gain (Loss) on Investments                 0.67                  8.36                  1.80
---------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                          0.71                  8.37                  1.83
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                    --                 (0.09)                (0.03)
   Realized Net Gain                                                        --                 (1.01)                (2.19)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                         --                 (1.10)                (2.22)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $ 14.48               $ 21.75               $ 21.36
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             5.16%                61.05%                 9.96%
---------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                                $  127               $ 1,238               $17,319
   Ratio of Expenses to Average Net Assets (2)                           1.03%*                1.09%                 1.04%*
   Ratio of Net Investment Income to Average Net Assets                  0.86%*                0.04%                 0.22%*
   Portfolio Turnover Rate                                                377%                  184%                   70%
   Average Commission Rate ###                                         $0.0462               $0.0467               $0.0093
---------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Reduction in Ratio due to Expense Reimbursement/Waiver                0.14%*                4.60%                   N/A
   Ratio Including Expense Offsets                                       1.03%*                1.07%                 1.01%*
---------------------------------------------------------------------------------------------------------------------------

***  Initial offering of Investment Class shares
-----------------------------------------------------------------
*    Annualized
!! Per share amounts for the year ended September 30, 1997 are based on average shares outstanding.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period (Amounts for the six months ended March 31, 1998 are unaudited)


                                                                                   Institutional Class
                                                            --------------------------------------------------------------
                                                                                    Year Ended September
                                                             February 28,                            30,        Six Months
                                                                1995** to            -------------------             Ended
                                                            September 30,                                         March 31,
EMERGING MARKETS VALUE PORTFOLIO                                     1995        1996             1997                1998

----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 10.00        $ 11.63         $ 11.52           $ 12.41
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                             0.10           0.19            0.16              0.08
   Net Realized and Unrealized Gain (Loss) on
     Investments                                                     1.53           0.45            1.73             (1.74)
----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     1.63           0.64            1.89             (1.66)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                               --          (0.17)          (0.20)            (0.06)
   Realized Net Gain                                                   --          (0.58)          (0.80)            (1.13)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    --          (0.75)          (1.00)            (1.19)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $ 11.63        $ 11.52         $ 12.41            $ 9.56
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       16.30%          6.21%          18.08%            (12.97)%
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                          $42,459        $32,984         $22,808           $13,694
   Ratio of Expenses to Average Net Assets (1)                      1.18%*         1.18%           1.18%             1.18%*
   Ratio of Net Investment Income to Average Net
     Assets                                                         2.04%*         1.62%           1.30%             1.29%*
   Portfolio Turnover Rate                                            63%           108%             64%               59%
   Average Commission Rate ###                                        N/A        $0.0014         $0.0019           $0.0008
----------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
 TO AVERAGE NET ASSETS:
   Reduction in Ratio due to Expense
     Reimbursement/Waiver                                           0.29%*         0.11%           0.10%             0.58%*
   Ratio Including Expense Offsets                                  1.18%*         1.18%             N/A             1.18%*
----------------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Commencement of Operations
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period !
                 (Amounts for the six months ended March 31, 1998 are unaudited)

                                                                          Institutional Class
                                                   ------------------------------------------------------------------------
                                                                                                                Six Months
                                                                   Year Ended September 30,                          Ended
FIXED INCOME PORTFOLIO                             --------------------------------------------------------       March 31,
                                                   1993        1994         1995         1996        1997!!           1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  12.67   $    12.86   $    10.93   $    11.82   $    11.83   $    12.22
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                             0.88         0.77         0.80         0.78         0.80         0.37
   Net Realized and Unrealized Gain (Loss)
     on Investments                                  0.75        (1.28)        0.69         0.08         0.50         0.09
---------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                     1.63        (0.51)        1.49         0.86         1.30         0.46
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                            (0.83)       (0.82)       (0.60)       (0.79)       (0.78)       (0.39)
   Realized Net Gain                                (0.61)       (0.47)          --        (0.06)       (0.13)       (0.17)
   In Excess of Realized Net Gain                      --        (0.13)          --           --           --           --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 (1.44)       (1.42)       (0.60)       (0.85)       (0.91)       (0.56)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  12.86   $    10.93   $    11.82   $    11.83   $    12.22   $    12.12
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.26%       (4.43%)      14.19%        7.63%       11.47%        3.87%
---------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)         $909,738   $1,194,957   $1,487,409   $1,790,146   $3,219,987   $4,084,124
   Ratio of Expenses to Average Net Assets
     (1)                                            0.47%        0.49%        0.49%        0.48%        0.49%        0.48%*
   Ratio of Net Investment Income to
     Average Net Assets                             7.06%        6.79%        7.28%        6.77%        6.73%        6.67%*
   Portfolio Turnover Rate                           144%         100%         140%         162%         179%          56%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO
 OF EXPENSES TO AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                     N/A          N/A        0.48%        0.48%        0.48%        0.47%*
---------------------------------------------------------------------------------------------------------------------------


                                                                        Investment Class                     Adviser Class
                                                              ---------------------------------------------------------------
                                                                October 15,   Six Months          November 7,   Six Months
                                                                  1996** to        Ended           1996*** to        Ended
                                                              September 30,    March 31,        September 30,    March 31,
                                                                     1997!!         1998               1997!!         1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 11.80      $ 12.22              $ 12.04      $ 12.22
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                               0.75         0.31                 0.70         0.40
   Net Realized and Unrealized Gain (Loss) on
     Investments                                                       0.40         0.15                 0.20         0.04
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                       1.15         0.46                 0.90         0.44
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                              (0.60)       (0.38)               (0.59)       (0.37)
   Realized Net Gain                                                  (0.13)       (0.17)               (0.13)       (0.17)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                   (0.73)       (0.55)               (0.72)       (0.54)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $ 12.22      $ 12.13              $ 12.22      $ 12.12
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         10.07%        3.87%                7.79%        3.70%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                            $ 9,527      $29,007              $76,683     $108,112
   Ratio of Expenses to Average Net Assets (2)                        0.66%*       0.63%*               0.77%*       0.73%*
   Ratio of Net Investment Income to Average Net Assets               6.57%*       6.53%*               6.50%*       6.41%*
   Portfolio Turnover Rate                                             179%          56%                 179%          56%
-----------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Reduction in Ratio due to Expense
     Reimbursement/Waiver                                             0.12%*         N/A                0.01%*         N/A
   Ratio Including Expense Offsets                                    0.65%*       0.62%*               0.76%*       0.72%*
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
*    Annualized
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
!! Per share amounts for the year ended September 30, 1997 are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period !
(Amounts for the six months ended March 31, 1998 are unaudited)

                                                                                     Institutional Class
                                                               ------------------------------------------------------------------
                                                                                                                Six Months
                                                                         Year Ended September 30,                    Ended
DOMESTIC FIXED INCOME PORTFOLIO                                --------------------------------------------       March 31,
                                                               1993      1994      1995      1996      1997           1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 11.80   $ 11.99   $  9.87   $ 11.03   $ 10.89      $ 11.27
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                         0.84      0.94      0.52      0.56      0.74         0.39
   Net Realized and Unrealized Gain (Loss) on
     Investments                                                 0.66     (1.23)     0.87     (0.09)     0.33         0.07
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 1.50     (0.29)     1.39      0.47      1.07         0.46
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                        (0.78)    (0.95)    (0.23)    (0.57)    (0.67)       (0.42)
   Realized Net Gain                                            (0.53)    (0.73)       --        --     (0.02)       (0.13)
   In Excess of Realized Net Gain                                  --     (0.15)       --     (0.04)       --           --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             (1.31)    (1.83)    (0.23)    (0.61)    (0.69)       (0.55)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 11.99   $  9.87   $ 11.03   $ 10.89   $ 11.27      $ 11.18
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   14.08%    (2.87%)   14.33%     4.41%    10.20%        4.20%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                      $90,350   $36,521   $36,147   $95,362   $96,954      $83,376
   Ratio of Expenses to Average Net Assets (1)                  0.50%     0.50%     0.51%     0.52%     0.51%        0.50%*
   Ratio of Net Investment Income to Average Net Assets         7.15%     7.65%     6.80%     5.73%     6.48%        6.65%*
   Portfolio Turnover Rate                                        96%       78%      313%      168%      217%          62%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
   Reduction in Ratio due to Expense
     Reimbursement/Waiver                                         N/A     0.03%     0.09%     0.01%     0.01%        0.01%*
   Ratio Including Expense Offsets                                N/A       N/A     0.50%     0.50%     0.50%        0.50%*
---------------------------------------------------------------------------------------------------------------------------------

*    Annualized
!    Reflects a 2.5 for 1 share split effective August 13, 1993.


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period !
                 (Amounts for the six months ended March 31, 1998 are unaudited)

                                                                               Institutional Class
                                                           ----------------------------------------------------------------------
                                                                                                                Six Months
                                                                       Year Ended September 30,                      Ended
HIGH YIELD PORTFOLIO                                       -------------------------------------------------      March 31,
                                                           1993       1994       1995       1996      1997!!          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  8.58   $   9.49   $   8.97   $   9.08   $   9.32   $    10.15
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                     0.73       0.75       0.90       0.88       0.86         0.41
   Net Realized and Unrealized Gain (Loss) on
     Investments                                             0.90      (0.42)      0.19       0.28       0.87         0.12
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             1.63       0.33       1.09       1.16       1.73         0.53
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                    (0.72)     (0.69)     (0.85)     (0.92)     (0.87)       (0.42)
   Realized Net Gain                                           --      (0.16)     (0.08)        --      (0.03)       (0.26)
   In Excess of Realized Net Gain                              --         --      (0.05)        --         --           --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         (0.72)     (0.85)     (0.98)     (0.92)     (0.90)       (0.68)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $  9.49   $   8.97   $   9.08   $   9.32   $  10.15      $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               20.12%      3.57%     13.58%     13.83%     19.90%        5.54%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                  $50,396   $182,969   $220,785   $289,810   $523,899     $618,538
   Ratio of Expenses to Average Net Assets (1)              0.53%      0.50%      0.50%      0.49%      0.51%        0.48%*
   Ratio of Net Investment Income to Average Net
     Assets                                                 8.94%      9.01%     10.68%     10.04%      9.05%        8.50%*
   Portfolio Turnover Rate                                    99%       112%        96%       115%        96%          38%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
 EXPENSES TO AVERAGE NET ASSETS:
   Reduction in Ratio due to Expense
     Reimbursement/Waiver                                   0.09%        N/A        N/A        N/A        N/A          N/A
   Ratio Including Expense Offsets                            N/A        N/A      0.49%      0.48%      0.50%        0.48%*
---------------------------------------------------------------------------------------------------------------------------------



                                                                       Investment Class                   Adviser Class
                                                      ---------------------------------------------------------------------------
                                                            May 21,                   Six Months     January 31,   Six Months
                                                          1996** to      Year Ended        Ended      1997*** to        Ended
                                                      September 30,   September 30,    March 31,   September 30,    March 31,
                                                               1996          1997!!         1998          1997!!         1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  9.06          $ 9.31      $ 10.16          $ 9.39      $ 10.15
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                       0.31            0.84         0.44            0.56         0.42
   Net Realized and Unrealized Gain (Loss) on
     Investments                                               0.16            0.88         0.08            0.59         0.10
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                               0.47            1.72         0.52            1.15         0.52
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                      (0.22)          (0.84)       (0.41)          (0.39)       (0.41)
   Realized Net Gain                                             --           (0.03)       (0.26)             --        (0.26)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (0.22)          (0.87)       (0.67)          (0.39)       (0.67)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $  9.31         $ 10.16      $ 10.01         $ 10.15      $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  5.34%          19.77%        5.43%          12.63%        5.43%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                    $ 5,139         $10,916      $12,915         $ 4,327      $11,322
   Ratio of Expenses to Average Net Assets (2)                0.62%*          0.70%        0.63%*          0.78%*       0.73%*
   Ratio of Net Investment Income to Average Net
     Assets                                                  11.06%*          8.84%        8.35%*          8.68%*       8.31%*
   Portfolio Turnover Rate                                     115%             96%          38%             96%          38%
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense
       Reimbursement/Waiver                                     N/A           0.22%          N/A             N/A          N/A
     Ratio Including Expense Offsets                          0.61%*          0.69%        0.63%*          0.76%*       0.73%*
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
*    Annualized
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
     Per share amounts for the year ended September 30, 1997 are
!!   based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period !
(Amounts for the six months ended March 31, 1998 are unaudited)


CASH RESERVES PORTFOLIO
                                                                                      Institutional Class
                                                                 ----------------------------------------------------------------
                                                                                                                Six Months
                                                                                     Year Ended September 30,        Ended
                                                                 --------------------------------------------    March 31,
                                                                 1993      1994      1995      1996      1997         1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000      $ 1.000
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                        0.028     0.034     0.055     0.052     0.052        0.027
   Net Realized and Unrealized Gain (Loss) on
     Investments                                                   --        --        --        --        --           --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                0.028     0.034     0.055     0.052     0.052        0.027
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                       (0.028)   (0.034)   (0.055)   (0.052)   (0.052)      (0.027)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000      $ 1.000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    2.81%     3.40%     5.57%     5.35%     5.32%        2.70%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                      $10,717   $37,933   $44,624   $78,497   $98,464     $109,936
   Ratio of Expenses to Average Net Assets (1)                  0.32%     0.32%     0.33%     0.33%     0.33%        0.32%*
   Ratio of Net Investment Income to Average Net Assets         2.78%     3.70%     5.45%     5.19%     5.20%        5.34%*
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
     Reduction of Ratio due to Expense
       Reimbursement/Waiver                                     0.24%     0.14%     0.11%     0.09%     0.07%        0.05%*
     Ratio Including Expense Offsets                              N/A       N/A     0.32%     0.32%     0.32%        0.32%*
---------------------------------------------------------------------------------------------------------------------------------

*    Annualized
!    Reflects a 2.5 for 1 share split effective August 13, 1993.

FIXED INCOME PORTFOLIO II

                                                                                  Institutional Class
                                                             ---------------------------------------------------------------
                                                                                                                Six Months
                                                                                     Year Ended September 30,        Ended
                                                             ------------------------------------------------    March 31,
                                                             1993       1994       1995       1996       1997         1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 11.67   $  11.97   $  10.42   $  11.33   $  11.23      $ 11.46
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                     0.69       0.63       0.71       0.70       0.74         0.34
   Net Realized and Unrealized Gain (Loss) on
     Investments                                             0.77      (1.16)      0.71      (0.03)      0.39         0.09
----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             1.46      (0.53)      1.42       0.67       1.13         0.43
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                    (0.61)     (0.67)     (0.51)     (0.66)     (0.79)       (0.35)
   Realized Net Gain                                        (0.55)     (0.21)        --      (0.08)     (0.11)       (0.12)
   In Excess of Realized Net Gain                              --      (0.14)        --      (0.03)        --           --
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         (1.16)     (1.02)     (0.51)     (0.77)     (0.90)       (0.47)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $ 11.97   $  10.42   $  11.33   $  11.23   $  11.46      $ 11.42
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               13.53%     (4.76%)    14.13%      6.12%     10.58%        3.85%
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                  $94,836   $129,902   $176,945   $191,740   $226,662     $276,615
   Ratio of Expenses to Average Net Assets (1)              0.51%      0.51%      0.51%      0.50%      0.50%        0.49%*
   Ratio of Net Investment Income to Average Net
     Assets                                                 6.17%      6.07%      6.75%      6.06%      6.54%        6.46%*
   Portfolio Turnover Rate                                   101%       137%       153%       165%       182%          45%
----------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
 EXPENSES TO AVERAGE NET ASSETS:
     Ratio Including Expense Offsets                          N/A        N/A      0.49%      0.49%      0.49%        0.48%*
----------------------------------------------------------------------------------------------------------------------------

*    Annualized
!    Reflects a 2.5 for 1 share split effective August 13, 1993.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period !
                 (Amounts for the six months ended March 31, 1998 are unaudited)

                                                                                  Institutional Class
                                                                 ---------------------------------------------------------
                                                                                                              Six Months
                                                                           Year Ended September 30,                Ended
                                                                 ------------------------------------------     March 31,
MORTGAGE-BACKED SECURITIES PORTFOLIO                             1993    1994      1995      1996      1997         1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 10.44   $ 10.95   $  9.95   $ 10.49   $ 10.42    $ 10.76
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                         0.63      0.52      0.72      0.68      0.91       0.37
   Net Realized and Unrealized Gain (Loss) on
     Investments                                                 0.48     (0.83)     0.47     (0.07)     0.16         --
--------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 1.11     (0.31)     1.19      0.61      1.07       0.37
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                        (0.60)    (0.45)    (0.65)    (0.68)    (0.73)     (0.51)
   Realized Net Gain                                               --     (0.21)       --        --        --         --
   In Excess of Realized Net Gain                                   -     (0.03)       --        --        --         --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             (0.60)    (0.69)    (0.65)    (0.68)    (0.73)     (0.51)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 10.95   $  9.95   $ 10.49   $ 10.42   $ 10.76    $ 10.62
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   11.03%    (2.95%)   12.52%     6.10%    10.70%      3.56%
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                      $50,249   $119,518  $49,766   $50,925   $38,085    $39,994
   Ratio of Expenses to Average Net Assets (1)                  0.50%     0.50%     0.50%     0.50%     0.50%      0.50%*
   Ratio of Net Investment Income to Average Net Assets         6.92%     5.30%     6.35%     6.46%     7.79%      7.05%*
   Portfolio Turnover Rate                                        93%      220%      107%      116%      164%        49%
--------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense
       Reimbursement/Waiver                                     0.06%     0.01%     0.01%     0.04%     0.04%      0.05%*
     Ratio Including Expense Offsets                              N/A       N/A     0.50%     0.50%     0.50%      0.50%*
--------------------------------------------------------------------------------------------------------------------------

*    Annualized
!    Reflects a 2.5 for 1 share split effective August 13, 1993.

                                                                                    Institutional Class
                                                              -------------------------------------------------------------
                                                                                                               Six Months
                                                                           Year Ended September 30,                 Ended
                                                              ---------------------------------------------     March 31,
LIMITED DURATION PORTFOLIO                                    1993    1994       1995       1996       1997          1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  10.58   $ 10.72   $  10.19   $  10.41   $  10.38    $  10.49
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                      0.32      0.56       0.56       0.58       0.62        0.30
   Net Realized and Unrealized Gain (Loss) on
     Investments                                              0.22     (0.52)      0.22      (0.03)      0.08       (0.01)
---------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              0.54      0.04       0.78       0.55       0.70        0.29
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                     (0.32)    (0.51)     (0.55)     (0.58)     (0.59)      (0.30)
   Realized Net Gain                                         (0.08)    (0.04)        --         --         --          --
   In Excess of Realized Net Gain                               --     (0.02)     (0.01)        --         --          --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          (0.40)    (0.57)     (0.56)     (0.58)     (0.59)      (0.30)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $  10.72   $ 10.19   $  10.41   $  10.38   $  10.49    $  10.48
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 5.33%     0.40%      7.95%      5.47%      6.98%       2.83%
---------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                  $128,991   $62,775   $100,186   $123,227   $155,570    $223,599
   Ratio of Expenses to Average Net Assets (1)               0.42%     0.41%      0.43%      0.43%      0.43%       0.43%*
   Ratio of Net Investment Income to Average Net
     Assets                                                  3.92%     4.16%      5.96%      5.65%      6.15%       5.96%*
   Portfolio Turnover Rate                                    217%      192%       119%       174%       130%         37%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
 EXPENSES TO AVERAGE NET ASSETS:
   Reduction in Ratio due to Expense
     Reimbursement/Waiver                                    0.03%       N/A      0.02%        N/A      0.00%#        N/A
   Ratio Including Expense Offsets                             N/A       N/A      0.42%      0.42%      0.42%       0.42%*
---------------------------------------------------------------------------------------------------------------------------

*    Annualized
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
#    Amount is less than 0.01%.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period !
(Amounts for the period ended March 31, 1998 are unaudited)

                                                                                Institutional Class
                                                           ---------------------------------------------------------------
                                                                                                               Six Months
                                                                        Year Ended September 30,                    Ended
                                                           -------------------------------------------------    March 31,
SPECIAL PURPOSE FIXED INCOME PORTFOLIO                     1993       1994       1995       1996      1997!!         1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  12.72   $  13.40   $  11.52   $  12.53   $  12.26    $  12.58
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                     0.88       0.80       0.91       0.83       0.85        0.42
   Net Realized and Unrealized Gain (Loss) on
     Investments                                             0.92      (1.28)      0.75       0.08       0.52        0.04
--------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             1.80      (0.48)      1.66       0.91       1.37        0.46
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                    (0.82)     (0.78)     (0.65)     (0.88)     (0.87)      (0.45)
   Realized Net Gain                                        (0.30)     (0.53)        --      (0.30)     (0.18)      (0.27)
   In Excess of Realized Net Gain                              --      (0.09)        --         --         --          --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         (1.12)     (1.40)     (0.65)     (1.18)     (1.05)      (0.72)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  13.40   $  11.52   $  12.53   $  12.26   $  12.58    $  12.32
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               15.19%     (4.00%)    14.97%      7.74%     11.78%       3.78%
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                 $300,185   $384,731   $390,258   $447,646   $492,784    $553,700
   Ratio of Expenses to Average Net Assets (1)              0.48%      0.50%      0.49%      0.49%      0.49%       0.48%*
   Ratio of Net Investment Income to Average Net
     Assets                                                 6.84%      6.66%      7.33%      6.75%      6.88%       6.99%*
   Portfolio Turnover Rate                                   124%       100%       143%       151%       198%         49%
--------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
 EXPENSES TO AVERAGE NET ASSETS:
     Ratio Including Expense Offsets                          N/A        N/A      0.48%      0.49%      0.48%       0.47%*
--------------------------------------------------------------------------------------------------------------------------



                                                                                         Investment Class
                                                                  -------------------------------------------------------
                                                                  April 10,                     Year             Period
                                                                  1996** to                    Ended              Ended
                                                                  September 30,        September 30,        January 30,
                                                                       1996                   1997!!            1998!!!
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.89               $ 12.24             $ 12.56
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                               0.27                  0.82                0.29
   Net Realized and Unrealized Gain (Loss) on Investments              0.23                  0.53                0.13
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                       0.50                  1.35                0.42
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                              (0.15)                (0.85)              (0.45)
   Realized Net Gain                                                     --                 (0.18)              (0.27)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                   (0.15)                (1.03)              (0.72)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $12.24               $ 12.56             $ 12.26
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          4.25%                11.62%               3.46%
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                             $  782               $ 1,261                  --
   Ratio of Expenses to Average Net Assets (2)                        0.63%*                0.67%               0.63%*
   Ratio of Net Investment Income to Average Net Assets               6.32%*                6.72%               6.95%*
   Portfolio Turnover Rate                                             151%                  198%                 N/A
-------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense Reimbursement/Waiver             N/A                 2.43%                 N/A
     Ratio Including Expense Offsets                                  0.63%*                0.66%               0.62%*
-------------------------------------------------------------------------------------------------------------------------

**   Initial Offering of Investment Class Shares
-----------------------------------------------------------------

*    Annualized
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
!! Per share amounts for the year ended September 30, 1997 are based on average shares outstanding.
!!! As of January 30, 1998, there were no outstanding Investment Class shares for the Special Purpose Fixed Income Portfolio.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period !
                 (Amounts for the six months ended March 31, 1998 are unaudited)

                                                                                Institutional Class
                                                     ----------------------------------------------------------------------------
                                                        October 1,            Year Ended September 30,          Six Months
                                                         1992** to          -----------------------------            Ended
                                                     September 30,         1994     1995      1996      1997      March 31,
MUNICIPAL PORTFOLIO                                           1993                                                     1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 10.00     $ 11.15   $ 10.04   $ 10.75   $ 11.23    $ 11.64
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                      0.37         0.51      0.59      0.51      0.53       0.26
   Net Realized and Unrealized Gain (Loss) on
     Investments                                              1.04        (1.01)     0.71      0.49      0.40       0.15
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              1.41        (0.50)     1.30      1.00      0.93       0.41
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                     (0.26)       (0.54)    (0.59)    (0.52)    (0.52)     (0.27)
   In Excess of Net Investment Income                           --        (0.07)       --        --        --         --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          (0.26)       (0.61)    (0.59)    (0.52)    (0.52)     (0.27)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $ 11.15      $ 10.04   $ 10.75   $ 11.23   $ 11.64    $ 11.78
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                14.20%       (4.64%)   13.37%     9.46%     8.47%      3.55%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                   $26,914      $38,549   $36,040   $54,536   $75,120    $90,032
   Ratio of Expenses to Average Net Assets (1)               0.50%*       0.50%     0.50%     0.51%     0.51%      0.51%*
   Ratio of Net Investment Income to Average Net
     Assets                                                  4.65%*       4.98%     5.64%     4.66%     4.70%      4.65%*
   Portfolio Turnover Rate                                     66%          34%       58%       78%       54%        13%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
 EXPENSES TO AVERAGE NET ASSETS:
   Reduction in Ratio due to Expense
     Reimbursement/Waiver                                    0.20%*       0.06%     0.09%     0.09%     0.05%      0.03%*
   Ratio Including Expense Offsets                             N/A          N/A     0.50%     0.50%     0.50%      0.50%*
---------------------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Commencement of Operations
!    Reflects a 2.5 for 1 share split effective August 13, 1993.



                                                                                Institutional Class
                                                     ----------------------------------------------------------------------------
                                                        October 1,            Year Ended September 30,          Six Months
                                                         1992** to        --------------------------------           Ended
                                                     September 30,         1994     1995      1996      1997      March 31,
PA MUNICIPAL PORTFOLIO                                        1993                                                     1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 10.00     $ 11.26   $ 10.13   $ 10.91   $ 11.37    $ 11.71
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                      0.39         0.56      0.58      0.51      0.55       0.28
   Net Realized and Unrealized Gain (Loss) on
     Investments                                              1.17        (1.00)     0.77      0.46      0.34       0.14
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              1.56        (0.44)     1.35      0.97      0.89       0.42
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                     (0.30)       (0.64)    (0.57)    (0.51)    (0.55)     (0.28)
   In Excess of Realized Net Gain                               --        (0.05)       --        --        --         --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          (0.30)       (0.69)    (0.57)    (0.51)    (0.55)     (0.28)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $ 11.26      $ 10.13   $ 10.91   $ 11.37   $ 11.71    $ 11.85
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                15.81%       (4.08%)   13.74%     9.03%     8.01%      3.62%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                   $15,633      $23,515   $15,734   $28,488   $27,461    $28,035
   Ratio of Expenses to Average Net Assets (1)               0.50%*       0.50%     0.50%     0.51%     0.51%      0.50%*
   Ratio of Net Investment Income to Average Net
     Assets                                                  4.74%*       5.39%     5.56%     4.58%     4.74%      4.77%*
   Portfolio Turnover Rate                                     94%          69%       57%       51%       64%         6%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
 EXPENSES TO AVERAGE NET ASSETS:
   Reduction in Ratio due to Expense
     Reimbursement/Waiver                                    0.25%*       0.09%     0.19%     0.15%     0.09%      0.11%*
   Ratio Including Expense Offsets                             N/A          N/A       N/A     0.50%     0.50%      0.50%*
---------------------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Commencement of Operations
!    Reflects a 2.5 for 1 share split effective August 13, 1993.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period (Amounts for the six months ended March 31, 1998 are unaudited)


GLOBAL FIXED INCOME PORTFOLIO
                                                                           Institutional Class
                                               ----------------------------------------------------------------------------
                                                   April 30,             Year Ended September 30,               Six Months
                                                   1993** to    -------------------------------------------          Ended
                                               September 30,        1994        1995        1996      1997!!     March 31,
                                                        1993                                                          1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 10.00     $ 10.67     $ 10.20     $ 11.05     $ 11.01       $ 10.64
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                0.13        0.58        0.71        0.63        0.60          0.31
   Net Realized and Unrealized Gain
     (Loss) on Investments                              0.61       (0.61)       0.81        0.09       (0.22)        (0.19)
---------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                        0.74       (0.03)       1.52        0.72        0.38          0.12
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                               (0.07)      (0.41)      (0.67)      (0.71)      (0.59)        (0.37)
   Realized Net Gain                                      --       (0.03)         --       (0.05)      (0.16)        (0.15)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    (0.07)      (0.44)      (0.67)      (0.76)      (0.75)        (0.52)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $ 10.67     $ 10.20     $ 11.05     $ 11.01     $ 10.64       $ 10.24
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           7.43%      (0.29%)     15.54%       6.83%       3.53%         1.16%
---------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period
     (Thousands)                                     $53,164     $43,066     $55,147     $67,282     $77,493       $67,850
   Ratio of Expenses to Average Net
     Assets (1)                                        0.58%*      0.57%       0.58%       0.60%       0.57%         0.57%*
   Ratio of Net Investment Income to
     Average Net Assets                                5.08%*      5.48%       6.34%       5.25%       5.65%         5.62%*
   Portfolio Turnover Rate                               30%        117%        118%        133%        137%           34%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE
    RATIO OF EXPENSES TO AVERAGE NET
    ASSETS:
     Reduction in Ratio due to Expense
       Reimbursement/Waiver                            0.18%*        N/A         N/A         N/A         N/A           N/A
     Ratio Including Expense Offsets                     N/A         N/A       0.56%       0.58%       0.57%         0.57%*
---------------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Commencement of Operations
!! Per Share amounts for the year ended September 30, 1997 are based on average shares outstanding.

INTERNATIONAL FIXED INCOME PORTFOLIO

                                                                                Institutional Class
                                                        -------------------------------------------------------------------------
                                                            April 29,         Year Ended September 30,          Six Months
                                                            1994** to    ----------------------------------          Ended
                                                        September 30,         1995         1996         1997     March 31,
                                                                 1994                                                 1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 10.00      $ 10.05      $ 11.01      $ 10.77       $ 10.19
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                         0.21         0.67         0.52         0.50          0.22
   Net Realized and Unrealized Gain (Loss) on
     Investments                                                (0.11)        0.92         0.12        (0.44)        (0.28)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 0.10         1.59         0.64         0.06         (0.06)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                        (0.05)       (0.63)       (0.80)       (0.38)        (0.36)
   Realized Net Gain                                               --           --        (0.08)       (0.26)        (0.09)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             (0.05)       (0.63)       (0.88)       (0.64)        (0.45)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 10.05      $ 11.01      $ 10.77      $ 10.19       $  9.68
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    1.01%       16.36%        6.13%        0.44%        (0.60%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                      $66,879     $127,882     $143,137     $152,752      $143,775
   Ratio of Expenses to Average Net Assets (1)                  0.60%*       0.54%        0.53%        0.53%         0.53%*
   Ratio of Net Investment Income to Average
     Net Assets                                                 5.83%*       6.35%        5.39%        5.27%         4.64%*
   Portfolio Turnover Rate                                        31%         140%         124%         107%           25%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense
       Reimbursement/Waiver                                     0.11%*         N/A          N/A          N/A           N/A
     Ratio Including Expense Offsets                              N/A        0.54%        0.53%        0.53%         0.53%*
---------------------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Commencement of Operations

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period
                     (Amounts for the period ended March 31, 1998 are unaudited)


                                                                                   Institutional Class
                                                               -----------------------------------------------------------------
                                                                October 3,                                      Six Months
                                                                 1994** to          Year Ended September 30,      Ended
                                                               September 30,        ------------------------    March 31,
INTERMEDIATE DURATION PORTFOLIO                                    1995               1996           1997!!        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 10.00            $ 10.68         $ 10.28    $  10.48
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                             0.69              0.60            0.61          0.27
   Net Realized and Unrealized Gain (Loss) on
     Investments                                                     0.42              0.03            0.27          0.10
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     1.11              0.63            0.88          0.37
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                            (0.43)            (0.65)          (0.53)        (0.29)
   Realized Net Gain                                                   --             (0.38)          (0.15)        (0.10)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 (0.43)            (1.03)          (0.68)        (0.39)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $ 10.68             $ 10.28         $ 10.48    $  10.46
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       11.39%             6.27%           8.93%         3.62%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                          $19,237           $12,017         $72,119      $117,826
   Ratio of Expenses to Average Net Assets (1)                      0.52%*            0.56%           0.55%         0.52%*
   Ratio of Net Investment Income to Average Net
     Assets                                                         6.56%*            6.17%           5.93%         5.98%*
   Portfolio Turnover Rate                                           168%              251%            204%           63%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
 TO AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense
       Reimbursement/Waiver                                         0.08%*            0.13%           0.05%           N/A
     Ratio Including Expense Offsets                                0.52%*            0.52%           0.52%         0.50%*
---------------------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Commencement of Operations
!! Per share amounts for the year ended September 30, 1997 are based on average shares outstanding.


                                                             Institutional Class
                                                             -------------------
                                                               October 1,
                                                                1997** to
                                                                March 31,
MULTI-MARKET FIXED INCOME PORTFOLIO                                  1998
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                              $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                             0.28
   Net Realized and Unrealized Gain (Loss) on Investments            0.03
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     0.31
--------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                            (0.13)
   Realized Net Gain                                                (0.01)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 (0.14)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $ 10.17
--------------------------------------------------------------------------------
TOTAL RETURN                                                        3.14%
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                          $56,031
   Ratio of Expenses to Average Net Assets (1)                      0.58%*
   Ratio of Net Investment Income to Average Net Assets             6.36%*
   Portfolio Turnover Rate                                            71%
--------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense Reimbursement/Waiver         0.08%*
     Ratio Including Expense Offsets                                0.58%*
--------------------------------------------------------------------------------

*    Annualized
**   Commencement of Operations


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period!
(Amounts for the six months ended March 31, 1998 are unaudited)


BALANCED PORTFOLIO

                                                                                 Institutional Class
                                                   -----------------------------------------------------------------------
                                                   December 31,
                                                      1992** to                    Year Ended September 30,     Six Months
                                                      September         -----------------------------------          Ended
                                                            30,       1994       1995       1996       1997      March 31,
                                                           1993                                                     1998!!

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 11.06    $ 11.84    $ 11.28    $ 13.06    $ 13.81        $ 15.30
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                   0.25       0.47       0.54       0.53       0.51           0.24
   Net Realized and Unrealized Gain (Loss) on
     Investments                                           0.66      (0.45)      1.78       1.15       2.91           0.88
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                           0.91       0.02       2.32       1.68       3.42           1.12
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                  (0.13)     (0.43)     (0.47)     (0.50)     (0.54)         (0.27)
   Realized Net Gain                                         --      (0.15)     (0.07)     (0.43)     (1.39)         (1.72)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       (0.13)     (0.58)     (0.54)     (0.93)     (1.93)         (1.99)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 11.84    $ 11.28    $ 13.06    $ 13.81    $ 15.30        $ 14.43
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              8.31%      0.19%     21.37%     13.47%     27.44%          8.61%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)               $291,762   $309,596   $334,630   $300,868   $343,284       $364,664
   Ratio of Expenses to Average Net Assets(1)             0.58%*     0.58%      0.58%      0.57%      0.58%          0.58%*
   Ratio of Net Investment Income to Average
     Net Assets                                           3.99%*     4.06%      4.55%      3.85%      3.56%          3.35%*
   Portfolio Turnover Rate                                  62%        75%        95%       110%       145%            46%
   Average Commission Rate###                               N/A        N/A        N/A    $0.0521    $0.0578        $0.0614
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
     Ratio Including Expense Offsets                        N/A        N/A      0.57%      0.57%      0.56%         0.56%*
---------------------------------------------------------------------------------------------------------------------------------
** Commencement of Operations



                                                                            Investment Class                 Adviser Class
                                                                   -------------------------    ---------------------------------
                                                                     April 4,                   November 1,
                                                                   1997*** to     Six Months    1996**** to     Six Months
                                                                    September          Ended      September          Ended
                                                                          30,      March 31,            30,      March 31,
                                                                         1997         1998!!           1997         1998!!

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 13.11        $ 15.30        $ 14.05        $ 15.30
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                 0.30           0.23           0.42           0.22
   Net Realized and Unrealized Gain (Loss) on Investments                2.09           0.87           2.60           0.88
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                         2.39           1.10           3.02           1.10
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                (0.20)         (0.26)         (0.38)         (0.26)
   Realized Net Gain                                                       --          (1.72)         (1.39)         (1.72)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                     (0.20)         (1.98)         (1.77)         (1.98)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $ 15.30        $ 14.42        $ 15.30        $ 14.42
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           18.40%          8.45%         23.82%          8.46%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                               $3,943           $880        $27,366        $31,648
   Ratio of Expenses to Average Net Assets (2)                          0.73%*         0.73%*         0.85%*         0.83%*
   Ratio of Net Investment Income to Average Net Assets                 3.32%*         3.24%*         3.24%*         3.11%*
   Portfolio Turnover Rate                                               145%            46%           145%            46%
   Average Commission Rate ###                                        $0.0578        $0.0614        $0.0578        $0.0614
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense Reimbursement/Waiver               N/A            N/A          0.03%*           N/A
     Ratio Including Expense Offsets                                    0.70%*         0.72%*         0.84%*         0.81%*
---------------------------------------------------------------------------------------------------------------------------------
***   Initial offering of Investment Class shares
****  Initial offering of Adviser Class shares
---------------------------------------------------------------------------------------------------------------------------------

*     Annualized
!     Reflects a 2.5 for 1 split effective August 13, 1993.
!! Per share amounts for the period ended March 31, 1998 are based on average shares outstanding.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period
                 (Amounts for the six months ended March 31, 1998 are unaudited)

                                                                            INSTITUTIONAL CLASS
               MULTI-ASSET-CLASS PORTFOLIO                  ---------------------------------------------------------------------
                                                              July 29,                                          Six Months
                                                              1994** to         Year Ended September 30,          Ended
                                                            September 30,    -------------------------------    March 31,
                                                                1994          1995        1996       1997!!        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 10.00    $  9.97     $ 11.34     $ 12.28       $ 13.64
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                             0.07       0.44        0.46        0.38          0.16
   Net Realized and Unrealized Gain (Loss) on
     Investments                                                    (0.10)      1.33        1.05        2.57          0.78
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                    (0.03)      1.77        1.51        2.95          0.94
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                               --      (0.40)      (0.42)      (0.51)        (0.12)
   Realized Net Gain                                                   --         --       (0.15)      (1.08)        (1.49)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    --      (0.40)      (0.57)      (1.59)        (1.61)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $ 9.97    $ 11.34     $ 12.28     $ 13.64       $ 12.97
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       (0.30%)    18.28%      13.75%      26.50%         8.13%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                          $51,877    $96,839    $129,558    $173,155      $189,093
   Ratio of Expenses to Average Net Assets (1)                      0.58%*     0.58%       0.58%       0.74%         0.78%*
   Ratio of Net Investment Income to Average Net
     Assets                                                         4.39%*     4.56%       3.82%       3.07%         2.69%*
   Portfolio Turnover Rate                                            20%       112%        122%        141%           44%
   Average Commission Rate ###                                        N/A        N/A    $ 0.0225    $ 0.0114      $ 0.0092
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense
       Reimbursement/Waiver                                         0.26%*     0.14%       0.08%       0.08%         0.05%*
     Ratio Including Expense Offsets                                  N/A      0.58%       0.58%       0.74%         0.78%*
---------------------------------------------------------------------------------------------------------------------------------
**   Commencement of Operations

                                                                                          Investment Class
                                                                     -----------------------------------------------------
                                                                       June 10,                              Six Months
                                                                     1996*** to           Year Ended          Ended
                                                                     September 30,        September 30,      March 31,
                                                                        1996                1997!!             1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 12.17                $ 12.27         $ 13.63
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                0.13                   0.36            0.17
   Net Realized and Unrealized Gain (Loss) on Investments               0.08                   2.57            0.76
--------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                        0.21                   2.93            0.93
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                               (0.11)                 (0.49)          (0.10)
   Realized Net Gain                                                      --                  (1.08)          (1.49)
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    (0.11)                 (1.57)          (1.59)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 12.27                $ 13.63         $ 12.97
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           1.75%                 26.32%           8.04%
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                             $ 3,074                $ 5,075         $ 5,545
   Ratio of Expenses to Average Net Assets (2)                         0.73%*                 0.96%           0.93%*
   Ratio of Net Investment Income to Average Net Assets                3.68%*                 2.85%           2.54%*
   Portfolio Turnover Rate                                              122%                   141%             44%
   Average Commission Rate ###                                       $0.0225                $0.0114         $0.0092
--------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense Reimbursement/Waiver            0.08%*                 0.55%           0.05%*
     Ratio Including Expense Offsets                                   0.73%*                 0.96%           0.93%*
--------------------------------------------------------------------------------------------------------------------------
***  Initial offering of Investment Class shares
--------------------------------------------------------------------------------------------------------------------------

*    Annualized
!! Per share amount for the year ended September 30, 1997 are based on average shares outstanding.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

MAS Funds (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At March 31, 1998, the Fund was comprised of twenty-five active portfolios (each referred to as a "Portfolio"). The Multi-Market Fixed Income Portfolio commenced operations on October 1, 1997. The Funds may offer up to three different classes of shares for certain Portfolios -- Institutional Class shares, Investment Class shares and Adviser Class shares.

The Equity Portfolio began offering Adviser Class shares on January 16, 1998. Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution fees as described in Note D. The financial statements for the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Market values for equity securities listed on the New York Stock Exchange ("NYSE") or other U.S. exchanges or NASDAQ are based on the latest quoted sales prices as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on the valuation date; securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked prices. Equity securities not listed are valued at the mean of the most recent bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Bonds, including municipal bonds, and other fixed income securities are valued using brokers' quotations or on the basis of prices, provided by a pricing service, which are based primarily on institutional size trading in similar groups of securities. Mortgage-backed securities issued by certain government-related organizations are valued using brokers' quotations which are based on a matrix system which considers such factors as other security prices, yields and maturities. Securities in the Cash Reserves Portfolio, and other Portfolios' short term securities, are valued using the amortized cost method of valuation, which in the opinion of the Board of Trustees reflects fair value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. FUTURES: Futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

    Futures contracts may be used by each Portfolio, except the Cash Reserves Portfolio, in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the underlying securities.

    Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

5. SWAP AGREEMENTS: Each Portfolio, except the Cash Reserves and Mid Cap Growth Portfolios, may enter into swap agreements to exchange the return generated by one instrument for the return generated by another instrument. The following summarizes swaps entered into by the Portfolios:

    Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of the default.

6. INTEREST RATE FLOOR AND CAP AGREEMENTS: Each Portfolio, except the Cash Reserves Portfolio, may hold or write interest rate floors or caps to protect itself against fluctuation in interest rates. When a Portfolio writes an interest rate floor, it agrees to make periodic interest payments to the holder of the interest rate floor based on a notional principal amount to the extent that

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    a specified interest index falls below a specified interest rate. When a Portfolio writes an interest rate cap, it agrees to make periodic interest payments to the holder of the interest rate cap based on a notional principal amount to the extent that a specified interest index rises above a specified interest rate. Any premium received by a Portfolio is recorded as a liability and is amortized to interest income over the term of the agreement. Any premium paid by a Portfolio is recorded as an asset and is accreted against interest income over the term of the agreement. Interest rate caps and floors are marked-to-market daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic receipts or payments of interest, if any, are recorded in the interest income account on the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

    Because there is no organized market for these agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Entering into these agreements involves, to varying degrees, elements of interest rate and market risk in excess of the amount recognized in the Statement of Net Assets. Such risks involve the possibility that there may be no liquid market for these agreements and that there may be adverse changes in the interest rates or the index underlying these transactions. Risk may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received.

7. STRUCTURED INVESTMENTS: Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

8. DELAYED DELIVERY COMMITMENTS: Each Portfolio, except the Cash Reserves Portfolio, may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash is maintained in an amount at least equal to these commitments.

9. PURCHASED OPTIONS: Certain Portfolios may purchase call and put options on their portfolio securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the instrument at the exercise price. A Portfolio may purchase a put option to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Portfolio the right to sell the instrument at the option exercise price. Possible losses from purchased options cannot exceed the total amount invested.

--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. FOREIGN EXCHANGE AND FORWARD CURRENCY CONTRACTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

    A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Mid Cap Growth, Domestic Fixed Income, Cash Reserves, Mortgage-Backed Securities, and Limited Duration Portfolios) may enter into forward foreign currency contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

    At March 31, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

11. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, are declared and paid quarterly except for the Municipal and PA Municipal Portfolios which are declared and paid monthly, Small Cap Value, International Equity, Mid Cap Growth, Mid Cap Value, and Emerging Markets Value Portfolios which are declared and paid annually, and Cash Reserves Portfolio which are declared daily and paid monthly. Net realized capital gains are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    losses on securities, forwards and futures, including Post October Losses and permanent differences such as gain (loss) on in-kind redemptions (Note
    I), foreign currency transactions and gains on certain equity securities designated as issued by "passive foreign investment companies".

    Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid in capital.

    Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

    Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Securities classified as Value and Mid Cap Growth in the Equity, Balanced and Multi-Asset-Class Portfolios are those acquired on the basis of measures of value and growth, respectively, deemed appropriate by the Investment Adviser. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio pays Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), wholly owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co., for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the six months ended March 31, 1998 the investment advisory fees of each of the Portfolios were:

                            Annual        Voluntary Expense Limitations
                          Investment   ------------------------------------
                           Advisory    Institutional   Investment   Adviser
       Portfolio             Fee           Class         Class       Class
       ---------          ----------   -------------   ----------   -------

Value                       0.500%           --%            --%        --%
Equity                      0.500            --             --         --
Small Cap Value             0.750            --             --         --
International Equity        0.500            --             --         --
Mid Cap Growth              0.500            --             --         --
Mid Cap Value               0.750            --             --         --
Emerging Markets Value      0.750          1.18             --         --
Fixed Income                0.375            --             --         --
Domestic Fixed Income       0.375          0.50             --         --
High Yield                  0.375            --             --         --
Cash Reserves               0.250          0.32             --         --
Fixed Income II             0.375            --             --         --
Mortgage-Backed
  Securities                0.375          0.50             --         --
Limited Duration            0.300            --             --         --
Special Purpose Fixed
  Income                    0.375            --             --         --
Municipal                   0.375          0.50             --         --
PA Municipal                0.375          0.50             --         --
Global Fixed Income         0.375            --             --         --
International Fixed
  Income                    0.375            --             --         --
Intermediate Duration       0.375            --             --         --
Multi-Market Fixed
  Income                    0.450          0.58             --         --
Balanced                    0.450            --             --         --
Multi-Asset-Class           0.650          0.78             --         --


The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses so that annual operating expenses will not exceed voluntary expense limitations established for each class of shares as presented in the table above.

C. ADMINISTRATION FEE. MAS serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. Chase Global Funds Services Company ("CGFSC") serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MAS and receives compensation from MAS for these services.

D. DISTRIBUTOR. MAS Funds Distribution, Inc. ("MASDI" or the "Distributor"), a wholly owned subsidiary of Morgan Stanley Asset Management

--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Holdings, Inc., is the distributor for the Fund. MASDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides all classes of shares in each Portfolio with distribution services pursuant to separate Distribution Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing accounts. The Adviser Class of shares pays an annual service and distribution fee of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays an annual shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is not a distribution fee and is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MASDI. The distribution fee may be retained by MASDI if an Adviser Class shareholder invests directly through MASDI. Usually the fees are paid by MASDI to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute MAS Funds to the public.

E. CUSTODY. Morgan Stanley Trust Company (NY) ("MSTC"), an affiliate of the Fund, serves as custodian for certain of the Fund's assets held outside of the United States in accordance with a custodian agreement. MSTC is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

For the six months ended March 31, 1998, the following Portfolios incurred custody fees and had amounts payable to MSTC at March 31, 1998:



                                     MSTC            Custody
                                 Custody Fees     Fees Payable
                                   Incurred          to MSTC
                                    (000)             (000)
                                 ------------    ---------------

International Equity                 $133              $--
Emerging Markets Value                 54                6
Global Fixed Income                    12                5
International Fixed Income             25               10
Multi-Asset-Class                      15                5


F. TRUSTEES' FEES. The Fund pays each Trustee, who is not also an officer or affiliated person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Each eligible Trustee of the Fund who is not an officer or affiliated person, as defined under the Investment Company Act of 1940, as amended, participates in the Trustees' Deferred Compensation Plan. Under the Trustees' Deferred Compensation Plan, such Trustees must defer at least 25% of their fees and may elect to defer payment up to 100% of their total fees earned as a Trustee of the Fund. These deferred amounts are invested in the Portfolios selected by the Trustee. Total trustees fees incurred, for the six months ended March 31, 1998 by the Portfolios were $104,000.

Expenses for the six months ended March 31, 1998 include legal fees paid to Morgan, Lewis & Bockius LLP. A partner of that firm is secretary of the Fund.

G. PORTFOLIO INVESTMENT ACTIVITY.

1. PURCHASES AND SALES OF SECURITIES: For the six months ended March 31, 1998, purchases and sales of investment securities other than temporary cash investments were:
                                            (000)
                                    ----------------------
            Portfolio               Purchases     Sales
            ---------               ----------  ----------

Value                               $  951,711  $  572,098
Equity                                 387,576     551,391
Small Cap Value                        582,694     584,974
International Equity                   234,097     358,754
Mid Cap Growth                         296,024     293,744
Mid Cap Value                          284,829     179,328
Emerging Markets Value                   9,863      14,430
Fixed Income                         3,295,929   2,110,815
Domestic Fixed Income                   51,661      64,043
High Yield                             308,384     209,204
Cash Reserves                               --          --
Fixed Income II                        166,923     109,172
Mortgage-Backed Securities              31,544      18,979
Limited Duration                       135,633      68,938
Special Purpose Fixed Income           324,098     251,625
Municipal                               28,409      10,847
PA Municipal                             2,102       1,667
Global Fixed Income                     21,694      21,452
International Fixed Income              28,225      27,357
Intermediate Duration                  119,579      59,103
Multi-Market Fixed Income               85,064      30,067
Balanced                               171,825     168,277
Multi-Asset-Class                       83,228      75,713


--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. FEDERAL INCOME TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION): At March 31, 1998, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:



                                              (000)
                       ---------------------------------------------------
      Portfolio           Cost      Appreciation   Depreciation     Net
      ---------        ----------   ------------   ------------   --------

Value                  $3,461,662     $944,345       $(43,473)    $900,872
Equity                  1,008,638      325,789        (12,110)     313,679
Small Cap Value           777,235      191,735        (22,609)     169,126
International Equity      546,015      123,057        (16,661)     106,396
Mid Cap Growth            515,520      174,459         (3,148)     171,311
Mid Cap Value             324,797       57,757         (3,203)      54,554
Emerging Markets
  Value                    13,320        2,055         (1,734)         321
Fixed Income            4,768,450       72,142        (37,444)      34,698
Domestic Fixed Income      90,137        1,784           (641)       1,143
High Yield                607,398       30,602         (7,339)      23,263
Cash Reserves             109,796           --             --           --
Fixed Income II           317,392        4,769         (2,435)       2,334
Mortgage-Backed
  Securities               50,825          646           (397)         249
Limited Duration          222,534          956           (945)          11
Special Purpose Fixed
  Income                  597,436       13,140         (5,920)       7,220
Municipal                  89,727        6,126            (46)       6,080
PA Municipal               26,104        2,358             (8)       2,350
Global Fixed Income        68,922          919         (2,620)      (1,701)
International Fixed
  Income                  147,879        1,889         (6,837)      (4,948)
Intermediate Duration     134,425        1,049           (575)         474
Multi-Market Fixed
  Income                   55,280          564           (844)        (280)
Balanced                  385,676       62,628         (3,889)      58,739
Multi-Asset-Class         178,359       27,224         (2,770)      24,454


3. FORWARD FOREIGN CURRENCY CONTRACTS: Under the terms of the forward foreign currency contracts open at March 31, 1998, each Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated in the following table:

                                                       (000)
                       ---------------------------------------------------------------------
                                                                                   Net
                          Currency         In                                   Unrealized
                             to         Exchange    Settlement                 Appreciation
      Portfolio            Deliver         For         Date        Value      (Depreciation)
      ---------           --------      ---------   ----------   ----------   --------------
INTERNATIONAL EQUITY
Purchases
US$                          259   AUD        390      4/1/98     US$   258      US$   (1)
                                                                              ------------
EMERGING MARKETS VALUE
Sales
INR                      627,356   US$         74      4/1/98     US$    73      US$    1
                                                                              ------------
FIXED INCOME
Sales
DEM                      102,650   US$     57,560     4/29/98    US$ 55,616     US$ 1,944
DEM                        8,230            4,465     4/29/98         4,459             6
                                                                              ------------
                                                                                US$ 1,950
                                                                              ------------

                                                       (000)
                       ---------------------------------------------------------------------
                                                                                   Net
                          Currency         In                                   Unrealized
                             to         Exchange    Settlement                 Appreciation
      Portfolio            Deliver         For         Date        Value      (Depreciation)
      ---------           --------      ---------   ----------   ----------   --------------
HIGH YIELD
Sales
DEM                        4,935   US$      2,722     4/20/98    US$  2,672      US$   50
DEM                          815              447     4/20/98           441             6
DEM                        9,675            5,351     5/29/98         5,250           101
DEM                        8,000            4,422     6/18/98         4,346            76
DEM                        8,400            4,609     6/23/98         4,565            44
                                                                              ------------
                                                                                 US$  277
                                                                              ------------
FIXED INCOME II
Purchases
US$                          465   DEM        857      4/6/98     US$   464      US$   (1)
                                                                              ------------
Sales
DEM                          855   US$        464     4/29/98     US$   463      US$    1
DEM                        6,805            3,816     4/29/98         3,687           129
                                                                              ------------
                                                                                 US$  130
                                                                              ------------
                                                                        NET      US$  129
                                                                              ------------
SPECIAL PURPOSE FIXED INCOME
Sales
DEM                       13,695   US$      7,679     4/29/98    US$  7,420      US$  259
                                                                              ------------
GLOBAL FIXED INCOME
Purchases
US$                        2,865   CHF      4,285      4/1/98    US$  2,813      US$  (52)
                             485   AUD        715      4/3/98           473           (12)
                             614   ITL  1,105,000     4/20/98           607            (7)
                           1,269   DEM      2,300     4/23/98         1,246           (23)
                           5,442   DEM      9,840     4/23/98         5,329          (113)
                             369   ESP     56,750     4/23/98           362            (7)
                           1,685   DEM      3,055     4/24/98         1,655           (30)
                           1,486   CAD      2,155     4/30/98         1,520            34
                           1,125   GBP        690      5/5/98         1,154            29
                           1,028   IEP        750      5/6/98         1,018           (10)
                           3,464   JPY    423,000      5/6/98         3,189          (275)
                           1,055   DEM      1,925     5/18/98         1,044           (11)
                           1,009   CAD      1,450     5/19/98         1,024            15
                           2,366   ESP    365,000     5/19/98         2,330           (36)
                           3,298   JPY    412,250     5/19/98         3,114          (184)
                                                                              ------------
                                                                                 US$ (682)
                                                                              ------------
Sales
CHF                        4,285        US$ 3,005      4/1/98    US$  2,813      US$  192
DEM                           13                7      4/1/98             7            --
AUD                          715              485      4/3/98           473            12
DEM                          635              344     4/23/98           343             1
DEM                        4,660            2,585     4/30/98         2,525            60
IEP                          750            1,047      5/6/98         1,018            29
JPY                      130,000            1,067     5/11/98           981            86
SEK                       12,740            1,571     5/13/98         1,597           (26)
DEM                        6,435            3,562     5/18/98         3,490            72
GBP                          605              983     5/19/98         1,011           (28)
SEK                        3,765              466     5/20/98           472            (6)
CAD                        1,070              754      6/2/98           756            (2)
DKK                        2,695              392      6/2/98           384             8
FRF                        3,130              513     6/10/98           507             6
IEP                          260              358     6/18/98           353             5
AUD                        2,120            1,424     6/19/98         1,404            20
ITL                      810,000              449     6/23/98           445             4
CHF                        4,285            2,895     6/30/98         2,842            53
                                                                              ------------
                                                                                 US$  486
                                                                              ------------
                                                                        NET      US$ (196)
                                                                              ------------
INTERNATIONAL FIXED INCOME
Purchases
US$                        6,909   CHF     10,335      4/1/98    US$  6,784      US$ (125)
                             112   AUD        165      4/3/98           109            (3)
                           3,165   ITL  5,680,000     4/20/98         3,118           (47)
                           9,030   DEM     16,365     4/23/98         8,863          (167)
                          13,906   DEM     25,125     4/23/98        13,608          (298)
                           2,472   CAD      3,585     4/30/98         2,530            58
                           2,199   JPY    285,000     4/30/98         2,147           (52)
                           2,641   GBP      1,620      5/5/98         2,709            68

-------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                       (000)
                       ---------------------------------------------------------------------
                                                                                   Net
                          Currency         In                                   Unrealized
                             to         Exchange    Settlement                 Appreciation
      Portfolio            Deliver         For         Date        Value      (Depreciation)
      ---------           --------      ---------   ----------   ----------   --------------

US$                        2,413   IEP      1,760      5/6/98    US$  2,390      US$  (23)
                             410   DEM        750     5/18/98           407            (3)
                           4,952   CAD      7,120     5/19/98         5,027            75
                           5,651   ESP    872,000     5/19/98         5,567           (84)
                           4,080   JPY    510,000     5/19/98         3,852          (228)
                           6,389   JPY    805,000     6/10/98         6,100          (289)
                           6,484   JPY    830,000     6/18/98         6,296          (188)
                           4,621   FRF     28,240     6/23/98         4,582           (39)
                                                                              ------------
                                                                               US$ (1,345)
                                                                              ------------
Sales
CHF                       10,335   US$      7,224      4/1/98    US$  6,784      US$  440
DEM                           24               13      4/1/98            13            --
AUD                          165              112      4/3/98           109             3
DEM                       11,100            6,157     4/30/98         6,014           143
FRF                          544               88     4/30/98            88            --
JPY                      305,000            2,472     4/30/98         2,298           174
JPY                      175,000            1,404     4/30/98         1,318            86
NLG                        4,910            2,417     4/30/98         2,360            57
IEP                        1,760            2,456      5/6/98         2,390            66
SEK                        5,130              632     5/13/98           643           (11)
DEM                       11,160            6,180     5/18/98         6,052           128
CAD                        1,050              738     5/19/98           741            (3)
GBP                        1,040            1,690     5/19/98         1,738           (48)
SEK                       22,305            2,761     5/20/98         2,797           (36)
IEP                          575              791     6/18/98           781            10
AUD                        1,090              723     6/19/98           722             1
ITL                    1,285,000              713     6/23/98           706             7
CHF                       10,335            6,983     6/30/98         6,855           128
                                                                              ------------
                                                                                US$ 1,145
                                                                              ------------
                                                                        NET      US$ (200)
                                                                              ------------
INTERMEDIATE DURATION
Sales
DEM                       10,735   US$      5,905     5/29/98    US$  5,825      US$   80
                                                                              ------------
MULTI-MARKET FIXED INCOME
Purchases
US$                          577   DEM      1,045     4/23/98     US$   566      US$  (11)
                             823   IEP        600      5/6/98           815            (8)
                             970   CAD      1,395     5/19/98           984            14
                             486   ESP     75,000     5/19/98           479            (7)
                             231   DEM        425     6/23/98           231            --
                                                                              ------------
                                                                                 US$  (12)
                                                                              ------------

Sales
AUD                        2,745   US$      1,863      4/3/98    US$  1,815      US$   48
FRF                        8,180            1,345     4/16/98         1,322            23
GBP                          215              349     4/16/98           360           (11)
ITL                      260,000              145     4/16/98           143             2
JPY                      105,000              814     4/16/98           789            25
DEM                        1,045              582     4/23/98           566            16
IEP                          600              838      5/6/98           815            23
SEK                        7,645              942     5/13/98           958           (16)
DEM                        1,505              826     6/23/98           818             8
DEM                        1,500              822     6/26/98           815             7
CHF                        1,485            1,003     6/30/98           985            18
                                                                              ------------
                                                                                 US$  143
                                                                              ------------
                                                                        NET      US$  131
                                                                              ------------
BALANCED
Sales
DEM                        3,705   US$      2,077     4/29/98    US$  2,007      US$   70
DEM                          745              404     4/29/98           403             1
                                                                              ------------
                                                                                 US$   71
                                                                              -------------




                                                       (000)
                       ---------------------------------------------------------------------
                                                                                   Net
                          Currency         In                                   Unrealized
                             to         Exchange    Settlement                 Appreciation
      Portfolio            Deliver         For         Date        Value      (Depreciation)
      ---------           --------      ---------   ----------   ----------   --------------

MULTI-ASSET-CLASS
Purchases
US$                          318   CHF        475      4/1/98     US$   312      US$   (6)
                             973   FRF      5,958      4/1/98           962           (11)
                              37   AUD         55      4/3/98            36            (1)
                              86   DKK        595     4/14/98            84            (2)
                             128   ITL    230,000     4/20/98           126            (2)
                             347   DEM        630     4/23/98           341            (6)
                             175   DEM        315     4/23/98           171            (4)
                              86   CAD        125     4/30/98            88             2
                               7   JPY        900     4/30/98             7            --
                             171   GBP        105      5/5/98           175             4
                             157   IEP        115      5/6/98           156            (1)
                              91   CAD        130     5/19/98            92             1
                             350   ESP     54,000     5/19/98           345            (5)
                              20   IEP         15     5/19/98            20            --
                              41   JPY      5,250     5/19/98            40            (1)
                             196   JPY     25,000     6/18/98           190            (6)
                             365   FRF      2,230     6/23/98           362            (3)
                                                                              ------------
                                                                                 US$  (41)
                                                                              ------------

Sales
CHF                          475   US$        332      4/1/98     US$   312      US$   20
DEM                          149               81      4/1/98            80             1
GBP                          187              315      4/1/98           314             1
IDR                      703,813               83      4/1/98            82             1
AUD                           55               37      4/3/98            36             1
DKK                          595               85     4/14/98            84             1
DEM                          175               97     4/20/98            95             2
DEM                           75               41     4/23/98            41            --
DEM                          370              205     4/30/98           200             5
FRF                          555               92     4/30/98            90             2
JPY                          900                7     4/30/98             7            --
DEM                           75               42      5/5/98            41             1
IEP                          115              160      5/6/98           156             4
SEK                        1,530              189     5/13/98           192            (3)
DEM                          520              288     5/18/98           282             6
CAD                           90               63     5/19/98            63            --
ESP                       14,000               90     5/19/98            89             1
GBP                          110              179     5/19/98           184            (5)
IEP                           15               21     5/19/98            20             1
JPY                       14,000              112     5/19/98           106             6
DEM                          315              174     5/29/98           171             3
DEM                          270              149     6/18/98           146             3
DEM                          400              221     6/18/98           217             4
AUD                           65               43     6/19/98            43            --
DEM                          285              156     6/23/98           155             1
ITL                      108,000               60     6/23/98            59             1
CHF                          335              226     6/30/98           222             4
                                                                              ------------
                                                                                 US$   61
                                                                              ------------
                                                                        NET      US$   20
                                                                              ------------
              AUD  --   Australian Dollar
              CAD  --   Canadian Dollar
              CHF  --   Swiss Franc
              DEM  --   German Mark
              DKK  --   Danish Krone
              ESP  --   Spanish Peseta
              FRF  --   French Franc
              GBP  --   British Pound
              IDR  --   Indonesian Rupiah
              IEP  --   Irish Punt
              INR  --   Indian Rupee
              ITL  --   Italian Lira
              JPY  --   Japanese Yen
              NLG  --   Netherlands Guilder
              SEK  --   Swedish Krona
              US$  --   U.S. Dollar


--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. FUTURES CONTRACTS: At March 31, 1998, the following Portfolios had futures contracts open:

                                                                 Unrealized
                        Number       Aggregate                  Appreciation
                          of        Face Value     Expiration  (Depreciation)
      Portfolio        Contracts       (000)          Date         (000)
      ---------        ---------   -------------   ----------  --------------

Purchases:
 INTERNATIONAL EQUITY
  FTSE 100 Index           137      GBP    8,175     Jun-98        US$  188

  Nikkei 225 Index         132     JPY 2,151,600     Jun-98            (433)

 FIXED INCOME
  U.S. Treasury 2 yr.
   Note                    579      US$  120,387     Jun-98            (350)

  U.S. Treasury 5 yr.
   Note                  2,290      US$  249,324     Jun-98          (1,475)

  U.S. Treasury Long
   Bond                    281      US$   33,790     Jun-98            (259)

 DOMESTIC FIXED
   INCOME
  U.S. Treasury 2 yr.
   Note                     17      US$    1,851     Jun-98              (5)

  U.S. Treasury 5 yr.
   Note                     72      US$   14,970     Jun-98             (43)

  U.S. Treasury Long
   Bond                     25      US$    3,006     Jun-98              (7)

 FIXED INCOME II
  U.S. Treasury 2 yr.
   Note                    119      US$   24,743     Jun-98             (72)

  U.S. Treasury 5 yr.
   Note                     23      US$    2,504     Jun-98              (5)

  U.S. Treasury Long
   Bond                      2       US$     241     Jun-98              --


 LIMITED DURATION
  U.S. Treasury 2 yr.
   Note                    445      US$   92,525     Jun-98            (245)

 SPECIAL PURPOSE
   FIXED INCOME
  U.S. Treasury 2 yr.
   Note                    526      US$  109,367     Jun-98            (318)

  U.S. Treasury 5 yr.
   Note                     25      US$    2,722     Jun-98              (5)

  U.S. Treasury Long
   Bond                    151      US$   18,158     Jun-98             (20)

 MUNICIPAL
  U.S. Treasury 5 yr.
   Note                     44      US$    4,791     Jun-98              (9)

  U.S. Treasury 10
   yr. Note                 30      US$    3,371     Jun-98              (6)

 PA MUNICIPAL
  U.S. Treasury 5 yr.
   Note                      5       US$     544     Jun-98              (1)

  U.S. Treasury 10
   yr. Note                 41      US$    4,607     Jun-98              (8)

 GLOBAL FIXED INCOME Japanese 10 yr.
   Government Bond           4      JPY  520,720     Jun-98               8

 INTERNATIONAL FIXED
   INCOME
  German 10 yr.
   Government Bond          45       DEM   8,316     Jun-98              64

  Japanese 10 yr.
   Government Bond          11     JPY 1,431,980     Jun-98              20



                                                                 Unrealized
                        Number       Aggregate                  Appreciation
                          of        Face Value     Expiration  (Depreciation)
      Portfolio        Contracts       (000)          Date         (000)
      ---------        ---------   -------------   ----------  --------------
 INTERMEDIATE
   DURATION
  U.S. Treasury 2 yr.
   Note                     97      US$   10,561     Jun-98       US$   (79)

  U.S. Treasury 5 yr.
   Note                    117      US$   24,327     Jun-98             (71)

 BALANCED
  U.S. Treasury 2 yr.
   Note                     70      US$   14,555     Jun-98             (42)

  U.S. Treasury 5 yr.
   Note                    133      US$   14,480     Jun-98             (28)

  U.S. Treasury Long
   Bond                     11      US$    1,323     Jun-98              --

 MULTI-ASSET CLASS
  U.S. Treasury 2 yr.
   Note                     24      US$    4,990     Jun-98             (15)

  U.S. Treasury 5 yr.
   Note                     18      US$    1,960     Jun-98              (4)

  MIB 30 Index               7     ITL 2,470,720     Jun-98             161

  Nikkei 225 Index          13      JPY  211,900     Jun-98             (86)


Sales:
 FIXED INCOME
  90 day Eurodollar        112      US$   26,352    Jun-98-
                                                     Mar-01            (107)

  U.S. Treasury 10
   yr. Note              4,226      US$  474,897     Jun-98             991

 DOMESTIC FIXED
   INCOME
  U.S. Treasury 10
   yr. Note                120      US$   13,485     Jun-98              35

 HIGH YIELD
  U.S. Treasury Long
   Bond                    170      US$   20,443     Jun-98             (42)

 FIXED INCOME II
  U.S. Treasury 10
   yr. Note                162      US$   18,205     Jun-98              33


 MORTGAGE-BACKED
   SECURITIES
  U.S. Treasury 2 yr.
   Note                     18      US$    3,743     Jun-98               2

  U.S. Treasury 5 yr.
   Note                     11      US$    1,198     Jun-98               2

  U.S. Treasury 10
   yr. Note                 70      US$    7,866     Jun-98              10

  U.S. Treasury Long
   Bond                      2       US$     241     Jun-98              --

 LIMITED DURATION
  U.S. Treasury Long
   Bond                    141      US$   16,955     Jun-98              80

 SPECIAL PURPOSE
   FIXED INCOME
  U.S. Treasury 10
   yr. Note                842      US$   94,620     Jun-98             278

 MUNICIPAL
  U.S. Treasury Long
   Bond                     61      US$    7,335     Jun-98             (15)

 PA MUNICIPAL
  U.S. Treasury 2 yr.
   Note                     16      US$    3,327     Jun-98               9

  U.S. Treasury Long
   Bond                     23      US$    2,766     Jun-98              (6)

 GLOBAL FIXED INCOME
  U.S. Treasury 10
   yr. Note                 18      US$    2,023     Jun-98               6

 INTERMEDIATE
   DURATION
  U.S. Treasury 10
   yr. Note                 35      US$    3,933     Jun-98              (2)

  U.S. Treasury Long
   Bond                    114      US$   13,709     Jun-98             (15)
                                                     Jun-98             (15)

--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



                                                                 Unrealized
                        Number       Aggregate                  Appreciation
                          of        Face Value     Expiration  (Depreciation)
      Portfolio        Contracts       (000)          Date         (000)
      ---------        ---------   -------------   ----------  --------------

 MULTI-MARKET FIXED
   INCOME
  U.S. Treasury 10
   yr. Note                 29      US$    3,259     Jun-98        US$   12

  U.S. Treasury Long
   Bond                      4       US$     481     Jun-98              (1)

 BALANCED
  U.S. Treasury 10
   yr. Note                241      US$   27,082     Jun-98             (72)

 MULTI-ASSET CLASS
  U.S. Treasury 10
   yr. Note                 18      US$    2,023     Jun-98              (2)

  U.S. Treasury Long
   Bond                      5       US$     601     Jun-98               1

              DEM  --   German Mark
              GBP  --   British Pound
              ITL  --   Italian Lira
              JPY  --   Japanese Yen
              US$  --   U.S. Dollar


5. SWAP AGREEMENTS: At March 31, 1998, the following Portfolios had open Interest Rate Swap Agreements:



                                                   Unrealized
  Notional                                        Appreciation
   Amount                                        (Depreciation)
   (000)                  Description                (000)
---------------------------------------------------------------

FIXED INCOME
    $150,000 Agreement with Bankers Trust Company terminating July 21, 1999 to pay 1 month LIBOR monthly and to receive fixed rate at 6.12% semiannually.
                                                      $479
                                                 ----------
DOMESTIC FIXED INCOME
      $5,000 Agreement with Bankers Trust Company terminating July 21, 1999 to pay 1 month LIBOR monthly and to receive fixed rate at 6.12% semiannually.
                                                       $16
                                                 ----------
FIXED INCOME II
     $11,000 Agreement with Bankers Trust Company terminating July 21, 1999 to pay 1 month LIBOR monthly and to receive fixed rate at 6.12% semiannually.
                                                       $35
                                                 ----------
MORTGAGE-BACKED SECURITIES
      $2,750 Agreement with Bankers Trust Company terminating July 21, 1999 to pay 1 month LIBOR monthly and to receive fixed
                rate at 6.12% semiannually.             $9

                                                   Unrealized
  Notional                                        Appreciation
   Amount                                        (Depreciation)
   (000)                  Description                (000)
---------------------------------------------------------------

      $7,000    Agreement with Salomon Brothers
                terminating July 1, 1998 to pay
                total rate of return on the
                Salomon Brothers Benchmark
                Yield Curve Average 2-Year
                Index based on the previous
                months return, if positive, and
                to receive 1 month LIBOR less
                38 basis points monthly and
                receive the total rate of
                return on the reference index
                if the reference index is
                negative.                               $3
                                                 ----------
                                                       $12
                                                 ----------
SPECIAL PURPOSE FIXED INCOME
     $25,000 Agreement with Bankers Trust Company terminating July 21, 1999 to pay 1 month LIBOR monthly and to receive fixed rate at 6.12% semiannually.
                                                       $80
                                                 ----------
MUNICIPAL
     $10,300 Agreement with Bankers Trust Company terminating January 9, 2006 to pay fixed rate at 6.05% semiannually and to receive 3 month LIBOR quarterly.
                                                       $58
                                                 ----------
PA MUNICIPAL
      $4,650 Agreement with Bankers Trust Company terminating January 9, 2006 to pay fixed rate at 6.05% semiannually and to receive 3 month LIBOR quarterly.
                                                       $26
                                                 ----------
BALANCED
      $7,000 Agreement with Bankers Trust Company terminating July 21, 1999 to pay 1 month LIBOR monthly and to receive fixed rate at 6.12% semiannually.
                                                       $22
                                                 ----------
MULTI-ASSET-CLASS
      $1,500 Agreement with Bankers Trust Company terminating July 21, 1999 to pay 1 month LIBOR monthly and to receive fixed rate at 6.12% semiannually.
                                                        $5
                                                 ----------


LIBOR -- London Interbank Offer Rate

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

H. CAPITAL LOSS CARRYFORWARD. At March 31, 1998, the following Portfolios had available for Federal income tax purposes unused capital losses, all of which will expire on the indicated dates:



                                Expiration Date
                                 September 30,
                                     (000)
                                ---------------
         Portfolio               2003     2004
         ---------              ------    -----

Mortgage-Backed Securities      $2,746    $  --
Limited Duration                 3,769      172
Municipal                           --       74
PA Municipal                        23       --


I. IN-KIND TRANSACTIONS. For the six months ended March 31, 1998, the following Portfolios realized gains (losses) from in-kind redemptions of approximately:



              Portfolio                  (000)
              ---------                 -------

Value                                   $27,131
Equity                                   10,439
Small Cap Value                             (46)
Fixed Income                                343
High Yield                                  297


J. SECURITIES LENDING. Certain Portfolios loan securities to certain brokers and receive security lending fees. Security lending fees are included as expense offsets in the Statement of Operations. Fees greater than custodian expenses are included in interest income. During the six months ended March 31, 1998, the following Portfolios had security lending fees totaling:

                                            Fees
              Portfolio                     (000)
              ---------                 -------------

Value                                       $173
Equity                                        95
International Equity                          55
Mid Cap Growth                               226
Fixed Income                                  90
Domestic Fixed Income                          1
Fixed Income II                                3
Special Purpose Fixed Income                  18
Balanced                                      28


Portfolios that lend securities receive securities issued or guaranteed by the U.S. Government or its agencies, cash or letters of credit as collateral in an amount at least equal to 100% of the current market value of loaned securities. The value of loaned securities and related collateral outstanding at March 31, 1998, were as follows:



                            Value of       Value
                             Loaned          of
                           Securities    Collateral
        Portfolio            (000)         (000)
        ---------          ----------    ----------

Value                       $339,614      $345,139
Equity                       127,783       130,983
International Equity          94,310        99,026
Mid Cap Growth               130,673       134,118
Fixed Income                 149,684       153,736
Domestic Fixed Income          4,609         4,707
Fixed Income II               21,734        22,171
Special Purpose Fixed
  Income                      27,720        28,238
Balanced                      29,415        29,976


Custodian fees appearing in the Statement of Operations have been adjusted to include expense offsets for custodian balance credits and security lending fees totaling $454,000 and $196,000 respectively, for the six months ended March 31, 1998.

K. OTHER. At March 31, 1998, the High Yield Portfolio's net assets were substantially comprised of high yield fixed income securities. The financial condition of an issuer of these securities and general economic and industry specific conditions may affect the issuer's ability to make payments of income and principal on these securities.

A portion of the securities of the Municipal and PA Municipal Portfolios are insured by certain companies specializing in the insurance of municipal debt obligations. At March 31, 1998, approximately 56.6% and 49.9% of the net assets of the Municipal and PA Municipal Portfolios, respectively, are covered by such insurance. Listed below are the insurers that insure obligations constituting more than 10% of the Portfolios' net assets:



                                              PA
                              Municipal    Municipal
                              ---------    ---------

AMBAC                           17.7%        15.4%
FGIC                            13.0         18.8
MBIA                            15.7         11.0


At March 31, 1998, certain employees of Miller Anderson & Sherrerd, LLP were record owners of approximately 20.0% of the PA Municipal Portfolio. In addition, the Fund had Portfolios with otherwise unaffiliated record owners of 10% or

--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:



                                     Percentage
                                    of Ownership
                        ------------------------------------
                        Institutional   Investment   Adviser
      Portfolios            Class         Class       Class
      ----------        -------------   ----------   -------

Value                       15.2%          42.4%       83.4%
Equity                        --           97.1        90.8
Small Cap Value             10.8             --          --
International Equity        14.7           88.7          --
Mid Cap Growth              22.3             --        98.2
Mid Cap Value                 --           78.9          --
Emerging Markets Value      66.9             --          --
Fixed Income                  --           46.4        83.0
Domestic Fixed Income       21.4             --          --
High Yield                    --           70.8        77.0
Cash Reserves               39.5             --          --
Fixed Income II             11.1             --          --
Mortgage-Backed
  Securities                89.2             --          --
Limited Duration            27.4             --          --
Special Purpose Fixed
  Income                      --             --          --
Municipal                   34.0             --          --
PA Municipal                51.3             --          --
Global Fixed Income         70.2             --          --
International Fixed
  Income                    57.7             --          --
Intermediate Duration       45.7             --          --
Multi-Market Fixed
  Income                    93.3             --          --
Balanced                    32.7           95.2        98.5
Multi-Asset-Class           29.1           91.2          --


--------------------------------------------------------------------------------

MAS FUNDS TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

THOMAS L. BENNETT, CFA*
Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Director, Morgan Stanley Universal Funds, Inc.

THOMAS P. GERRITY
Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Fannie Mae; Director, Reliance Group Holdings; Director, CVS Corporation; Director, Union Carbide Corporation.

JOSEPH P. HEALEY
Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

JOSEPH J. KEARNS
Trustee; Investment Consultant, Chief Investment Officer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

VINCENT R. MCLEAN
Trustee; Director, Legal and General America, Inc., Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. OSCAR MORONG, JR.
Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

JAMES D. SCHMID
President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.

LORRAINE TRUTEN, CFA
Vice-President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

JOHN H. GRADY, JR.
Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius, LLP; formerly Attorney, Ropes & Gray.

RICHARD J. SHOCH
Assistant Secretary and Compliance Officer, MAS Funds; formerly Vice President and Assistant Secretary, SEI Corporation.

JAMES A. GALLO
Treasurer, MAS Funds; Vice-President, Morgan Stanley; Head of Fund Accounting, Miller Anderson & Sherrerd, LLP; formerly Vice President and Director of Investment Accounting, PFPC, Inc.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------

     [MAS FUND LOGO]

























                                    MILLER ANDERSON & SHERRERD, LLP

                                    One Tower Bridge
                                    West Conshohocken, PA 19428-2899

                                    Investment Adviser:   (610) 940-5000
                                    MAS Funds:            (800) 354-8185

                                    Printed in U.S.A. This Report has been
                                    prepared for shareholders and may be
                                    distributed to others only if preceded or accompanied by a current prospectus.